As filed with the Securities and Exchange Commission on July 31, 2006

Securities Act Registration No. 33-78264

Investment Company Act Registration No. 811-8490

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

POST-EFFECTIVE AMENDMENT NO. 32	☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

AMENDMENT NO. 34	☒

EXCELSIOR FUNDS TRUST

(Exact Name of Registrant as Specified in Charter)

225 High Ridge Road

Stamford, Connecticut 06905

(Address of Principal Executive Offices)

Registrant’s Telephone Number: 800-446-1012

Name and Address of Agent for Service:	Copies to:

Michael R. Rosella, Esq. Paul, Hastings, Janofsky & Walker LLP 75 East 55th Street New York, New York 10022 Phone No.: (212) 318-6800 Fax No.: (212) 319-4090	Koji Felton, Esq. Charles Schwab Investment Management, Inc. 101 Montgomery Street San Francisco, CA 94104 Phone No.: (415) 667-3461 Fax No.: (415) 667-3440

It is proposed that this filing will become effective (check appropriate box)

☒	Immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(l)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities being Registered: Shares of Beneficial Interest.

Excelsior Institutional Funds

July 31, 2006

Excelsior Funds Trust

TOTAL RETURN BOND FUND

INCOME FUND

Investment Adviser

United States Trust Company, National Association

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Excelsior Funds Trust is a mutual fund that offers shares in separate investment portfolios that have individual investment goals, strategies and risks. This prospectus gives you important information about the Institutional Shares class of the Total Return Bond and Income Funds of Excelsior Funds Trust (the “Funds”) that you should know. Please read this prospectus and keep it for future reference.

On June 16, 2006, the Board of Trustees (the “Board”) of Excelsior Funds Trust determined that it was in the best interests of the Funds and their shareholders to reorganize each of the Funds into the Core Bond Fund of Excelsior Funds, Inc.

Shareholder approval of the reorganization is not required. Current shareholders of the Funds will receive a prospectus/information statement for the Core Bond Fund prior to the reorganization describing in detail the investment objective, strategies and risks of an investment in the Core Bond Fund.

It is expected that the reorganization will occur by the end of the third quarter of 2006. The Funds’ portfolio managers will continue to make investments on behalf of the Funds, but will now more closely track the investment strategies of the Core Bond Fund. This means that shareholders should be aware that the Funds are no longer pursuing their stated investment strategies. The sale of shares of the Funds will be suspended on or about August 31, 2006.

This prospectus has been arranged into different sections so that you can easily review this important information. You will find specific information in this prospectus about each of the Funds plus general information on the Funds. You may find additional information in the Funds’ Statement of Additional Information (the SAI), which is incorporated by reference into this prospectus. Please read this prospectus carefully. For more detailed information about each Fund, please see:

Introduction

Both Funds are mutual funds. A mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities.

United States Trust Company, National Association, through its separate identifiable division, U.S. Trust New York Asset Management Division, serves as investment adviser to the Funds. See “Investment Adviser” later in this prospectus for more information about the Adviser.

The Funds invest in “fixed income securities,” which include bonds and other debt securities.

Following is a summary of the principal investment policies, strategies and risks of the Funds. Further information about risks associated with investing in the Funds can be found in “More Information About Principal Risks and Strategies” in this prospectus and in the SAI.

The investment objectives for the Funds are not fundamental and may be changed without shareholder approval. Except as expressly noted otherwise in the prospectus, each Fund’s investment policies and strategies may be changed without shareholder approval. There can be no assurance that any Fund will be able to achieve its investment objective.

Limitations and restrictions on the level of investment in securities that are discussed in this prospectus and that are expressed in terms of percentage limitations are measured at the time of investment, unless specifically indicated otherwise. Changes in market values that cause a percentage limitation to be exceeded will not necessarily require that securities be sold.

A Fund share is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

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Total Return Bond Fund

Investment Objective

The Total Return Bond Fund seeks to maximize the total rate of return consistent with moderate risk of capital and maintenance of liquidity. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Upon reorganization into the Institutional Shares class of the Core Bond Fund, as discussed previously in this prospectus, shareholders of this Fund will become shareholders of the Core Bond Fund. The Core Bond Fund’s investment objective is to seek high current income consistent with what is believed to be prudent risk of capital.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in fixed income securities. For purposes of this test only, net assets includes borrowings for investment purposes. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. The Fund invests primarily (at least 65% of its total assets) in fixed income securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, and corporate issuers rated at the time of investment in one of the three highest rating categories by a major rating agency. The Fund also may invest up to 20% of its assets in preferred stock, U.S. dollar-denominated fixed income securities of foreign issuers or foreign governments or U.S. companies located outside the United States and mortgage-backed securities. The Fund may use financial and stock index futures and options to protect against adverse changes to the value of portfolio securities due to anticipated changes in interest rates or market conditions.

There is no limit on the Fund’s average maturity or on the maximum maturity of a particular security. The Adviser manages the Fund by balancing yield, average maturity and risk in light of its assessment of real interest rates and the yield curve to provide maximum preservation of purchase power. In selecting particular investments, the Adviser looks for fixed income securities that offer relative value and potential for moderate price appreciation.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities and may affect the Fund’s performance.

Principal Risks

The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise, and the volatility of lower rated securities is even greater than that of higher rated securities.

The mortgages underlying mortgage-backed securities may be paid off early, particularly in a period of falling interest rates, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

In pursuit of its principal investment strategy, the Fund, on occasion, may experience a portfolio turnover rate in excess of 100%. A higher rate of portfolio turnover will result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in more frequently realized net gains to the Fund, the Fund’s distribution of taxable income may increase.

The Fund’s U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

The Fund also may be subject to risks particular to its investments in foreign fixed income securities as well as credit risk. Risks associated with investing in foreign securities may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk.

The successful use of futures, options and other derivative instruments is based on the Adviser’s ability to correctly anticipate market movements. When the direction of the prices of the Fund’s securities does not correlate with the changes in the value of these transactions, or when the trading market for derivatives becomes illiquid, the Fund could lose money.

The Fund is also subject to the risk that its investments in long-term fixed income securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

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The price of the Fund’s shares is expected to have a medium level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before you decide to invest in the Fund.

Investor Profile

Investors seeking total return through a diversified portfolio of fixed income securities, and who are willing to accept the risks of investing in fixed income securities of varying maturities.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Institutional Shares class from year to year.

Best Quarter 5.02% 9/30/01	Worst Quarter (3.20)% 6/30/04

The Fund’s Institutional Shares class performance for the six month period ending June 30, 2006 was (0.88)%.

This table compares the average annual total returns of the Fund’s Institutional Shares class for the periods ended December 31, 2005, to those of the Lehman Brothers Govt/Credit Bond Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the Fund’s other return figures because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Total Return Bond Fund
Return Before Taxes	2.32%	5.80%	5.98%
Return After Taxes on Distributions	0.45%	3.63%	3.53%
Return After Taxes on Distributions and Sale on Fund Shares	1.80%	3.74%	3.62%
Lehman Brothers Govt/Credit Bond Index (reflects no deduction for fees, expenses, or taxes)*	2.37%	6.11%	6.17%

*	The Lehman Brothers Govt/Credit Bond Index is an unmanaged total return performance benchmark composed of U.S. government agencies and U.S. Treasury securities and investment grade corporate debt, selected as representative of the market.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

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Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Institutional Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.65%
Other Expenses	0.23%
Total Annual Fund Operating Expenses	0.88%
Less Fee Waivers	(0.23)%	*
Net Annual Fund Operating Expenses	0.65%	*

*	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 0.65%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Institutional Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Institutional Shares class would be:

1 Year	3 Years	5 Years	10 Years
$66	$258	$465	$1,063

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Income Fund

Investment Objective

The Income Fund seeks to provide as high a level of current interest income as is consistent with moderate risk of capital and maintenance of liquidity. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Upon reorganization into the Institutional Shares class of the Core Bond Fund, as discussed previously in this prospectus, shareholders of this Fund will become shareholders of the Core Bond Fund. The Core Bond Fund’s investment objective is to seek high current income consistent with what is believed to be prudent risk of capital.

Principal Investment Strategy

The Fund invests primarily (at least 65% of its assets) in fixed income securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, and corporate issuers rated at the time of investment in one of the three highest rating categories by a major rating agency. The Fund may invest up to 35% of its assets in fixed income securities that are rated below investment grade. These securities are sometimes called “high yield” or “junk” bonds. The Fund also may invest up to 25% of its assets in preferred stocks and U.S. dollar-denominated fixed income securities of foreign issuers or foreign governments or U.S. companies located outside the United States and mortgage-backed securities. The Fund may use financial and stock index futures and options to protect against adverse changes to the value of portfolio securities due to anticipated changes in interest rates or market conditions.

There is no limit on the Fund’s average maturity or on the maximum maturity of a particular security. The Adviser manages the Fund’s average portfolio maturity in light of current market and economic conditions to provide a competitive current yield and reasonable principal volatility. In selecting particular investments, the Adviser looks for securities that offer relative value, based on its assessment of real interest rates and the yield curve. The fixed income securities held by the Fund also may have the potential for moderate price appreciation.

Principal Risks

The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise, and the volatility of lower rated securities is even greater than that of higher rated securities.

Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of default or price declines than investment grade securities due to actual or perceived changes in an issuer’s credit risk. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

In pursuit of its principal investment strategy the Fund, on occasion, may experience a portfolio turnover rate in excess of 100%. A higher rate of portfolio turnover will result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in more frequently realized net gains to the Fund, the Fund’s distributions of taxable income may increase.

The Fund’s U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

The Fund also may be subject to risks particular to its investments in foreign fixed income securities as well as credit risk. Risks associated with investing in foreign securities may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk.

The successful use of futures, options and other derivative instruments is based on the Adviser’s ability to correctly anticipate market movements. When the direction of the prices of the Fund’s securities does not correlate with the changes in the value of these transactions, or when the trading market for derivatives becomes illiquid, the Fund could lose money.

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The Fund is also subject to the risk that its investments in long-term fixed income securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

The price of the Fund’s shares is expected to have a medium level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before you decide to invest in the Fund.

Investor Profile

Investors seeking current income through a diversified portfolio of fixed income securities, and who are willing to accept the risks of investing in fixed income securities of varying maturities.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Institutional Shares class from year to year.

Best Quarter 4.50% 12/31/00	Worst Quarter (2.47)% 6/30/04

The Fund’s Institutional Shares class performance for the six month period ending June 30, 2006 was (0.89)%.

This table compares the average annual total returns of the Fund’s Institutional Shares class for the periods ended December 31, 2005, to those of the Lehman Brothers Aggregate Bond Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the Fund’s other return figures because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Income Fund
Return Before Taxes	2.76%	5.58%	5.79%
Return After Taxes on Distributions	1.19%	3.53%	3.33%
Return After Taxes on Distributions and Sale of Fund Shares	1.80%	3.55%	3.42%
Lehman Brothers Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)*	2.43%	5.87%	6.16%

*	The Lehman Brothers Aggregate Bond Index is an unmanaged, fixed income market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

8

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Institutional Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.65%
Other Expenses	0.24%
Total Annual Fund Operating Expenses	0.89%
Less Fee Waivers	(0.24)%	*
Net Annual Fund Operating Expenses	0.65%	*

*	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 0.65%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Institutional Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Institutional Shares class would be:

1 Year	3 Years	5 Years	10 Years
$66	$260	$470	$1,074

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More Information About Principal Risks and Strategies

Each Fund has its own investment goal, strategies and risks. The Adviser invests Fund assets in a way that it believes will help a Fund achieve its goal. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

As a result of the proposed reorganization of the Funds into the Core Bond Fund, as discussed previously in this prospectus, the Funds’ portfolio managers intend to more closely track the investment strategies of the Core Bond Fund, and thus the Funds are subject to the risk that such investments may underperform investments they would have made had they invested consistent with their stated investment strategies.

Management Risk

The Adviser continuously evaluates each Fund’s holdings, purchases and sales with a view to achieving the Fund’s investment objective. However, the achievement of the stated investment objective cannot be guaranteed. The Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in a Fund, just as you could with other investments. If the Adviser is incorrect in its assessment of the income, growth or price realization potential of a Fund’s holdings or incorrect in its assessment of general market or economic conditions, then the value of the Fund’s shares may decline.

Fixed Income Risk

The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. As the average maturity or duration of a security lengthens, the risk that the price of such security will become more volatile increases. Duration approximates the price sensitivity of a security to changes in interest rates. In contrast to maturity which measures only time until final payment, duration combines consideration of yield, interest payments, final maturity and call features. Like duration, “portfolio average life” is a measure of the weighted average of the average lives of all securities in a Fund’s portfolio. Each security’s “average life” is a measure of the average time to the receipt of all future cash flows and takes into account the possibility of early payments.

Call Risk

During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or “called”) by the issuer prior to maturity. This may cause the Fund’s average weighted maturity to fluctuate, and may require the Fund to invest the resulting proceeds at lower interest rates.

Credit Risk

Fixed income investments are subject to the possibility that an issuer will be unable to make timely payments of either principal or interest. The Adviser performs credit analyses on all issuers of securities in which the Fund invests. Such analyses are based on information that is publicly available about issuers, and this information and/or the Adviser’s analyses may be incomplete or incorrect.

Extension Risk

An issuer may exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and the Fund may also suffer from the inability to invest in higher yielding securities.

Event Risk

Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the Fund’s multiple holdings.

Mortgage-Backed Securities Risk

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mort -

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gage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

U.S. Government Securities

Investments in U.S. Government securities may or may not be supported by the full faith and credit of the U.S. Government. Although many U.S. Government securities purchased by the Fund, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks (“FHLB”) may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and therefore, are not backed by the full faith and credit of the U.S. Government. Accordingly, no assurance can be given that the U.S. Government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury and thus, it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such case, the Fund must look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment and may not be able to assert a claim against the U.S. Government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment.

The U.S. Government securities that the Funds may purchase include:

•	U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government.
•	Securities issued by agencies, instrumentalities or sponsored enterprises of the U.S. Government that are backed by the full faith and credit of the U.S. Government. Among the agencies, instrumentalities and sponsored enterprises issuing these obligations are the Government National Mortgage Association (“Ginnie Mae”) and the Federal Housing Administration (“FHA”).
•	Securities issued by agencies, instrumentalities or sponsored enterprises that are not backed by the full faith and credit of the U.S. Government, but whose issuing agency, instrumentality or sponsored enterprise has the right to borrow from the U.S. Treasury to meet its obligations. Among these agencies, instrumentalities and sponsored enterprises issuing these obligations are Fannie Mae, Freddie Mac and the FHLB.
•	Securities issued by agencies, instrumentalities or sponsored enterprises that are backed solely by the credit of the issuing agency, instrumentality or sponsored enterprise. Among these agencies, instrumentalities and sponsored enterprises issuing these obligations is the Federal Farm Credit System.

High-Yield, Lower Rated Securities Risk

High-Yield, lower rated securities are subject to additional risks associated with investing in high-yield securities, including:

•	Greater risk of default or price declines due to changes in the issuer’s creditworthiness. Junk bonds are subject to the risk that the issuer may not be able to pay interest on dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.
•	A thinner and less active market which may increase price volatility and limit the ability of the Fund to sell these securities at their carrying values.
•	Prices for high-yield, lower rated securities may be affected by investor perception of issuer credit quality and the outlook for economic growth, such that prices may move independently of interest rates and the overall bond market. Issuers of junk bonds may be more susceptible than other issuers to economic downturns.

Municipal Issuer Risk

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of

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the Funds’ municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer’s ability to levy and collect taxes.

Foreign Security Risks

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments may not be subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for foreign custodial arrangements may be higher than expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Currency Risk

As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. Investments in foreign securities denominated in foreign currencies involve additional risks, including: (i) the Fund may incur substantial costs in connection with conversions between various currencies; (ii) only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets; and (iii) securities transactions undertaken in some foreign markets may not be settled promptly so that the Fund’s investments may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Liquidity Risk

The Funds may not be able to pay redemption proceeds within the time period stated in this prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed income securities or emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events or adverse investor perceptions whether or not accurate.

Expropriation Risk

Foreign governments may expropriate the Funds’ investments either directly by restricting the Funds’ ability to sell a security or imposing exchange controls that restrict the sale of a currency, or indirectly by taxing the Funds’ investments at such high levels as to constitute confiscation of the security. There may be limitations on the ability of the Funds to pursue and collect a legal judgment against a foreign government.

Frequent Trading

The Funds discourage and do not knowingly accommodate short-term or excessive trading (including by means of exchanges) (“frequent trading”) of their shares by shareholders and maintain procedures reasonably designed to detect and deter such frequent trading, which is sometimes referred to as market timing. Frequent trading may interfere with the efficient management of a Fund’s portfolio, as it may result in a Fund maintaining higher cash balances than it otherwise would or cause a Fund to sell portfolio securities at a time when it otherwise would not. Frequent trading may also result in increased portfolio transaction (or brokerage) costs, administrative and other operating costs and may cause a Fund to realize taxable capital gains or harvest capital losses at a time that it otherwise would not. For these reasons, frequent trading poses the risk of lower returns for long-term shareholders of a Fund.

In addition, to the extent a Fund invests in foreign securities traded primarily on markets that close prior to the time the Fund determines its net asset value per share (NAV), frequent trading by some shareholders may, in certain circumstances, dilute the value of Fund shares held by other shareholders. This may occur when an event that affects the value of the foreign security takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV. Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, frequent traders who attempt this type of price arbitrage may dilute the value of a Fund’s shares to the extent they receive shares or proceeds based upon NAVs

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that have been calculated using the closing market prices for foreign securities, if those prices have not been adjusted to reflect a change in the fair value of the foreign securities. In an effort to prevent price arbitrage, each Fund has procedures designed to adjust closing market prices of foreign securities before it calculates its NAV when it believes such an event has occurred. Prices are adjusted to reflect what the Fund believes are the fair values of these foreign securities at the time the Fund determines its NAV (called fair value pricing). Fair value pricing, however, involves judgments that are inherently subjective and inexact, since it is not possible to always be sure when an event will affect a market price and to what extent. As a result, there can be no assurance that fair value pricing will always eliminate the risk of price arbitrage.

In addition, to the extent a Fund invests in securities of issuers located in emerging markets, such securities may be less liquid or more thinly-traded than securities of issuers in more developed markets. Developments affecting issuers of thinly-traded or less liquid securities will not be reflected in their market price until the security again trades in the marketplace. Frequent traders may seek to exploit this delay by engaging in price arbitrage, in this case by buying or selling shares of a Fund prior to the time of the adjustment of the market price of securities in its portfolio. This may result in the dilution in the value of a Fund’s shares. The risk of price arbitrage also exists with thinly-traded securities of issuers located in the United States, such as high yield bonds and some small cap equity securities. A Fund will employ fair value pricing to these types of securities if it determines that the last quoted market price no longer represents the fair value of the security.

Each Fund has policies and procedures in place to identify and reject purchase orders and new accounts from persons whom the Fund has found to engage in frequent trading in contravention of the Fund’s policies. Generally, the Funds’ policies provide that any shareholder identified as having engaged in a pattern of purchase, sale and purchase or sale, purchase and sale, within a 45 day period in a Fund will be deemed to be frequent trading in the Fund and the Adviser will implement procedures to prevent future frequent trading by such shareholders. Under the Funds’ policies, exchanges from one Fund to another are deemed to be a sale with respect to the originating Fund and a purchase into the recipient Fund. The Funds currently do not treat the following types of purchases, redemptions and exchanges as prohibited frequent trading (collectively, “Transactions”): (i) Transactions solely in money market funds; (ii) Transactions resulting from bona fide investment decisions of a professional investment adviser or other institution with respect to eligible asset allocation programs; (iii) Transactions involving shares acquired through the reinvestment of dividends and capital gains; (iv) Transactions by an investor who has established an eligible automated purchase, exchange, rebalancing or redemption plan with the Funds; (v) Transactions resulting from the death or disability of a shareholder; (vi) Transactions involving shares transferred from another account in the same Fund or shares converted from another class of shares of the same Fund (provided, however, any applicable redemption fee period is carried over); and (vii) Transactions initiated by a Fund (e.g., for failure to meet applicable account minimums). Each Fund reserves the right to amend these categories and to determine whether a particular transaction qualifies for any such category, at its discretion.

Each Fund retains the right, without prior notice to shareholders, to reject any purchase or exchange order, and to change or cancel the exchange privilege, in each case at each Fund’s discretion. The Funds’ right to reject an exchange order will not prevent a shareholder from redeeming his/her shares.

Shareholders seeking to engage in frequent trading may deploy a variety of strategies to avoid detection and despite the efforts of the Funds, there is no guarantee that the Funds’ procedures will in fact be able to identify all frequent trading or that such activity can be completely eliminated. The ability of the Funds and their agents to detect and curtail frequent trading practices is limited by operational systems and technological limitations. For example, a significant portion of the assets in the Funds are invested by financial intermediaries on behalf of their clients, often in omnibus accounts where individual shareholder investments are aggregated by the intermediary and a single account is opened with a Fund. Omnibus accounts are common among financial intermediaries and may be established for a variety of legitimate purposes, including promoting efficiency of account administration and the privacy of customer financial information. When a financial intermediary maintains an omnibus account with a Fund, the identity of the particular shareholders that make up the omnibus account is often not known to the Fund.

The Funds do not always know and cannot always reasonably detect frequent trading which may occur or be facilitated by financial intermediaries, particularly with regard to trading by shareholders in omnibus accounts. There may exist multiple tiers of omnibus accounts

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within a financial intermediary, which may further compound the difficulty to a Fund and its agents of detecting frequent trading in omnibus accounts. In addition, some financial intermediaries, particularly with respect to group retirement plans, do not have the ability to apply the Funds’ frequent trading policies and procedures to the underlying shareholders investing in the Funds, either because they do not have the systems capability to monitor such trades or they do not have access to relevant information concerning the underlying accounts. In these cases, the Funds will not be able to determine whether frequent trading by the underlying shareholders is occurring. Accordingly, the ability of the Funds to monitor and detect frequent trading through omnibus accounts is extremely limited, and there is no guarantee that the Funds will be able to identify shareholders who may be engaging in frequent trading through omnibus accounts or to curtail such trading. In seeking to identify and prevent frequent trading in omnibus accounts, the Funds will consider the information that is actually available at the time and attempt to identify suspicious trading patterns on the omnibus account level. If frequent trading in violation of a Fund’s policies is detected in omnibus accounts, the Fund, pursuant to contractual arrangements it maintains with the financial intermediary, will take steps with the assistance of those intermediaries to try to prevent the reoccurrence of such trading. Those steps may range from providing warning letters to shareholders or blocking such accounts from making future purchases or exchanges (but not redemptions) from the Funds.

Temporary Investments

The investments and strategies described in this prospectus are those that are used under normal conditions. During adverse economic, market or other conditions, a Fund may take temporary defensive positions such as investing up to 100% of its assets in investments that would not ordinarily be consistent with the Fund’s objective, or remaining uninvested. A Fund may not achieve its goal when so invested. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

More Information About Fund Investments

In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices that are not principal investments or strategies of each Fund. These investments and strategies are described in detail in the Funds’ SAI.

Disclosure of Portfolio Holdings

A schedule of the Funds’ portfolio holdings, as of the end of the prior month, will be available on the Funds’ website, http://www.excelsiorfunds.com. The Funds’ portfolio holdings schedule will be updated monthly, typically by the 15th calendar day after the end of each month. These schedules are also available by calling toll free at (800) 446-1012. The Funds may terminate or modify this policy at any time. Shareholders will be advised of any material change to this policy prior to its implementation. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in their SAI.

Investment Adviser

Prior to December 16, 2005, the Funds were advised jointly by United States Trust Company of New York and U.S. Trust Company, N.A., through their respective separate identifiable divisions. Effective December 16, 2005, U.S. Trust Company, N.A.’s separately identifiable division was reorganized into a separate corporate entity named UST Advisers, Inc., a Delaware corporation that was a wholly-owned subsidiary of U.S. Trust Company, N.A. and the funds encompassing the Excelsior Funds complex were advised by either UST Advisers, Inc. or U.S. Trust New York Asset Management Division (“NYAMD”), the separately identifiable division of United States Trust Company of New York.

Effective March 31, 2006, United States Trust Company of New York converted to a national charter and changed its name to United States Trust Company, National Association (“USTC-NA”) and merged with U.S. Trust Company, N.A., with USTC-NA as the surviving entity. As of March 31, 2006, the funds of the Excelsior Funds complex are advised by NYAMD, a separate identifiable division of USTC-NA, or UST Advisers, Inc., a wholly-owned subsidiary of USTC-NA. USTC-NA is a wholly-owned subsidiary of US Trust Corporation, a registered bank holding company. NYAMD (the “Adviser”) serves as investment adviser to both Funds offered in this prospectus.

U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation (“Schwab”). Charles R. Schwab is the founder, Chairman and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries.

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Through its principal subsidiary Charles Schwab & Co., Inc., Schwab is one of the nation’s largest financial services firms and the nation’s largest electronic brokerage firm, in each case measured by customer assets.

USTC-NA (together with the other wholly-owned subsidiaries of U.S. Trust Corporation, “U.S. Trust”) is one of the oldest investment management companies in the country. Since 1853, U.S. Trust has been a leader in wealth management for sophisticated investors providing trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. On June 30, 2006, U.S. Trust had approximately $109 billion in aggregate assets under management. USTC-NA has its principal offices at 114 W. 47th Street, New York, NY 10036.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund’s investment program.

U.S. Trust advises and manages assets for its private clients and funds, some of which have investment objectives and policies similar to the Funds. U.S. Trust will not have any obligation to make available or use any information regarding these proprietary investment activities for the benefit of the Funds. The research department of U.S. Trust prepares research reports that are utilized by these Funds, wealth managers of U.S. Trust and Schwab and its affiliates. It is U.S. Trust’s intention to distribute this information as simultaneously as possible to all recipients. However, where the investment adviser of a Fund prepares such research, that Fund may and often does receive and act upon that information before it is disseminated to other parties, which in turn may have a negative effect on the price of the securities subject to research.

The Board of Trustees of Excelsior Funds Trust supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

For the fiscal year ended March 31, 2006, the Adviser received advisory fees after waivers, as a percentage of average daily net assets, of:

Total Return Bond Fund	0.36%
Income Fund	0.35%

The Adviser has contractually agreed to waive fees to keep the Funds’ net annual fund operating expenses from exceeding the percentages stated in the “Annual Fund Operating Expenses” section for each Fund. This waiver agreement may not be terminated before July 31, 2007. In addition, the agreement will renew automatically for an additional 12 month period unless the Adviser terminates the agreement by providing written notice to the Funds prior to the expiration of the current term.

The Funds’ semi-annual report to shareholders for the period ended September 30, 2005 contained a discussion of the basis of the Board of Trustees’ determination regarding whether to continue the investment advisory agreements.

Portfolio Managers

The following individuals serve as portfolio managers for the Funds and are primarily responsible for the day-to-day management of the Funds’ portfolios. The SAI has more detailed information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

Alexander D. Powers and Michael Zazzarino serve as portfolio co-managers for the Total Return Bond Fund’s and Income Fund’s portfolios. Mr. Powers, a Managing Director, is primarily responsible for the day-to-day management of the Funds’ portfolios. He has been the Total Return Bond Fund’s and Income Fund’s portfolio manager or co-manager since joining U.S. Trust in 1996. Mr. Zazzarino, a Managing Director, has been the Funds’ portfolio co-manager since joining U.S. Trust in March 2005. Prior to joining U.S. Trust, he was a Vice President and Portfolio Manager in the Core Fixed Income Group at Brown Brothers Harriman from December 1998 to February 2005.

Research analyses, trade execution and other facilities provided by U.S. Trust and other personnel also play a significant role in portfolio management and performance.

Legal Proceedings

United States Trust Company of New York and U.S. Trust Company, N.A. (formerly, co-investment advisers to the Funds and together referred to herein as “U.S. Trust”) and Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (the “Companies”) were contacted in September 2003 by the

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Office of the New York State Attorney General (the “NYAG”), and U.S. Trust was contacted by the Securities and Exchange Commission (the “SEC”), in connection with their investigations of practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares (the “Investigations”). U.S. Trust and the Companies have provided full cooperation with respect to these Investigations and continue to review the facts and circumstances relevant to the Investigations. As disclosed previously, these investigations focused on circumstances in which a small number of parties were permitted to engage in short-term trading of shares of certain of the Excelsior Funds. The short-term trading activities permitted under these arrangements have been terminated and U.S. Trust has strengthened its policies and procedures to deter frequent trading of shares of the Excelsior Funds.

U.S. Trust, certain of its affiliates, the Companies and others have also been named in four class action lawsuits and two derivative actions which allege that U.S. Trust, certain of its affiliates, the Companies and others allowed certain parties to engage in illegal and improper mutual fund trading practices, which allegedly caused financial injury to the shareholders of certain of the Excelsior Funds managed by U.S. Trust. Each seeks unspecified monetary damages and related equitable relief.

The class and derivative actions described above were transferred to the United States District Court for the District of Maryland for coordinated and consolidated pre-trial proceedings. In November 2005, the Maryland court dismissed many of the plaintiffs’ claims in both the fund shareholder class action and the derivative lawsuits. Several affiliates of U.S. Trust and individual defendants have also been dismissed. Plaintiffs’ claims under Sections 10(b) and 20(a) of the Securities Exchange Act and under Section 36(b) and 48(a) of the Investment Company Act, however, have not been dismissed. Discovery has commenced with respect to plaintiffs’ remaining claims.

While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information, U.S. Trust believes that the likelihood is remote that the pending Investigations and private lawsuits will have a material adverse financial impact on the Companies, and further believes that the pending Investigations and private lawsuits are not likely to materially affect U.S. Trust’s ability to provide investment management services to the Companies.

Purchasing, Selling and Exchanging Fund Shares

Notwithstanding information below regarding the purchase of Fund shares, as a result of the reorganization of the Funds into the Core Bond Fund, the sale of shares of the Funds will be suspended on or about August 31, 2006. If the Funds are not reorganized into the Core Bond Fund, notice will be provided to the Funds’ shareholders and the information below concerning the purchase of Fund shares will apply.

This section tells you how to purchase, sell (sometimes called “redeem”) and exchange Institutional Shares of the Funds.

As previously mentioned in this prospectus, the Funds discourage and do not knowingly accommodate short-term or excessive trading (including by means of exchanges) and the Funds have policies and procedures in place to identify and reject purchase orders and new accounts from persons whom the Fund has found to engage in frequent trading in contravention of the Fund’s policies. Generally, the Funds’ policies provide that any shareholder identified as having engaged in a pattern of purchase, sale and purchase or sale, purchase and sale, within a 45 day period in a Fund will be deemed to be frequent trading in the Fund and the Adviser will implement procedures to prevent future frequent trading by such shareholder. Under the Funds’ policies, exchanges from one Fund to another are deemed to be a sale with respect to the originating Fund and a purchase into the recipient Fund.

See “More Information About Principal Risks and Strategies—Frequent Trading” earlier in this prospectus for more information about the Funds’ frequent trading policies.

Institutional Shares

•	No sales charge
•	No 12b-1 fees
•	No minimum initial or subsequent investment

Institutional Shares are generally offered only to qualified institutional investors. Qualified institutional investors include, but are not limited to, qualified and non- qualified employee benefit plans (including but not limited to Defined Benefit Plans, Defined Contribution, Money Purchase, 401(k) Plans), Foundations and Endowments, and corporate capital and cash management accounts and to certain investment advisory clients of the Adviser who are part of an employer-sponsored program intended to facilitate investment for officers,

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employees and other associated persons. The Adviser reserves the right to determine which potential investors qualify for investment in this class of the Funds. For information on how to open an account and set up procedures for placing transactions call (800) 881-9358 (from overseas, call (617) 483-7297). Customers of financial institutions should contact their institutions for information on their accounts.

How to Purchase Fund Shares

You may purchase shares directly by:

•	Mail
•	Wire
•	Telephone
•	Automated Clearinghouse (ACH), or
•	Automatic Investment Program

To purchase shares directly from us, please call (800) 881-9358 (from overseas, call (617) 483-7297), or complete and send in the application to Excelsior Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8529, Boston, MA 02266-8529. Unless you arrange to pay by wire, write your check, payable in U.S. dollars, to “Excelsior Funds” and include the name of the appropriate Fund(s) on the check. The Fund’s transfer agent cannot accept third-party checks, credit card checks, money orders, starter checks or cash. To purchase shares by wire, please call us for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

State Street Bank & Trust

ABA#011000028

DDA#99055352

Specify Excelsior Fund Name

Fund Account Number

Account Registration

Investors making initial investments by wire must promptly complete the application and forward it to the address indicated on the application. Investors making subsequent investments by wire should follow the above instructions.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution.

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities. The Funds have adopted such policies and procedures, including procedures to verify the identity of customers opening new accounts. Until such verification is made, the Funds may temporarily limit additional share purchases. The Funds also may limit additional share purchases or close an account if it is unable to verify a customer’s identity. In addition, the Funds and their agents reserve the right to “freeze” or “block” (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to, (i) where an accountholder appears on the list of “blocked” entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations, (ii) where a Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity, or (iii) when notice has been received by a Fund or its agents that there is a dispute between the registered or beneficial account owners.

General Information

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a “Business Day”). A Fund may reject any purchase request if it is determined that accepting the request would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share (NAV) next determined after the Fund’s transfer agent receives your purchase request in good order. We consider requests to be in “good order” when all required documents (including the accompanying payment as described above) are properly completed, signed and received.

Each Fund calculates its NAV once each Business Day at the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time) (the “Evaluation Time”). So, for you to receive the current Business Day’s NAV, the Fund’s transfer agent must receive your purchase request in good order before the Evaluation Time.

How We Calculate NAV

NAV of each class of the Funds is the value of the assets attributable to the class less liabilities attributable to the class divided by the number of outstanding shares of the class.

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The Funds generally value short-term fixed income and money market securities with remaining maturities of 60 days or less at amortized cost. Securities for which market quotations are readily available are valued at their current market value, as determined by such quotations. Securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with policies and procedures established by the Board of Trustees. In accordance with these policies and procedures, the Board of Trustees have delegated to the Adviser the responsibility to oversee the implementation of these policies and procedures. The Adviser has established a Pricing Committee to fulfill this function. The Pricing Committee, in accordance with the Funds’ pricing policies and procedures, is responsible for making fair value determinations. In determining fair value, a Fund will seek to assign a value to the security which it believes represents the amount that the Fund could reasonably expect to receive upon its current sale. With respect to securities that are actively traded on U.S. exchanges, the Funds expect that market quotations will generally be available and that fair value might be used only in limited circumstances, such as when trading for a security is halted during the trading day. For securities traded principally on foreign exchanges, a Fund may use fair value pricing if an event occurs after the close of trading of the principal foreign exchange on which a security is traded, but before calculation of the Fund’s NAV, which the Fund believes affects the value of the security since its last market quotation. Such events may involve situations relating to a single issuer (such as news related to the issuer announced after the close of the principal foreign exchange), or situations relating to sectors of the market or the markets in general (such as significant fluctuations in the U.S. or foreign markets or significant changes in exchange rates, natural disasters, armed conflicts, or governmental actions). In determining whether a significant event has occurred with respect to securities traded principally in foreign markets, the Funds may engage a third party fair value service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occurring from the time of close of the relevant foreign market and the Evaluation Time. Fair value pricing may also be used to value restricted securities (which may include junk bonds) held by a Fund or to value securities where the Fund has determined, because of the lack of recent meaningful trading activity for the security, that the most recent market quotation no longer represents the securities current market value. Fair value pricing involves judgments that are inherently subjective and inexact and it is not possible to determine with certainty when, and to what extent, an event will affect a market price. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Some Funds may hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of these securities may change on days when you cannot purchase or sell Fund shares.

How to Sell Your Fund Shares

You may sell (redeem) shares directly by:

•	Mail
•	Telephone, or
•	Automated Clearinghouse (ACH)

Holders of Institutional Shares may sell shares by following the procedures established when they opened their account or accounts. If you have questions, call (800) 881-9358 (from overseas, call (617) 483-7297). Shares will not be redeemed by the Funds’ transfer agent unless all required documents have been received by the Funds’ transfer agent.

You may sell your shares by sending a written request for redemption to:

Excelsior Funds

c/o Boston Financial Data Services, Inc.

P.O. Box 8529

Boston, MA 02266-8529

Please be sure to indicate the number of shares to be sold, identify your account number and sign the request.

To sell your shares by telephone, you must own your shares directly and have previously established telephone redemption privileges for your account. You can establish telephone redemption privileges by so indicating on the account application or by contacting the Funds’ transfer agent. Once your account is set up for telephone redemptions, you may sell your shares on any Business Day by calling the Funds’ transfer agent at (800) 881-9358 (from overseas call (617) 483-7297).

If you would like to sell $50,000 or more of your shares, or any amount if the proceeds are to be sent to an address other than the address of record, you must notify the Fund in writing and include a signature guarantee by

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a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Fund’s transfer agent receives your request in good order.

Receiving Your Money

Normally, we will send your sale proceeds the Business Day after we receive your request in good order. Your proceeds can be wired to your bank account or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

Redemptions in Kind

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise, we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Involuntary Sales of Your Shares

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days’ written notice to give you time to add to your account and avoid the sale of your shares.

Suspension of Your Right to Sell Your Shares

A Fund may suspend your right to sell your shares if the NYSE restricts trading, or if the SEC declares an emergency. More information about this is in the Funds’ SAI.

How to Exchange Your Shares

You may exchange your Institutional Shares on any Business Day for Institutional Shares of any portfolio of Excelsior Funds Trust or Excelsior Funds, Inc. In order to protect other shareholders, your exchanges may be limited if it is in the best interests of a Fund or its shareholders. This limitation is not intended to limit a shareholder’s right to redeem shares. Rather, the limitation is intended to curb short-term trading. Shares can be exchanged directly by mail, or by telephone if you previously selected the telephone exchange option on the account application. If you recently purchased shares by check, you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase). This exchange privilege may be changed or canceled at any time upon 60 days’ notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request in good order. An exchange of shares for shares in another fund is a taxable event.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not liable for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine, provided that the Funds follow their telephone transaction procedures. If you or your financial institution transact with a Fund over the telephone, you will generally bear the risk of any loss.

Authorized Intermediaries

Certain intermediaries, such as brokers or other shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Funds shares. Some of these organizations may charge a fee for these transactions. These intermediaries may authorize other organizations to accept purchase, redemption and exchange requests for Fund shares. These requests are normally executed at the NAV next determined after the intermediary receives the request in good order. Authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

Shareholder and Administrative Services

The Funds are permitted to pay a fee of up to 0.25% of the average daily net assets of a Fund to certain organizations for providing shareholder and administrative services to their customers who hold shares of the Funds. These services may include assisting in the processing of purchase, redemption and exchange requests, providing periodic account statements and other administrative services.

Distribution of Fund Shares

To the extent allowable under NASD rules, the Funds’ distributor may make payments to third party brokers’ promotional incentive programs for dealers, which will

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be paid for by the distributor out of any rule 12b-1 distribution fees that may be paid by the Funds and available for such expenditure from time to time. The Institutional Shares currently do not pay any such rule 12b-1 fees. Subject to NASD rules and regulation, compensation may include promotional and other merchandise, and sponsorship or funding of sales and training programs and other special events. Compensation may also include payment for reasonable expenses incurred in connection with trips taken by invited registered representatives for meetings or seminars of a training or educational nature.

The Adviser or an affiliate may, from time to time, out of its own financial resources, make cash payments to some but not all brokers, dealers or financial intermediaries for shareholder services, as an incentive to sell shares of the Funds and/or to promote retention of their customers’ assets in the Funds. These payments, sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase the Fund’s shares or the amount the Funds receive as proceeds from such sales. Revenue sharing payments may be made to brokers, dealers and other financial intermediaries that provide services to the Funds or to shareholders in the Funds, including (without limitation) shareholder servicing, transaction processing, sub-accounting services, marketing support and/or access to sales meetings, sales representatives and management representatives of the broker, dealer or other financial intermediary. Revenue sharing payments may also be made to brokers, dealers and other financial intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement in cases where the broker, dealer or other financial intermediary provides shareholder services to Fund shareholders. Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar-amount. The Adviser negotiates the level of payments described above to any particular broker, dealer or intermediary with each firm.

Dividends and Distributions

Each Fund distributes its income as follows:

Total Return Bond Fund	Declared Daily and Paid Monthly
Income Fund	Declared Daily and Paid Monthly

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund’s record date, you will be entitled to receive the distribution.

Dividends and distributions will be paid in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice. Dividends and distributions received in cash or additional shares are both taxable.

Taxes

Each Fund contemplates distributing substantially all of its taxable income including its net capital gain (the excess of long-term capital gain over short-term capital loss), if any. Distributions you receive from a Fund will generally be taxable regardless of whether they are paid in cash or reinvested in additional shares. Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other fund distributions will generally be taxable as dividend or ordinary income depending on the source of the income earned by the Fund and the satisfaction of certain holding periods.

If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as “buying into a dividend.”

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Your initial tax basis will be the amount you pay for your shares plus commissions. To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

20

It is expected that the Funds will be subject to foreign withholding taxes with respect to dividends or interest, if any, received from sources in foreign countries.

Distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will be currently taxable if the purchase of such shares is attributable to debt financing.

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however, to the portions of each Fund’s distributions, if any, that are attributable to interest on federal securities.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

More information about taxes is in the Funds’ SAI.

21

Financial Highlights

The tables that follow present performance information about the Institutional Shares class of each Fund. This information is intended to help you understand each Fund’s financial performance for the past five years, or, if shorter, the period of the Fund’s operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. The information for the years ended March 31, 2002, and 2003, was audited by Ernst & Young LLP (“E&Y”), the Funds’ independent registered public accounting firm during those periods. The information for the years ended March 31, 2004, 2005, and 2006 was audited by Deloitte & Touche LLP (“D&T”). E&Y’s reports and D&T’s reports, along with each Fund’s financial statements, are incorporated by reference into the Funds’ SAI. You can obtain the annual report, which contains more performance information, at no charge by calling (800) 881-9358 (from overseas, call (617) 483-7297).

TOTAL RETURN BOND FUND

	Year Ended March 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$7.29	$7.66	$7.78	$7.37	$7.46

Investment Operations
Net Investment Income	0.32 [1]	0.33 [1]	0.34	0.40	0.43
Net Realized and Unrealized Gain (Loss)	(0.17)[1]	(0.27)[1]	0.08	0.48	(0.09)

Total From Investment Operations	0.15	0.06	0.42	0.88	0.34

Distributions
From Net Investment Income	(0.33)	(0.33)	(0.34)	(0.40)	(0.43)
From Net Realized Gains	(0.12)	(0.10)	(0.20)	(0.07)	—

Total Distributions	(0.45)	(0.43)	(0.54)	(0.47)	(0.43)

Net Asset Value, End of Year	$6.99	$7.29	$7.66	$7.78	$7.37

Total Return	2.00%	0.75%	5.61%	12.27%	4.65%
Ratios/Supplemental Data
Ratios to Average Net Assets
Net Assets; End of Year (in millions)	$137.67	$149.08	$160.69	$271.54	$285.55
Ratio of Net Operating Expenses to Average Net Assets	0.60%	0.50%	0.50%	0.50%	0.50%
Ratio of Gross Operating Expenses to Average Net Assets[2]	0.88%	0.91%	0.89%	0.82%	0.87%
Ratio of Net Investment Income to Average Net Assets	4.44%	4.42%	4.32%	5.15%	5.70%
Portfolio Turnover Rate	51%	48%	43%	106%	113%

Notes:

1.	For comparative purposes per share amounts are based on average shares outstanding.
2.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by the investment adviser and administrator.

22

INCOME FUND

	Year Ended March 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$6.96	$7.21	$7.21	$6.93	$7.01

Investment Operations
Net Investment Income	0.28 [1]	0.29 [1]	0.34	0.39	0.40
Net Realized and Unrealized Gain (Loss)	(0.12)[1]	(0.20)[1]	0.07	0.31	(0.04)

Total From Investment Operations	0.16	0.09	0.41	0.70	0.36

Distributions
From Net Investment Income	(0.30)	(0.32)	(0.34)	(0.39)	(0.40)
From Net Realized Gains	(0.01)	(0.02)	(0.07)	(0.03)	(0.04)

Total Distributions	(0.31)	(0.34)	(0.41)	(0.42)	(0.44)

Net Asset Value, End of Year	$6.81	$6.96	$7.21	$7.21	$6.93

Total Return	2.27%	1.24%	5.81%	10.36%	5.18%
Ratios/Supplemental Data
Ratios to Average Net Assets
Net Assets; End of Year (in millions)	$99.57	$104.31	$116.04	$105.22	$111.31
Ratio of Net Operating Expenses to Average Net Assets	0.60%	0.50%	0.50%	0.50%	0.50%
Ratio of Gross Operating Expenses to Average Net Assets[2]	0.89%	0.92%	0.89%	0.81%	0.87%
Ratio of Net Investment Income to Average Net Assets	3.95%	4.13%	4.47%	5.38%	5.54%
Portfolio Turnover Rate	49%	40%	57%	59%	88%

Notes:

1.	For comparative purposes per share amounts are based on average shares outstanding.
2.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by the investment adviser and administrator.

23

Excelsior Funds’ Privacy Notice

A Commitment to Your Privacy

At Excelsior Funds (“Excelsior”), our most important asset is our relationship with you. We are honored that you have entrusted us with your financial affairs, and we are committed to safeguarding the privacy of information we maintain about you. Establishing and adhering to an effective privacy policy is an important part of that dedication. Below, you will find details about Excelsior’s commitment to protecting your privacy, including the types of information we collect about you, and how we use and share that information. Our privacy policy applies to all clients with whom we have a relationship and is also extended to each of our former clients.

Your Privacy is Not for Sale

Simply put, we do not and will not sell your personal information to anyone, for any reason, at any time.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	Application and registration information.
We collect information from you when you open an account. We may also collect information from consumer reporting agencies in the account-opening process. The information we collect may include your name, address, phone number, email address, Social Security number and date of birth.

•	Account history.
Once you have opened an account with Excelsior, we collect and maintain personal information about your account activity, including your transactions. This information allows us to administer your account.

•	Third-party information providers.
We may collect information about you from information services and consumer reporting agencies to verify your identity.

•	Website usage.
When you visit our website, our computer may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools enable us to recognize you when you return to our site, maintain your web session while you browse, as well as help us provide you with a better, more personalized experience.

How We Share Information About You

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;
•	when we use another company to provide services for us, such as printing and mailing your account statements;
•	when we believe that disclosure is required or permitted under law. For example, we may be required to disclose personal information to cooperate with regulatory or law enforcement authorities, to resolve consumer disputes, to perform credit/authentication checks, or for risk control.

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information, Maintaining Your Trust

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations. Companies we use to provide support services are not allowed to use information about our clients for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested. We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information. We maintain physical, electronic and procedural safeguards to protect personal information.

Teaming Up Against Identity Theft

Identity theft is a serious concern to all of us. Safeguarding information to help protect you from identity theft is our priority. Excelsior takes steps to protect you from identity theft by:

•	utilizing client identification and authentication procedures before initiating transactions;
•	ensuring our employees are trained to safeguard personal information about you.

You can also help protect your identity and accounts. Here are a few steps to remember:

•	Excelsior will never request your account number, login password, or Social Security number in either a non-secure or unsolicited email communication;

24

•	shred documents that contain personal information;
•	check your credit report regularly for unauthorized activity and protect your personal identification numbers (PINs) and personal data.

Greater Accuracy Means Better Protection

We are committed to keeping accurate, up-to-date records to help ensure the integrity of the information we maintain about you. If you identify an inaccuracy in this information, or you need to make a change to it, please contact us promptly by calling 1-800-446-1012.

A Commitment to Keeping You Informed

We will provide you with advance notice of important changes to our information-sharing practices.

Contact Us with Questions

If you have any questions or concerns, please contact your Relationship Officer or Excelsior at 1-800-446-1012.

©2006 Excelsior Funds. All rights reserved. REG11000EF-1 (07/06) 606EG/064

25

Excelsior Funds, Inc.

Excelsior Funds Trust

Investment Adviser

United States Trust Company, National Association

114 W. 47th Street

New York, New York 10036

Distributor

BISYS Fund Services Limited Partnership

100 Summer Street, Suite 1500

Boston, Massachusetts 02110

More information about each Fund is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated July 31, 2006, includes detailed information about Excelsior Funds Trust. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports

These reports contain additional information about the Funds’ investments. The Annual Report also lists each Fund’s holdings and discusses the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

To Obtain the SAI, Annual or Semi-Annual Report, or More Information:

You may obtain the SAI or Annual or Semi-Annual Report free of charge by telephone, by mail, or on the Funds’ website, as follows:

By Telephone:  Call (800) 881-9358 (from overseas, call (617) 483-7297)

By Mail:  Excelsior Funds, P.O. Box 8529, Boston, MA 02266-8529 (or, if by overnight or certified mail, 66 Brooks Drive, Braintree, MA 02184)

By Internet:  http://www.excelsiorfunds.com

From the SEC:  You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Excelsior Funds Trust, from the EDGAR Database on the SEC’s website (“http://www.sec.gov”). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

Excelsior Funds Trust’s Investment Company Act registration number is 811-8490.

PRO-INST2-0706

Excelsior Equity Funds

July 31, 2006

Excelsior Funds, Inc.

Excelsior Funds Trust

BLENDED EQUITY FUND

LARGE CAP GROWTH FUND

SMALL CAP FUND

VALUE AND RESTRUCTURING FUND

MID CAP VALUE AND RESTRUCTURING FUND

ENERGY AND NATURAL RESOURCES FUND

REAL ESTATE FUND

EQUITY INCOME FUND

EQUITY OPPORTUNITIES FUND

INTERNATIONAL FUND

PACIFIC/ASIA FUND

EMERGING MARKETS FUND

Investment Adviser

United States Trust Company, National Association

or

UST Advisers, Inc.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Excelsior Funds, Inc. and Excelsior Funds Trust are mutual funds that offer shares in separate investment portfolios that have individual investment goals, strategies and risks. This prospectus gives you important information about the Shares class of the Blended Equity, Large Cap Growth, Small Cap, Value and Restructuring, Energy and Natural Resources, Real Estate, International, Pacific/Asia and Emerging Markets Funds of Excelsior Funds, Inc. and the Mid Cap Value and Restructuring, Equity Income and Equity Opportunities (formerly, the Equity Core Fund) Funds of Excelsior Funds Trust (each, a “Fund”) that you should know before investing. In addition to the Shares class, which is offered by this prospectus, the Value and Restructuring and Mid Cap Value and Restructuring Funds offer two other classes of shares: Retirement Shares and Institutional Shares, the Large Cap Growth, Small Cap and Equity Income Funds offer one other class of shares: Retirement Shares, and the Emerging Markets and Equity Opportunities Funds offer one other class of shares: Institutional Shares, each of which are offered in separate prospectuses. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. You will find specific information in this prospectus about each of the Funds plus general information on the Funds. You may find additional information in each Fund’s Statement of Additional Information (each, an SAI), which are incorporated by reference into this prospectus. Please read this prospectus carefully before you invest or send money. For more detailed information about each Fund, please see:

Introduction

Each Fund is a mutual fund. A mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities.

United States Trust Company, National Association, through its separate identifiable division, U.S. Trust New York Asset Management Division, and UST Advisers, Inc. each serve independently as investment adviser to certain of the Funds (each an “Adviser” and together, the “Advisers”). See “Investment Adviser” later in this prospectus for more information about which Adviser serves as investment adviser to each Fund.

All the Funds in this prospectus invest in “equity securities,” which include common stocks, preferred stocks and warrants, as well as other securities convertible into common stocks.

Following is a summary of the principal investment policies, strategies and risks of each of the Funds. Further information about risks associated with investing in the Funds can be found in “More Information About Principal Risks and Strategies” in this prospectus and in the SAIs.

The investment objective of each Fund, other than the Emerging Markets, Equity Opportunities, Equity Income, Large Cap Growth, Mid Cap Value and Restructuring, Small Cap and Real Estate Funds, is fundamental and may not be changed without the approval of the shareholders. The investment objective of the Emerging Markets, Equity Opportunities, Equity Income, Large Cap Growth, Mid Cap Value and Restructuring, Small Cap and Real Estate Funds may be changed without shareholder approval. Except as expressly noted otherwise in the prospectus, each Fund’s investment policies and strategies may be changed without shareholder approval. There can be no assurance that any Fund will be able to achieve its investment objective.

Limitations and restrictions on the level of investment in securities that are discussed in this prospectus and that are expressed in terms of percentage limitations are measured at the time of investment, unless specifically indicated otherwise. Changes in market values that cause a percentage limitation to be exceeded will not necessarily require that securities be sold.

A Fund share is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

3

Blended Equity Fund

Investment Objective

The Blended Equity Fund seeks long-term capital appreciation by investing in companies that represent good, long-term values not currently recognized in the market prices of their securities.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities. For purposes of this test only, net assets includes borrowings for investment purposes. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. The Fund invests in common stocks of U.S. and foreign companies that the Adviser believes have value that is not currently reflected in their market prices. The Adviser generally diversifies the Fund’s investments over a variety of industries and types of companies. The Fund may invest in companies of any size.

The Adviser takes a long-term approach to managing the Fund and is not constrained by any particular investment style. At any given time it may buy “growth” stocks or “value” stocks, or a combination of both types. The Adviser tries to identify companies with characteristics that will lead to future earnings growth or recognition of their true value. In addition, the Adviser invests a portion of the Fund’s assets in a quantitatively selected segment of U.S. companies designed to complement the Fund’s core holdings by reducing portfolio volatility, further diversifying the Fund, harvesting tax losses and improving tax efficiency.

Principal Risks

The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. These factors contribute to price volatility, which is another principal risk of investing in the Fund.

Because the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole.

The Fund also may be subject to risks particular to its investments in foreign, medium and small capitalization companies. In particular, additional risks associated with investing in foreign companies may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk. Medium and small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have lim-ited product lines, markets and financial resources and may depend on a relatively small management group and therefore, stocks of these companies may be more volatile than those of larger companies.

The price of the Fund’s shares is expected to have a high level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before investing in the Fund.

Investor Profile

Investors seeking growth of capital through a diversified portfolio of equity securities, and who are willing to accept the risks of investing in equity securities.

4

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter 22.44% 12/31/98	Worst Quarter (15.44)% 9/30/01

The Fund’s Shares class performance for the six month period ending June 30, 2006 was 4.39%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2005, to those of the Standard & Poor’s 500 Composite Stock Price Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the Fund’s other return figures because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Blended Equity Fund
Return Before Taxes	3.66%	(0.77)%	8.07%
Return After Taxes on Distributions	2.54%	(1.33)%	7.24%
Return After Taxes on Distributions and Sale of Fund Shares	3.89%	(0.79)%	6.81%
Standard & Poor’s 500 Composite Stock Price Index (reflects no deduction for fees, expenses, or taxes)*	4.91%	0.54%	9.07%

*	The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Shareholder Fees

(paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)*	2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.75%
Other Expenses	0.46%
Total Annual Fund Operating Expenses	1.21%
Less Fee Waivers	(0.11)%	**
Net Annual Fund Operating Expenses	1.10%	**

*	This redemption fee is charged if you redeem or exchange your shares within 30 days of the date of purchase. See “How to Sell Your Fund Shares” for more information. The redemption fee will apply to shares purchased on or after October 16, 2006.
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 1.10%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Shares class would be:

1 Year	3 Years	5 Years	10 Years
$112	$373	$654	$1,456

5

Large Cap Growth Fund

Investment Objective

The Large Cap Growth Fund seeks superior, long-term capital appreciation. The Fund invests in larger companies whose growth prospects, in the opinion of the Adviser, appear to exceed that of the overall market. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks of large U.S. and foreign companies that have market capitalizations that are consistent with the market capitalizations of companies included in the Russell 1000 Growth Index (the “Index”), as such Index is reconstituted annually. For purposes of this test only, net assets includes borrowings for investment purposes. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. As of June 30, 2006, the market capitalization of the companies in the Index ranged from $2 billion to $371 billion. The market capitalizations of the companies in the Fund’s portfolio may vary in response to changes in the markets. The Fund will not automatically sell stock of a company it already owns just because its market capitalization falls below the market capitalization of companies that are included in the Index at that time. While the Fund will not concentrate more than 25% of its assets in any single industry, the Fund may invest more than 25% of its net assets in companies in both the technology and health care sectors.

The Adviser takes a long-term approach to managing the Fund and invests in companies with characteristics that it believes will lead to future earnings growth or recognition of their true value. In selecting particular investments, the Adviser applies a bottom-up investment approach designed to identify the best companies in the most rapidly growing industries. Frequently, these are well established companies that are positioned to provide solutions to or benefit from complex social and economic trends. However, the Fund also may invest in smaller, high growth companies when the Adviser expects their earnings to grow at an above-average rate.

Principal Risks

The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. These factors contribute to price volatility, which is another principal risk of investing in the Fund.

Because the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole.

The Fund also may be subject to risks particular to its investments in foreign companies. Risks associated with investing in foreign securities may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk.

The Fund is also subject to the risk that the securities of issuers in the technology and health care sectors that the Fund purchases will underperform other market sectors or the market as a whole. To the extent that the Fund’s investments are concentrated in issuers conducting business in the same sector, the Fund is subject to risk associated with legislative or regulatory changes, adverse market conditions and/or increased competition affecting that sector.

The price of the Fund’s shares is expected to have a high level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before investing in the Fund.

Investor Profile

Investors seeking total return through a diversified portfolio of equity securities, and who are willing to accept the risks of investing in equity securities of larger companies.

6

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter	Worst Quarter
39.37%	(28.35)%
12/31/98	3/31/01

The Fund’s Shares class performance for the six month period ending June 30, 2006 was (2.20)%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2005, to those of the Russell 1000 Growth Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the Fund’s other return figures because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception
Large Cap Growth Fund
Return Before Taxes	12.25%	(7.46)%	3.81%	*
Return After Taxes on Distributions	12.25%	(7.46)%	3.81%	*
Return After Taxes on Distributions and Sale of Fund Shares	7.96%	(6.18)%	3.30%	*
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)***	5.26%	(3.58)%	2.36%	**

*	Since October 1, 1997.
**	Since September 30, 1997.
***	The Russell 1000 Growth Index is an unmanaged index composed of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is an unmanaged index composed of the 1000 largest U.S. companies by market capitalization.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

7

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Shareholder Fees

(paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)*	2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.75%
Other Expenses	0.48%
Total Annual Fund Operating Expenses	1.23%
Less Fee Waivers	(0.03)%	**
Net Annual Fund Operating Expenses	1.20%	**

*	This redemption fee is charged if you redeem or exchange your shares within 30 days of the date of purchase. See “How to Sell Your Fund Shares” for more information. The redemption fee will apply to shares purchased on or after October 16, 2006.
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 1.20%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Shares class would be:

1 Year	3 Years	5 Years	10 Years
$122	$387	$673	$1,486

8

Small Cap Fund

Investment Objective

The Small Cap Fund seeks long-term capital appreciation. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in companies with market capitalizations of between $100 million and $2.5 billion. For purposes of this test only, net assets includes borrowings for investment purposes. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. The Fund invests in common stocks and convertibles of companies that tend to be in the early stages of development and the Adviser believes they have the potential to achieve substantial long-term earnings growth. The Fund will not automatically sell stock of a company it already owns just because its market capitalization rises above $2.5 billion.

In selecting investments for the Fund, the Adviser applies a bottom-up investment approach designed to identify innovative companies whose potential is not yet reflected in their market values.

Principal Risks

The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. These factors contribute to price volatility, which is another principal risk of investing in the Fund.

Because the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole.

The small capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small capitalization companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. In addition, stocks of small capitalization companies are less liquid and more thinly traded. Therefore, stocks of these companies may be more volatile than those of larger companies.

The price of the Fund’s shares is expected to have a high level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before investing in the Fund.

Investor Profile

Investors seeking capital appreciation through a diversified portfolio of equity securities, and who are willing to tolerate the risks of investing in smaller companies.

9

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter 29.04% 6/30/03	Worst Quarter (24.77)% 9/30/98

The Fund’s Shares class performance for the six month period ending June 30, 2006 was 10.01%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2005, to those of the Russell 2000 Index. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the Fund’s other return figures because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Small Cap Fund
Return Before Taxes	2.69%	9.01%	6.82%
Return After Taxes on Distributions	1.92%	8.82%	6.36%
Return After Taxes on Sales of Fund Shares	2.81%	7.82%	5.78%
Russell 2000 Index (reflects no deduction for fees, expenses, or taxes)*	4.55%	8.22%	9.26%

*	The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

10

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Shareholder Fees

(paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)*	2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.75%
Other Expenses	0.46%
Total Annual Fund Operating Expenses	1.21%	**

*	This redemption fee is charged if you redeem or exchange your shares within 30 days of the date of purchase. See “How to Sell Your Fund Shares” for more information. The redemption fee will apply to shares purchased on or after October 16, 2006.
**	The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 1.25%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Shares class would be:

1 Year	3 Years	5 Years	10 Years
$123	$384	$665	$1,466

11

Value and Restructuring Fund

Investment Objective

The Value and Restructuring Fund seeks long-term capital appreciation. The Fund seeks to achieve this objective by investing in companies that will benefit from their restructuring or redeployment of assets and operations in order to become more competitive or profitable.

Principal Investment Strategy

The Fund invests primarily (at least 65% of its assets) in common stocks of U.S. and foreign companies whose share price, in the opinion of the Adviser, does not reflect the economic value of the company’s assets, but where the Adviser believes restructuring efforts or industry consolidation will serve to highlight the true value of the company.

In choosing investments for the Fund, the Adviser looks for companies where restructuring activities, such as consolidations, outsourcing, spin-offs or reorganizations, will offer significant value to the issuer and increase its investment potential. The Adviser may select companies of any size for the Fund and the Fund invests in a diversified group of companies across a number of different industries.

Principal Risks

The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. The Fund is also subject to the risk that an anticipated restructuring or business combination event may fail to occur or occurs and fails to produce reasonably anticipated benefits. These factors contribute to price volatility, which is another principal risk of investing in the Fund.

Because the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole.

The Fund invests in companies undergoing restructuring activities and is subject to the risk that such companies have filed or in the future will be forced to file for protection from creditors under the U.S. Bankruptcy Code. If a company files for bankruptcy, the Fund may lose the value of its investment in such company.

The Fund also may be subject to risks particular to its investments in foreign, small and medium capitalization companies. In particular, additional risks associated with investing in foreign companies may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk. Medium and small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies and therefore, stocks of these companies may be more volatile than those of larger companies.

The price of the Fund’s shares is expected to have a high level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before investing in the Fund.

Investor Profile

Investors seeking long-term capital appreciation through a diversified portfolio of equity securities, and who are willing to bear the risks of investing in equity securities.

12

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter 28.03% 12/31/99	Worst Quarter (20.46)% 9/30/98

The Fund’s Shares class performance for the six month period ending June 30, 2006 was 5.44%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2005, to those of the Standard & Poor’s 500 Composite Stock Price Index and the Russell 1000 Value Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Value and Restructuring Fund
Return Before Taxes	9.96%	7.17%	14.77%
Return After Taxes on Distributions	9.79%	7.02%	14.30%
Return After Taxes on Distributions and Sale of Fund Shares	6.68%	6.15%	13.05%
Standard & Poor’s 500 Composite Stock Price Index (reflects no deduction for fees, expenses, or taxes)*	4.91%	0.54%	9.07%
Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)**	7.05%	5.28%	10.94%

*	The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
**	The Russell 1000 Value Index is an unmanaged index composed of those Russell 1,000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index composed of the 1,000 largest U.S. companies by market capitalization.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

13

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Shareholder Fees

(paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)*	2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.60%
Other Expenses	0.45%
Total Annual Fund Operating Expenses	1.05%	**

*	This redemption fee is charged if you redeem or exchange your shares within 30 days of the date of purchase. See “How to Sell Your Fund Shares” for more information. The redemption fee will apply to shares purchased on or after October 16, 2006.
**	The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 1.14%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Shares class would be:

1 Year	3 Years	5 Years	10 Years
$107	$334	$579	$1,283

14

Mid Cap Value and Restructuring Fund

Investment Objective

The Mid Cap Value and Restructuring Fund seeks long-term capital appreciation. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks of mid-sized companies that have market capitalizations that are consistent with the market capitalizations of the companies included in the Russell Mid Cap Value Index (the “Index”), as such Index is reconstituted annually. For purposes of this test only, net assets includes borrowings for investment purposes. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. As of June 30, 2006, the market capitalization of the companies in the Index ranged from $2 billion to $16 billion. The Fund will not automatically sell stock of a company it already owns just because the company’s market capitalization falls below or rises above the market capitalization of companies that qualify for inclusion in the Index. The Fund invests primarily in common stocks of U.S. and foreign companies whose share price, in the opinion of the Adviser, does not reflect the economic value of the company’s assets, but where the Adviser believes restructuring efforts or industry consolidation will serve to highlight the true value of the company.

In choosing investments for the Fund, the Adviser looks for companies where restructuring activities, such as consolidations, outsourcing, spin-offs or reorganizations will offer significant value to the issuer and increase its investment potential. The Adviser may invest a portion of the Fund’s assets in companies of any size. The Fund invests in a diversified group of companies across a number of different industries.

Principal Risks

The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. The Fund is also subject to the risk that an anticipated restructuring or business combination event may fail to occur or occurs and fails to produce reasonably anticipated benefits. These factors contribute to price volatility, which is another principal risk of investing in the Fund.

Because the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole.

The Fund invests in companies undergoing restructuring activities and is subject to the risk that such companies have filed or in the future will be forced to file for protection from creditors under the U.S. Bankruptcy Code. If a company files for bankruptcy, the Fund may lose the value of its investment in such company.

The medium and small capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium and small capitalization companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group.

The Fund also may be subject to risks particular to its investments in foreign companies. Risks associated with investing in foreign securities may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk.

The price of the Fund’s shares is expected to have a high level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before investing in the Fund.

Investor Profile

Investors seeking growth of capital through a diversified portfolio of equity securities, and who are willing to accept the risks of investing in equity securities.

15

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter 26.76% 12/31/99	Worst Quarter (20.67)% 9/30/02

The Fund’s Shares class performance for the six month period ending June 30, 2006 was 5.41%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2005, to the Russell Mid Cap Index and the Russell Mid Cap Value Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception
Mid Cap Value and Restructuring Fund
Return Before Taxes	4.64%	9.75%	15.40%	*
Return After Taxes on Distributions	4.62%	9.54%	13.37%	*
Return After Taxes on Distributions and Sale of Fund Shares	3.05%	8.42%	12.66%	*
Russell Mid Cap Index (reflects no deduction for fees, expenses, or taxes)***	12.65%	8.45%	11.88%	**
Russell Mid Cap Value Index (reflects no deduction for fees, expenses, or taxes)****	12.65%	12.21%	13.43%	**
*	Since June 1, 1996.
**	Since May 31, 1996.
***	The Russell Mid Cap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index.
****	The Russell Mid Cap Value Index is an unmanaged index that measures the performance of Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Shareholder Fees

(paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)*	2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.65%
Other Expenses	0.48%
Distribution (12b-1) Fees	0.00%	†
Total Annual Fund Operating Expenses	1.13%	**

†	The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940, as amended that authorizes, with respect to the Shares class, the payment of up to 0.25% for the distribution of the Shares class. However, no fees are being assessed under the Plan at this time with respect to the Shares class. For more information, see “Distribution of Fund Shares.”
*	This redemption fee is charged if you redeem or exchange your shares within 30 days of the date of purchase. See “How to Sell Your Fund Shares” for more information. The redemption fee will apply to shares purchased on or after October 16, 2006.
**	The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 1.14%. The waiver agreement may not be terminated before July 31, 2007. In addition, the agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Shares class would be:

1 Year	3 Years	5 Years	10 Years
$115	$359	$622	$1,375

16

Energy and Natural Resources Fund

Investment Objective

The Energy and Natural Resources Fund seeks long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in companies that are in the energy and other natural resources groups of industries. The Fund may also invest, to a more limited extent, in gold and other precious metal bullion and coins.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of U.S. and foreign companies engaged in the energy and natural resources industries. For purposes of this test only, net assets includes borrowings for investment purposes. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. These companies include those engaged in the discovery, development, production or distribution of energy or other natural resources and companies that develop technologies and furnish energy and natural resource supplies and services to these companies. In selecting investments for the Fund, the Adviser takes a long-term approach and seeks to identify companies whose value is not recognized in the prices of their securities or with characteristics that will lead to above-average earnings growth.

Energy companies normally will constitute a significant portion of the Fund’s investments, and the Fund typically invests at least 50% of its assets in crude oil, petroleum and natural gas companies. However, the Fund retains the flexibility to shift the Fund’s investments from one natural resource industry to another as it believes appropriate. The Fund also may invest up to 35% of its assets in precious metals, such as gold bullion, and companies engaged in the production of precious metals. The Fund invests in companies of any size, including small, high growth companies.

Principal Risks

The Fund is subject to the risk that the securities of issuers engaged in the energy and natural resources industries will underperform other market sectors or the market as a whole. To the extent that the Fund’s investments are concentrated in issuers conducting business in the same industry, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry. The values of natural resources are affected by numerous factors including events occurring in nature and international politics. For instance, events in nature (such as earthquakes or fires in prime natural resources areas) and political events (such as coups or military confrontations) can affect the overall supply of a natural resource and thereby the value of companies involved in such natural resource. In addition, rising interest rates and high inflation may affect the demand for certain natural resources and, therefore, the price of energy-related investments.

The Fund’s investments in precious metals are considered speculative and are affected by a variety of worldwide economic, financial and political factors. Prices of precious metals may fluctuate sharply over short periods due to several factors.

The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. These factors contribute to price volatility, which is another principal risk of investing in the Fund.

Because the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole.

The Fund also may be subject to risks particular to its investments in foreign, medium and small capitalization companies. In particular, additional risks associated with investing in foreign companies may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk. Medium and small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies and therefore, stocks of these companies may be more volatile than those of larger companies.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political/regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

17

The price of the Fund’s shares is expected to have a high level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before investing in the Fund.

Investor Profile

Investors seeking long-term growth of capital, and who are willing to accept the risks of investing in a non-diversified portfolio of energy and natural resources companies.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter 25.99% 9/30/05	Worst Quarter (18.86)% 9/30/02

The Fund’s Shares class performance for the six month period ending June 30, 2006 was 7.97%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2005, to those of the Standard & Poor’s 500 Composite Stock Price Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax- deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Energy and Natural Resources Fund
Return Before Taxes	45.69%	15.04%	17.58%
Return After Taxes on Distributions	39.31%	13.50%	15.56%
Return After Taxes on Distributions and Sale of Fund Shares	32.65%	12.55%	14.70%
Standard & Poor’s 500 Composite Stock Price Index (reflects no deduction for fees, expenses, or taxes)*	4.91%	0.54%	9.07%

*	The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

18

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Shareholder Fees

(paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)*	2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.60%
Other Expenses	0.53%
Total Annual Fund Operating Expenses	1.13%	**

*	This redemption fee is charged if you redeem or exchange your shares within 30 days of the date of purchase. See “How to Sell Your Fund Shares” for more information. The redemption fee will apply to shares purchased on or after October 16, 2006.
**	The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 1.25%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Shares class would be:

1 Year	3 Years	5 Years	10 Years
$115	$359	$622	$1,375

19

Real Estate Fund

Investment Objective

The Real Estate Fund seeks current income and long-term capital appreciation by investing in real estate investment trusts (REITs) and other companies principally engaged in the real estate business. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in REITs and other publicly-traded equity securities of U.S. and foreign companies engaged in the real estate industry. For purposes of this test only, net assets includes borrowings for investment purposes. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. REITs pool investors’ funds for investment directly in real estate (equity REITs), real estate loans (mortgage REITs), or a combination of the two (hybrid REITs). The Fund’s investments will include investments in equity and hybrid REITs. REITs generally are income producing investments. The Fund may also invest in other issuers engaged in the real estate business, such as developers, mortgage lenders and servicers, construction companies and building material suppliers.

The Adviser takes a long-term approach to managing the Fund and seeks to identify companies whose value is not reflected in their current market price or with characteristics that will lead to above-average earnings growth. The Adviser analyzes demographic and macroeconomic factors to determine regional allocations. Based on its regional allocations, the Adviser selects particular investments based on its analysis of valuation relative to underlying real estate values.

Principal Risks

The Real Estate Fund is subject to the risk that the securities of issuers in the real estate industry that the Fund purchases will underperform other market sectors or the market as a whole. To the extent that the Fund’s investments are concentrated in issuers conducting business in the same industry, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry.

The Fund’s investments in the securities of REITs and companies principally engaged in the real estate industry may subject the Fund to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, the impact of economic conditions on real estate values, the strength of specific industries renting properties and defaults by borrowers or tenants. In addition to these risks, REITs are dependent on specialized management skills and some REITs may have investments in relatively few properties, or in a small geographic area or a single type of property. These factors may increase the volatility of the Fund’s investments in REITs. Changes in interest rates can also have a significant affect on the value of REITs and of real estate investments in general. Dividends from REITs generally are taxed at ordinary income rates rather than the 15% maximum federal tax rate applicable to qualified dividends.

When investing in REITs, in addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations, investments in REITs will cause the Fund to bear its pro rata portion of the REITs management fees and other expenses. As such, the Fund’s shareholders would indirectly bear the expenses of the Fund and the REITs, some or all of which would be duplicative.

The Fund also may be subject to risks particular to its investments in foreign companies. Risks associated with investing in foreign companies may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political/regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

The price of the Fund’s shares is expected to have a high level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before investing in the Fund.

Investor Profile

Investors seeking current income and long-term growth of capital, and who are willing to accept the risks of investing in a non-diversified portfolio of real estate issuers.

20

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter 14.68% 12/31/04	Worst Quarter (10.55)% 9/30/99

The Fund’s Shares class performance for the six month period ending June 30, 2006 was 11.39%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2005, to those of the Morgan Stanley REIT Index and the Standard & Poor’s 500 Composite Stock Price Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception
Real Estate Fund
Return Before Taxes	12.62%	17.68%	11.12%	*
Return After Taxes on Distributions	10.82%	15.79%	9.04%	*
Return After Taxes on Distributions and Sale of Fund Shares	9.91%	14.56%	8.45%	*
Morgan Stanley REIT Index (reflects no deduction for fees, expenses, or taxes)***	12.17%	18.69%	11.16%	**
Standard & Poor’s 500 Composite Stock Price Index (reflects no deduction for fees, expenses, or taxes)****	4.91%	0.54%	5.00%	**

*	Since October 1, 1997.
**	Since September 30, 1997.
***	The Morgan Stanley REIT Index is an unmanaged market capitalization-weighted index composed of the largest and most actively traded equity REITs that generate most of their revenue and income from real estate rental and leasing operations.
****	The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

21

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Shareholder Fees

(paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)*	2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	1.00%
Other Expenses	0.52%
Total Annual Fund Operating Expenses	1.52%
Less Fee Waivers	(0.27)%	**
Net Annual Fund Operating Expenses	1.25%	**

*	This redemption fee is charged if you redeem or exchange your shares within 30 days of the date of purchase. See “How to Sell Your Fund Shares” for more information. The redemption fee will apply to shares purchased on or after October 16, 2006.
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 1.25%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Shares class would be:

1 Year	3 Years	5 Years	10 Years
$127	$454	$803	$1,790

22

Equity Income Fund

Investment Objective

The investment objective of the Equity Income Fund is total return on assets through capital appreciation and income. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Principal Investment Strategy

The Fund pursues a strategy of generating total return through a combination of current income and the disciplined realization of capital gains. The Fund aims to generate yield that exceeds the current yield of the S&P 500 Index, although there is no guarantee that the Fund will be able to do so.

The Fund invests in stocks that historically pay above-average dividends or that the Adviser believes are likely to grow their dividend. The Adviser focuses on total return: the sum of current dividend income and future price appreciation, with the aim of generating superior overall performance for investors.

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities. For purposes of this test only, net assets includes borrowings for investment purposes. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. The Fund invests in common stocks, preferreds, convertibles and real estate investment trusts (REITs) of U.S. and foreign companies that the Adviser believes have value that is not currently reflected in their market prices. The Adviser generally diversifies the Fund’s investments over a variety of industries and types of companies. The Fund may invest in companies of any size.

The Adviser takes a long-term approach to managing the Fund and through research, identifies companies with characteristics that it believes will lead to future dividend and earnings growth or recognition of their true value.

Principal Risks

The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. These factors contribute to price volatility, which is another principal risk of investing in the Fund. The Fund is also subject to the risk that equity securities may discontinue paying dividends.

Because the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole.

The Fund is also subject to risks particular to its investments in convertible securities. The Fund’s investments in the securities of REITs may subject the Fund to the risks associated with the direct ownership of real estate.

When investing in REITs, in addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations, investments in REITs will cause the Fund to bear its pro rata portion of the REITs management fees and other expenses. As such, the Fund’s shareholders would indirectly bear the expenses of the Fund and the REITs, some or all of which would be duplicative.

The Fund also may be subject to risks particular to its investments in foreign, medium and small capitalization companies. In particular, additional risks associated with investing in foreign companies may include legal and regulatory risk, currency risk liquidity risk and expropriation risk. Medium and small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies and therefore, stocks of these companies may be more volatile than those of larger companies.

The price of the Fund’s shares is expected to have a high level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before investing in the Fund.

23

Investor Profile

Investors seeking total return through a diversified portfolio of equity securities, and who are willing to accept the risks of investing in equity securities.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter 10.72% 12/31/04	Worst Quarter (1.29)% 3/31/05

The Fund’s Shares class performance for the six month period ending June 30, 2006 was 3.85%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2005, to those of the Standard & Poor’s 500 Composite Stock Price Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the Fund’s other return figures because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception
Equity Income Fund
Return Before Taxes	(1.08)%	9.91%	*
Return After Taxes on Distributions	(1.45)%	9.47%	*
Return After Taxes on Distributions and Sale of Fund Shares	(0.21)%	8.44%	*
Standard & Poor’s 500 Composite Stock Price Index (reflects no deduction for fees, expenses, or taxes)**	4.91%	12.56%	*

*	Since September 30, 2003.
**	The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

24

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Shareholder Fees

(paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)*	2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.75%
Other Expenses	0.47%
Distribution (12b-1) Fees	0.00%	†
Total Annual Fund Operating Expenses	1.22%
Less Fee Waivers	(0.12)%	**
Net Annual Fund Operating Expenses	1.10%	**

†	The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940, as amended that authorizes, with respect to the Shares class, the payment of up to 0.25% for the distribution of the Shares class. However, no fees are being assessed under the Plan at this time with respect to the Shares class. For more information, see “Distribution of Fund Shares.”
*	This redemption fee is charged if you redeem or exchange your shares within 30 days of the date of purchase. See “How to Sell Your Fund Shares” for more information. The redemption fee will apply to shares purchased on or after October 16, 2006.
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 1.10%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Shares class would be:

1 Year	3 Years	5 Years	10 Years
$112	$375	$659	$1,467

25

Equity Opportunities Fund

Investment Objective

The Equity Opportunities Fund seeks total return on its assets through long-term capital appreciation. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities. For purposes of this test only, net assets includes borrowings for investment purposes. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. These equity securities include common stocks of U.S. and foreign companies that the Adviser believes have value that is not currently reflected in their market prices. The Adviser generally diversifies the Fund’s investments over a variety of industries and types of companies. The Fund may invest in companies of any size.

The Adviser takes a long-term approach to managing the Fund and is not constrained by any particular investment style. At any given time it may buy “growth” stocks or “value” stocks, or a combination of both types. The Adviser will try to identify companies with characteristics that will lead to future earnings growth or recognition of their true value. Until July 31, 2006, the Fund was named the Equity Core Fund.

Principal Risks

The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. These factors contribute to price volatility, which is another principal risk of investing in the Fund.

Because the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Therefore it is possible that all assets of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole.

The Fund also may be subject to risks particular to its investments in foreign, medium and small capitalization companies. In particular, additional risks associated with investing in foreign companies may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk. Medium and small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources and may depend on a relatively small management group and therefore, stocks of these companies may be more volatile than those of larger companies.

The price of the Fund’s shares is expected to have a high level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before investing in the Fund.

Investor Profile

Investors seeking growth of capital through a diversified portfolio of equity securities, and who are willing to accept the risks of investing in equity securities.

26

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter 2.50% 9/31/05	Worst Quarter 0.80% 12/31/05

The Fund’s Shares class performance for the six month period ending June 30, 2006 was 7.98%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2005, to those of the Standard & Poor’s 500 Composite Stock Price Index and the Russell 1000 Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception
Equity Opportunities Fund
Return Before Taxes	6.81%	9.17%	*
Return After Taxes on Distributions	6.74%	9.08%	*
Return After Taxes on Distributions and Sale of Fund Shares	4.51%	7.82%	*
Standard & Poor’s 500 Composite Stock Price Index (reflects no deduction for fees, expenses, or taxes)**	4.91%	7.99%	*
Russell 1000 Index (reflects no deduction for fees, expenses, or taxes)***	6.27%	8.94%	*

*	Since March 31, 2004.
**	The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
***	The Russell 1000 Index is a widely accepted unmanaged index of U.S. stock market performance.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Shareholder Fees

(paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)*	2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.75%
Other Expenses	0.56%
Distribution (12b-1) Fees	0.00%	†
Total Annual Fund Operating Expenses	1.31%
Less Fee Waivers	(0.26)%	**
Net Annual Fund Operating Expenses	1.05%	**

†	The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940, as amended that authorizes, with respect to the Shares class, the payment of up to 0.25% for the distribution of the Shares class. However, no fees are being assessed under the Plan at this time with respect to the Shares class. For more information, see “Distribution of Fund Shares.”
*	This redemption fee is charged if you redeem or exchange your shares within 30 days of the date of purchase. See “How to Sell Your Fund Shares” for more information. The redemption fee will apply to shares purchased on or after October 16, 2006.
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 1.05%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Shares class would be:

1 Year	3 Years	5 Years	10 Years
$107	$390	$693	$1,556

27

International Fund

Investment Objective

The International Fund seeks total return on its assets through capital appreciation and income.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 65% of its assets in equity securities of larger, more established companies located in developed foreign markets, which include most nations in western Europe and the more developed nations in the Pacific Basin and Latin America. The Fund may also invest in less developed countries and regions to capitalize on opportunities in emerging markets. The Fund’s investments in both developed and lesser developed countries and regions may include small and medium capitalization companies. The Adviser generally does not attempt to hedge the effects of currency value fluctuations on the Fund’s investments on an on-going basis. The Fund may invest up to 35% of its assets in foreign debt securities.

The Adviser selects investments for the Fund by applying a bottom-up investment approach designed to identify companies that the Adviser expects to experience sustainable earnings growth and to benefit from global or regional economic trends and/or promising technologies or products and whose value is not recognized in the prices of their securities. The Adviser continuously analyzes companies in a broad range of foreign markets, giving particular emphasis to each company’s scope of operations and economic ties to one or more specific countries. While the Fund generally invests in securities of companies in a variety of countries, industries and sectors, the Adviser does not attempt to invest a specific percentage of the Fund’s assets in a given country, region or industry, nor does it invest particularly for growth or value. The Fund will make investments in companies located in emerging markets only where the Adviser believes that such companies’ growth/appreciation potential transcends their location or operations in emerging market countries.

Principal Risks

The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. These factors contribute to price volatility, which is another principal risk of investing in the Fund.

Because the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that foreign equity securities may underperform other segments of the equity market or the equity markets as a whole.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund’s investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

These various risks will be even greater for investments in emerging market countries since their economies and securities markets are less developed, and political turmoil and rapid changes in economic conditions are more likely to occur in these countries. The financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

The Fund’s investments in fixed income securities is subject to certain risks. The market value of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. As the average maturity or duration of a security lengthens, the risk that the price of such security will become more volatile increases.

28

The small and medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small and medium capitalization companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group.

The price of the Fund’s shares is expected to have a high level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before investing in the Fund.

Investor Profile

Investors seeking long-term capital appreciation through a diversified portfolio of equity securities, and who are willing to accept the risks and price volatility of investing in companies located in foreign countries.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter	Worst Quarter
38.76%	(20.55)%
12/31/99	9/30/02

The Fund’s Shares class performance for the six month period ending June 30, 2006 was 8.50%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2005, to those of the MSCI ACWI ex U.S. Index and the MSCI EAFE Index. After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
International Fund
Return Before Taxes	17.62%	2.95%	5.68%
Return After Taxes on Distributions	17.68%	2.69%	5.17%
Return After Taxes on Distributions and Sale of Fund Shares	11.84%	2.44%	4.71%
MSCI ACWI ex U.S. Index (reflects no deduction for fees, expenses, or taxes)*	17.11%	6.66%	6.70%
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes)**	13.54%	4.55%	5.84%

*	The MSCI ACWI (All Countries World Index) ex U.S. Index is a widely accepted unmanaged index of global stock market performance comprising 49 countries with developed and emerging markets, excluding the United States.
**	The MSCI EAFE (Europe, Australasia & Far East) Index is a widely accepted unmanaged index composed of a sample of companies from 21 countries representing the developed stock markets outside North America.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

29

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Shareholder Fees

(paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)*	2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	1.00%
Other Expenses	0.58%
Total Annual Fund Operating Expenses	1.58%
Less Fee Waivers	(0.08)%	**
Net Annual Fund Operating Expenses	1.50%	**

*	This redemption fee is charged if you redeem or exchange your shares within 30 days of the date of purchase. See “How to Sell Your Shares” for more information.
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 1.50%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Shares class would be:

1 Year	3 Years	5 Years	10 Years
$153	$491	$853	$1,872

30

Pacific/Asia Fund

Investment Objective

The Pacific/Asia Fund seeks long-term capital appreciation.

Principal Investment Strategy

Under normal circumstances, the Pacific/Asia Fund invests at least 80% of its net assets in equity securities of companies located in Asia and the Pacific Basin, including Australia, New Zealand and India. For purposes of this test only, net assets includes borrowings for investment purposes. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. The companies in which the Fund invests tend to be larger, more established companies. The Adviser generally does not attempt to hedge the effects of currency value fluctuations on the Fund’s investments on an on-going basis.

The Adviser selects investments for the Fund by applying a bottom-up investment approach designed to identify companies that the Adviser expects to experience sustainable earnings growth and to benefit from global or regional economic trends and/or promising technologies or products and whose value is not recognized in the prices of their securities. The Adviser continuously analyzes companies in the Pacific Basin markets, giving particular emphasis to each company’s scope of operations and economic ties to one or more specific countries. While the Fund generally invests in companies in a variety of countries, industries and sectors, the Adviser does not attempt to invest a specific percentage of the Fund’s assets in a given country or industry, nor does it invest particularly for growth or value.

Principal Risks

The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. These factors contribute to price volatility, which is another principal risk of investing in the Fund.

Because the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that Pacific Basin equity securities may underperform other segments of the equity market or the equity markets as a whole.

The Fund invests primarily in securities of issuers located in a single geographic region—the Pacific Basin. The economic and political environments of countries in a particular region frequently are interrelated and the value of regional markets and issuers often will rise and fall together. As a result, the Fund is subject to the risk that political and economic events will affect a larger portion of the Fund’s investments than if the Fund’s investments were more geographically diversified. The Fund’s focus on the Pacific Basin also increases its potential share price volatility.

The Pacific Basin economies have experienced considerable difficulties, including, at various times, high inflation rates, high interest rates, currency devaluations and natural disasters. As a result, Pacific Basin securities markets have experienced extraordinary volatility. Continued growth of the Pacific Basin economies and securities markets will require sustained economic and fiscal discipline, which has been lacking in the past, as well as continued commitment to governmental reforms. Development also may be influenced by international economic conditions, particularly those in the United States and Japan, and by world demand for goods produced in Pacific Basin countries.

In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund’s investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

Investing in foreign countries poses additional risks since political and economic events unique to the Pacific Basin region, or any constituent country, will affect these markets and their issuers. Such events will not necessarily affect the U.S. economy or similar issuers located in the United States. The risks will be even greater for investments in emerging market countries since political turmoil and rapid changes are more likely to occur in these countries. The financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price

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volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

The price of the Fund’s shares is expected to have a very high level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before investing in the Fund.

Investor Profile

Investors seeking long-term capital appreciation through a diversified portfolio of equity securities, and who are willing to accept the risks and possibly extreme price volatility of investing in Asian issuers.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter 40.02% 12/31/99	Worst Quarter (21.14)% 12/31/97

The Fund’s Shares class performance for the six month period ending June 30, 2006 was (1.48)%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2005, to those of the MSCI AC Pacific Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Pacific/Asia Fund
Return Before Taxes	24.12%	9.42%	3.10%
Return After Taxes on Distributions	24.01%	9.33%	2.59%
Return After Taxes on Distributions and Sale of Fund Shares	16.00%	8.16%	2.33%
MSCI AC Asia Pacific Index (reflects no deduction for fees, expenses, or taxes)*	23.34%	8.14%	1.57%

*	MSCI AC (All Country) Pacific Index is a widely-accepted, unmanaged index composed of 12 developed and emerging market countries. The Index is free-float adjusted and is designed to capture equity market performance in the Pacific region.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

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Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Shareholder Fees

(paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)*	2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	1.00%
Other Expenses	0.62%
Total Annual Fund Operating Expenses	1.62%	**

*	This redemption fee is charged if you redeem or exchange your shares within 30 days of the date of purchase. See “How to Sell Your Fund Shares” for more information.
**	The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 1.65%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Shares class would be:

1 Year	3 Years	5 Years	10 Years
$165	$511	$881	$1,922

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Emerging Markets Fund

Investment Objective

The Emerging Markets Fund seeks long-term capital appreciation. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies located in emerging market countries. For purposes of this test only, net assets includes borrowings for investment purposes. The Emerging Markets Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. Emerging market countries are those that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. This approach is designed to identify companies that the Adviser expects to benefit from global economic trends and/or promising technologies or products and whose value is not recognized in the prices of their securities. The Adviser generally does not attempt to hedge the effects of currency value fluctuations on the Fund’s investments on an on-going basis.

The Adviser selects investments for the Fund by applying a top-down and bottom-up investment approach designed to identify countries and companies that the Adviser expects to experience sustainable earnings growth or countries that present good investment opportunities. The Adviser will attempt to benefit from global or regional economic trends or promising technologies or products or sound management strategies whose value is not recognized in the prices of their securities. The Adviser continuously analyzes companies in emerging markets, giving particular emphasis to each company’s scope of operations and economic ties to one or more specific countries. While the Fund generally invests in companies in a variety of countries, industries and sectors, the Adviser does not attempt to invest a specific percentage of the Fund’s assets in a given country or industry. The Fund may invest up to 10% of its assets in high yield/lower quality debt securities, known as “junk bonds”.

Principal Risks

The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. These factors contribute to price volatility, which is another principal risk of investing in the Fund.

Because the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that emerging market securities may underperform other segments of the equity market or the equity markets as a whole.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund’s investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

High-yield, lower rated securities are subject to additional risks associated with investing in high-yield securities, including greater risk of default or price declines due to changes in the issuer’s creditworthiness.

The price of the Fund’s shares is expected to have a very high level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before investing in the Fund.

Investor Profile

Investors seeking long-term capital appreciation through a diversified portfolio of equity securities, and who are willing to accept the risks and extreme price volatility of investing in emerging markets issuers.

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Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter 59.10% 12/31/99	Worst Quarter (24.79)% 9/30/01

The Fund’s Shares class performance for the six month period ending June 30, 2006 was 7.69%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2005, to those of the MSCI Emerging Markets Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception
Emerging Markets Fund
Return Before Taxes	29.09%	20.65%	7.04%	*
Return After Taxes on Distributions	29.10%	20.50%	6.84%	*
Return After Taxes on Distributions and Sale of Fund Shares	19.32%	18.35%	6.07%	*
MSCI Emerging Markets Index (reflects no deduction for fees, expenses, or taxes)***	34.00%	19.09%	9.69%	**

*	Since January 2, 1998.
**	Since December 31, 1997.
***	MSCI Emerging Markets Index is a widely-accepted, unmanaged index designed to measure equity market performance of the global emerging markets, consisting of 26 emerging market countries.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

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Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Shareholder Fees

(paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)*	2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	1.25%
Other Expenses	0.67%
Total Annual Fund Operating Expenses	1.92%
Less Fee Waivers	(0.07) %**
Net Annual Fund Operating Expenses	1.85%**

*	This redemption fee is charged if you redeem or exchange your shares within 30 days of the date of purchase. See “How to Sell Your Fund Shares” for more information.
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 1.85%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Shares class would be:

1 Year	3 Years	5 Years	10 Years
$188	$596	$1,030	$2,238

36

More Information About Principal Risks and Strategies

Each Fund has its own investment goal, strategies and risks. The Advisers invest Fund assets in a way that they believe will help a Fund achieve its goal. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Equity Risk

Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in these types of equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision.

All investments in equity securities are subject to risk. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Owning an equity security can also subject a fund to the risk that the issuer may discontinue paying dividends.

Investments in common stocks are also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.

The Funds will also be subject to risks particular to their investments in convertible securities. These securities may include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible debt securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible debt securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stock on an issuer’s capital structure and are consequently of higher quality and generally entail less risk than the issuer’s common stock.

Management Risk

The Advisers continuously evaluate each Fund’s holdings, purchases and sales with a view to achieving a Fund’s investment objective. However, the achievement of the stated investment objective cannot be guaranteed. The Advisers’ judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Advisers do you could lose money on your investment in a Fund, just as you could with other investments. If the Advisers are incorrect in their assessment of the income, growth or price realization potential of a Fund’s holdings or incorrect in its assessment of general market or economic conditions, then the value of the Fund’s shares may decline.

Foreign Security Risks

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments may not be subject to uniform accounting, auditing, and financial-reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for foreign custodial arrangements may be higher than expenses for custodial arrangements of similar U.S. securities.

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Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non- recovered portion will reduce the income received from the securities comprising the portfolio.

Currency Risk

As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. Investments in foreign securities denominated in foreign currencies involve additional risks, including: (i) the Funds may incur substantial costs in connection with conversions between various currencies; (ii) only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets; and (iii) securities transactions undertaken in some foreign markets may not be settled promptly so that the Funds’ investments may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Liquidity Risk

The Funds may not be able to pay redemption proceeds within the time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed income securities or emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events or adverse investor perceptions whether or not accurate.

Expropriation Risk

Foreign governments may expropriate the Funds’ investments either directly by restricting the Funds’ ability to sell a security or imposing exchange controls that restrict the sale of a currency, or indirectly by taxing the Funds’ investments at such high levels as to constitute confiscation of the security. There may be limitations on the ability of the Funds to pursue and collect a legal judgment against a foreign government.

Emerging Market Risk

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging markets countries may be more precarious than in other countries. The nature of investing in emerging market companies involves a greater level of risk than would be associated when investing in more established companies. These companies may have limited product lines, markets or financial resources and may lack management depth since they have not been tested by time or the marketplace. The securities of emerging market companies often have limited marketability and may be subject to more volatile market movements than securities of larger, more established growth companies or the market averages in general. As a result, there will tend to be an increased risk of price volatility associated with a Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Fixed Income Risk

Certain of the Funds may invest in fixed income securities from time to time. The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. As the average maturity or duration of a security lengthens, the risk that the price of such security will become more volatile increases. Duration approximates the price sensitivity of a security to changes in interest rates. In contrast to maturity which measures only time until final payment, duration combines consideration of yield, interest payments, final maturity and call features. Like duration, “portfolio average life” is a measure of the weighted average of the average lives of all securities in a Fund’s portfolio. Each security’s “average life” is a measure of the average time to the receipt of all future cash flows and takes into account the possibility of early payments.

Frequent Trading

The Funds discourage and do not knowingly accommodate short-term or excessive trading (including by means of exchanges) (“frequent trading”) of their shares by shareholders and maintain procedures reasonably designed to detect and deter such frequent trading, which is sometimes referred to as market timing. Frequent trading may interfere with the efficient management of a Fund’s portfolio, as it may result in a Fund maintaining higher cash balances than it otherwise

38

would or cause a Fund to sell portfolio securities at a time when it otherwise would not. Frequent trading may also result in increased portfolio transaction (or brokerage) costs, administrative and other operating costs and may cause a Fund to realize taxable capital gains or harvest capital losses at a time that it otherwise would not. For these reasons, frequent trading poses the risk of lower returns for long-term shareholders of a Fund.

In addition, to the extent a Fund invests in foreign securities traded primarily on markets that close prior to the time the Fund determines its net asset value per share (NAV), frequent trading by some shareholders may, in certain circumstances, dilute the value of Fund shares held by other shareholders. This may occur when an event that affects the value of the foreign security takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV. Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, frequent traders who attempt this type of price arbitrage may dilute the value of a Fund’s shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign securities, if those prices have not been adjusted to reflect a change in the fair value of the foreign securities. In an effort to prevent price arbitrage, each Fund has procedures designed to adjust closing market prices of foreign securities before it calculates its NAV when it believes such an event has occurred. Prices are adjusted to reflect what the Fund believes are the fair values of these foreign securities at the time the Fund determines its NAV (called fair value pricing). Fair value pricing, however, involves judgments that are inherently subjective and inexact, since it is not possible to always be sure when an event will affect a market price and to what extent. As a result, there can be no assurance that fair value pricing will always eliminate the risk of price arbitrage.

In addition, to the extent a Fund invests in securities of issuers located in emerging markets, such securities may be less liquid or more thinly-traded than securities of issuers in more developed markets. Developments affecting issuers of thinly-traded or less liquid securities will not be reflected in their market price until the security again trades in the marketplace. Frequent traders may seek to exploit this delay by engaging in price arbitrage, in this case by buying or selling shares of a Fund prior to the time of the adjustment of the market price of securities in its portfolio. This may result in the dilution in the value of a Fund’s shares. The risk of price arbitrage also exists with thinly-traded securities of issuers located in the United States, such as high yield bonds and some small cap equity securities. A Fund will employ fair value pricing to these types of securities if it determines that the last quoted market price no longer represents the fair value of the security.

Each Fund has policies and procedures in place to identify and reject purchase orders and new accounts from persons whom the Fund has found to engage in frequent trading in contravention of the Fund’s policies. Generally, the Funds’ policies provide that any shareholder identified as having engaged in a pattern of purchase, sale and purchase or sale, purchase and sale, within a 45 day period in a Fund will be deemed to be frequent trading in the Fund and the Adviser will implement procedures to prevent future frequent trading by such shareholder. Under the Funds’ policies, exchanges from one Fund to another are deemed to be a sale with respect to the originating Fund and a purchase into the recipient Fund. The Funds currently do not treat the following types of purchases, redemptions and exchanges as prohibited frequent trading (collectively, “Transactions”): (i) Transactions solely in money market funds; (ii) Transactions resulting from bona fide investment decisions of a professional investment adviser or other institution with respect to eligible asset allocation programs; (iii) Transactions involving shares acquired through the reinvestment of dividends and capital gains; (iv) Transactions by an investor who has established an eligible automated purchase, exchange, rebalancing or redemption plan with the Funds; (v) Transactions resulting from the death or disability of a shareholder; (vi) Transactions involving shares transferred from another account in the same Fund or shares converted from another class of shares of the same Fund (provided, however, any applicable redemption fee period is carried over); and (vii) Transactions initiated by a Fund (e.g., for failure to meet applicable account minimums). Each Fund reserves the right to amend these categories and to determine whether a particular transaction qualifies for any such category, at its discretion.

To the extent disclosed in this prospectus, certain Funds impose redemption fees on redemptions (including exchanges) within 30 days of purchase. These Funds exempt from redemption fees (i) Transactions and (ii) shares maintained through employee pension benefit plans subject to the Employee Retirement Income Security Act that offer the Excelsior Funds as an investment vehicle. The market timing policies as described above continue to apply to such employee benefit plans. Each Fund retains the right, without prior notice to shareholders, to reject any purchase or exchange order, to

39

amend exemptions to the redemption fee policy (with respect to those Funds that have a redemption fee), and to change or cancel the exchange privilege, in each case at each Fund’s discretion. The Funds’ right to reject an exchange order will not prevent a shareholder from redeeming his/her shares.

Shareholders seeking to engage in frequent trading may deploy a variety of strategies to avoid detection and despite the efforts of the Funds, there is no guarantee that the Funds’ procedures will in fact be able to identify all frequent trading or that such activity can be completely eliminated. The ability of the Funds and their agents to detect and curtail frequent trading practices is limited by operational systems and technological limitations. For example, a significant portion of the assets in the Funds are invested by financial intermediaries on behalf of their clients, often in omnibus accounts where individual shareholder investments are aggregated by the intermediary and a single account is opened with a Fund. Omnibus accounts are common among financial intermediaries and may be established for a variety of legitimate purposes, including promoting efficiency of account administration and the privacy of customer financial information. When a financial intermediary maintains an omnibus account with a Fund, the identity of the particular shareholders that make up the omnibus account is often not known to the Fund.

The Funds do not always know and cannot always reasonably detect frequent trading which may occur or be facilitated by financial intermediaries, particularly with regard to trading by shareholders in omnibus accounts. There may exist multiple tiers of omnibus accounts within a financial intermediary, which may further compound the difficulty to a Fund and its agents of detecting frequent trading in omnibus accounts. In addition, some financial intermediaries, particularly with respect to group retirement plans, do not have the ability to apply the Funds’ frequent trading policies and procedures to the underlying shareholders investing in the Funds, either because they do not have the systems capability to monitor such trades or they do not have access to relevant information concerning the underlying accounts. In these cases, the Funds will not be able to determine whether frequent trading by the underlying shareholders is occurring. Accordingly, the ability of the Funds to monitor and detect frequent trading through omnibus accounts is extremely limited, and there is no guarantee that the Funds will be able to identify shareholders who may be engaging in frequent trading through omnibus accounts or to curtail such trading. In seeking to identify and prevent frequent trading in omnibus accounts, the Funds will consider the information that is actually available at the time and attempt to identify suspicious trading patterns on the omnibus account level. If frequent trading in violation of a Fund’s policies is detected in omnibus accounts, the Fund, pursuant to contractual arrangements it maintains with the financial intermediary, will take steps with the assistance of those intermediaries to try to prevent the reoccurrence of such trading. Those steps may range from providing warning letters to shareholders or blocking such accounts from making future purchases or exchanges (but not redemptions) from the Funds.

Small Cap Risk

Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. In addition, stocks of small capitalization companies are less liquid and more thinly traded. Therefore, small capitalization stocks may be more volatile than those of larger companies.

Mid Cap Risk

Medium capitalization companies may be more vulnerable to adverse business or economic events than larger companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend on a relatively small management group. Therefore, medium capitalization stocks may be more volatile than those of larger companies.

Health Care Sector Risk

Certain Funds may invest in securities of issuers engaged in the health care sector of the economy. These securities may underperform stocks of other issuers or the market as a whole. To the extent that the Funds invest in issuers conducting business in the health care sector, the Funds’ investment may be subject to intense competition, both domestically and internationally. Health care companies may have limited product lines, markets, financial resources or personnel and their products may face obsolescence due to rapid technological developments and frequent new product introduction. Health care companies may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the health care sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. The health care sector is also subject to government regulation and government approval of products and services which could have a significant adverse effect on price and availability.

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Technology Sector Risk

Certain Funds may invest in securities of issuers engaged in the technology sector of the economy. These securities may underperform stocks of other issuers or the market as a whole. To the extent that the Funds invest in issuers conducting business in the technology market sector, the Funds are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the market sector. Competitive pressures may significantly impact the financial condition of technology companies. For example, an increasing number of companies and new product offerings can lead to price cuts and slower selling cycles, and many of these companies may be dependent on the success of a principal product, may rely on sole source providers and third-party manufacturers, and may experience difficulties in managing growth. In addition, securities of technology companies may experience dramatic price movements that have little or no basis in fundamental economic conditions. As a result, a Fund’s investment in technology companies may subject it to more volatile price movements.

Mortgage-Backed Securities

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

Temporary Investments

The investments and strategies described in this prospectus are those that are used under normal conditions. During adverse economic, market or other conditions, each Fund may take temporary defensive positions such as investing up to 100% of its assets in investments that would not ordinarily be consistent with a Fund’s objective. A Fund may not achieve its goal when so invested. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

More Information About Fund Investments

In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices that are not principal investments or strategies of each Fund. These investments and strategies are described in detail in the Funds’ SAIs.

Disclosure of Portfolio Holdings

A schedule of the Funds’ portfolio holdings, as of the end of the prior month, will be available on the Funds’ website, http://www.excelsiorfunds.com. The Funds’ portfolio holdings schedule will be updated monthly, typically by the 15th calendar day after the end of each month. These schedules are also available by calling toll free at (800) 446-1012. The Funds may terminate or modify this policy at any time. Shareholders will be advised of any material change to this policy prior to its implementation. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in their SAIs.

Investment Adviser

Prior to December 16, 2005, the Funds were advised jointly by United States Trust Company of New York and U.S. Trust Company, N.A., through their respective separate identifiable divisions. Effective December 16, 2005, U.S. Trust Company, N.A.’s separately identifiable division was reorganized into a separate corporate entity named UST Advisers, Inc., a Delaware corporation that was a wholly-owned subsidiary of U.S. Trust Company, N.A. and the Funds were advised by either UST Advisers, Inc. or U.S. Trust New York Asset Management Division (“NYAMD”), the separately identifiable division of United States Trust Company of New York.

Effective March 31, 2006, United States Trust Company of New York converted to a national charter and changed its name to United States Trust Company, National Association (“USTC-NA”) and merged with U.S. Trust Company, N.A., with USTC-NA as the surviving entity. As of March 31, 2006, the Funds are advised by NYAMD, a separate identifiable division of USTC-NA, or UST Advisers, Inc. (together with NYAMD, the “Advisers”), a wholly-owned subsidiary of USTC-NA. USTC-NA is a wholly-owned subsidiary of US Trust

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Corporation, a registered bank holding company. UST Advisers, Inc. serves as investment adviser to Small Cap Fund, Value and Restructuring Fund, and Emerging Markets Funds and NYAMD serves as investment adviser to Blended Equity Fund, Large Cap Growth Fund, Mid Cap Value and Restructuring Fund, Energy and Natural Resources Fund, Real Estate Fund, Equity Income Fund, Equity Opportunities Fund, International Fund, and Pacific/Asia Funds.

U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation (“Schwab”). Charles R. Schwab is the founder, Chairman and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its principal subsidiary Charles Schwab & Co., Inc., Schwab is one of the nation’s largest financial services firms and the nation’s largest electronic brokerage firm, in each case measured by customer assets.

USTC-NA (together with the other wholly-owned subsidiaries of U.S. Trust Corporation, “U.S. Trust”) is one of the oldest investment management companies in the country. Since 1853, U.S. Trust has been a leader in wealth management for sophisticated investors providing trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. On June 30, 2006, U.S. Trust had approximately $109 billion in aggregate assets under management. USTC-NA has its principal offices at 114 W. 47th Street, New York, NY 10036. UST Advisers, Inc. is headquartered in Stamford, Connecticut.

Each Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund’s investment program.

U.S. Trust advises and manages assets for its private clients and funds, some of which have investment objectives and policies similar to the Funds. U.S. Trust will not have any obligation to make available or use any information regarding these proprietary investment activities for the benefit of the Funds. The research department of U.S. Trust prepares research reports that are utilized by these Funds, wealth managers of U.S. Trust and Schwab and its affiliates. It is U.S. Trust’s intention to distribute this information as simultaneously as possible to all recipients. However, where the investment adviser of a Fund prepares such research, that Fund may and often does receive and act upon that information before it is disseminated to other parties, which in turn may have a negative effect on the price of the security subject to research.

The Board of Directors of Excelsior Funds, Inc. and the Board of Trustees of Excelsior Funds Trust supervise the Advisers and establish policies that the Advisers must follow in their management activities.

For the fiscal year ended March 31, 2006, the Adviser received advisory fees after waivers, as a percentage of average daily net assets, of:

Blended Equity Fund	0.63%
Large Cap Growth Fund	0.63%
Small Cap Fund	0.62%
Value and Restructuring Fund	0.60%
Mid Cap Value and Restructuring Fund	0.65%
Energy and Natural Resources Fund	0.60%
Real Estate Fund	0.71%
Equity Income Fund	0.59%
Equity Opportunities Fund	0.50%
International Fund	0.92%
Pacific/Asia Fund	0.96%
Emerging Markets Fund	1.14%

The Advisers have contractually agreed to waive fees to keep the Funds’ net annual fund operating expenses from exceeding the percentages stated in the “Annual Fund Operating Expenses” section for each Fund. This waiver agreement may not be terminated before July 31, 2007. In addition, the agreement will renew automatically for an additional 12 month period unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

The Funds’ semi-annual report to shareholders for the period ended September 30, 2005 contained a discussion of the basis of the Boards of Directors’/Trustees’ determination regarding whether to continue the investment advisory agreements.

Portfolio Managers

The following individuals serve as portfolio managers for the Funds and are primarily responsible for the day-to-day management of the Funds’ portfolios. The SAIs have more detailed information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

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Nischal Pai, CFA and Richard Bayles, serve as the Blended Equity Fund’s portfolio co-managers. Mr. Pai and Mr. Bayles are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Pai, a Senior Vice President and Senior Portfolio Manager, has been with U.S. Trust since 2000. Mr. Bayles has been with U.S. Trust since 1990 as a Managing Director and Senior Portfolio Manager.

David J. Williams, CFA, Timothy Evnin and John McDermott, CFA serve as the Value and Restructuring Fund’s portfolio co-managers. Mr. Williams is primarily responsible for the day-to-day management of the Fund’s portfolio. He has served as the Fund’s portfolio manager or co-manager since the Fund’s inception. Mr. Williams, a Managing Director and Senior Portfolio Manager, has been with U.S. Trust since 1987. A description of Mr. Evnin’s and Mr. McDermott’s business experiences is provided below.

Douglas H. Pyle and Jennifer Byrne, CFA, serve as the Small Cap Fund’s portfolio co-managers. Mr. Pyle is primarily responsible for the day-to-day management of the Fund’s portfolio. He is a Managing Director of U.S. Trust Company, and has been with U.S. Trust since 1999. Ms. Byrne, a Senior Vice President, oversees institutional client portfolio management at U.S. Trust and has been with U.S. Trust since 1999. Prior to joining U.S. Trust, she held a similar position at Radnor Capital Management.

Michael E. Hoover serves as the Energy and Natural Resources Fund’s portfolio manager. Mr. Hoover is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Hoover is a Managing Director and Senior Analyst and has been with U.S. Trust since 1989. He has served as the Fund’s portfolio manager or co-manager since 1995.

Joan Ellis, CFA serves as the Real Estate Fund’s portfolio manager. Ms. Ellis is primarily responsible for the day-to-day management of the Fund’s portfolio. Ms. Ellis, a Managing Director, has been with U.S. Trust since 1984 and has served as the Fund’s manager or co-manager since its inception.

Timothy Evnin and John McDermott, CFA, serve as the Mid Cap Value and Restructuring Fund’s portfolio co-managers. Mr. Evnin and Mr. McDermott are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Evnin, a Managing Director and Senior Portfolio Manager, has been with U.S. Trust since 1987. Mr. McDermott, a Senior Vice President and Portfolio Manager, has been with U.S. Trust since 1996.

Thomas W. Vail and Brian V. DiRubbio have served as the Equity Income Fund’s portfolio co-managers since 2003. Mr. Vail and Mr. DiRubbio are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Vail, a Managing Director and Senior Portfolio Manager, has been with U.S. Trust since 1993. Mr. DiRubbio, a Senior Vice President and Portfolio Manager, has been with U.S. Trust since 1997.

Thomas M. Galvin, CFA serves as the portfolio manager for the Large Cap Growth Fund. Mr. Galvin, President and Chief Investment Officer of the Growth Equity Division, which manages large-cap growth investments, has been with U.S. Trust since February 2003. Prior to joining U.S. Trust, Mr. Galvin spent nearly five years as Chief Investment Officer and equity strategist of Credit Suisse First Boston (CSFB) in New York and Donaldson, Lufkin & Jenrette, which was acquired by CSFB.

Richard Bayles and Fatima Dickey serve as the portfolio co-managers for the Equity Opportunities Fund. Mr. Bayles is primarily responsible for the day-to-day management of the Fund’s portfolio. A description of Mr. Bayles’s business experience is provided above. Ms. Dickey is a Senior Vice President and Portfolio Manager and has been with U.S. Trust since July 2001. Prior to joining U.S. Trust, Ms. Dickey was a private placement analyst in the investment banking division of A.G. Edwards & Sons in St. Louis and was an equity analyst for Fidelity Investments in London.

Reiner Triltsch, CFA, David J. Linehan, CFA and Donald Elefson, CFA serve as the portfolio co-managers of the International Fund. Mr. Triltsch is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Triltsch is a Managing Director and has served as the co-manager of the International Fund since he joined U.S. Trust in 2004 and has 17 years of experience managing international equity portfolios. Prior to joining U.S. Trust, he was chief investment officer and senior portfolio manager of Westam (USA) Ltd., from 2001 – 2004, and managing director, senior portfolio manager and co-founder of Gulfstream Global Investors, Ltd. from 1990 – 2001. A description of Mr. Linehan’s and Mr. Elefson’s business experiences are provided below.

David J. Linehan, CFA and Donald Elefson, CFA serve as the portfolio co-managers for the Pacific/Asia Fund. Mr. Linehan is primarily responsible for the day-to-day management of the Fund. Mr. Linehan is a Managing Director and has served as the portfolio manager or co-manager of the Fund and the International Fund since joining U.S. Trust in 1998. A description of Mr. Elefson’s business experience is provided below.

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Donald Elefson, CFA serves as the portfolio manager for the Emerging Markets Fund. Mr. Elefson is a Managing Director and has been a portfolio manager or co-manager of the Fund since 1999. Mr. Elefson has served as portfolio co- manager of the International Fund and the Pacific/Asia Fund since 2004. He has been with U.S. Trust since 1998.

Research analyses, trade execution and other facilities provided by U.S. Trust and other personnel also play a significant role in portfolio management and performance.

Legal Proceedings

United States Trust Company of New York and U.S. Trust Company, N.A. (formerly, co-investment advisers to the Funds and together referred to herein as “U.S. Trust”) and Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (the “Companies”) were contacted in September 2003 by the Office of the New York State Attorney General (the “NYAG”), and U.S. Trust was contacted by the Securities and Exchange Commission (the “SEC”), in connection with their investigations of practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares (the “Investigations”). U.S. Trust and the Companies have provided full cooperation with respect to these Investigations and continue to review the facts and circumstances relevant to the Investigations. As disclosed previously, these investigations focused on circumstances in which a small number of parties were permitted to engage in short-term trading of shares of certain of the Excelsior Funds. The short-term trading activities permitted under these arrangements have been terminated and U.S. Trust has strengthened its policies and procedures to deter frequent trading of shares of the Excelsior Funds.

U.S. Trust, certain of its affiliates, the Companies and others have also been named in four class action lawsuits and two derivative actions which allege that U.S. Trust, certain of its affiliates, the Companies and others allowed certain parties to engage in illegal and improper mutual fund trading practices, which allegedly caused financial injury to the shareholders of certain of the Excelsior Funds managed by U.S. Trust. Each seeks unspecified monetary damages and related equitable relief.

The class and derivative actions described above were transferred to the United States District Court for the District of Maryland for coordinated and consolidated pre-trial proceedings. In November 2005, the Maryland court dismissed many of the plaintiffs’ claims in both the fund shareholder class action and the derivative lawsuits. Several affiliates of U.S. Trust and individual defendants have also been dismissed. Plaintiffs’ claims under Sections 10(b) and 20(a) of the Securities Exchange Act and under Section 36(b) and 48(a) of the Investment Company Act, however, have not been dismissed. Discovery has commenced with respect to plaintiffs’ remaining claims.

While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information, U.S. Trust believes that the likelihood is remote that the pending Investigations and private lawsuits will have a material adverse financial impact on the Companies, and further believes that the pending Investigations and private lawsuits are not likely to materially affect U.S. Trust’s ability to provide investment management services to the Companies.

Purchasing, Selling and Exchanging Fund Shares

This section tells you how to purchase, sell and exchange shares of the Funds.

As previously mentioned in this prospectus, the Funds discourage and do not knowingly accommodate short-term or excessive trading (including by means of exchanges) and the Funds have policies and procedures in place to identify and reject purchase orders and new accounts from persons whom the Fund has found to engage in frequent trading in contravention of the Fund’s policies. Generally, the Funds’ policies provide that any shareholder identified as having engaged in a pattern of purchase, sale and purchase or sale, purchase and sale, within a 45 day period in a Fund will be deemed to be frequent trading in the Fund and the Adviser will implement procedures to prevent future frequent trading by such shareholder. Under the Funds’ policies, exchanges from one Fund to another are deemed to be a sale with respect to the originating Fund and a purchase into the recipient Fund.

See “More Information About Principal Risks and Strategies — Frequent Trading” earlier in this prospectus for more information about the Funds’ frequent trading policies.

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How to Purchase Fund Shares

You may purchase shares directly by:

•	Mail
•	Telephone
•	Wire
•	Automatic Investment Program, or
•	Automated Clearinghouse (ACH)

To purchase shares directly from us, please call (800) 446-1012 (from overseas, call (617) 483-7297), or complete and send in the application to Excelsior Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8529, Boston, MA 02266-8529. Unless you arrange to pay by wire or through the automatic investment program, write your check, payable in U.S. dollars, to “Excelsior Funds” and include the name of the appropriate Fund(s) on the check. The Funds’ transfer agent cannot accept third- party checks, credit cards, credit card checks, money orders, starter checks or cash. To purchase shares by wire, please call us for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

State Street Bank & Trust

ABA # 011000028

DDA # 99055352

Specify Excelsior Fund Name

Fund Account Number

Account Registration

Investors making initial investments by wire must promptly complete the application and forward it to the address indicated on the application. Investors making subsequent investments by wire should follow the above instructions.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution.

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities. The Funds have adopted such policies and procedures, including procedures to verify the identity of customers opening new accounts. Until such verification is made, the Funds may temporarily limit additional share purchases. The Funds also may limit additional share purchases or close an account if it is unable to verify a customer’s identity. In addition, the Funds and their agents reserve the right to “freeze” or “block” (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to, (i) where an accountholder appears on the list of “blocked” entities and individuals maintained pursuant to OFAC (Offices of Foreign Assets Control) regulations, (ii) where a Fund or its agent detect suspicious activity or suspect fraudulent or illegal activity, or (iii) when notice has been received by a Fund or its agents that there is a dispute between the registered or beneficial account owners.

General Information

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a “Business Day”). A Fund may reject any purchase request if it is determined that accepting the request would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share (NAV) next determined after the Fund’s transfer agent receives your purchase request in good order. We consider requests to be in “good order” when all required documents (including the accompanying payment as described above) are properly completed, signed and received.

Each Fund calculates its NAV once each Business Day at the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time (the “Evaluation Time”)). So, for you to receive the current Business Day’s NAV, the Fund’s transfer agent must receive your purchase request in good order before the Evaluation Time.

How We Calculate NAV

NAV of each class of the Funds is the value of the assets attributable to the class less liabilities attributable to the class divided by the number of outstanding shares of the class.

The Funds generally value short-term fixed income and money market securities with remaining maturities of 60 days or less at amortized cost. Securities for which market quotations are readily available are valued at their current market value, as determined by such quotations. Securities for which market quotations are not readily

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available are valued at fair value as determined in good faith in accordance with policies and procedures established by the Board of Directors/Trustees. In accordance with these policies and procedures, the Boards of Directors/Trustees have delegated to the Adviser the responsibility to oversee the implementation of these policies and procedures. The Adviser has established a Pricing Committee to fulfill this function. The Pricing Committee, in accordance with the Funds’ pricing policies and procedures, is responsible for making fair value determinations. In determining fair value, a Fund will seek to assign a value to the security which it believes represents the amount that the Fund could reasonably expect to receive upon its current sale. With respect to securities that are actively traded on U.S. exchanges, the Funds expect that market quotations will generally be available and that fair value might be used only in limited circumstances, such as when trading for a security is halted during the trading day. For securities traded principally on foreign exchanges, a Fund may use fair value pricing if an event occurs after the close of trading of the principal foreign exchange on which a security is traded, but before calculation of the Fund’s NAV, which the Fund believes affects the value of the security since its last market quotation. Such events may involve situations relating to a single issuer (such as news related to the issuer announced after the close of the principal foreign exchange), or situations relating to sectors of the market or the markets in general (such as significant fluctuations in the U.S. or foreign markets or significant changes in exchange rates, natural disasters, armed conflicts, or governmental actions). In determining whether a significant event has occurred with respect to securities traded principally in foreign markets, the Funds may engage a third party fair value service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occurring from the time of close of the relevant foreign market and the Evaluation Time. Fair value pricing may also be used to value restricted securities (which may include junk bonds) held by a Fund or to value securities where the Fund has determined, because of the lack of recent meaningful trading activity for the security, that the most recent market quotation no longer represents the securities current market value. Fair value pricing involves judgments that are inherently subjective and inexact and it is not possible to determine with certainty when, and to what extent, an event will affect a market price. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Some Funds may hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of a Fund’s investments may change on days when you cannot purchase or sell Fund shares.

Minimum Purchases

To purchase shares for the first time, you must invest at least $500 ($250 for IRAs) in any Fund. Your subsequent investments must be made in amounts of at least $50. A Fund may accept investments of smaller amounts at its discretion.

Automatic Investment Program

If you have a checking, money market or NOW account with a bank, you may purchase shares automatically through regular deductions from your account in amounts of at least $50 per transaction.

With a $50 minimum initial investment, you may begin regularly scheduled investments once per month, on either the first or fifteenth day, or twice per month, on both days.

How to Sell Your Fund Shares

You may sell shares directly by:

•	Mail
•	Telephone
•	Systematic Withdrawal Plan, or
•	Automated Clearinghouse (ACH)

Holders of Fund shares may sell (sometimes called “redeem”) shares by following the procedures established when they opened their account or accounts. If you have questions, call (800) 446-1012 (from overseas, call (617) 483-7297).

You may sell your shares by sending a written request for redemption to:

Excelsior Funds

c/o Boston Financial Data Services, Inc.

P.O. Box 8529

Boston, MA 02266-8529

Please be sure to indicate the number of shares to be sold, identify your account number and sign the request.

To sell your shares by telephone, you must own your shares directly and have previously established telephone redemption privileges for your account. You can establish telephone redemption privileges by so indicating on

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the account application or by contacting the Funds’ transfer agent. Once your account is set up for telephone redemptions, you may sell your shares on any Business Day by calling the Funds’ transfer agent at (800) 446-1012 (from overseas call (617) 483-7297). The minimum amount for telephone redemptions is $500.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to sell $50,000 or more of your shares, or any amount if the proceeds are to be sent to an address other than the address of record, you must notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Fund’s transfer agent receives your request in good order.

For the International, Pacific/Asia and Emerging Markets Funds, a redemption fee of 2.00% of the value of the shares redeemed or exchanged is imposed on shares in a Fund redeemed or exchanged within 30 days of the date of purchase. Effective October 16, 2006, an equivalent redemption fee will be imposed with respect to all the Funds. The redemption fee is intended to limit short-term trading in the Funds or, to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. The redemption fee will be paid to the appropriate Fund. Each Fund reserves the right, at its discretion, to waive, modify or terminate the redemption fee. The Funds exempt from redemption fees (i) Transactions (as defined under “More Information About Principal Risks and Strategies—Frequent Trading”) and (ii) shares maintained through employee pension benefit plans subject to the Employee Retirement Income Security Act that offer the Funds as an investment vehicle. Redemption fees will be applied on a “first-in first-out” (FIFO) basis.

Systematic Withdrawal Plan

If you have at least $10,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

Receiving Your Money

Normally, we will send your sale proceeds within seven days after we receive your request in good order. Your proceeds can be wired to your bank account (if more than $500) or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

Redemptions in Kind

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise, we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Involuntary Sales of Your Shares

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days’ written notice to give you time to add to your account and avoid the sale of your shares.

Suspension of Your Right to Sell Your Shares

A Fund may suspend your right to sell your shares if the NYSE restricts trading, or if the SEC declares an emergency. More information about this is in the Funds’ SAIs.

How to Exchange Your Shares

You may exchange your Shares class shares on any Business Day for the Shares class shares of any portfolio of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., or Excelsior Funds Trust. In order to protect other shareholders, your exchanges may be limited if it is in the best interests of the Funds and their shareholders. This limitation is not intended to limit a shareholder’s right to redeem shares. Rather, the limitation is intended to curb short-term trading. Shares can be exchanged directly by mail, or by telephone if you previously selected the telephone exchange option on the account application.

You may also exchange shares through your financial institution. Exchange requests must be for an amount of at least $500. If you recently purchased shares by check you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase).

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This exchange privilege may be changed or canceled at any time upon 60 days’ notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request in good order. An exchange of shares for shares in another fund is a taxable event.

There is a 2.00% redemption fee on shares exchanged within 30 days of purchase for the International, Pacific/Asia and Emerging Markets Funds, and starting on October 16, 2006, on shares of all the Funds. See “How to Sell Your Fund Shares” above for more information.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not liable for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine, provided that the Funds follow their telephone transaction procedures. If you or your financial institution transact with a Fund over the telephone, you will generally bear the risk of any loss.

Authorized Intermediaries

Certain intermediaries, such as brokers or other shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. Some of these organizations may charge a fee for these transactions. These intermediaries may authorize other organizations to accept purchase, redemption and exchange requests for Fund shares. These requests are normally executed at the NAV next determined after the intermediary receives the request in good order. Authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

Shareholder and Administrative Services

The Funds are permitted to pay a fee of up to 0.25% of the average daily net assets of a Fund to certain organizations for providing shareholder and administrative services to their customers who hold shares of the Funds. These services may include assisting in the processing of purchase, redemption and exchange requests and providing periodic account statements and other administrative services.

Distribution of Fund Shares

The Mid Cap Value and Restructuring, Equity Income and Equity Core Funds have adopted a distribution plan that allows shares of the Funds to pay distribution fees for the sale and distribution of their shares in an amount not to exceed the annual rate of 0.25% of the average daily net asset value of each Fund’s outstanding shares. However, fees are not currently being paid under the distribution plan with respect to the Shares class. If the distribution plan is ever implemented with respect to the Shares class, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges because these fees are paid out of a Fund’s assets continuously.

To the extent allowable under NASD rules, the Funds’ distributor may make payments to third party brokers’ promotional incentive programs for dealers, which will be paid for by the distributor out of any rule 12b-1 distribution fees that may be paid by the Funds and available for such expenditure from time to time. Subject to NASD rules and regulation, compensation may include promotional and other merchandise, and sponsorship or funding of sales and training programs and other special events. Compensation may also include payment for reasonable expenses incurred in connection with trips taken by invited registered representatives for meetings or seminars of a training or educational nature.

The Adviser or an affiliate may, from time to time, out of its own financial resources, make cash payments to some but not all brokers, dealers or financial intermediaries for shareholder services, as an incentive to sell shares of the Funds and/or to promote retention of their customers’ assets in the Funds. These payments, sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase the Fund’s shares or the amount the Funds receive as proceeds from such sales. Revenue sharing payments may be made to brokers, dealers and other financial intermediaries that provide services to the Funds or to shareholders in the Funds, including (without limitation) shareholder servicing, transaction processing, sub-accounting services, marketing support and/or access to sales meetings, sales representatives and management representatives of the broker, dealer or other financial intermediary. Revenue sharing payments may also be made to brokers, dealers and other financial intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement in cases where the broker, dealer or other financial intermediary provides shareholder services to Fund shareholders. Revenue sharing payments

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may be structured: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar-amount. The Adviser negotiates the level of payments described above to any particular broker, dealer or intermediary with each firm.

Dividends and Distributions

Each Fund distributes dividends from its income quarterly, except the International, Pacific/Asia and Emerging Markets Funds, which distribute dividends semi-annually.

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund’s record date, you will be entitled to receive the distribution.

Dividends and distributions will be paid in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice. Dividends and distributions received in cash or additional shares are both taxable.

Taxes

Each Fund contemplates distributing substantially all of its taxable income including its net capital gain (the excess of long-term capital gain over short-term capital loss), if any. Distributions you receive from a Fund will generally be taxable regardless of whether they are paid in cash or reinvested in additional shares. Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as dividend or ordinary income depending on the source of the income earned by the Fund and the satisfaction of certain holding periods. Distributions from the Real Estate Fund or other Funds, to the extent that their income is attributable to distributions from REITs, generally will not qualify for the lower tax rate applicable to qualifying dividend income.

It is expected that the International, Pacific/Asia and Emerging Markets Funds will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. Since these Funds are expected to hold predominantly securities of foreign companies, these Funds may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution constitutes a return of capital. This is known as “buying into a dividend.”

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will generally be currently taxable if the purchase of such shares is attributable to debt financing.

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however, to the portions of each Fund’s distributions, if any, that are attributable to interest on federal securities.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

More information about taxes is in the Funds’ SAIs.

49

Financial Highlights

The tables that follow present performance information about the Shares class of each Fund. This information is intended to help you understand each Fund’s financial performance for the past five years, or, if shorter, the period of the Fund’s operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. The information for the years ended March 31, 2002, and 2003, was audited by Ernst & Young LLP (“E&Y”), the Funds’ independent registered public accounting firm during those periods. The information for the years ended March 31, 2004, 2005, and 2006 was audited by Deloitte & Touche LLP (“D&T”). E&Y’s reports and D&T’s reports, along with each Fund’s financial statements, are incorporated by reference into the Funds’ SAIs. You can obtain the annual report, which contains more performance information, at no charge by calling (800) 446-1012 (from overseas, call (617) 483-7279).

BLENDED EQUITY FUND

	Year Ended March 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$36.12	$33.64	$25.67	$35.17	$35.99

Income From Investment Operations
Net Investment Income	0.19 [1]	0.30 [1]	0.14	0.17	0.10
Net Gains (Losses) on Investments (both realized and unrealized)	3.67 [1]	2.66 [1]	7.99	(7.97)	(0.67)

Total From Investment Operations	3.86	2.96	8.13	(7.80)	(0.57)

Less Distributions
Dividends From Net Investment Income	(0.21)	(0.28)	(0.16)	(0.15)	(0.08)
Distributions From Net Realized Gain on Investments	(2.50)	(0.20)	—	(1.55)	(0.17)

Total Distributions	(2.71)	(0.48)	(0.16)	(1.70)	(0.25)

Net Asset Value, End of Year	$37.27	$36.12	$33.64	$25.67	$35.17

Total Return	11.10%	8.85%	31.75%	(22.45)%	(1.58)%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$460.31	$466.90	$573.24	$469.01	$683.10
Ratio of Net Operating Expenses to Average Net Assets	1.08%	1.05%	0.99%	0.96%	0.97%
Ratio of Gross Operating Expenses to Average Net Assets[2]	1.21%	1.24%	1.10%	1.11%	1.08%
Ratio of Net Investment Income to Average Net Assets	0.53%	0.86%	0.45%	0.59%	0.59%
Portfolio Turnover Rate	22%	19%	24%	36%	43%

Notes:

1.	For comparative purposes per share amounts are based on average shares outstanding.
2.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

50

LARGE CAP GROWTH FUND

	Year Ended March 31,
	2006		2005		2004		2003	2002
Net Asset Value, Beginning of Year	$8.04		$7.71		$5.79		$8.83	$10.06

Income From Investment Operations
Net Investment Loss	(0.04)[1]		(0.05)[1]		(0.05)[1]		(0.01)[1]	(0.06)
Net Gains (Losses) on Investments (both realized and unrealized)	1.91	[1]	0.38	[1]	1.97	[1]	(3.03)[1]	(1.17)

Total From Investment Operations	1.87		0.33		1.92		(3.04)	(1.23)

Net Asset Value, End of Year	$9.91		$8.04		$7.71		$5.79	$8.83

Total Return	23.26%		4.28%		33.16%		(34.43)%	(12.23)%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$552.19		$210.06		$127.23		$73.89	$189.25
Ratio of Net Operating Expenses to Average Net Assets	1.10%		1.05%		1.05%		1.04%	1.00%
Ratio of Gross Operating Expenses to Average Net Assets[2]	1.23%		1.28%		1.18%		1.21%	1.10%
Ratio of Net Investment Loss to Average Net Assets	(0.48)%		(0.59)%		(0.74)%		(0.21)%	(0.50)%
Portfolio Turnover Rate	24%		25%		79%		56%	10%

Notes:

1.	For comparative purposes per share amounts are based on average shares outstanding.
2.	Expense ratio before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

SMALL CAP FUND

	Year Ended March 31,
	2006	2005		2004		2003	2002
Net Asset Value, Beginning of Year	$16.14	$14.59		$8.47		$12.19	$10.06

Income From Investment Operations
Net Investment Income (Loss)	(0.11)[1]	(0.10)[1]		(0.02)[1]		(0.03)[1]	0.03
Net Gains (Losses) on Investments (both realized and unrealized)	4.09 [1]	1.65	[1]	6.14	[1]	(3.69)[1]	2.14

Total From Investment Operations	3.98	1.55		6.12		(3.72)	2.17

Less Distributions
Dividends From Net Investment Income	—	—		—		—	(0.04)[2]
Distributions From Net Realized Gain on Investments	(0.89)	—		—		—	—

Total Distributions	(0.89)	—		—		—	(0.04)

Net Asset Value, End of Year	$19.23	$16.14		$14.59		$8.47	$12.19

Total Return	25.37%	10.62%		72.26%		(30.52)%	21.61%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$599.39	$488.22		$352.46		$156.32	$171.60
Ratio of Net Operating Expenses to Average Net Assets	1.09%	1.05%		0.83%		0.83%	0.84%
Ratio of Gross Operating Expenses to Average Net Assets[3]	1.11%	1.08%		0.98%		1.05%	0.98%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.64)%	(0.64)%		(0.20)%		(0.31)%	0.19%
Portfolio Turnover Rate	65%	61%		82%		105%	144%

Notes:

1.	For comparative purposes per share amounts are based on average shares outstanding.
2.	Includes a tax return of capital of $(0.01).
3.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

51

VALUE AND RESTRUCTURING FUND

	Year Ended March 31,
	2006		2005		2004	2003	2002
Net Asset Value, Beginning of Year	$41.40		$37.57		$23.66	$32.63	$30.69

Income From Investment Operations
Net Investment Income	0.53	[1]	0.34	[1]	0.24	0.17	0.08
Net Gains (Losses) on Investments (both realized and unrealized)	7.88	[1]	3.83	[1]	13.90	(9.01)	1.94

Total From Investment Operations	8.41		4.17		14.14	(8.84)	2.02

Less Distributions
Dividends From Net Investment Income	(0.45)		(0.34)		(0.23)	(0.13)	(0.08)

Total Distributions	(0.45)		(0.34)		(0.23)	(0.13)	(0.08)

Net Asset Value, End of Year	$49.36		$41.40		$37.57	$23.66	$32.63

Total Return	20.45%		11.16%		60.06%	(27.13)%	6.60%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$6,230.75		$4,469.08		$3,244.85	$1,558.72	$2,408.05
Ratio of Net Operating Expenses to Average Net Assets	1.05%		1.07%		0.99%	0.99%	0.94%
Ratio of Gross Operating Expenses to Average Net Assets[2]	1.05%		1.09%		1.14%	1.12%	1.02%
Ratio of Net Investment Income to Average Net Assets	1.18%		0.87%		0.78%	0.65%	0.27%
Portfolio Turnover Rate	12%		8%		4%	16%	8%

Notes:

1.	For comparative purposes per share amounts are based on average shares outstanding.
2.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

MID CAP VALUE AND RESTRUCTURING FUND

	Year Ended March 31,
	2006		2005		2004		2003	2002
Net Asset Value, Beginning of Year	$16.77		$15.75		$10.24		$13.29	$11.99

Income From Investment Operations:
Net Investment Income	—	[1,2]	0.23	[1]	0.03	[1]	0.02 [1]	0.27 [1]
Net Gains (Losses) on Investments (both realized and unrealized)	2.90	[1]	1.02	[1]	5.51	[1]	(3.05)[1]	1.41 [1]

Total From Investment Operations	2.90		1.25		5.54		(3.03)	1.68

Less Distributions:
Dividends From Net Investment Income	(0.03)		(0.23)		(0.03)		(0.02)	(0.02)
Distributions From Net Realized Gains on Investments	—		—		—		—	(0.36)

Total Distributions	(0.03)		(0.23)		(0.03)		(0.02)	(0.38)

Net Asset Value, End of Year	$19.64		$16.77		$15.75		$10.24	$13.29

Total Return	17.32%		7.93%		54.21%		(22.81)%	14.23%
Ratios/Supplemental Data
Net Assets at End of Year (in millions)	$237.53		$214.84		$186.72		$81.15	$50.48
Ratio of Net Operating Expenses to Average Net Assets	1.13%		1.06%		0.99%		1.01%	1.05%
Ratio of Gross Operating Expenses to Average Net Assets[3]	1.13%		1.16%		1.23%		1.15%	1.16%
Ratio of Net Investment Income to Average Net Assets	0.02%		1.42%		0.24%		0.20%	0.59%
Portfolio Turnover	23%		28%		13%		28%	24%

Notes:

1.	For comparative purposes per share amounts are based on average shares outstanding.
2.	Amount represents less than $0.01 per share.
3.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

52

ENERGY AND NATURAL RESOURCES FUND

	Year Ended March 31,
	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Year	$22.34		$16.45	$11.72	$14.40	$15.41

Income From Investment Operations
Net Investment Income	—	[1,2]	0.02 [1]	0.06	0.04	0.10
Net Gains (Losses) on Investments (both realized and unrealized)	9.04	[1]	6.99 [1]	4.71	(2.67)	(0.58)

Total From Investment Operations	9.04		7.01	4.77	(2.63)	(0.48)

Less Distributions
Dividends From Net Investment Income	—		(0.05)	(0.04)	(0.05)	(0.10)
Distributions From Net Realized Gain on Investments	(5.39)		(1.07)	—	—	(0.43)

Total Distributions	(5.39)		(1.12)	(0.04)	(0.05)	(0.53)

Net Asset Value, End of Year	$25.99		$22.34	$16.45	$11.72	$14.40

Total Return	41.42%		43.97%	40.84%	(18.30)%	(2.82)%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$522.51		$292.33	$150.04	$92.44	$129.17
Ratio of Net Operating Expenses to Average Net Assets	1.13%		1.10%	0.99%	1.01%	0.98%
Ratio of Gross Operating Expenses to Average Net Assets[3]	1.13%		1.15%	1.13%	1.19%	1.12%
Ratio of Net Investment Income to Average Net Assets	(0.01)%		0.12%	0.45%	0.35%	0.77%
Portfolio Turnover Rate	234%		111%	91%	78%	73%

Notes:

1.	For comparative purposes per share amounts are based on average shares outstanding.
2.	Amount represents less than $0.01 per share.
3.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

REAL ESTATE FUND

	Year Ended March 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$9.30	$9.17	$6.61	$7.10	$6.09

Income From Investment Operations
Net Investment Income	0.08 [1]	0.17 [1]	0.29 [1]	0.28 [1]	0.31
Net Gains (Losses) on Investments (both realized and unrealized)	3.10 [1]	0.68 [1]	2.64 [1]	(0.52)[1]	1.01

Total From Investment Operations	3.18	0.85	2.93	(0.24)	1.32

Less Distributions
Dividends From Net Investment Income	(0.19)	(0.22)	(0.31)	(0.25)	(0.31)[2]
Dividends From Net Realized Gain on Investments	(0.83)	(0.50)	(0.06)	—	—

Total Distributions	(1.02)	(0.72)	(0.37)	(0.25)	(0.31)

Net Asset Value, End of Year	$11.46	$9.30	$9.17	$6.61	$7.10

Total Return	36.03%	9.90%	45.65%	(3.49)%	22.37%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$127.63	$112.89	$122.87	$79.37	$91.31
Ratio of Net Operating Expenses to Average Net Assets	1.23%	1.20%	1.20%	1.17%	1.20%
Ratio of Gross Operating Expenses to Average Net Assets[3]	1.52%	1.56%	1.35%	1.23%	1.33%
Ratio of Net Investment Income to Average Net Assets	0.77%	1.89%	3.67%	4.09%	4.53%
Portfolio Turnover Rate	14%	17%	38%	23%	25%

Notes:

1.	For comparative purposes per share amounts are based on average shares outstanding.
2.	Includes a tax return of capital of $(0.02).
3.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

53

EQUITY INCOME FUND

	Year Ended March 31,		Period Ended March 31, 2004[1]
	2006	2005
Net Asset Value, Beginning of Year	$8.39	$7.76	$7.00

Income From Investment Operations
Net Investment Income	0.20 [2]	0.19 [2]	0.07
Net Gains on Investments (both realized and unrealized)	0.17 [2]	0.63 [2]	0.73

Total From Investment Operations	0.37	0.82	0.80

Less Distributions
Dividends From Net Investment Income	(0.18)	(0.17)	(0.04)
Distributions From Net Realized Gain on Investments	(0.02)	(0.02)	—

Total Distributions	(0.20)	(0.19)	(0.04)

Net Asset Value, End of Year	$8.56	$8.39	$7.76

Total Return	4.62%	10.73%	11.48%	[3]
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$205.85	$195.67	$100.02
Ratio of Net Operating Expenses to Average Net Assets	1.06%	1.05%	1.05%	[4]
Ratio of Gross Operating Expenses to Average Net Assets[5]	1.22%	1.26%	1.17%	[4]
Ratio of Net Investment Income to Average Net Assets	2.41%	2.35%	2.44%	[4]
Portfolio Turnover Rate	46%	19%	6%

Notes:

1.	Commenced operations on September 30, 2003.
2.	For comparative purposes per share amounts are based on average shares outstanding.
3.	Not annualized.
4.	Annualized.
5.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

EQUITY OPPORTUNITIES FUND

	Year Ended March 31,
	2006		2005
Net Asset Value, Beginning of Year	$10.98		$10.00

Income From Investment Operations
Net Investment Income	0.07	[1]	0.08 [1]
Net Gains on Investments (both realized and unrealized)	1.70	[1]	0.95 [1]

Total From Investment Operations	1.77		1.03

Less Distributions
Dividends From Net Investment Income	(0.05)		(0.04)
Distributions From Net Realized Gain on Investments	—		(0.01)

Total Distributions	(0.05)		(0.05)

Net Asset Value, End of Year	$12.70		$10.98

Total Return	16.16%		10.30%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$132.41		$43.58
Ratio of Net Operating Expenses to Average Net Assets	1.05%		1.05%
Ratio of Gross Operating Expenses to Average Net Assets[2]	1.31%		1.59%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.57%		0.74%
Portfolio Turnover Rate	17%		13%

Notes:

1.	For comparative purposes per share amounts are based on average shares outstanding.
2.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

54

INTERNATIONAL FUND

	Year Ended March 31,
	2006		2005		2004	2003	2002
Net Asset Value, Beginning of Year	$13.05		$11.28		$6.83	$9.75	$11.75

Income From Investment Operations
Net Investment Income	0.07	[1]	0.06	[1]	0.09	0.10	0.03
Net Gains (Losses) on Investments (both realized and unrealized)	3.51	[1]	1.71	[1]	4.44	(2.99)	(1.43)

Total From Investment Operations	3.58		1.77		4.53	(2.89)	(1.40)

Less Distributions
Dividends From Net Investment Income	(0.12)		—	[2]	(0.08)	(0.03)	(0.08)
Distributions From Net Realized Gain on Investments	—		—		—	—	(0.52)

Total Distributions	(0.12)		—		(0.08)	(0.03)	(0.60)

Net Asset Value, End of Year	$16.51		$13.05		$11.28	$6.83	$9.75

Total Return[3]	27.70%		15.71%		66.51%	(29.72)%	(12.25)%
Ratios/Supplemental Data
Net Assets, End of Year (in Millions)	$522.28		$240.32		$130.14	$89.68	$167.28
Ratio of Net Operating Expenses to Average Net Assets	1.50%		1.50%		1.38%	1.40%	1.23%
Ratio of Gross Operating Expenses to Average Net Assets[4]	1.58%		1.61%		1.49%	1.57%	1.53%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.52%		0.52%		0.92%	0.55%	0.44%
Portfolio Turnover Rate	26%		66%		58%	73%	50%

Notes:

1.	For comparative purposes per share amounts are based on average shares outstanding.
2.	Amount represents less than $0.01 per share.
3.	Total returns do not reflect the 2.00% fee accrued on redemption of shares.
4.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

PACIFIC/ASIA FUND

	Year Ended March 31,
	2006		2005		2004	2003	2002
Net Asset Value, Beginning of Year	$8.88		$8.44		$5.21	$6.68	$6.59

Income From Investment Operations
Net Investment Income	0.02	[1]	0.03	[1]	0.01	0.01	0.02
Net Gains (Losses) on Investments (both realized and unrealized)	2.82	[1]	0.42	[1]	3.22	(1.43)	0.09

Total From Investment Operations	2.84		0.45		3.23	(1.42)	0.11

Less Distributions
Dividends From Net Investment Income	(0.11)		(0.01)		—	(0.05)	(0.02)

Total Distributions	(0.11)		(0.01)		—	(0.05)	(0.02)

Net Asset Value, End of Year	$11.61		$8.88		$8.44	$5.21	$6.68

Total Return[2]	32.35%		5.32%		62.00%	(21.44)%	1.62%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$243.96		$134.58		$114.83	$27.33	$23.54
Ratio of Net Operating Expenses to Average Net Assets	1.59%		1.50%		1.45%	1.51%	1.43%
Ratio of Gross Operating Expenses to Average Net Assets[3]	1.62%		1.64%		1.58%	1.66%	1.74%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.22%		0.35%		0.20%	0.15%	0.35%
Portfolio Turnover Rate	68%		90%		58%	73%	94%

Notes:

1.	For comparative purposes per share amounts are based on average shares outstanding.
2.	Total returns do not reflect the 2.00% fee accrued on redemption of shares.
3.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

55

EMERGING MARKETS FUND

	Year Ended March 31,
	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Year	$8.73		$7.67	$4.12	$4.95	$4.43

Income From Investment Operations
Net Investment Income	0.10	[1]	0.12 [1]	0.05	0.02	0.01
Net Gains (Losses) on Investments (both realized and unrealized)	3.87	[1]	1.18 [1]	3.55	(0.84)	0.53

Total From Investment Operations	3.97		1.30	3.60	(0.82)	0.54

Less Distributions
Dividends From Net Investment Income	(0.10)		(0.08)	(0.05)	(0.01)	(0.02)
Distributions From Net Realized Gain on Investments	—		(0.16)	—	—	—

Total Distributions	(0.10)		(0.24)	(0.05)	(0.01)	(0.02)

Net Asset Value, End of Year	$12.60		$8.73	$7.67	$4.12	$4.95

Total Return[2]	45.85%		17.07%	87.57%	(16.62)%	12.16%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$996.67		$433.17	$209.16	$30.05	$22.85
Ratio of Net Operating Expenses to Average Net Assets	1.81%		1.70%	1.65%	1.61%	1.59%
Ratio of Gross Operating Expenses to Average Net Assets[3]	1.92%		1.90%	1.92%	1.84%	1.93%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.00%		1.44%	0.81%	0.51%	0.78%
Portfolio Turnover Rate	7%		21%	14%	43%	31%

Notes:

1.	For comparative purposes per share amounts are based on average shares outstanding.
2.	Total returns do not reflect the 2.00% fee accrued on redemption of shares.
3.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

56

Excelsior Funds’ Privacy Notice

A Commitment to Your Privacy

At Excelsior Funds (“Excelsior”), our most important asset is our relationship with you. We are honored that you have entrusted us with your financial affairs, and we are committed to safeguarding the privacy of information we maintain about you. Establishing and adhering to an effective privacy policy is an important part of that dedication. Below, you will find details about Excelsior’s commitment to protecting your privacy, including the types of information we collect about you, and how we use and share that information. Our privacy policy applies to all clients with whom we have a relationship and is also extended to each of our former clients.

Your Privacy is Not for Sale

Simply put, we do not and will not sell your personal information to anyone, for any reason, at any time.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	Application and registration information.
We collect information from you when you open an account. We may also collect information from consumer reporting agencies in the account-opening process. The information we collect may include your name, address, phone number, email address, Social Security number and date of birth.

•	Account history.
Once you have opened an account with Excelsior, we collect and maintain personal information about your account activity, including your transactions. This information allows us to administer your account.

•	Third-party information providers.
We may collect information about you from information services and consumer reporting agencies to verify your identity.

•	Website usage.
When you visit our website, our computer may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools enable us to recognize you when you return to our site, maintain your web session while you browse, as well as help us provide you with a better, more personalized experience.

How We Share Information About You

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;
•	when we use another company to provide services for us, such as printing and mailing your account statements;
•	when we believe that disclosure is required or permitted under law. For example, we may be required to disclose personal information to cooperate with regulatory or law enforcement authorities, to resolve consumer disputes, to perform credit/authentication checks, or for risk control.

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information, Maintaining Your Trust

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations. Companies we use to provide support services are not allowed to use information about our clients for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested. We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information. We maintain physical, electronic and procedural safeguards to protect personal information.

Teaming Up Against Identity Theft

Identity theft is a serious concern to all of us. Safeguarding information to help protect you from identity theft is our priority. Excelsior takes steps to protect you from identity theft by:

•	utilizing client identification and authentication procedures before initiating transactions;
•	ensuring our employees are trained to safeguard personal information about you.

You can also help protect your identity and accounts. Here are a few steps to remember:

•	Excelsior will never request your account number, login password, or Social Security number in either a non-secure or unsolicited email communication;
•	shred documents that contain personal information;

57

•	check your credit report regularly for unauthorized activity and protect your personal identification numbers (PINs) and personal data.

Greater Accuracy Means Better Protection

We are committed to keeping accurate, up-to-date records to help ensure the integrity of the information we maintain about you. If you identify an inaccuracy in this information, or you need to make a change to it, please contact us promptly by calling 1-800-446-1012.

A Commitment to Keeping You Informed

We will provide you with advance notice of important changes to our information-sharing practices.

Contact Us with Questions

If you have any questions or concerns, please contact your Relationship Officer or Excelsior at 1-800-446-1012.

©2006 Excelsior Funds. All rights reserved. REG11000EF-01 (07/06) 606EG/064

58

Excelsior Funds, Inc.

Excelsior Funds Trust

Investment Adviser

United States Trust Company, National Association

114 W. 47th Street

New York, New York 10036

or

UST Advisers, Inc.

225 High Ridge Road

Stamford, Connecticut 06905

101 Montgomery Street

San Francisco, California 94104

Distributor

BISYS Fund Services Limited Partnership

100 Summer Street, Suite 1500

Boston, Massachusetts 02110

More information about each Fund is available without charge through the following:

Statements of Additional Information (SAIs)

The SAIs dated July 31, 2006 include detailed information about Excelsior Funds, Inc. and Excelsior Funds Trust. The SAIs are on file with the SEC and are incorporated by reference into this prospectus. This means that the SAIs, for legal purposes, are a part of this prospectus.

Annual and Semi-Annual Reports

These reports contain additional information about the Funds’ investments. The Annual Report also lists each Fund’s holdings and discusses the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

You may obtain an SAI or Annual or Semi-Annual Report free of charge by telephone, by mail, or on the Funds’ website, as follows:

By Telephone:  Call (800) 446-1012 (from overseas, call (617) 483-7297)

By Mail:  Excelsior Funds, P.O. Box 8529, Boston, MA 02266-8529 (or, if by overnight or certified mail, 66 Brooks Drive, Braintree, MA 02184)

By Internet:  http://www.excelsiorfunds.com

From the SEC:  You can also obtain the SAIs or the Annual and Semi-Annual reports, as well as other information about Excelsior Funds, Inc. and Excelsior Funds Trust, from the EDGAR Database on the SEC’s website (“http://www.sec.gov”). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

Excelsior Funds, Inc.’s and Excelsior Funds Trust’s Investment Company Act registration numbers are 811-4088 and 811-8490, respectively.

PRO-EQUITIES-0706

Excelsior Retirement Shares

July 31, 2006

Excelsior Funds, Inc.

Excelsior Funds Trust

EQUITY INCOME FUND

LARGE CAP GROWTH FUND

CORE BOND FUND

MID CAP VALUE AND RESTRUCTURING FUND

SMALL CAP FUND

VALUE AND RESTRUCTURING FUND

Investment Adviser

United States Trust Company, National Association

or

UST Advisers, Inc.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Excelsior Funds, Inc. and Excelsior Funds Trust are mutual funds that offer shares in separate investment portfolios that have individual investment goals, strategies and risks. This prospectus gives you important information about the Retirement Shares class of the Equity Income and Mid Cap Value and Restructuring Funds of Excelsior Funds Trust and the Large Cap Growth, Core Bond, Small Cap and Value and Restructuring Funds of Excelsior Funds, Inc. (each, a “Fund”) that you should know before investing. In addition to the Retirement Shares class, which is offered by this prospectus, the Mid Cap Value and Restructuring, Value and Restructuring and Core Bond Funds offer two other classes of shares: Shares and Institutional Shares, and the Equity Income, Large Cap Growth and Small Cap Funds offer one other class of shares: Shares, each of which are offered in separate prospectuses. The Retirement Shares of the Funds offered hereby are generally available only to certain group retirement plans. For more information, please see the section entitled “Purchasing, Selling and Exchanging Fund Shares.” Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. You will find specific information in this prospectus about each of the Funds plus general information on the Funds. You may find additional information in each Fund’s Statement of Additional Information (each, an SAI), which are incorporated by reference into this prospectus. Please read this prospectus carefully before you invest or send money. For more detailed information about each Fund, please see:

Introduction

Each Fund is a mutual fund. A mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities.

United States Trust Company, National Association, through its separate identifiable division, U.S. Trust New York Asset Management Division, and UST Advisers, Inc. each serve independently as investment adviser to certain of the Funds (each an “Adviser” and together, the “Advisers”). See “Investment Adviser” later in this prospectus for more information about which Adviser serves as investment adviser to each Fund.

Certain Funds in this prospectus invest in “equity securities,” which include common stocks, preferred stocks and warrants, as well as other securities con-vertible into common stocks. Certain Funds invest in “fixed income securities,” which include bonds and other debt securities.

Following is a summary of the principal investment policies, strategies and risks of each of the Funds. Further information about risks associated with investing in the Funds can be found in “More Information About Principal Risks and Strategies” in this prospectus and in the SAIs.

The investment objectives of the Core Bond and Value and Restructuring Funds are fundamental and may not be changed without the approval of their shareholders. The investment objectives of the Equity Income, Large Cap Growth, Mid Cap Value and Restructuring and Small Cap Funds may be changed without shareholder approval. Except as expressly noted otherwise in the prospectus, each Fund’s investment policies and strategies may be changed without shareholder approval. There can be no assurance that any Fund will be able to achieve its investment objective.

Limitations and restrictions on the level of investment in securities that are discussed in this prospectus and that are expressed in terms of percentage limitations are measured at the time of investment, unless specifically indicated otherwise. Changes in market values that cause a percentage limitation to be exceeded will not necessarily require that securities be sold.

A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

3

Equity Income Fund

Investment Objective

The investment objective of the Equity Income Fund is total return on assets through capital appreciation and income. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Principal Investment Strategy

The Fund pursues a strategy of generating total return through a combination of current income and the disciplined realization of capital gains. The Fund aims to generate yield that exceeds the current yield of the S&P 500 Index, although there is no guarantee that the Fund will be able to do so.

The Fund invests in stocks that historically pay above-average dividends or that the Adviser believes are likely to grow their dividend. The Adviser focuses on total return: the sum of current dividend income and future price appreciation, with the aim of generating superior overall performance for investors.

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities. For purposes of this test only, net assets includes borrowings for investment purposes. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. The Fund invests in common stocks, preferreds, and convertibles of U.S. and foreign companies and real estate investment trusts (REITs) that the Adviser believes have value that is not currently reflected in their market prices. The Adviser generally diversifies the Fund’s investments over a variety of industries and types of companies. The Fund may invest in companies of any size.

The Adviser takes a long-term approach to managing the Fund and through research, identifies companies with characteristics that it believes will lead to future dividend and earnings growth or recognition of their true value.

Principal Risks

The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. These factors contribute to price volatility, which is another principal risk of investing in the Fund. The Fund is also subject to the risk that equity securities may discontinue paying dividends.

Because the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole.

The Fund is also subject to risks particular to its investments in convertible securities. The Fund’s investments in the securities of REITs may subject the Fund to the risks associated with the direct ownership of real estate.

When investing in REITs, in addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations, investments in REITs will cause the Fund to bear its pro rata portion of the REITs management fees and other expenses. As such, the Fund’s shareholders would indirectly bear the expenses of the Fund and the REITs, some or all of which would be duplicative.

The Fund also may be subject to risks particular to its investments in foreign, medium and small capitalization companies. In particular, additional risks associated with investing in foreign companies may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk. Medium and small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies and therefore, stocks of these companies may be more volatile than those of larger companies.

The price of the Fund’s shares is expected to have a high level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before you decide to invest in the Fund.

Investor Profile

Investors seeking total return through a diversified portfolio of equity securities, and who are willing to accept the risks of investing in equity securities.

4

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Retirement Shares class from year to year.

Best Quarter 0.85% 9/30/05	Worst Quarter (1.52)% 3/31/05

The Fund’s Retirement Shares class performance for the six month period ending June 30, 2006 was 3.47%.

This table compares the average annual total returns of the Fund’s Retirement Shares class for the periods ended December 31, 2005, to those of the Standard & Poor’s 500 Composite Stock Price Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the Fund’s other return figures because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception
Equity Income Fund
Return Before Taxes	(1.72)%	9.60%	*
Return After Taxes on Distributions	(2.02)%	9.19%	*
Return After Taxes on Distributions and Sale of Fund Shares	(0.71)%	8.17%	*
Standard & Poor’s 500 Composite Stock Price Index (reflects no deduction for fees, expenses, or taxes)**	4.91%	12.56%	*

*	Inception of the Retirement Shares was December 31, 2004. Fund inception date is September 30, 2003. Performance for the period from Fund inception date to Retirement Shares inception date is for the Fund’s Shares class, which has lower expenses than the Fund’s Retirement Shares class. As a result, the performance of Retirement Shares for the period since the Fund’s inception, had they been in existence, would have been lower than those shown above because of its higher expenses.
**	The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

5

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Retirement Shares class.

Shareholder Fees

(paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)*	2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.75%
Other Expenses	0.59%
Distribution (12b-1) Fees	0.50%
Total Annual Fund Operating Expenses	1.84%
Less Fee Waivers	(0.24)%	**
Net Annual Fund Operating Expenses	1.60%	**

*	This redemption fee is charged if you redeem or exchange your shares within 30 days of the date of purchase. See “How to Sell Your Fund Shares” for more information. The redemption fee will apply to shares purchased on or after October 16, 2006.
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 1.60%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Retirement Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Retirement Shares class would be:

1 Year	3 Years	5 Years	10 Years
$163	$555	$973	$2,139

6

Large Cap Growth Fund

Investment Objective

The Large Cap Growth Fund seeks superior, long-term capital appreciation. The Fund invests in larger companies whose growth prospects, in the opinion of the Adviser, appear to exceed that of the overall market. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks of large U.S. and foreign companies that have market capitalizations that are consistent with the market capitalizations of companies included in the Russell 1000 Growth Index (the “Index”), as such Index is reconstituted annually. For purposes of this test only, net assets includes borrowings for investment purposes. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. As of June 30, 2006, the market capitalization of companies in the Index ranged from $2 billion to $371 billion. The market capitalizations of the companies in the Fund’s portfolio may vary in response to changes in the markets. The Fund will not automatically sell stock of a company it already owns just because its market capitalization falls below the market capitalization of companies that are included in the Index at that time. While the Fund will not concentrate more than 25% of its assets in any single industry, the Fund may invest more than 25% of its net assets in companies in both the technology and health care sectors.

The Adviser takes a long-term approach to managing the Fund and invests in companies with characteristics that it believes will lead to future earnings growth or recognition of their true value. In selecting particular investments, the Adviser applies a bottom-up investment approach designed to identify the best companies in the most rapidly growing industries. Frequently, these are well established companies that are positioned to provide solutions to or benefit from complex social and economic trends. However, the Fund also may invest in smaller, high growth companies when the Adviser expects their earnings to grow at an above-average rate.

Principal Risks

The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. These factors contribute to price volatility, which is another principal risk of investing in the Fund.

Because the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole.

The Fund also may be subject to risks particular to its investments in foreign companies. Risks associated with investing in foreign securities may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk.

The Fund is also subject to the risk that the securities of issuers in the technology and health care sectors that the Fund purchases will underperform other market sectors or the market as a whole. To the extent that the Fund’s investments are concentrated in issuers conducting business in the same sector, the Fund is subject to risk associated with legislative or regulatory changes, adverse market conditions and/or increased competition affecting that sector.

The price of the Fund’s shares is expected to have a high level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before you decide to invest in the Fund.

Investor Profile

Investors seeking total return through a diversified portfolio of equity securities, and who are willing to accept the risks of investing in equity securities of larger companies.

7

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Retirement Shares class from year to year.

Best Quarter	Worst Quarter
6.56%	(5.54)%
9/30/05	3/31/05

The Fund’s Retirement Shares class performance for the six month period ending June 30, 2006, was (2.54)%.

This table compares the average annual total returns of the Fund’s Retirement Shares class for the periods ended December 31, 2005, to those of the Russell 1000 Growth Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the Fund’s other return figures because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years		Since Inception
Large Cap Growth Fund
Return Before Taxes	11.43%	(7.59)%	*	3.72%	*
Return After Taxes on Distributions	11.43%	(7.59)%	*	3.72%	*
Return After Taxes on Distributions and Sale of Fund Shares	7.43%	(6.29)%	*	3.22%	*
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)***	5.26%	(3.58)%		2.36%	**
*	Inception of the Retirement Shares was December 31, 2004. Fund inception date is October 1, 1997. Performance for the period from the Fund inception date to Retirement Shares inception date is for the Fund’s Shares class, which has lower expenses than the Fund’s Retirement Shares class. As a result, the performance of Retirement Shares for the period since the Fund’s inception, had they been in existence, would have been lower than those shown above because of its higher expenses.
**	Since September 30, 1997
***	The Russell 1000 Growth Index is an unmanaged index composed of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is an unmanaged index composed of the 1000 largest U.S. companies by market capitalization.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

8

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Retirement Shares class.

Shareholder Fees

(paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)*	2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.75%
Other Expenses	0.74%
Distribution (12b-1) Fees	0.50%
Total Annual Fund Operating Expenses	1.99%
Less Fee Waivers	(0.29)%	**
Net Annual Fund Operating Expenses	1.70%	**

*	This redemption fee is charged if you redeem or exchange your shares within 30 days of the date of purchase. See “How to Sell Your Fund Shares” for more information. The redemption fee will apply to shares purchased on or after October 16, 2006.
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 1.70%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Retirement Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Retirement Shares class would be:

1 Year	3 Years	5 Years	10 Years
$173	$596	$1,046	$2,293

9

Core Bond Fund

Investment Objective

The Core Bond Fund seeks high current income consistent with what is believed to be prudent risk of capital.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in bonds and other fixed income securities. For purposes of this test only, net assets includes borrowings for investment purposes. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. The Fund invests primarily (at least 65% of its assets) in fixed income securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, and U.S. corporate issuers, including mortgage-backed securities, rated at the time of investment in one of the three highest rating categories by a major rating agency. The Fund also may invest up to 20% of its assets in preferred stock, up to 25% of its assets in dollar-denominated fixed income securities of foreign issuers or foreign governments or U.S. companies located outside the United States and/or may place up to 25% of its assets in fixed income securities that are rated below investment grade. These securities are sometimes called “high yield” or “junk bonds.” The Fund may use financial and stock index futures and options to protect against adverse changes to the value of portfolio securities due to anticipated changes in interest rates or market conditions.

There is no limit on the Fund’s dollar-weighted average portfolio maturity or on the maximum maturity of a particular security. The Adviser manages the Fund’s average portfolio maturity in light of current market and economic conditions to provide a competitive current yield and reasonable principal volatility. In selecting particular investments, the Adviser looks for securities that offer relative value, based on its assessment of real interest rates and the yield curve, and the difference in yield and valuation among sectors of the fixed-income market place.

Principal Risks

The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise, and the volatility of lower rated securities is even greater than that of higher rated securities.

The Fund’s U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

The Fund also may be subject to risks particular to its investments in foreign fixed income securities. Risks associated with investing in foreign securities may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk.

The successful use of futures, options and other derivative instruments is based on the Adviser’s ability to correctly anticipate market movements. When the direction of the prices of the Fund’s securities does not correlate with the changes in the value of these transactions, or when the trading market for derivatives becomes illiquid, the Fund could lose money.

Junk bonds are considered speculative, involve greater risks of default or down-grade and are more volatile than investment grade securities.

The Fund is also subject to the risk that long-term fixed income securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

In pursuit of its principal investment strategy, the Fund, on occasion, may experience a portfolio turnover rate in excess of 100%. A higher rate of portfolio turnover will result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in more frequently realized net gains to the Fund, the Fund’s distributions of taxable income may increase.

The price of the Fund’s shares is expected to have a medium level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before you decide to invest in the Fund.

Investor Profile

Investors seeking current income through a diversified portfolio of fixed income securities, and who are willing to accept the risks of investing in fixed income securities of varying maturities.

10

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Retirement Shares class from year to year.

Best Quarter 2.74% 6/30/05	Worst Quarter (0.92)% 9/30/05

The Fund’s Retirement Shares class performance for the six month period ending June 30, 2006, was (1.10)%.

This table compares the average annual total returns of the Fund’s Retirement Shares class for the periods ended December 31, 2005, to those of the Lehman Brothers Aggregate Bond Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the Fund’s other return figures because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years		10 Years
Core Bond Fund
Return Before Taxes	2.28%	5.59%	*	5.61%	*
Return After Taxes on Distributions	0.55%	3.62%	*	3.36%	*
Return After Taxes on Distributions and Sale of Fund Shares	1.63%	3.64%	*	3.40%	*
Lehman Brothers Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)**	2.43%	5.87%		6.16%

*	Inception of the Retirement Shares was December 31, 2004. Performance for the period from January 1, 1996 to Retirement Shares inception date is for the Fund’s Shares class, which has lower expenses than the Fund’s Retirement Shares class. As a result, the performance of Retirement Shares for the period from January 1, 1996 to the Retirement Shares inception date, had they been in existence, would have been lower than those shown above because of its higher expenses.
**	The Lehman Brothers Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

11

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Retirement Shares class.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.75%	†
Other Expenses	0.53%
Distribution (12b-1) Fees	0.50%
Total Annual Fund Operating Expenses	1.78%
Less Fee Waivers	(0.38)%	*
Net Annual Fund Operating Expenses	1.40%	*

†	On June 16, 2006, the Board of Directors approved a Plan of Reorganization, whereby the Total Return Bond Fund and the Income Fund of Excelsior Funds Trust will be reorganized into the Institutional Shares class of the Core Bond Fund. If the reorganization occurs, the Board has approved the Adviser’s proposed reduction of the management fee from 0.75% to 0.65% of the Fund’s average daily net assets.
*	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 1.40%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Retirement Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Retirement Shares class would be:

1 Year	3 Years	5 Years	10 Years
$143	$523	$929	$2,063

12

Mid Cap Value and Restructuring Fund

Investment Objective

The Mid Cap Value and Restructuring Fund seeks long-term capital appreciation. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks of mid-sized companies that have market capitalizations that are consistent with the market capitalizations of the companies included in the Russell Mid Cap Value Index (the “Index”), as such Index is reconstituted annually. For purposes of this test only, net assets includes borrowings for investment purposes. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. As of June 30, 2006, the market capitalization of the companies in the Index ranged from $2 billion to $16 billion. The Fund will not automatically sell stock of a company it already owns just because the company’s market capitalization falls below or rises above the market capitalization of companies that qualify for inclusion in the Index. The Fund invests primarily in common stocks of U.S. and foreign companies whose share price, in the opinion of the Adviser, does not reflect the economic value of the company’s assets, but where the Adviser believes restructuring efforts or industry consolidation will serve to highlight the true value of the company.

In choosing investments for the Fund, the Adviser looks for companies where restructuring activities, such as consolidations, outsourcing, spin-offs or reorganizations will offer significant value to the issuer and increase its investment potential. The Adviser may invest a portion of the Fund’s assets in companies of any size. The Fund invests in a diversified group of companies across a number of different industries.

Principal Risks

The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. The Fund is also subject to the risk that an anticipated restructuring or business combination event may fail to occur or occurs and fails to produce reasonably anticipated benefits. These factors contribute to price volatility, which is another principal risk of investing in the Fund.

Because the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole.

The Fund invests in companies undergoing restructuring activities and is subject to the risk that such companies have filed or in the future will be forced to file for protection from creditors under the U.S. Bankruptcy Code. If a company files for bankruptcy, the Fund may lose the value of its investment in such company.

The medium and small capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium and small capitalization companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group.

The Fund also may be subject to risks particular to its investments in foreign companies. Risks associated with investing in foreign companies may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk.

The price of the Fund’s shares is expected to have a high level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before you decide to invest in the Fund.

Investor Profile

Investors seeking growth of capital through a diversified portfolio of equity securities, and who are willing to accept the risks of investing in equity securities.

13

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Retirement Shares class from year to year.

Best Quarter	Worst Quarter
3.19%	(3.01)%
9/30/05	3/31/05

The Fund’s Retirement Shares class performance for the six month period ending June 30, 2006, was 5.16%.

This table compares the average annual total returns of the Fund’s Retirement Shares class for the periods ended December 31, 2005, to those of the Russell Mid Cap Index and the Russell Mid Cap Value Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years		Since Inception
Mid Cap Value and Restructuring Fund
Return Before Taxes	4.22%	9.67%	*	15.35%	*
Return After Taxes on Distributions	4.22%	9.46%	*	13.32%	*
Return After Taxes on Distributions and Sale of Fund Shares	2.74%	8.34%	*	12.62%	*
Russell Mid Cap Index (reflects no deduction for fees, expenses, or taxes)***	12.65%	8.45%		11.88%	**
Russell Mid Cap Value Index (reflects no deduction for fees, expenses, or taxes)****	12.65%	12.21%		13.43%	**

*	Inception of the Retirement Shares was December 31, 2004. Fund inception date is June 1, 1996. Performance for the period from the Fund inception date to Retirement Shares inception date is for the Fund’s Shares class, which has lower expenses than the Fund’s Retirement Shares class. As a result, the performance of Retirement Shares for the period since the Fund’s inception, had they been in existence, would have been lower than those shown above because of its higher expenses.
**	Since May 31, 1996.
***	The Russell Mid Cap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index.
****	The Russell Mid Cap Value Index is an unmanaged index that measures the performance of Russell Mid Cap companies with lower price-to-book ratios and lower forecasted growth values.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

14

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Retirement Shares class.

Shareholder Fees

(paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)*	2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.65%
Other Expenses	0.31%
Distribution (12b-1) Fees	0.50%
Total Annual Fund Operating Expenses	1.46%	**

*	This redemption fee is charged if you redeem or exchange your shares within 30 days of the date of purchase. See “How to Sell Your Fund Shares” for more information. The redemption fee will apply to shares purchased on or after October 16, 2006.
**	The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 1.64%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Retirement Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Retirement Shares class would be:

1 Year	3 Years	5 Years	10 Years
$149	$462	$797	$1,746

15

Small Cap Fund

Investment Objective

The Small Cap Fund seeks long-term capital appreciation. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in companies with market capitalizations of between $100 million and $2.5 billion. For purposes of this test only, net assets includes borrowings for investment purposes. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. The Fund invests in common stocks and convertibles of companies that tend to be in the early stages of development and the Adviser believes they have the potential to achieve substantial long-term earnings growth. The Fund will not automatically sell stock of a company it already owns just because its market capitalization rises above $2.5 billion.

In selecting investments for the Fund, the Adviser applies a bottom-up investment approach designed to identify innovative companies whose potential is not yet reflected in their market values.

Principal Risks

The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. These factors contribute to price volatility, which is another principal risk of investing in the Fund.

Because the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole.

The small capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small capitalization companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. In addition, stocks of small capitalization companies are less liquid and more thinly traded. Therefore, stocks of these companies may be more volatile than those of larger companies.

The price of the Fund’s shares is expected to have a high level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before you decide to invest in the Fund.

Investor Profile

Investors seeking capital appreciation through a diversified portfolio of equity securities, and who are willing to tolerate the risks of investing in smaller companies.

16

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Retirement Shares class from year to year.

Best Quarter 7.02% 9/30/05	Worst Quarter (5.23)% 3/31/05

The Fund’s Retirement Shares class performance for the six month period ending June 30, 2006, was 9.62%.

This table compares the average annual total returns of the Fund’s Retirement Shares class for the periods ended December 31, 2005, to those of the Russell 2000 Index. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the Fund’s other return figures because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years		10 Years
Small Cap Fund
Return Before Taxes	2.21%	8.91%	*	6.77%	*
Return After Taxes on Distributions	1.45%	8.72%	*	6.31%	*
Return After Taxes on Sales of Fund Shares	2.50%	7.73%	*	5.74%	*
Russell 2000 Index (reflects no deduction for fees, expenses, or taxes)**	4.55%	8.22%		9.26%

*	Inception of the Retirement Shares was December 31, 2004. Performance for the period from January 1, 1996 to Retirement Shares inception date is for the Fund’s Shares class, which has lower expenses than the Fund’s Retirement Shares class. As a result, the performance of Retirement Shares for the period from January 1, 1996 to the Retirement Shares inception date, had they been in existence, would have been lower than those shown above because of its higher expenses.
**	The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is an unmanaged index composed of 3,000 of the largest U.S. companies by market capitalization.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

17

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Retirement Shares class.

Shareholder Fees

(paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)*	2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.75%
Other Expenses	0.46%
Distribution (12b-1) Fees	0.50%
Total Annual Fund Operating Expenses	1.71%	**

*	This redemption fee is charged if you redeem or exchange your shares within 30 days of the date of purchase. See “How to Sell Your Fund Shares” for more information. The redemption fee will apply to shares purchased on or after October 16, 2006.
**	The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 1.75%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Retirement Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Retirement Shares class would be:

1 Year	3 Years	5 Years	10 Years
$174	$539	$928	$2,019

18

Value and Restructuring Fund

Investment Objective

The Value and Restructuring Fund seeks long-term capital appreciation. The Fund seeks to achieve this objective by investing in companies that will benefit from their restructuring or redeployment of assets and operations in order to become more competitive or profitable.

Principal Investment Strategy

The Fund invests primarily (at least 65% of its assets) in common stocks of U.S. and foreign companies whose share price, in the opinion of the Adviser, does not reflect the economic value of the company’s assets, but where the Adviser believes restructuring efforts or industry consolidation will serve to highlight the true value of the company.

In choosing investments for the Fund, the Adviser looks for companies where restructuring activities, such as consolidations, outsourcing, spin-offs or reorganizations, will offer significant value to the issuer and increase its investment potential. The Adviser may select companies of any size for the Fund and the Fund invests in a diversified group of companies across a number of different industries.

Principal Risks

The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. The Fund is also subject to the risk that an anticipated restructuring or business combination event may fail to occur or occurs and fails to produce reasonably anticipated benefits. These factors contribute to price volatility, which is another principal risk of investing in the Fund.

Because the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole.

The Fund invests in companies undergoing restructuring activities and is subject to the risk that such companies have filed or in the future will be forced to file for protection from creditors under the U.S. Bankruptcy Code. If a company files for bankruptcy, the Fund may lose the value of its investment in such company.

The Fund also may be subject to risks particular to its investments in foreign, small and medium capitalization companies. In particular, additional risks associated with investing in foreign companies may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk. Medium and small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies and therefore, stocks of these companies may be more volatile than those of larger companies.

The price of the Fund’s shares is expected to have a high level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before you decide to invest in the Fund.

Investor Profile

Investors seeking long-term capital appreciation through a diversified portfolio of equity securities, and who are willing to bear the risks of investing in equity securities.

19

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Retirement Shares class from year to year.

Best Quarter 6.76% 9/30/05	Worst Quarter (2.58)% 3/31/05

The Fund’s Retirement Shares class performance for the six month period ending June 30, 2006, was 5.16%.

This table compares the average annual total returns of the Fund’s Retirement Shares class for the periods ended December 31, 2005, to those of the Standard & Poor’s 500 Composite Stock Price Index and the Russell 1000 Value Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years		10 Years
Value and Restructuring Fund
Return Before Taxes	9.47%	7.07%	*	14.71%	*
Return After Taxes in Distributions	9.33%	6.93%	*	14.25%	*
Return After Taxes in Distributions and Sale of Fund Shares	6.33%	6.06%	*	13.00%	*
Standard & Poor’s 500 Composite Stock Price Index (reflects no deduction for fees, expenses, or taxes)**	4.91%	0.54%		9.07%
Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)***	7.05%	5.28%		10.94%

*	Inception of the Retirement Shares was December 31, 2004. Performance for the period from January 1, 1996 to Retirement Shares inception date is for the Fund’s Shares class, which has lower expenses than the Fund’s Retirement Shares class. As a result, the performance of Retirement Shares for the period from January 1, 1996 to the Retirement Shares inception date, had they been in existence, would have been lower than those shown above because of its higher expenses.
**	The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
***	The Russell 1000 Value Index is an unmanaged index composed of the companies with lower price-to-book ratios and lower forecasted growth values in the Russell 1000 Index. The Russell 1000 Index is an unmanaged index that is composed of the 1,000 of the largest U.S. companies by market capitalization.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

20

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Retirement Shares class.

Shareholder Fees

(paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)*	2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.60%
Other Expenses	0.46%
Distribution (12b-1) Fees	0.50%
Total Annual Fund Operating Expenses	1.56%	**

*	This redemption fee is charged if you redeem or exchange your shares within 30 days of the date of purchase. See “How to Sell Your Fund Shares” for more information. The redemption fee will apply to shares purchased on or after October 16, 2006.
**	The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 1.64%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser”.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Retirement Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Retirement Shares class would be:

1 Year	3 Years	5 Years	10 Years
$159	$493	$850	$1,856

21

More Information About Principal Risks and Strategies

Each Fund has its own investment goal, strategies and risks. The Advisers invest Fund assets in a way that they believe will help a Fund achieve its goal. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Equity Risk

Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in these securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision.

All investments in equity securities are subject to risk. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Owning an equity security can also subject a Fund to the risk that the issuer may discontinue paying dividends.

Investments in common stocks are also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.

The Funds will also be subject to risks particular to their investments in convertible securities. These securities may include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible debt securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible debt securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stock on an issuer’s capital structure and are consequently of higher quality and generally entail less risk than the issuer’s common stock.

Management Risk

The Advisers continuously evaluate each Fund’s holdings, purchases and sales with a view to achieving a Fund’s investment objective. However, the achievement of the stated investment objective cannot be guaranteed. The Advisers’ judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Advisers do, you could lose money on your investment in a Fund, just as you could with other investments. If the Advisers are incorrect in their assessment of the income, growth or price realization potential of a Fund’s holdings or incorrect in its assessment of general market or economic conditions, then the value of the Fund’s shares may decline.

Foreign Security Risks

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments may not be subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for foreign custodial arrangements may be higher than expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of

22

these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Currency Risk

As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. Investments in foreign securities denominated in foreign currencies involve additional risks, including: (i) the Fund may incur substantial costs in connection with conversions between various currencies; (ii) only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets; and (iii) securities transactions undertaken in some foreign markets may not be settled promptly so that the Fund’s investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Liquidity Risk

The Fund may not be able to pay redemption proceeds within the time period stated in this prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed income securities or emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events or adverse investor perceptions whether or not accurate.

Expropriation Risk

Foreign governments may expropriate the Funds’ investments either directly by restricting the Funds’ ability to sell a security or imposing exchange controls that restrict the sale of a currency, or indirectly by taxing the Funds’ investments at such high levels as to constitute confiscation of the security. There may be limitations on the ability of the Funds to pursue and collect a legal judgment against a foreign government.

Emerging Market Risk

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging markets countries may be more precarious than in other countries. The nature of investing in emerging market companies involves a greater level of risk than would be associated when investing in more established companies. These companies may have limited product lines, markets or financial resources and may lack management depth since they have not been tested by time or the marketplace. The securities of emerging market companies often have limited marketability and may be subject to more volatile market movements than securities of larger, more established growth companies or the market averages in general. As a result, there will tend to be an increased risk of price volatility associated with a Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Frequent Trading

The Funds discourage and do not knowingly accommodate short-term or excessive trading (including by means of exchanges) (“frequent trading”) of their shares by shareholders and maintain procedures reasonably designed to detect and deter such frequent trading, which is sometimes referred to as market timing. Frequent trading may interfere with the efficient management of a Fund’s portfolio, as it may result in a Fund maintaining higher cash balances than it otherwise would or cause a Fund to sell portfolio securities at a time when it otherwise would not. Frequent trading may also result in increased portfolio transaction (or brokerage) costs, administrative and other operating costs and may cause a Fund to realize taxable capital gains or harvest capital losses at a time that it otherwise would not. For these reasons, frequent trading poses the risk of lower returns for long-term shareholders of a Fund.

In addition, to the extent a Fund invests in foreign securities traded primarily on markets that close prior to the time the Fund determines its net asset value per share (NAV), frequent trading by some shareholders may, in certain circumstances, dilute the value of Fund shares held by other shareholders. This may occur when an event that affects the value of the foreign security takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV. Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, frequent traders who attempt this type of price arbitrage may dilute the value of a Fund’s shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign securities, if those prices have not been adjusted to reflect a change in the fair value of the foreign securities. In an

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effort to prevent price arbitrage, each Fund has procedures designed to adjust closing market prices of foreign securities before it calculates its NAV when it believes such an event has occurred. Prices are adjusted to reflect what the Fund believes are the fair values of these foreign securities at the time the Fund determines its NAV (called fair value pricing). Fair value pricing, however, involves judgments that are inherently subjective and inexact, since it is not possible to always be sure when an event will affect a market price and to what extent. As a result, there can be no assurance that fair value pricing will always eliminate the risk of price arbitrage.

In addition, to the extent a Fund invests in securities of issuers located in emerging markets, such securities may be less liquid or more thinly-traded than securities of issuers in more developed markets. Developments affecting issuers of thinly-traded or less liquid securities will not be reflected in their market price until the security again trades in the marketplace. Frequent traders may seek to exploit this delay by engaging in price arbitrage, in this case by buying or selling shares of a Fund prior to the time of the adjustment of the market price of securities in its portfolio. This may result in the dilution in the value of a Fund’s shares. The risk of price arbitrage also exists with thinly-traded securities of issuers located in the United States, such as high yield bonds and some small cap equity securities. A Fund will employ fair value pricing to these types of securities if it determines that the last quoted market price no longer represents the fair value of the security.

Each Fund has policies and procedures in place to identify and reject purchase orders and new accounts from persons whom the Fund has found to engage in frequent trading in contravention of the Fund’s policies. Generally, the Funds’ policies provide that any shareholder identified as having engaged in a pattern of purchase, sale and purchase or sale, purchase and sale, within a 45 day period in a Fund will be deemed to be frequent trading in the Fund and the Adviser will implement procedures to prevent future frequent trading by such shareholder. Under the Funds’ policies, exchanges from one Fund to another are deemed to be a sale with respect to the originating Fund and a purchase into the recipient Fund. The Funds currently do not treat the following types of purchases, redemptions and exchanges as prohibited frequent trading (collectively, “Transactions”): (i) Transactions solely in money market funds; (ii) Transactions resulting from bona fide investment decisions of a professional investment adviser or other institution with respect to eligible asset allocation programs; (iii) Transactions involving shares acquired through the reinvestment of dividends and capital gains; (iv) Transactions by an investor who has established an eligible automated purchase, exchange, rebalancing or redemption plan with the Funds; (v) Transactions resulting from the death or disability of a shareholder; (vi) Transactions involving shares transferred from another account in the same Fund or shares converted from another class of shares of the same Fund; and (vii) Transactions initiated by a Fund (e.g., for failure to meet applicable account minimums). Each Fund reserves the right to amend these categories and to determine whether a particular transaction qualifies for any such category, at its discretion.

To the extent disclosed in this prospectus, certain Funds impose redemption fees on redemptions (including exchanges) within 30 days of purchase. These Funds exempt from redemption fees (i) Transactions and (ii) shares maintained through employee pension benefit plans subject to the Employee Retirement Income Security Act that offer the Excelsior Funds as an investment vehicle. The market timing policies as described above continue to apply to such employee benefit plans. Each Fund retains the right, without prior notice to shareholders, to reject any purchase or exchange order, to amend exemptions to the redemption fee policy (with respect to those Funds that have a redemption fee), and to change or cancel the exchange privilege, in each case at each Fund’s discretion. The Funds’ right to reject an exchange order will not prevent a shareholder from redeeming his/her shares.

Shareholders seeking to engage in frequent trading may deploy a variety of strategies to avoid detection and despite the efforts of the Funds, there is no guarantee that the Funds’ procedures will in fact be able to identify all frequent trading or that such activity can be completely eliminated. The ability of the Funds and their agents to detect and curtail frequent trading practices is limited by operational systems and technological limitations. For example, a significant portion of the assets in the Funds are invested by financial intermediaries on behalf of their clients, often in omnibus accounts where individual shareholder investments are aggregated by the intermediary and a single account is opened with a Fund. Omnibus accounts are common among financial intermediaries and may be established for a variety of legitimate purposes, including promoting efficiency of account administration and the privacy of customer financial information. When a financial intermediary maintains an omnibus account with a Fund, the identity of the particular shareholders that make up the omnibus account is often not known to the Fund.

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The Funds do not always know and cannot always reasonably detect frequent trading which may occur or be facilitated by financial intermediaries, particularly with regard to trading by shareholders in omnibus accounts. There may exist multiple tiers of omnibus accounts within a financial intermediary, which may further compound the difficulty to a Fund and its agents of detecting frequent trading in omnibus accounts. In addition, some financial intermediaries, particularly with respect to group retirement plans, do not have the ability to apply the Funds’ frequent trading policies and procedures to the underlying shareholders investing in the Funds, either because they do not have the systems capability to monitor such trades or they do not have access to relevant information concerning the underlying accounts. In these cases, the Funds will not be able to determine whether frequent trading by the underlying shareholders is occurring. Accordingly, the ability of the Funds to monitor and detect frequent trading through omnibus accounts is extremely limited, and there is no guarantee that the Funds will be able to identify shareholders who may be engaging in frequent trading through omnibus accounts or to curtail such trading. In seeking to identify and prevent frequent trading in omnibus accounts, the Funds will consider the information that is actually available at the time and attempt to identify suspicious trading patterns on the omnibus account level. If frequent trading in violation of a Fund’s policies is detected in omnibus accounts, the Fund, pursuant to contractual arrangements it maintains with the financial intermediary, will take steps with the assistance of those intermediaries to try to prevent the reoccurrence of such trading. Those steps may range from providing warning letters to shareholders or blocking such accounts from making future purchases or exchanges (but not redemptions) from the Funds.

Small Cap Risk

Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. In addition, stocks of small capitalization companies are less liquid and more thinly traded. Therefore, small capitalization stocks may be more volatile than those of larger companies.

Mid Cap Risk

Medium capitalization companies may be more vulnerable to adverse business or economic events than larger companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend on a relatively small management group. Therefore, medium capitalization stocks may be more volatile than those of larger companies.

Technology Sector Risk

Certain Funds may invest in securities of issuers engaged in the technology sector of the economy. These securities may underperform stocks of other issuers or the market as a whole. To the extent that the Funds invest in issuers conducting business in the technology market sector, the Funds are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the market sector. Competitive pressures may significantly impact the financial condition of technology companies. For example, an increasing number of companies and new product offerings can lead to price cuts and slower selling cycles, and many of these companies may be dependent on the success of a principal product, may rely on sole source providers and third-party manufacturers, and may experience difficulties in managing growth. In addition, securities of technology companies may experience dramatic price movements that have little or no basis in fundamental economic conditions. As a result, a Fund’s investment in technology companies may subject it to more volatile price movements.

Health Care Sector Risk

Certain Funds may invest in securities of issuers engaged in the health care sector of the economy. These securities may underperform stocks of other issuers or the market as a whole. To the extent that the Funds invest in issuers conducting business in the health care sector, the Funds’ investment may be subject to intense competition, both domestically and internationally. Health care companies may have limited product lines, markets, financial resources or personnel and their products may face obsolescence due to rapid technological developments and frequent new product introduction. Health care companies may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the health care sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. The health care sector is also subject to government regulation and government approval of products and services which could have a significant adverse effect on price and availability.

Fixed Income Risk

The market value of fixed income investments changes in response to interest rate changes and other factors.

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During periods of falling interest rates, the values of outstanding fixed income securities generally rise. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. As the average maturity or duration of a security lengthens, the risk that the price of such security will become more volatile increases. Duration approximates the price sensitivity of a security to changes in interest rates. In contrast to maturity which measures only time until final payment, duration combines consideration of yield, interest payments, final maturity and call features. Like duration, “portfolio average life” is a measure of the weighted average of the average lives of all securities in a Fund’s portfolio. Each security’s “average life” is a measure of the average time to the receipt of all future cash flows and takes into account the possibility of early payments.

Call Risk

During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or “called”) by the issuer prior to maturity. This may cause the Fund’s average weighted maturity to fluctuate, and may require the Fund to invest the resulting proceeds at lower interest rates.

Credit Risk

The possibility that an issuer will be unable to make timely payments of either principal or interest. The Adviser performs credit analyses on all issuers of securities in which the Fund invests. Such analyses are based on information that is publicly available about issuers, and this information and/or the Adviser’s analyses may be incomplete or incorrect.

Extension Risk

An issuer may exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and the Fund will also suffer from the inability to invest in higher yielding securities.

Event Risk

Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the Fund’s multiple holdings.

High-Yield, Lower Rated Securities Risk

High-Yield, Lower Rated Securities are subject to additional risks associated with investing in high-yield securities, including:

•	Greater risk of default or price declines due to changes in the issuer’s creditworthiness.
•	A thinner and less active market which may increase price volatility and limit the ability of the Fund to sell these securities at their carrying values.
•	Prices for high-yield, lower rated securities may be affected by investor perception of issuer credit quality and the outlook for economic growth, such that prices may move independently of interest rates and the overall bond market. Issuers of junk bonds may be more susceptible than other issuers to economic downturns.

Mortgage-Backed Securities Risk

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

U.S. Government Securities

Investments in U.S. Government securities may or may not be supported by the full faith and credit of the U.S. Government. Although many U.S. Government securities purchased by the Fund, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks (“FHLB”) may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and therefore, are not backed by the full faith and credit of the U.S. Government. Accordingly, no assurance can be given that the U.S. Government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

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The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury and thus, it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such case, the Fund must look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment and may not be able to assert a claim against the U.S. Government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment.

The U.S. Government securities that the Fund may purchase include:

•	U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government.
•	Securities issued by agencies, instrumentalities or sponsored enterprises of the U.S. Government that are backed by the full faith and credit of the U.S. Government. Among the agencies, instrumentalities and sponsored enterprises issuing these obligations are the Government National Mortgage Association (“Ginnie Mae”) and the Federal Housing Administration (“FHA”).
•	Securities issued by agencies, instrumentalities or sponsored enterprises that are not backed by the full faith and credit of the U.S. Government, but whose issuing agency, instrumentality or sponsored enterprise has the right to borrow from the U.S. Treasury to meet its obligations. Among these agencies, instrumentalities and sponsored enterprises issuing these obligations are Fannie Mae, Freddie Mac and the FHLB.
•	Securities issued by agencies, instrumentalities or sponsored enterprises that are backed solely by the credit of the issuing agency, instrumentality or sponsored enterprise. Among these agencies, instrumentalities and sponsored enterprises issuing these obligations is the Federal Farm Credit System.

Temporary Investments

The investments and strategies described in this prospectus are those that are used under normal conditions. During adverse economic, market or other conditions, each Fund may take temporary defensive positions such as investing up to 100% of its assets in investments that would not ordinarily be consistent with a Fund’s objective. A Fund may not achieve its goal when so invested. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

More Information About Fund Investments

In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These other investments and strategies, which are not principal investments or strategies of the Funds, are described in detail in the Funds’ SAIs.

Disclosure of Portfolio Holdings

A schedule of the Funds’ portfolio holdings, as of the end of the prior month, will be available on the Funds’ website, http://www.excelsiorfunds.com. The Funds’ portfolio holdings schedule will be updated monthly, typically by the 15th calendar day after the end of each month. These schedules are also available by calling toll free at (800) 446-1012. The Funds may terminate or modify this policy at any time. Shareholders will be advised of any material change to this policy prior to its implementation. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in their SAIs.

Investment Adviser

Prior to December 16, 2005, the Funds were advised jointly by United States Trust Company of New York and U.S. Trust Company, N.A., through their respective separate identifiable divisions. Effective December 16, 2005, U.S. Trust Company, N.A.’s separately identifiable division was reorganized into a separate corporate entity named UST Advisers, Inc., a Delaware corporation that was a wholly-owned subsidiary of U.S. Trust Company, N.A. and the Funds were advised by either UST Advisers, Inc. or U.S. Trust New York Asset Management Division (“NYAMD”), the separately identifiable division of United States Trust Company of New York.

Effective March 31, 2006, United States Trust Company of New York converted to a national charter and changed its name to United States Trust Company, National Association (“USTC-NA”) and merged with U.S. Trust Company, N.A., with USTC-NA as the surviving entity. As of March 31, 2006, the Funds are advised by NYAMD, a separate identifiable division of USTC-NA, or UST Advisers, Inc. (together with NYAMD, the “Advisers”), a wholly-owned subsidiary of USTC-NA. USTC-NA is a wholly-owned subsidiary of US Trust Corporation, a registered bank holding company. UST Advisers, Inc. serves as investment adviser to the Small Cap and Value and Restructuring Funds and NYAMD serves as investment adviser to the Equity Income, Large Cap Growth, Core Bond and Mid Cap Value and Restructuring Funds.

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U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation (“Schwab”). Charles R. Schwab is the founder, Chairman and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its principal subsidiary Charles Schwab & Co., Inc., Schwab is one of the nation’s largest financial services firms and the nation’s largest electronic brokerage firm, in each case measured by customer assets.

USTC-NA (together with the other wholly-owned subsidiaries of U.S. Trust Corporation, “U.S. Trust”) is one of the oldest investment management companies in the country. Since 1853, U.S. Trust has been a leader in wealth management for sophisticated investors providing trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. On June 30, 2006, U.S. Trust had approximately $109 billion in aggregate assets under management. USTC-NA has its principal offices at 114 W. 47th Street, New York, NY 10036. UST Advisers, Inc. is headquartered in Stamford, Connecticut.

Each Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund’s investment program.

U.S. Trust advises and manages assets for its private clients and funds, some of which have investment objectives and policies similar to the Funds. U.S. Trust will not have any obligation to make available or use any information regarding these proprietary investment activities for the benefit of the Funds. The research department of U.S. Trust prepares research reports that are utilized by these Funds, wealth managers of U.S. Trust and Schwab and its affiliates. It is U.S. Trust’s intention to distribute this information as simultaneously as possible to all recipients. However, where the investment adviser of a Fund prepares such research, that Fund may and often does receive and act upon that information before it is disseminated to other parties, which in turn may have a negative effect on the price of the securities subject to research.

The Board of Directors of Excelsior Funds, Inc. and the Board of Trustees of Excelsior Funds Trust supervise the Advisers and establishes policies that the Advisers must follow in their management activities.

For the fiscal year ended March 31, 2006, the Advisers received advisory fees after waivers, as a percentage of average daily net assets, of:

Equity Income Fund	0.59%
Large Cap Growth Fund	0.63%
Core Bond Fund	0.35%
Mid Cap Value and Restructuring Fund	0.65%
Small Cap Fund	0.62%
Value and Restructuring Fund	0.60%

The Advisers have contractually agreed to waive fees to keep the Funds’ net annual fund operating expenses from exceeding the percentages stated in the “Annual Fund Operating Expenses” section for each Fund. This waiver agreement may not be terminated before July 31, 2007. In addition, the agreement will renew automatically for an additional 12 month period unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

The Funds’ semi-annual report to shareholders for the period ended September 30, 2005 contained a discussion of the basis of the Boards of Directors’/Trustees’ determination regarding whether to continue the investment advisory agreements.

Portfolio Managers

The following individuals serve as portfolio managers for the Funds and are primarily responsible for the day-to- day management of the Funds’ portfolios. The SAIs have more detailed information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

Thomas W. Vail and Brian V. DiRubbio have served as the Equity Income Fund’s portfolio co-managers since 2003. Mr. Vail and Mr. DiRubbio are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Vail, a Managing Director and Senior Portfolio Manager, has been with U.S. Trust since 1993. Mr. DiRubbio, a Senior Vice President and Portfolio Manager, has been with U.S. Trust since 1997.

Alexander D. Powers and Michael Zazzarino serve as the Core Bond Fund’s portfolio co-managers. Mr. Powers is primarily responsible for the day-to-day management of the Fund’s portfolio. He has been the Fund’s portfolio manager or co-manager since August 1997. Mr. Powers, a Managing Director, has been with U.S. Trust since 1996. Mr. Zazzarino, a Managing Director, has been the Fund’s

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portfolio co-manager since joining U.S. Trust in March 2005. Prior to joining U.S. Trust, he was a Vice President and Portfolio Manager in the Core Fixed Income Group at Brown Brothers Harriman from December 1998 to February 2005.

Timothy Evnin and John McDermott, CFA, serve as the Mid Cap Value and Restructuring Fund’s portfolio co-managers. Mr. Evnin and Mr. McDermott are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Evnin, a Managing Director and Senior Portfolio Manager has been with U.S. Trust since 1987. Mr. McDermott, a Senior Vice President and Portfolio Manager, has been with U.S. Trust since 1996.

Douglas H. Pyle and Jennifer Byrne, CFA, serve as the Small Cap Fund’s portfolio co-managers. Mr. Pyle is primarily responsible for the day-to-day management of the Fund’s portfolio. He is a Managing Director of U.S. Trust Company, and has been with U.S. Trust since 1999. Ms. Byrne, a Senior Vice President, oversees institutional client portfolio management at U.S. Trust and has been with U.S. Trust since 1999. Prior to joining U.S. Trust, she held a similar position at Radnor Capital Management.

David J. Williams, CFA, Timothy Evnin and John McDermott, CFA serve as the Value and Restructuring Fund’s portfolio co-managers. Mr. Williams is primarily responsible for the day-to-day management of the Fund’s portfolio. He has served as the Fund’s portfolio manager or co-manager since the Fund’s inception. Mr. Williams, a Managing Director and Senior Portfolio Manager, has been with U.S. Trust since 1987. A description of Mr. Evnin’s and Mr. McDermott’s business experiences is provided above.

Thomas M. Galvin, CFA serves as the portfolio manager for the Large Cap Growth Fund. Mr. Galvin, President and Chief Investment Officer of the Growth Equity Division, which manages large-cap growth investments, has been with U.S. Trust since February 2003. Prior to joining U.S. Trust, Mr. Galvin spent nearly five years as Chief Investment Officer and equity strategist of Credit Suisse First Boston (CSFB) in New York and Donaldson, Lufkin & Jenrette, which was acquired by CSFB.

Research analyses, trade execution and other facilities provided by U.S. Trust and other personnel also play a significant role in portfolio management and performance.

Legal Proceedings

United States Trust Company of New York and U.S. Trust Company, N.A. (formerly, co-investment advisers to the Funds and together referred to herein as “U.S. Trust”) and Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (the “Companies”) were contacted in September 2003 by the Office of the New York State Attorney General (the “NYAG”), and U.S. Trust was contacted by the Securities and Exchange Commission (the “SEC”) in connection with their investigations of practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares (the “Investigations”). U.S. Trust and the Companies have provided full cooperation with respect to these Investigations and continue to review the facts and circumstances relevant to the Investigations. As disclosed previously, these investigations focused on circumstances in which a small number of parties were permitted to engage in short-term trading of shares of certain of the Excelsior Funds. The short-term trading activities permitted under these arrangements have been terminated and U.S. Trust has strengthened its policies and procedures to deter frequent trading of shares of the Excelsior Funds.

U.S. Trust, certain of its affiliates, the Companies and others have also been named in four class action lawsuits and two derivative actions which allege that U.S. Trust, certain of its affiliates, the Companies and others allowed certain parties to engage in illegal and improper mutual fund trading practices, which allegedly caused financial injury to the share-holders of certain of the Excelsior Funds managed by U.S. Trust. Each seeks unspecified monetary damages and related equitable relief.

The class and derivative actions described above were transferred to the United States District Court for the District of Maryland for coordinated and consolidated pre-trial proceedings. In November 2005, the Maryland court dismissed many of the plaintiffs’ claims in both the fund shareholder class action and the derivative lawsuits. Several affiliates of U.S. Trust and individual defendants have also been dismissed. Plaintiffs’ claims under Sections 10(b) and 20(a) of the Securities Exchange Act and under Section 36(b) and 48(a) of the Investment Company Act, however, have not been dismissed. Discovery has commenced with respect to plaintiffs’ remaining claims.

While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information, U.S. Trust believes that the likelihood is remote that the pending Investigations and private lawsuits will have a material adverse financial impact on the Companies, and further believes that the pending Investigations and private lawsuits are not likely

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to materially affect U.S. Trust’s ability to provide investment management services to the Companies.

Purchasing, Selling and Exchanging Fund Shares

This section explains how to purchase, sell (sometimes called “redeem”) and exchange Retirement Shares of the Funds.

As previously mentioned in this prospectus, the Funds discourage and do not knowingly accommodate short-term or excessive trading (including by means of exchanges) and the Funds have policies and procedures in place to identify and reject purchase orders and new accounts from persons whom the Fund has found to engage in frequent trading in contravention of the Fund’s policies. Generally, the Funds’ policies provide that any shareholder identified as having engaged in a pattern of purchase, sale and purchase or sale, purchase and sale, within a 45 day period in a Fund will be deemed to be frequent trading in the Fund and the Adviser will implement procedures to prevent future frequent trading by such shareholder. Under the Funds’ policies, exchanges from one Fund to another are deemed to be a sale with respect to the originating Fund and a purchase into the recipient Fund.

See “More Information About Principal Risks and Strategies—Frequent Trading” earlier in this prospectus for more information about the Funds’ frequent trading policies.

Retirement Shares

•	No sales charge
•	12b-1 fees

Retirement Shares are offered to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Fund (“group retirement plans”). While there is no limit in the size of a group retirement plan that may purchase Retirement Shares, Retirement Shares generally are offered to smaller group retirement plans (typically that have plan assets of $10 million or less). Retirement Shares are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and Individual 403(b) plans. For information on how to open an account and set up procedures for placing transactions call (800) 446-1012 (from overseas, call (617) 483-7297). Participants in group retirement plans who desire to invest through such plans with which they have an account should contact their plan sponsor for information on how to invest in the Retirement Shares and for information regarding their accounts.

Plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements for the group retirement plans as to the purchase, sale or exchange of shares of a Fund, including maximum and minimum initial investment requirements, that are different from those described in this prospectus. The group retirement plans also may not offer all classes of shares of a Fund. In order to enable participants investing through the group retirement plans to purchase shares of a Fund, the maximum and minimum investment amounts may be different for shares purchased through the group retirement plans from those described in this prospectus. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in this prospectus and the SAIs. A Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

Group retirement plans with plan assets in excess of $10 million are eligible to purchase the Shares class. Since the Shares class has lower expenses than the Retirement Shares class, plans eligible for the Shares class should purchase the Shares class. Group retirement plans that have assets of up to $10 million should purchase the Retirement Shares class.

How to Purchase Fund Shares

•	Group retirement plans (“Investors”) may purchase shares directly by:
•	Mail
•	Wire
•	Telephone, or
•	Automated Clearinghouse (ACH)

To purchase shares, please call (800) 446-1012 (from overseas, call (617) 483-7297), or complete and send in the application to Excelsior Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8529, Boston, MA 02266-8529. For payment by check, checks should be made payable in U.S. dollars, to “Excelsior Funds” and include the name of the appropriate Fund(s) on the check. A Fund cannot accept third-party checks, credit card checks, money orders, starter checks or cash. To purchase shares by wire, please call us for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

State Street Bank & Trust

ABA#011000028

DDA#99055352

Specify Excelsior Fund Name

Fund Account Number

Account Registration

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Investors making initial investments by wire must promptly complete the application and forward it to the address indicated on the application. Investors making subsequent investments by wire should follow the above instructions.

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities. The Funds have adopted such policies and procedures, including procedures to verify the identity of customers opening new accounts. Until such verification is made, the Funds may temporarily limit additional share purchases. The Funds also may limit additional share purchases or close an account if it is unable to verify a customer’s identity. In addition, the Funds and their agents reserve the right to “freeze” or “block” (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to, (i) where an accountholder appears on the list of “blocked” entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations, (ii) where a Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity, or (iii) when notice has been received by a Fund or its agents that there is a dispute between the registered or beneficial account owners.

General Information

Investors may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a “Business Day”). A Fund may reject any purchase request if it is determined that accepting the request would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share (NAV) next determined after the Fund’s transfer agent receives your purchase request in good order. We consider requests to be in “good order” when all required documents (including the accompanying payment as described above) are properly completed, signed and received.

Each Fund calculates its NAV once each Business Day at the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time (the “Evaluation Time”). So, for you to receive the current Business Day’s NAV, the Funds’ transfer agent must receive your purchase request in good order before the Evaluation Time.

How We Calculate NAV

NAV of each class of the Funds is the value of the assets attributable to the class less liabilities attributable to the class divided by the number of outstanding shares of the class.

The Funds generally value short-term fixed income and money market securities with remaining maturities of 60 days or less at amortized cost. Securities for which market quotations are readily available are valued at their current market value, as determined by such quotations. Securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with policies and procedures established by the Board of Directors/Trustees. In accordance with these policies and procedures, the Boards of Directors/Trustees have delegated to the Adviser the responsibility to oversee the implementation of these policies and procedures. The Adviser has established a Pricing Committee to fulfill this function. The Pricing Committee, in accordance with the Funds’ pricing policies and procedures, is responsible for making fair value determinations. In determining fair value, a Fund will seek to assign a value to the security which it believes represents the amount that the Fund could reasonably expect to receive upon its current sale. With respect to securities that are actively traded on U.S. exchanges, the Funds expect that market quotations will generally be available and that fair value might be used only in limited circumstances, such as when trading for a security is halted during the trading day. For securities traded principally on foreign exchanges, a Fund may use fair value pricing if an event occurs after the close of trading of the principal foreign exchange on which a security is traded, but before calculation of the Fund’s NAV, which the Fund believes affects the value of the security since its last market quotation. Such events may involve situations relating to a single issuer (such as news related to the issuer announced after the close of the principal foreign exchange), or situations relating to sectors of the market or the markets in general (such as significant fluctuations in the U.S. or foreign markets or significant changes in exchange rates, natural disasters, armed conflicts, or governmental actions). In determining whether a significant event has occurred with respect to securities traded principally in foreign markets, the Funds may engage a third party fair value service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occurring from the time of close of the relevant foreign market and the Evaluation Time. Fair value pricing may also be used to value restricted securities (which may include junk bonds) held by a Fund or to value securities where the Fund has determined,

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because of the lack of recent meaningful trading activity for the security, that the most recent market quotation no longer represents the securities current market value. Fair value pricing involves judgments that are inherently subjective and inexact and it is not possible to determine with certainty when, and to what extent, an event will affect a market price. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Some Funds may hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of these securities may change on days when you cannot purchase or sell Fund shares.

How to Sell Your Fund Shares

Investors may sell shares by:

•	Mail
•	Telephone, or
•	Automated Clearinghouse (ACH)

Investors may sell (sometimes called “redeem”) shares by following the procedures established when they opened their account or accounts. Investors should call (800) 446-1012 (from overseas, call (617) 483-7297) with any questions.

Investors may sell your shares by sending a written request for redemption to:

Excelsior Funds

c/o Boston Financial Data Services, Inc.

P.O. Box 8529

Boston, MA 02266-8529

Investors should be sure to indicate the name of the Fund, the number of shares to be sold, the account number and should be sure to sign the request.

If an Investor previously indicated on the account application or arranged in writing to do so, an Investor may sell (sometimes called “redeem”) shares on any Business Day by contacting a Fund directly by telephone at (800) 446-1012 (from overseas, call (617) 483-7297). Shares will not be redeemed by the Fund unless all required documents have been received by the Fund.

The sale price of each share will be the next NAV determined after the Funds’ transfer agent receives the request in good order.

Effective October 16, 2006, a redemption fee of 2.00% of the value of the shares redeemed or exchanged will be imposed on shares of the Equity Income, Large Cap Growth, Mid Cap Value and Restructuring, Small Cap and Value and Restructuring Funds redeemed or exchanged within 30 days of the date of purchase. The redemption fee is intended to limit short-term trading in the Funds or, to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. The redemption fee will be paid to the appropriate Fund. Each Fund reserves the right, at its discretion, to waive, modify or terminate the redemption fee. The Fund exempts from redemption fees (i) Transactions (as defined under “More Information About Principal Risks and Strategies—Frequent Trading”) and (ii) shares maintained through employee pension benefit plans subject to the Employee Retirement Income Security Act that offer the Funds as an investment vehicle. Redemption fees will be applied on a “first-in, first-out” (“FIFO”) basis.

Receiving Your Money

Normally, we will send sale proceeds the Business Day after we receive a request in good order. The proceeds can be wired to a bank account or sent by check. If an Investor recently purchased shares by check, redemption proceeds may not be available until the check has cleared (which may take up to 15 days from the date of purchase).

Redemptions in Kind

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise, we might pay all or part of the redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that shares would ever be redeemed in kind, but if they were an Investor would probably have to pay transaction costs to sell the securities distributed, as well as taxes on any capital gains from the sale as with any redemption.

Involuntary Sales of Your Shares

If the account balance drops below $500 because of redemptions, an Investor may be required to sell shares. But, we will always give an Investor at least 60 days’ written notice to give an Investor time to add to the account and avoid the sale of shares.

Suspension of Your Right to Sell Your Shares

A Fund may suspend an Investor’s right to sell shares if the NYSE restricts trading, or if the SEC declares an emergency. More information about this is in the Funds’ SAIs.

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How to Exchange Your Shares

Investors may exchange shares on any Business Day for Retirement Shares of any portfolio of Excelsior Funds Trust or Excelsior Funds, Inc. In order to protect other shareholders, exchanges may be limited if it is in the best interests of a Fund or its shareholders. This limitation is not intended to limit a shareholder’s right to redeem shares. Rather, the limitation is intended to curb short-term trading. Shares can be exchanged directly by mail, or by telephone if you previously selected the telephone exchange option on the account application.

If an Investor recently purchased shares by check, an Investor may not be able to exchange shares until the check has cleared (which may take up to 15 days from the date of purchase). This exchange privilege may be changed or canceled at any time.

When an Investor exchanges shares, they are really selling their shares and buying other Fund shares. So, the sale price and purchase price will be based on the NAV next calculated after the Fund receives the exchange request in good order. An exchange of shares for shares in another fund is a taxable event.

Effective October 16, 2006, there is a 2.00% redemption fee on shares of the Funds (except the Core Bond Fund) exchanged within 30 days of purchase. See “How to Sell Your Fund Shares” above for more information.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not liable for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine, provided that the Funds follow their telephone transaction procedures. If an Investor transacts with a Fund over the telephone, it will generally bear the risk of any loss.

Authorized Intermediaries

Certain intermediaries, such as brokers or other shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Funds shares. Some of these organizations may charge a fee for these transactions. These intermediaries may authorize other organizations to accept purchase, redemption and exchange requests for Fund shares. These requests are normally executed at the NAV next determined after the intermediary receives the request in good order. Authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

Shareholder and Administrative Services

The Funds are permitted to pay a fee of up to 0.25% of the average daily net assets of a Fund to certain organizations for providing shareholder and administrative services to their customers who hold shares of the Funds. These services may include assisting in the processing of purchase, redemption and exchange request, providing periodic account statements and other administrative services.

Distribution of Fund Shares

The Funds have adopted a distribution plan that allows the Retirement Shares of the Funds to reimburse their distributor or other providers for costs and expenses incurred in providing services relating to the offering and sale of such shares in an amount not to exceed the annual rate at 0.50% of the average daily net asset value of each Fund’s outstanding Retirement Shares. These 12b-1 fees are paid out of the Fund’s assets on an ongoing basis and, therefore, over time these fees will increase the cost of your investment and may cost you more than paying other types of charges. In many cases, these 12b-1 fees are expected to be used by the recipient(s) to offset what would otherwise be additional fees and expenses charged by third-party administrators to qualified group retirement plans.

To the extent allowable under NASD rules, the Funds’ distributor may make payments to third party brokers’ promotional incentive programs for dealers, which will be paid for by the distributor out of any rule 12b-1 distribution fees that may be paid by the Funds and available for such expenditure from time to time. Subject to NASD regulation, compensation may include promotional and other merchandise, and sponsorship or funding of sales and training programs and other special events. Compensation may also include payment for reasonable expenses incurred in connection with trips taken by invited registered representatives for meetings or seminars of a training or educational nature.

The Adviser or an affiliate may, from time to time, out of its own financial resources, make cash payments to some but not all brokers, dealers or financial intermediaries for shareholder services, as an incentive to sell shares of the Funds and/or to promote retention of their customers’ assets in the Funds. These payments, sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase the Fund’s shares or the amount the Funds receive as proceeds from such sales. Revenue sharing payments may be made to brokers, dealers and other financial intermediaries that provide services to the Funds or to shareholders in the Funds, including (without limitation) shareholder servicing, transaction

33

processing, sub-accounting services, marketing support and/or access to sales meetings, sales representatives and management representatives of the broker, dealer or other financial intermediary. Revenue sharing payments may also be made to brokers, dealers and other financial intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement in cases where the broker, dealer or other financial intermediary provides shareholder services to Fund shareholders. Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar-amount. The Adviser negotiates the level of payments described above to any particular broker, dealer or intermediary with each firm.

Dividends and Distributions

The Equity Funds distribute dividends from their income quarterly. The Core Bond Fund distributes income by declaring a dividend daily and paying accumulated dividends monthly.

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund’s record date, you will be entitled to receive the distribution.

Dividends and distributions for shares held of record by U.S. Trust or correspondent banks will be paid in cash. Otherwise, dividends and distributions will be paid in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice. Dividends and distributions received in cash or additional shares are both taxable.

Taxes

Each Fund contemplates distributing substantially all of its taxable income including its net capital gain (the excess of long-term capital gain over short-term capital loss), if any. Distributions you receive from a Fund will generally be taxable regardless of whether they are paid in cash or reinvested in additional shares. Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other fund distributions will generally be taxable as dividend or ordinary income depending on the source of the underlying income to the Fund and the satisfaction of certain holding periods.

If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution constitutes a return of capital. This is known as “buying into a dividend.”

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Your initial tax basis will be the amount you pay for your shares plus commissions. To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will be currently taxable if the purchase of such shares is attributable to debt financing.

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however, to the portions of each Fund’s distributions, if any, that are attributable to interest on federal securities.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

More information about taxes is in the Funds’ SAIs.

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Financial Highlights

The tables that follow present performance information about the Retirement Shares class of each Fund. This information is intended to help you understand each Fund’s financial performance for the period of the Fund’s operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. The information for the period ended March 31, 2005 and the year ended March 31, 2006 was audited by Deloitte & Touche LLP (“D&T”). D&T’s reports, along with each Fund’s financial statements, are incorporated by reference into the Funds’ SAIs. You can obtain the annual report, which contains more performance information, at no charge by calling (800) 446-1012 (from overseas, call (617) 483-7279).

EQUITY INCOME FUND

	Year Ended March 31, 2006	Period Ended March 31, 2005[1]
Net Asset Value, Beginning of Period	$8.43	$8.50

Net Investment Income (Loss)	0.15 [2]	—	[2,3]
Net Realized and Unrealized Gain (Loss) of Investments and Options	0.18 [2]	(0.07)[2]

Total From Investment Operations	0.33	(0.07)

Dividends From Net Investment Income	(0.15)	—
Distributions From Net Realized Gain on Investments and Options	(0.02)	—

Total Distributions	(0.17)	—

Net Asset Value, End of Period	$8.59	$8.43

Total Return	4.04%	(1.52)%	[4]
Net Assets, End of Period (000’s)	$1	$1
Ratio of Net Operating Expenses to Average Net Assets	1.60%	1.55%	[5]
Ratio of Gross Operating Expenses to Average Net Assets[6]	1.84%	1.76%	[5]
Ratio of Net Investment Income (Loss) to Average Net Assets	1.78%	0.02%	[5]
Portfolio Turnover Rate	46%	19%

Notes:

1.	Commenced operations on December 31, 2004.
2.	For comparative purposes per share amounts are based on average shares outstanding.
3.	Amount represents less than $0.01 per share.
4.	Not annualized
5.	Annualized
6.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by advisor and administrator.

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LARGE CAP GROWTH FUND

	Year Ended March 31, 2006		Period Ended March 31, 2005[1]
Net Asset Value, Beginning of Period	$8.02		$8.49

Net Investment Income (Loss)	(0.11)[2]		(0.03)[2]
Net Realized and Unrealized Gain (Loss) of Investments	1.91	[2]	(0.44)[2]

Total From Investment Operations	1.80		(0.47)

Dividends From Net Investment Income	—		—
Distributions From Net Realized Gain on Investments	—		—

Total Distributions	—		—

Net Asset Value, End of Period	$9.82		$8.02

Total Return	22.44%		(5.54)%	[3]
Net Assets, End of Period (000’s)	$1		$1
Ratio of Net Operating Expenses to Average Net Assets	1.70%		1.55%	[4]
Ratio of Gross Operating Expenses to Average Net Assets[5]	1.99%		1.78%	[4]
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.20)%		(1.45)%	[4]
Portfolio Turnover Rate	24%		25%

Notes:

1.	Commenced operations on December 31, 2004.
2.	For comparative purposes per share amounts are based on average shares outstanding.
3.	Not annualized
4.	Annualized
5.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by advisor and administrator.

CORE BOND FUND

	Year Ended March 31, 2006	Period Ended March 31, 2005[1]
Net Asset Value, Beginning of Period	$9.16	$9.27

Net Investment Income (Loss)	0.33 [2]	0.07	[2]
Net Realized and Unrealized Gain (Loss) of Investments	(0.19)[2]	(0.06)[2]

Total From Investment Operations	0.14	0.01

Dividends From Net Investment Income	(0.33)	(0.12)
Distributions From Net Realized Gain on Investments	(0.12)	—

Total Distributions	(0.45)	(0.12)

Net Asset Value, End of Period	$8.85	$9.16

Total Return	1.48%	0.10%	[3]
Net Assets, End of Period (000’s)	$1	$1
Ratio of Net Operating Expenses to Average Net Assets	1.40%	1.40%	[4]
Ratio of Gross Operating Expenses to Average Net Assets[5]	1.78%	1.77%	[4]
Ratio of Net Investment Income (Loss) to Average Net Assets	3.57%	3.60%	[4]
Portfolio Turnover Rate	95%	90%

Notes:

1.	Commenced operations on December 31, 2004.
2.	For comparative purposes per share amounts are based on average shares outstanding.
3.	Not annualized
4.	Annualized
5.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by advisor and administrator.

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MID CAP VALUE AND RESTRUCTURING FUND

	Year Ended March 31, 2006		Period Ended March 31, 2005[1]
Net Asset Value, Beginning of Period	$16.78		$17.26

Net Investment Income (Loss)	(0.06)[2]		(0.01)[2]
Net Realized and Unrealized Gain (Loss) of Investments	2.90	[2]	(0.47)[2]

Total From Investment Operations	2.84		(0.48)

Dividends From Net Investment Income	—		—
Distributions From Net Realized Gain on Investments	—		—

Total Distributions	—		—

Net Asset Value, End of Period	$19.62		$16.78

Total Return	16.92%		(3.01)%	[3]
Net Assets, End of Period (000’s)	$1		$1
Ratio of Net Operating Expenses to Average Net Assets	1.46%		1.56%	[4]
Ratio of Gross Operating Expenses to Average Net Assets[5]	1.46%		1.66%	[4]
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.34)%		(0.13)%	[4]
Portfolio Turnover Rate	23%		28%

Notes:

1.	Commenced operations on December 31, 2004.
2.	For comparative purposes per share amounts are based on average shares outstanding.
3.	Not annualized
4.	Annualized
5.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by advisor and administrator.

SMALL CAP FUND

	Year Ended March 31, 2006	Period Ended March 31, 2005[1]
Net Asset Value, Beginning of Period	$16.12	$17.00

Net Investment Income (Loss)	(0.19)[2]	(0.04)[2]
Net Realized and Unrealized Gain (Loss) of Investments	4.08 [2]	(0.84)[2]

Total From Investment Operations	3.89	(0.88)

Dividends From Net Investment Income	—	—
Distributions From Net Realized Gain on Investments	(0.89)	—

Total Distributions	(0.89)	—

Net Asset Value, End of Period	$19.12	$16.12

Total Return	24.83%	(5.23)%	[3]
Net Assets, End of Period (000’s)	$1	$1
Ratio of Net Operating Expenses to Average Net Assets	1.56%	1.55%	[4]
Ratio of Gross Operating Expenses to Average Net Assets[5]	1.56%	1.58%	[4]
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.13)%	(1.28)%	[4]
Portfolio Turnover Rate	65%	61%

Notes:

1.	Commenced operations on December 31, 2004.
2.	For comparative purposes per share amounts are based on average shares outstanding.
3.	Not annualized
4.	Annualized
5.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by advisor and administrator.

37

VALUE AND RESTRUCTURING FUND

	Year Ended March 31, 2006		Period Ended March 31, 2005[1]
Net Asset Value, Beginning of Period	$41.49		$42.43

Net Investment Income (Loss)	0.42	[2]	(0.04)[2]
Net Realized and Unrealized Gain (Loss) of Investments and Options	7.81	[2]	(0.90)[2]

Total From Investment Operations	8.23		(0.94)

Dividends From Net Investment Income	(0.37)		—
Distributions From Net Realized Gain on Investments and Options	—		—

Total Distributions	(0.37)		—

Net Asset Value, End of Period	$49.35		$41.49

Total Return	19.95%		(2.58)%	[3]
Net Assets, End of Period (000’s)	$896		$1
Ratio of Net Operating Expenses to Average Net Assets	1.56%		1.57%	[4]
Ratio of Gross Operating Expenses to Average Net Assets[5]	1.56%		1.59%	[4]
Ratio of Net Investment Income (Loss) to Average Net Assets	0.90%		(0.35)%	[4]
Portfolio Turnover Rate	12%		8%

Notes:

1.	Commenced operations on December 31, 2004.
2.	For comparative purposes per share amounts are based on average shares outstanding.
3.	Not annualized
4.	Annualized
5.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by advisor and administrator.

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Excelsior Funds’ Privacy Notice

A Commitment to Your Privacy

At Excelsior Funds (“Excelsior”), our most important asset is our relationship with you. We are honored that you have entrusted us with your financial affairs, and we are committed to safeguarding the privacy of information we maintain about you. Establishing and adhering to an effective privacy policy is an important part of that dedication. Below, you will find details about Excelsior’s commitment to protecting your privacy, including the types of information we collect about you, and how we use and share that information. Our privacy policy applies to all clients with whom we have a relationship and is also extended to each of our former clients.

Your Privacy is Not for Sale

Simply put, we do not and will not sell your personal information to anyone, for any reason, at any time.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	Application and registration information.
We collect information from you when you open an account. We may also collect information from consumer reporting agencies in the account-opening process. The information we collect may include your name, address, phone number, email address, Social Security number and date of birth.

•	Account history.
Once you have opened an account with Excelsior, we collect and maintain personal information about your account activity, including your transactions. This information allows us to administer your account.

•	Third-party information providers.
We may collect information about you from information services and consumer reporting agencies to verify your identity.

•	Website usage.
When you visit our website, our computer may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools enable us to recognize you when you return to our site, maintain your web session while you browse, as well as help us provide you with a better, more personalized experience.

How We Share Information About You

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;
•	when we use another company to provide services for us, such as printing and mailing your account statements;
•	when we believe that disclosure is required or permitted under law. For example, we may be required to disclose personal information to cooperate with regulatory or law enforcement authorities, to resolve consumer disputes, to perform credit/authentication checks, or for risk control.

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information, Maintaining Your Trust

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations. Companies we use to provide support services are not allowed to use information about our clients for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested. We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information. We maintain physical, electronic and procedural safeguards to protect personal information.

Teaming Up Against Identity Theft

Identity theft is a serious concern to all of us. Safeguarding information to help protect you from identity theft is our priority. Excelsior takes steps to protect you from identity theft by:

•	utilizing client identification and authentication procedures before initiating transactions;
•	ensuring our employees are trained to safeguard personal information about you.

You can also help protect your identity and accounts. Here are a few steps to remember:

•	Excelsior will never request your account number, login password, or Social Security number in either a non-secure or unsolicited email communication;

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•	shred documents that contain personal information;
•	check your credit report regularly for unauthorized activity and protect your personal identification numbers (PINs) and personal data.

Greater Accuracy Means Better Protection

We are committed to keeping accurate, up-to-date records to help ensure the integrity of the information we maintain about you. If you identify an inaccuracy in this information, or you need to make a change to it, please contact us promptly by calling 1-800-446-1012.

A Commitment to Keeping You Informed

We will provide you with advance notice of important changes to our information-sharing practices.

Contact Us with Questions

If you have any questions or concerns, please contact your Relationship Officer or Excelsior at 1-800-446-1012.

©2006 Excelsior Funds. All rights reserved. REG11000EF-01 (07/06) 606EG/064

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Excelsior Funds, Inc.

Excelsior Funds Trust

Investment Adviser

United States Trust Company, National Association

114 W. 47th Street

New York, New York 10036

or

UST Advisers, Inc.

225 High Ridge Road

Stamford, Connecticut 06905

101 Montgomery Street

San Francisco, California 94104

Distributor

BISYS Fund Services Limited Partnership

100 Summer Street, Suite 1500

Boston, Massachusetts 02110

More information about each Fund is available without charge through the following:

Statements of Additional Information (SAIs)

The SAIs dated July 31, 2006 include detailed information about Excelsior Funds, Inc. and Excelsior Funds Trust. The SAIs are on file with the SEC and are incorporated by reference into this prospectus. This means that the SAIs, for legal purposes, are a part of this prospectus.

Annual and Semi-Annual Reports

These reports contain additional information about the Funds’ investments. The Annual Report also lists each Fund’s holdings and discusses the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

You may obtain an SAI or Annual or Semi-Annual Report free of charge by telephone, by mail, or on the Funds’ website, as follows:

By Telephone:  Call (800) 446-1012 (from overseas, call (617) 483-7297)

By Mail:  Excelsior Funds, P.O. Box 8529, Boston, MA 02266-8529 (or, if by overnight or certified mail, 66 Brooks Drive, Braintree, MA 02184)

By Internet:  http://www.excelsiorfunds.com

From the SEC:  You can also obtain the SAIs or the Annual and Semi-Annual reports, as well as other information about Excelsior Funds, Inc. and Excelsior Funds Trust, from the EDGAR Database on the SEC’s website (“http://www.sec.gov”). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

Excelsior Funds, Inc.’s and Excelsior Funds Trust’s Investment Company Act registration numbers are 811-4088 and 811-8490, respectively.

PRO-RETIRE-0706

Excelsior Fixed Income Funds

July 31, 2006

Excelsior Funds, Inc.

Excelsior Funds Trust

Excelsior Tax-Exempt Funds, Inc.

CORE BOND FUND

INTERMEDIATE-TERM BOND FUND

SHORT-TERM GOVERNMENT SECURITIES FUND

HIGH YIELD FUND

LONG-TERM TAX-EXEMPT FUND

INTERMEDIATE-TERM TAX-EXEMPT FUND

SHORT-TERM TAX-EXEMPT SECURITIES FUND

NEW YORK

INTERMEDIATE-TERM TAX-EXEMPT FUND

CALIFORNIA SHORT-INTERMEDIATE TERM

TAX-EXEMPT INCOME FUND

Investment Adviser

United States Trust Company, National Association

or

UST Advisers, Inc.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Excelsior Funds, Inc., Excelsior Funds Trust and Excelsior Tax-Exempt Funds, Inc. are mutual funds that offer shares in separate investment portfolios that have individual investment goals, strategies and risks. This prospectus gives you important information about the Shares class of the Core Bond, Intermediate-Term Bond and Short-Term Government Securities Funds of Excelsior Funds, Inc., the High Yield Fund of Excelsior Funds Trust and the Long-Term Tax-Exempt, Intermediate-Term Tax-Exempt, Short-Term Tax-Exempt Securities, New York Intermediate-Term Tax-Exempt and California Short-Intermediate Term Tax-Exempt Income Funds of Excelsior Tax-Exempt Funds, Inc. (each, a “Fund”) that you should know before investing. In addition to the Shares class, which is offered by this prospectus, the High Yield Fund offers one other class of shares: Institutional Shares, and the Core Bond Fund offers two other classes of shares: Institutional Shares and Retirement Shares, each of which are offered in separate prospectuses. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. You will find Specific information in this prospectus about each of the Funds plus general information on the Funds. You may find additional information in each Fund’s Statement of Additional Information (each, an SAI), which are incorporated by reference into this prospectus. Please read this prospectus carefully before you invest or send money. For more detailed information about each Fund, please see:

Introduction

Each Fund is a mutual fund. A mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities.

United States Trust Company, National Association, through its separate identifiable division, U.S. Trust New York Asset Management Division, and UST Advisers, Inc. each serve independently as investment adviser to certain of the Funds (each an “Adviser” and together, the “Advisers”). See “Investment Adviser” later in this prospectus for more information about which Adviser serves as investment adviser to each Fund.

All the Funds in this prospectus invest in “fixed income securities,” which include bonds and other debt securities.

Following is a summary of the principal investment policies, strategies and risks of each of the Funds. Further information about risks associated with investing in the Funds can be found in “More Information About Principal Risks and Strategies” in this prospectus and in the SAIs.

The investment objective of each Fund is fundamental and may not be changed without the approval of the shareholders. Except as expressly noted otherwise in the prospectus, each Fund’s investment policies and strategies may be changed without shareholder approval. There can be no assurance that any Fund will be able to achieve its investment objective.

Limitations and restrictions on the level of investment in securities that are discussed in this prospectus and that are expressed in terms of percentage limitations are measured at the time of investment, unless specifically indicated otherwise. Changes in market values that cause a percentage limitation to be exceeded will not necessarily require that securities be sold.

A Fund Share is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

3

Core Bond Fund

Investment Objective

The Core Bond Fund seeks high current income consistent with what is believed to be prudent risk of capital.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in bonds and other fixed income securities. For purposes of this test only, net assets includes borrowings for investment purposes. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy.

The Fund invests primarily (at least 65% of its assets) in fixed income securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, and U.S. corporate issuers, including mortgage-backed securities, rated at the time of investment in one of the three highest rating categories by a major rating agency. The Fund also may invest up to 20% of its assets in preferred stock, up to 25% of its assets in dollar-denominated fixed income securities of foreign issuers or foreign governments or U.S. companies located outside the United States and/or may place up to 25% of its assets in fixed income securities that are rated below investment grade. These securities are sometimes called “high yield” or “junk bonds.” The Fund may use financial and stock index futures and options to protect against adverse changes to the value of portfolio securities due to anticipated changes in interest rates or market conditions.

There is no limit on the Fund’s dollar-weighted average portfolio maturity or on the maximum maturity of a particular security. The Adviser manages the Fund’s average portfolio maturity in light of current market and economic conditions to provide a competitive current yield and reasonable principal volatility. In selecting particular investments, the Adviser looks for securities that offer relative value, based on its assessment of real interest rates, the yield curve, and the difference in yield and valuation among sectors of the fixed-income market place.

Principal Risks

The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise, and the volatility of lower rated securities is even greater than that of higher rated securities.

The Fund’s U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

The Fund also may be subject to risks particular to its investments in foreign fixed income securities. Risks associated with investing in foreign securities may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk.

The successful use of futures, options and other derivative instruments is based on the Adviser’s ability to correctly anticipate market movements. When the direction of the prices of the Fund’s securities does not correlate with the changes in the value of these transactions, or when the trading market for derivatives becomes illiquid, the Fund could lose money.

Junk bonds are considered speculative, involve greater risks of default or down-grade and are more volatile than investment grade securities.

The Fund is also subject to the risk that long-term fixed income securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

In pursuit of its principal investment strategy, the Fund, on occasion, may experience a portfolio turnover rate in excess of 100%. A higher rate of portfolio turnover will result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in more frequently realized net gains to the Fund, the Fund’s distributions of taxable income may increase.

The price of the Fund’s shares is expected to have a medium level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before you decide to invest in the Fund.

Investor Profile

Investors seeking current income through a diversified portfolio of fixed income securities, and who are willing to accept the risks of investing in fixed income securities of varying maturities.

4

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter 5.07% 12/31/00	Worst Quarter (3.68)% 3/31/96

The Fund’s Shares class performance for the six month period ending June 30, 2006 was (0.82)%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2005, to those of the Lehman Brothers Aggregate Bond Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the Fund’s other return figures because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Core Bond Fund
Return Before Taxes	2.30%	5.60%	5.61%
Return After Taxes on Distributions	0.56%	3.63%	3.36%
Return After Taxes on Distributions and Sale of Fund Shares	1.64%	3.64%	3.40%
Lehman Brothers Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)*	2.43%	5.87%	6.16%

*	The Lehman Brothers Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.75%	†
Other Expenses	0.55%
Total Annual Fund Operating Expenses	1.30%
Less Fee Waivers	(0.40)%	*
Net Annual Fund Operating Expenses	0.90%	*

†	On June 16, 2006, the Board of Directors approved a Plan of Reorganization, whereby the Total Return Bond Fund and the Income Fund of Excelsior Funds Trust will be reorganized into the Institutional Shares class of the Core Bond Fund. If the reorganization occurs, the Board has approved the Adviser’s proposed reduction of the management fee from 0.75% to 0.65% of the Fund’s average daily net assets.
*	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 0.90%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Shares class would be:

1 Year	3 Years	5 Years	10 Years
$92	$373	$675	$1,533

5

Intermediate-Term Bond Fund

Investment Objective

The Intermediate-Term Bond Fund seeks as high a level of current interest income as is consistent with relative stability of principal.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in bonds and other fixed income securities. For purposes of this test only, net assets includes borrowings for investment purposes. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. The Fund invests primarily (at least 65% of its assets) in fixed income securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, and U.S. corporate issuers, including mortgage-backed securities, rated at the time of investment in one of the three highest rating categories by a major rating agency. The Fund also may invest up to 20% of its assets in preferred stock, up to 25% of its assets in dollar-denominated fixed income securities of foreign issuers or foreign governments or U.S. companies located outside the United States and/or may place up to 10% of its assets in fixed income securities that are rated below investment grade. These securities are sometimes called “high yield” or “junk” bonds. The Fund may use financial and stock index futures and options to protect against adverse changes to the value of portfolio securities due to anticipated changes in interest rates or market conditions.

The Fund maintains a dollar-weighted portfolio average life of 3 to 6 years. The Adviser manages the Fund’s portfolio average life in light of current market and economic conditions to provide a competitive current yield with reasonable risk of price volatility. In selecting particular investments, the Adviser looks for securities that offer relative value, based on its assessment of real interest rates, the yield curve and the difference in yield and valuation among sectors of the fixed-income market place. The fixed income securities held by the Fund also may have the potential for moderate price appreciation. There is no limit on the maximum maturity for a particular security. Please see “More Information About Principal Risks and Strategies” for more information about portfolio average life.

Principal Risks

The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise, and the volatility of lower rated securities is even greater than that of higher rated securities.

The Fund’s U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

The Fund also may be subject to risks particular to its investments in foreign fixed income securities. Risks associated with investing in foreign securities may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk.

The successful use of futures, options and other derivative instruments is based on the Adviser’s ability to correctly anticipate market movements. When the direction of the prices of the Fund’s securities does not correlate with the changes in the value of these transactions, or when the trading market for derivatives becomes illiquid, the Fund could lose money.

Junk bonds are considered speculative, involve greater risks of default or down-grade and are more volatile than investment grade securities.

The Fund is also subject to the risk that intermediate-term fixed income securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

The price of the Fund’s shares is expected to have a medium level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before you decide to invest in the Fund.

Investor Profile

Investors seeking current income through a diversified portfolio of fixed income securities, and who are willing to accept the risks of investing in fixed income securities.

6

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter	Worst Quarter
4.69%	(2.26)%
9/30/98	3/31/96

The Fund’s Shares class performance for the six month period ending June 30, 2006 was (0.35)%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2005 to those of the Lehman Brothers Intermediate Govt/Credit Bond Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the Fund’s other return figures because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Intermediate-Term Bond Fund
Return Before Taxes	1.85%	5.33%	5.41%
Return After Taxes on Distributions	0.46%	3.48%	3.24%
Return After Taxes on Distributions and Sale of Fund Shares	1.24%	3.46%	3.28%
Lehman Brothers Intermediate Govt/Credit Bond Index (reflects no deduction for fees, expenses, or taxes)*	1.58%	5.50%	5.80%

*	The Lehman Brothers Intermediate Govt/Credit Bond Index is an unmanaged total return performance benchmark composed of U.S. government agencies and U.S. Treasury securities and investment grade corporate debt, selected as representative of the market with maturities of one to ten years.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

7

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.35%
Other Expenses	0.46%

Total Annual Fund Operating Expenses	0.81%
Less Fee Waivers	(0.06)%	*

Net Annual Fund Operating Expenses	0.75%	*

*	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 0.75%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your invest- ment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Shares class would be:

1 Year	3 Years	5 Years	10 Years

$77	$253	$444	$996

8

Short-Term Government Securities Fund

Investment Objective

The Short-Term Government Securities Fund seeks a high level of current income consistent with stability of principal.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in fixed income securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, including mortgage-backed securities. For purposes of this test only, net assets includes borrowings for investment purposes. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. Interest payments on these securities generally will be exempt from state and local personal taxes in most states. The Fund may use financial and stock index futures and options to protect against adverse changes to the value of portfolio securities due to anticipated changes in interest rates or market conditions.

The Fund generally maintains a dollar-weighted portfolio average life of 1 to 3 years. The Adviser manages the Fund’s portfolio average life in light of current market and economic conditions to provide a competitive current yield with relative stability of principal. In selecting particular investments, the Adviser looks for securities that offer relative value, based on its assessment of real interest rates and the yield curve. There is no limit on the maximum maturity for a particular security. Please see “More Information About Principal Risks and Strategies” for more information about portfolio average life.

Principal Risks

The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise, and the volatility of lower rated securities is even greater than that of higher rated securities.

The Fund’s U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

The Fund is also subject to the risk that short-term government securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

The successful use of futures, options and other derivative instruments is based on the Adviser’s ability to correctly anticipate market movements. When the direction of the prices of the Fund’s securities does not correlate with the changes in the value of these transactions, or when the trading market for derivatives becomes illiquid, the Fund could lose money.

In pursuit of its principal investment strategy, the Fund, on occasion, may experience a portfolio turnover rate in excess of 100%. A higher rate of portfolio turnover will result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in more frequently realized net gains to the Fund, the Fund’s distributions of taxable income may increase.

The price of the Fund’s shares is expected to have a low level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before you decide to invest in the Fund.

Investor Profile

Investors seeking to preserve capital through a diversified portfolio of fixed income securities and earn current income, and who are willing to accept the risks of investing in fixed income securities.

9

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter 3.29% 9/30/01	Worst Quarter (1.09)% 6/30/04

The Fund’s Shares class performance for the six month period ending June 30, 2006 was 0.96%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2005 to those of the Lehman Brothers 1-3 Year Government Bond Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the Fund’s other return figures because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Short-Term Government Securities Fund
Return Before Taxes	1.74%	3.76%	4.49%
Return After Taxes on Distributions	0.52%	2.30%	2.68%
Return After Taxes on Distributions and Sale of Fund Shares	1.12%	2.34%	2.71%
Lehman Brothers 1-3 Year Government Bond Index (reflects no deductions for fees, expenses, or taxes)*	1.73%	3.83%	4.89%

*	The Lehman Brothers 1-3 Year Government Bond Index is an unmanaged total return performance benchmark composed of U.S. government agencies and U.S. Treasury securities with maturities of one to three years.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

10

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.30%
Other Expenses	0.47%

Total Annual Fund Operating Expenses	0.77%
Less Fee Waivers	(0.02)%	*

Net Annual Fund Operating Expenses	0.75%	*

*	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 0.75%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Shares class would be:

1 Year	3 Years	5 Years	10 Years
$77	$244	$426	$952

11

High Yield Fund

Investment Objective

The High Yield Fund seeks a high level of current income as its primary objective, and may also consider the potential for capital appreciation as a secondary objective, when consistent with its primary objective.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in high yield, fixed income securities that are rated in the lower rating categories of a nationally recognized rating agency (e.g., Ba or lower by Moody’s Corporation (Moody’s) or BB or lower by Standard & Poor’s, a division of the McGraw Hill Companies (S&P)), or unrated securities that the Adviser believes are of comparable quality. For purposes of this test only, net assets includes borrowings for investment purposes. Securities rated below Baa3 by Moody’s or below BBB by S&P are commonly known as “junk bonds.” The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. The Fund may invest in all types of fixed-income securities, including:

•	Senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper)
•	Convertible and non-convertible corporate debt obligations
•	Custodial receipts
•	Municipal securities and obligations of the U.S. government, its agencies and instrumentalities
•	Preferred stock
•	Mortgage and other asset-backed securities

Although the Fund invests primarily in the debt obligations of domestic issuers, it may invest up to 25% of its assets in obligations of foreign issuers (including emerging countries), including obligations of foreign corporations, banks and governments.

The Fund does not have any portfolio maturity limitation and may invest its assets from time to time primarily in instruments with short, medium and long maturities. The Fund may also purchase the securities of issuers that are in default and/or subject to insolvency and/or bankruptcy proceedings.

The Fund may use financial and stock index futures and options to protect against adverse changes to the value of portfolio securities due to anticipated changes in interest rates or market conditions.

In selecting securities for the Fund’s portfolio, the Adviser performs its own independent investment analysis of each issuer to determine its creditworthiness. In doing so, the Adviser considers a number of factors, including the issuer’s financial and managerial strength and its sensitivity to economic and market conditions as well as other factors.

Principal Risks

The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise, and the volatility of lower rated securities is even greater than that of higher rated securities.

High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High yield bonds involve greater risk of default or price declines than investment grade securities due to actual or perceived changes in an issuer’s credit risk. In addition, issuers of high yield bonds may be more susceptible than other issuers to economic downturns. High yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore to calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

12

In pursuit of its principal strategy, the Fund, on occasion, may experience a portfolio turnover rate in excess of 100%. A higher rate of portfolio turnover will result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in more frequently realized net gains to the Fund, the Fund’s distributions of taxable income may increase.

The Fund’s U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

The Fund also may be subject to risks particular to its investment in foreign fixed income securities. Risks associated with investing in foreign securities may include legal and regulatory risk, currency risk, liquidity risk, expropriation risk and emerging markets risk.

The successful use of futures, options and other derivative instruments is based on the Adviser’s ability to correctly anticipate market movements. When the direction of the prices of the Fund’s securities does not correlate with the changes in the value of these transactions, or when the trading market for derivatives becomes illiquid, the Fund could lose money.

The price of the Fund’s shares is expected to have a high level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before you decide to invest in the Fund.

Investor Profile

Investors seeking a high level of current income through a diversified portfolio of fixed income securities, and who are willing to bear risks of investing in non-investment grade fixed-income securities.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter	Worst Quarter
14.26%	(11.44)%
6/30/03	9/30/02

The Fund’s Shares class performance for the six month period ending June 30, 2006 was 2.25%.

13

This table compares the average annual total return of the Fund’s Shares class for the periods ended December 31, 2005 to those of the Merrill Lynch High Yield, Cash Pay Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the Fund’s other return figures because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Year	Since Inception
High Yield Fund
Return Before Taxes	0.60%	6.06%	5.78%*
Return After Taxes on Distributions	(1.70)%	0.71%	0.50%*
Return After Taxes on Distributions and Sale of Fund Shares	0.37%	1.77%	1.57%*
Merrill Lynch High Yield, Cash Pay Index (reflects no deduction for fees, expenses, or taxes)**	2.83%	8.75%	8.24%*

*	Since October 31, 2000
**	The Merrill Lynch High Yield, Cash Pay Index is an unmanaged index comprised of publicly placed, non-convertible, coupon bearing domestic debt. Issues in the index are rated below investment grade by S&P or Moody’s and must not be in default.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Shareholder Fees

(paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)*	2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.80%
Other Expenses	0.49%
Distribution(12b-1) Fees	0.00%	†
Total Annual Fund Operating Expenses	1.29%
Less Fee Waivers	(0.24)%	**
Net Annual Fund Operating Expenses	1.05%	**

†	The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940, as amended that authorizes, with respect to the Shares class, the payment of up to 0.25% for the distribution of the Shares class. However, no fees are being assessed under the Plan at this time with respect to the Shares class. For more information, see “Distribution of Fund Shares.”
*	This redemption fee is charged if you redeem or exchange your shares within 30 days of the date of purchase. See “How to Sell Your Fund Shares” for more information. The redemption fee will apply to shares purchased on or after October 16, 2006.
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 1.05%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Shares class would be:

1 Year	3 Years	5 Years	10 Years
$107	$385	$685	$1,535

14

Long-Term Tax-Exempt Fund

Investment Objective

The Long-Term Tax-Exempt Fund seeks to maximize current interest income exempt from federal income taxes.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in tax-exempt securities issued by U.S. states, territories and possessions and their political subdivisions, the interest on which is exempt from federal income taxes (“municipal securities”). For purposes of this test only, net assets includes borrowings for investment purposes. This policy is fundamental and may not be changed without shareholder approval. In selecting municipal securities for the Fund, the Adviser considers each security’s yield and total return potential relative to other available municipal securities and manages the Fund through gradual shifts in the Fund’s average maturity. The Fund normally will have a dollar weighted average life that exceeds ten years. The Fund may use financial and stock index futures and options to protect against adverse changes to the value of portfolio securities due to anticipated changes in interest rates or market conditions.

The Fund emphasizes investment in municipal securities rated in the two highest rating categories by S&P, Moody’s or Fitch IBCA (“Fitch”) at the time of purchase or are determined by the Adviser to be comparable to such ratings. However, the Fund may purchase without limitation investment grade municipal securities rated at the time of purchase in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. Some of the municipal securities in which the Fund invests may be supported by credit enhancements provided by third parties. While the Fund ordinarily does not invest in municipal securities that pay interest subject to the alternative minimum tax (AMT), on occasion the Fund may purchase municipal securities subject to AMT if in the Adviser’s judgment compelling investment opportunities present themselves. There is no restriction on the maturity of any single security held by the Fund.

Principal Risks

The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and the volatility of lower rated securities is even greater than that of higher rated securities. In addition, longer-term investments tend to be more sensitive to interest rate changes.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund’s securities.

Because the Fund may purchase securities supported by credit enhancements from banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

The Fund is also subject to the risk that long-term municipal securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

The successful use of futures, options and other derivative instruments is based on the Adviser’s ability to correctly anticipate market movements. When the direction of the prices of the Fund’s securities does not correlate with the changes in the value of these transactions, or when the trading market for derivatives becomes illiquid, the Fund could lose money.

In pursuit of its principal strategy, the Fund, on occasion, may experience a portfolio turnover rate in excess of 100%. A higher rate of portfolio turnover will result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in more frequently realized net gains to the Fund, the Fund’s distributions of taxable income may increase.

The price of the Fund’s shares is expected to have a high level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before you decide to invest in the Fund.

Investor Profile

Investors in higher tax brackets seeking to maximize tax-exempt income through a diversified portfolio of fixed-income securities, and who are willing to accept risk of share price volatility.

15

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter 6.84% 12/31/00	Worst Quarter (3.45)% 12/31/99

The Fund’s Shares class performance for the six month period ending June 30, 2006 was (0.53)%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2005, to those of the Merrill Lynch 22+ Year Muni Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Long-Term Tax-Exempt Fund
Return Before Taxes	3.24%	4.12%	4.65%
Return After Taxes on Distributions	3.24%	4.12%	4.48%
Return After Taxes on Distributions and Sale of Fund Shares	3.14%	3.98%	4.44%
Merrill Lynch 22+ Year Muni Index (reflects no deduction for fees, expenses, or taxes)*	6.80%	6.87%	6.61%

*	The Merrill Lynch 22+ Year Muni Index is an unmanaged index comprised of bonds with an outstanding par which is greater than or equal to $25 million and a maturity range greater than or equal to 22 years.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

16

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.50%
Other Expenses	0.52%
Total Annual Fund Operating Expenses	1.02%
Less Fee Waivers	(0.22)%	*
Net Annual Fund Operating Expenses	0.80%	*

*	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 0.80%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Shares class would be:

1 Year	3 Years	5 Years	10 Years
$82	$303	$542	$1,228

17

Intermediate-Term Tax-Exempt Fund

Investment Objective

The Intermediate-Term Tax-Exempt Fund seeks as high a level of current interest income exempt from federal income taxes as is consistent with relative stability of principal.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in tax-exempt securities issued by U.S. states, territories and possessions and their political subdivisions, the interest from which is exempt from federal income taxes. For purposes of this test only, net assets includes borrowings for investment purposes. This policy is fundamental and may not be changed without shareholder approval. In selecting municipal securities for the Fund, the Adviser considers each security’s yield and total return potential relative to other available municipal securities and manages the Fund through gradual shifts in the Fund’s average maturity. The Fund will have a dollar weighted average life that normally will not exceed ten years. The Fund may use financial and stock index futures and options to protect against adverse changes to the value of portfolio securities due to anticipated changes in interest rates or market conditions.

The Fund emphasizes investment in municipal securities rated in the two highest rating categories by S&P, Moody’s or Fitch at the time of purchase or are determined by the Adviser to be comparable to such ratings. However, the Fund may purchase without limitation investment grade municipal securities rated at the time of purchase in one of the four highest rating categories by a major rating agency or determined by the Adviser to be of equivalent quality. Some of the municipal securities in which the Fund invests may be supported by credit enhancements provided by third parties. While the Fund ordinarily does not invest in municipal securities that pay interest subject to the alternative minimum tax (AMT), on occasion the Fund may purchase municipal securities subject to AMT if in the Adviser’s judgment compelling investment opportunities present themselves. There is no restriction on the maturity of any single security held by the Fund.

Principal Risks

The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and the volatility of lower rated securities is even greater than that of higher rated securities.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund’s securities.

Because the Fund may purchase securities supported by credit enhancements from banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

The Fund is also subject to the risk that intermediate-term municipal securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

The successful use of futures, options and other derivative instruments is based on the Adviser’s ability to correctly anticipate market movements. When the direction of the prices of the Fund’s securities does not correlate with the changes in the value of these transactions, or when the trading market for derivatives becomes illiquid, the Fund could lose money.

The price of the Fund’s shares is expected to have a medium level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before you decide to invest in the Fund.

Investor Profile

Investors in higher tax brackets seeking tax-exempt income through a diversified portfolio of fixed income securities, and who are willing to accept moderate share price volatility.

18

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter 4.26% 9/30/02	Worst Quarter (2.26)% 6/30/04

The Fund’s Shares class performance for the six month period ending June 30, 2006 was (0.49)%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2005, to those of the Merrill Lynch 3-7 Year and 7-12 Year Municipal Bond Indices. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the Fund’s other return figures because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Intermediate-Term Tax-Exempt Fund
Return Before Taxes	1.17%	4.10%	4.58%
Return After Taxes on Distributions	1.16%	3.91%	4.45%
Return After Taxes on Distributions and Sale of Fund Shares	1.82%	3.94%	4.44%
Merrill Lynch 3-7 Year Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)*	1.27%	4.85%	4.97%
Merrill Lynch 7-12 Year Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)**	2.76%	5.69%	5.89%

*	The Merrill Lynch 3-7 Year Municipal Bond Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of three to seven years.
**	The Merrill Lynch 7-12 Year Municipal Bond Index is a widely-accepted unmanaged market- weighted index comprised of fixed-rate, coupon bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of seven to twelve years.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

19

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.35%
Other Expenses	0.45%
Total Annual Fund Operating Expenses	0.80%
Less Fee Waivers	(0.15)%	*
Net Annual Fund Operating Expenses	0.65%	*

*	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 0.65%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Shares class would be:

1 Year	3 Years	5 Years	10 Years
$66	$240	$429	$976

20

Short-Term Tax-Exempt Securities Fund

Investment Objective

The Short-Term Tax-Exempt Securities Fund seeks as high a level of current interest income exempt from federal income taxes as is consistent with relative stability of principal.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in tax-exempt securities issued by U.S. states, territories and possessions and their political subdivisions, the interest on which is exempt from federal income taxes. For purposes of this test only, net assets includes borrowings for investment purposes. This policy is fundamental and may not be changed without shareholder approval. In selecting municipal securities for the Fund, the Adviser emphasizes preservation of principal and considers each security’s yield and total return potential relative to other available municipal securities. The Fund will have a dollar weighted average life that normally will not exceed three years. The Fund may use financial and stock index futures and options to protect against adverse changes to the value of portfolio securities due to anticipated changes in interest rates or market conditions.

The Fund emphasizes investment in municipal securities rated in the two highest rating categories by S&P, Moody’s or Fitch at the time of purchase or are determined by the Adviser to be comparable to such ratings. However, the Fund may purchase without limitation investment grade municipal securities rated at the time of purchase in one of the four highest rating categories by a major rating agency or determined by the Adviser to be of equivalent quality. Some of the municipal securities in which the Fund invests may be supported by credit enhancements provided by third parties. While the Fund ordinarily does not invest in municipal securities that pay interest subject to the alternative minimum tax (AMT), on occasion the Fund may purchase municipal securities subject to AMT if in the Adviser’s judgment compelling investment opportunities present themselves. There is no restriction on the maturity of any single security held by the Fund.

Principal Risks

The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and the volatility of lower rated securities is even greater than that of higher rated securities.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund’s securities.

Because the Fund may purchase securities supported by credit enhancements from banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

The Fund is also subject to the risk that short-term municipal securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

The successful use of futures, options and other derivative instruments is based on the Adviser’s ability to correctly anticipate market movements. When the direction of the prices of the Fund’s securities does not correlate with the changes in the value of these transactions, or when the trading market for derivatives becomes illiquid, the Fund could lose money.

The price of the Fund’s shares is expected to have a low level of volatiliy.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before you decide to invest in the Fund.

Investor Profile

Investors seeking tax-exempt income through a diversified portfolio of fixed income securities with limited risk of share price volatility.

21

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter 1.80% 3/31/01	Worst Quarter (0.85)% 6/30/04

The Fund’s Shares class performance for the six month period ending June 30, 2006 was 0.34%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2005, to those of the Merrill Lynch 1-3 Year Municipal Bond Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the Fund’s other return figures because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Short-Term Tax-Exempt Securities Fund
Return Before Taxes	1.06%	1.94%	2.89%
Return After Taxes on Distributions	0.44%	1.81%	2.82%
Return After Taxes on Distributions and Sale of Fund Shares	0.68%	1.80%	2.81%
Merrill Lynch 1-3 Year Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)*	1.41%	3.13%	3.76%

*	The Merrill Lynch 1-3 Year Municipal Bond Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of one to three years.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

22

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.30%
Other Expenses	0.47%
Total Annual Fund Operating Expenses	0.77%
Less Fee Waivers	(0.17)%	*
Net Annual Fund Operating Expenses	0.60%	*

*	The expense information in the table reflects contracted fee waivers currently in effect. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 0.60%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Shares class would be:

1 Year	3 Years	5 Years	10 Years
$61	$229	$411	$938

23

New York Intermediate-Term Tax-Exempt Fund

Investment Objective

The New York Intermediate-Term Tax-Exempt Fund seeks to provide New York investors with as high a level of current interest income exempt from federal income tax and, to the extent possible, from New York State and New York City personal income taxes as is consistent with relative stability of principal.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in tax-exempt securities issued by New York State local governments and agencies in New York and other governmental issuers including U.S. territories and possessions that pay interest exempt from federal, New York State and New York City income taxes (“New York municipal securities”). For purposes of this test only, net assets includes borrowings for investment purposes. This policy is fundamental and may not be changed without shareholder approval. In selecting securities for the Fund, the Adviser considers each security’s yield and total return potential relative to other available municipal securities and manages the Fund through gradual shifts in the Fund’s average maturity. The Fund will have a dollar weighted average life that normally will not exceed ten years. The Fund may use financial and stock index futures and options to protect against adverse changes to the value of portfolio securities due to anticipated changes in interest rates or market conditions.

The Fund emphasizes investment in New York municipal securities rated in the two highest rating categories by S&P, Moody’s or Fitch at the time of purchase or are determined by the Adviser to be comparable to such ratings. However, the Fund may purchase without limitation investment grade municipal securities rated at the time of purchase in one of the four highest rating categories by a major rating agency or determined by the Adviser to be of equivalent quality. Some of the municipal securities in which the Fund invests may be supported by credit enhancements provided by third parties. While the Fund ordinarily does not invest in municipal securities that pay interest subject to the alternative minimum tax (AMT), on occasion the Fund may purchase municipal securities subject to AMT if in the Adviser’s judgment compelling investment opportunities present themselves. There is no restriction on the maturity of any single security held by the Fund.

Principal Risks

The prices of the Fund’s fixed income securities re spond to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and the volatility of lower rated securities is even greater than that of higher rated securities.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund’s securities.

Because the Fund may purchase securities supported by credit enhancements from banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

The Fund’s concentration of investments in securities of issuers located in a single state subjects the Fund to economic and government policies of that state. In particular, the Fund’s performance depends upon the ability of the issuers of New York municipal securities to meet their continuing obligations for the payment of principal and interest. New York State and New York City may face long-term economic problems that could seriously affect their ability, and that of other issuers of New York municipal securities, to meet their financial obligations. Furthermore, if the Fund has difficulty finding attractive New York municipal securities to purchase, the amount of the Fund’s income that is subject to New York taxes could increase.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political/regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

The Fund is also subject to the risk that New York municipal securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

The successful use of futures, options and other derivative instruments is based on the Adviser’s ability to correctly anticipate market movements. When the direction of the prices of the Fund’s securities does not correlate with the changes in the value of these transactions, or when the trading market for derivatives becomes illiquid, the Fund could lose money.

24

The price of the Fund’s shares is expected to have a medium level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before you decide to invest in the Fund.

Investor Profile

High tax bracket investors seeking tax-exempt current income through a non-diversified portfolio of fixed income securities, and who are willing to accept a moderate degree of share price volatility.

Performance Information

The bar chart and the performance table on the right illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter 4.22% 9/30/02	Worst Quarter (2.07)% 6/30/99

The Fund’s Shares class performance for the six month period ending June 30, 2006 was (0.35)%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2005, to those of the Merrill Lynch 3-7 Year and 7-12 Year New York Municipal Bond Indices. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the Fund’s other return figures because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
New York Intermediate-Term Tax-Exempt Fund
Return Before Taxes	1.28%	4.12%	4.51%
Return After Taxes on Distributions	1.08%	3.88%	4.34%
Return After Taxes on Distributions and Sale of Fund Shares	2.00%	3.93%	4.34%
Merrill Lynch 3-7 Year New York Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)*	1.29%	4.74%	5.08%
Merrill Lynch 7-12 Year New York Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)**	2.63%	5.78%	6.06%

*	The Merrill Lynch 3-7 Year New York Municipal Bond Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds of New York Municipalities issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of three to seven years.
**	The Merrill Lynch 7-12 Year New York Municipal Bond Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds of New York Municipalities issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of seven to twelve years.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

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Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.50%
Other Expenses	0.48%
Total Annual Fund Operating Expenses	0.98%
Less Fee Waivers	(0.18)%	*
Net Annual Fund Operating Expenses	0.80%	*

*	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 0.80%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Shares class would be:

1 Year	3 Years	5 Years	10 Years
$82	$294	$524	$1,185

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California Short-Intermediate Term

Tax-Exempt Income Fund

Investment Objective

The California Short-Intermediate Term Tax-Exempt Income Fund seeks to provide California investors with as high a level of current interest income exempt from federal income tax and, to the extent possible, from California state personal income tax as is consistent with the preservation of capital and relative stability of principal.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in tax-exempt securities issued by the State of California and its cities, counties and political subdivisions, the interest from which is exempt from federal and California State income taxes (“California municipal securities”). For purposes of this test only, net assets includes borrowings for investment purposes. This policy is fundamental and may not be changed without shareholder approval. In selecting securities for the Fund, the Adviser considers each security’s yield and total return potential relative to other available municipal securities and manages the Fund through gradual shifts in the Fund’s average maturity. The Fund will have a dollar weighted average life that normally will not exceed seven years. The Fund may use financial and stock index futures and options to protect against adverse changes to the value of portfolio securities due to anticipated changes in interest rates or market conditions.

The Fund emphasizes investment in California municipal securities rated in the two highest rating categories by S&P, Moody’s or Fitch at the time of investment or are determined by the Adviser to be comparable to such ratings. However, the Fund may invest without limit in investment grade municipal securities, which are those rated at the time of investment in one of the four highest rating categories by a major rating agency or determined by the Adviser to be of equivalent quality. Some of the municipal securities in which the Fund invests may be supported by credit enhancements provided by third parties. While the Fund ordinarily does not invest in municipal securities that pay interest subject to the alternative minimum tax (AMT), on occasion the Fund may purchase municipal securities subject to AMT if in the Adviser’s judgment compelling investment opportunities present themselves. There is no restriction on the maturity of any single security held by the Fund.

Principal Risks

The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise, and the volatility of lower rated securities is even greater than that of higher rated securities.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund’s securities.

Because the Fund may purchase securities supported by credit enhancements from banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

The Fund’s concentration of investments in securities of issuers located in a single state subjects the Fund to economic and government policies of that state. In particular, the Fund’s performance depends upon the ability of the issuers of California municipal securities to meet their continuing obligations for the payment of principal and interest. California and its cities face long-term economic problems that could seriously affect their ability, and that of other issuers of California municipal securities to meet their financial obligations.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political/regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

The Fund is also subject to the risk that California municipal securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

The successful use of futures, options and other derivative instruments is based on the Adviser’s ability to correctly anticipate market movements. When the direction of the prices of the Fund’s securities does not correlate with the changes in the value of these transactions, or when the trading market for derivatives becomes illiquid, the Fund could lose money.

The price of the Fund’s shares is expected to have a medium level of volatility.

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You may lose money by investing in the Fund. You should consider the risks described in this prospectus before you decide to invest in the Fund.

Investor Profile

High tax bracket investors seeking tax-exempt current income through a non-diversified portfolio of fixed income securities, and who are willing to accept some degree of share price volatility.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter 3.43% 9/30/02	Worst Quarter (1.62)% 6/30/04

The Fund’s Shares class performance for the six month period ending June 30, 2006 was 0.01%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2005, to those of the Merrill Lynch 3-7 Year Municipal Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the Fund’s other return figures because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception
California Short-Intermediate Term Tax-Exempt Income Fund
Return Before Taxes	0.81%	3.38%	3.90%	*
Return After Taxes on Distributions	0.81%	3.37%	3.89%	*
Return After Taxes on Distributions and Sale of Fund Shares	1.63%	3.39%	3.86%	*
Merrill Lynch 3-7 Year Municipal Index (reflects no deductions for fees, expenses, or taxes)***	1.27%	4.85%	5.13%	**

*	Since October 1, 1996
**	Since September 30, 1996
***	The Merrill Lynch 3-7 Year Municipal Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of three to seven years.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

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Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.50%
Other Expenses	0.53%
Total Annual Fund Operating Expenses	1.03%
Less Fee Waivers	(0.53)%	*
Net Annual Fund Operating Expenses	0.50%	*

*	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 0.50%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Shares class would be:

1 Year	3 Years	5 Years	10 Years
$51	$275	$517	$1,211

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More Information About Principal Risks and Strategies

Each Fund has its own investment goal, strategies and risks. The Advisers invest Fund assets in a way that they believe will help a Fund achieve its goal. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Fixed Income Risk

The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. As the average maturity or duration of a security lengthens, the risk that the price of such security will become more volatile increases. In contrast to maturity which measures only time until final payment, duration combines consideration of yield, interest payments, final maturity and call features. Like duration, “portfolio average life” is a measure of the weighted average of the average lives of all securities in a Fund’s portfolio. Each security’s “average life” is a measure of the average time to the receipt of all future cash flows and takes into account the possibility of early payments.

Call Risk

During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or “called”) by the issuer prior to maturity. This may cause a Fund’s average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Extension Risk

An issuer may exercise its right to pay principal on an obligation held by a Fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and a Fund will also suffer from the inability to invest in higher yielding securities.

Credit Risk

The possibility that an issuer will be unable to make timely payments of either principal or interest. The Adviser performs credit analyses on all issuers of securities in which a Fund invests. Such analyses are based on information that is publicly available about issuers, and this information and/or the Adviser’s analyses may be incomplete or incorrect.

Event Risk

Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of a Fund’s multiple holdings.

Management Risk

The Advisers continuously evaluate each Fund’s holdings, purchases and sales with a view to achieving a Fund’s investment objective. However, the achievement of the stated investment objective cannot be guaranteed. The Advisers’ judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Advisers do, you could lose money on your investment in a Fund, just as you could with other investments. If the Advisers are incorrect in their assessment of the income, growth or price realization potential of a Fund’s holdings or incorrect in its assessment of general market or economic conditions, then the value of the Fund’s shares may decline.

Frequent Trading

The Funds discourage and do not knowingly accommodate short-term or excessive trading (including by means of exchanges) (“frequent trading”) of their shares by shareholders and maintain procedures reasonably designed to detect and deter such frequent trading, which is sometimes referred to as market timing. Frequent trading may interfere with the efficient management of a Fund’s portfolio, as it may result in a Fund maintaining higher cash balances than it otherwise would or cause a Fund to sell portfolio securities at a time when it otherwise would not. Frequent trading may also result in increased portfolio transaction (or brokerage) costs, administrative and other operating costs and may cause a Fund to realize taxable capital gains or harvest capital losses at a time that it otherwise would not.

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For these reasons, frequent trading poses the risk of lower returns for long-term shareholders of a Fund.

In addition, to the extent a Fund invests in foreign securities traded primarily on markets that close prior to the time the Fund determines its net asset value per share (NAV), frequent trading by some shareholders may, in certain circumstances, dilute the value of Fund shares held by other shareholders. This may occur when an event that affects the value of the foreign security takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV. Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, frequent traders who attempt this type of price arbitrage may dilute the value of a Fund’s shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign securities, if those prices have not been adjusted to reflect a change in the fair value of the foreign securities. In an effort to prevent price arbitrage, each Fund has procedures designed to adjust closing market prices of foreign securities before it calculates its NAV when it believes such an event has occurred. Prices are adjusted to reflect what the Fund believes are the fair values of these foreign securities at the time the Fund determines its NAV (called fair value pricing). Fair value pricing, however, involves judgments that are inherently subjective and inexact, since it is not possible to always be sure when an event will affect a market price and to what extent. As a result, there can be no assurance that fair value pricing will always eliminate the risk of price arbitrage.

In addition, to the extent a Fund invests in securities of issuers located in emerging markets, such securities may be less liquid or more thinly-traded than securities of issuers in more developed markets. Developments affecting issuers of thinly-traded or less liquid securities will not be reflected in their market price until the security again trades in the marketplace. Frequent traders may seek to exploit this delay by engaging in price arbitrage, in this case by buying or selling shares of a Fund prior to the time of the adjustment of the market price of securities in its portfolio. This may result in the dilution in the value of a Fund’s shares. The risk of price arbitrage also exists with thinly-traded securities of issuers located in the United States, such as high yield bonds and some small cap equity securities. A Fund will employ fair value pricing to these types of securities if it determines that the last quoted market price no longer represents the fair value of the security.

Each Fund has policies and procedures in place to identify and reject purchase orders and new accounts from persons whom the Fund has found to engage in frequent trading in contravention of the Fund’s policies. Generally, the Funds’ policies provide that any shareholder identified as having engaged in a pattern of purchase, sale and purchase or sale, purchase and sale, within a 45 day period in a Fund will be deemed to be frequent trading in the Fund and the Adviser will implement procedures to prevent future frequent trading by such shareholder. Under the Funds’ policies, exchanges from one Fund to another are deemed to be a sale with respect to the originating Fund and a purchase into the recipient Fund. The Funds currently do not treat the following types of purchases, redemptions and exchanges as prohibited frequent trading (collectively, “Transactions”): (i) Transactions solely in money market funds; (ii) Transactions resulting from bona fide investment decisions of a professional investment adviser or other institution with respect to eligible asset allocation programs; (iii) Transactions involving shares acquired through the reinvestment of dividends and capital gains; (iv) Transactions by an investor who has established an eligible automated purchase, exchange, rebalancing or redemption plan with the Funds; (v) Transactions resulting from the death or disability of a shareholder; (vi) Transactions involving shares transferred from another account in the same Fund or shares converted from another class of shares of the same Fund; and (vii) Transactions initiated by a Fund (e.g., for failure to meet applicable account minimums). Each Fund reserves the right to amend these categories and to determine whether a particular transaction qualifies for any such category, at its discretion.

Effective, October 16, 2006, the High Yield Fund will impose a 2.00% redemption fee on redemptions (including exchanges) within 30 days of purchase. The High Yield Fund exempts from paying a redemption fee (i) Transactions and (ii) shares maintained through employee pension benefit plans subject to the Employee Retirement Income Security Act that offer the Excelsior Funds as an investment vehicle. The market timing policies as described above continue to apply to such employee benefit plans. Each Fund retains the right, without prior notice to shareholders, to reject any purchase or exchange order, to amend exemptions to the redemption fee policy (with respect to the High Yield Fund), and to change or cancel the exchange privilege, in each case at each Fund’s discretion. The Funds’ right to reject an exchange order will not prevent a shareholder from redeeming his/her shares.

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Shareholders seeking to engage in frequent trading may deploy a variety of strategies to avoid detection and despite the efforts of the Funds, there is no guarantee that the Funds’ procedures will in fact be able to identify all frequent trading or that such activity can be completely eliminated. The ability of the Funds and their agents to detect and curtail frequent trading practices is limited by operational systems and technological limitations. For example, a significant portion of the assets in the Funds are invested by financial intermediaries on behalf of their clients, often in omnibus accounts where individual shareholder investments are aggregated by the intermediary and a single account is opened with a Fund. Omnibus accounts are common among financial intermediaries and may be established for a variety of legitimate purposes, including promoting efficiency of account administration and the privacy of customer financial information. When a financial intermediary maintains an omnibus account with a Fund, the identity of the particular shareholders that make up the omnibus account is often not known to the Fund.

The Funds do not always know and cannot always reasonably detect frequent trading which may occur or be facilitated by financial intermediaries, particularly with regard to trading by shareholders in omnibus accounts. There may exist multiple tiers of omnibus accounts within a financial intermediary, which may further compound the difficulty to a Fund and its agents of detecting frequent trading in omnibus accounts. In addition, some financial intermediaries, particularly with respect to group retirement plans, do not have the ability to apply the Funds’ frequent trading policies and procedures to the underlying shareholders investing in the Funds, either because they do not have the systems capability to monitor such trades or they do not have access to relevant information concerning the underlying accounts. In these cases, the Funds will not be able to determine whether frequent trading by the underlying shareholders is occurring. Accordingly, the ability of the Funds to monitor and detect frequent trading through omnibus accounts is extremely limited, and there is no guarantee that the Funds will be able to identify shareholders who may be engaging in frequent trading through omnibus accounts or to curtail such trading. In seeking to identify and prevent frequent trading in omnibus accounts, the Funds will consider the information that is actually available at the time and attempt to identify suspicious trading patterns on the omnibus account level. If frequent trading in violation of a Fund’s policies is detected in omnibus accounts, the Fund, pursuant to contractual arrangements it maintains with the financial intermediary, will take steps with the assistance of those intermediaries to try to prevent the reoccurrence of such trading. Those steps may range from providing warning letters to shareholders or blocking such accounts from making future purchases or exchanges (but not redemptions) from the Funds.

Liquidity Risk

A Fund may not be able to pay redemption proceeds within the time period stated in this prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed income securities or emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events or adverse investor perceptions whether or not accurate.

U.S. Government Securities

Investments in U.S. Government securities may or may not be supported by the full faith and credit of the U.S. Government. Although many U.S. Government securities purchased by a Fund, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks (“FHLB”) may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and therefore, are not backed by the full faith and credit of the U.S. Government. Accordingly, no assurance can be given that the U.S. Government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

The maximum potential liability of the issuers of some U.S. Government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury and thus, it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such case, a Fund must look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment and may not be able to assert a claim against the U.S. Government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment.

The U.S. Government securities that a Fund may purchase include:

•	U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government.

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•	Securities issued by agencies, instrumentalities or sponsored enterprises of the U.S. Government that are backed by the full faith and credit of the U.S. Government. Among the agencies, instrumentalities and sponsored enterprises issuing these obligations are the Government National Mortgage Association (“Ginnie Mae”) and the Federal Housing Administration (“FHA”).
•	Securities issued by agencies, instrumentalities or sponsored enterprises that are not backed by the full faith and credit of the U.S. Government, but whose issuing agency, instrumentality or sponsored enterprise has the right to borrow from the U.S. Treasury to meet its obligations. Among these agencies, instrumentalities and sponsored enterprises issuing these obligations are Fannie Mae, Freddie Mac and the FHLB.
•	Securities issued by agencies, instrumentalities or sponsored enterprises that are backed solely by the credit of the issuing agency, instrumentality or sponsored enterprise. Among these agencies, instrumentalities and sponsored enterprises issuing these obligations is the Federal Farm Credit System.

Mortgage-Backed Securities

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

Municipal Issuer Risk

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of a Fund’s municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer’s ability to levy and collect taxes.

Concentration Risk

A Fund’s concentration of investments in issuers located in a single state may make that Fund more susceptible to adverse political or economic developments affecting that state. An investment in such a Fund may involve more risk than in mutual funds that buy securities of issuers in numerous states. For detailed information on the state specific risks associated with the New York Intermediate-Term Tax-Exempt Fund’s concentration in securities of issuers located in the State of New York and the California Short-Intermediate Term Tax-Exempt Income Fund’s concentration in securities of issuers located in the State of California, please see the Funds’ SAI.

High-Yield, Lower Rated Securities

High-yield, lower rated securities are subject to additional risks associated with investing in high-yield securities, including:

Greater risk of default or price declines due to changes in the issuer’s creditworthiness. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

A thinner and less active market, which may increase price volatility and limit the ability of a Fund to sell these securities at their carrying values.

Prices for high-yield, lower rated securities may be affected by investor perception of issuer credit quality and the outlook for economic growth, such that prices may move independently of interest rates and the overall bond market. Issuers of junk bonds may be more susceptible than other issuers to economic downturns.

Foreign Security Risks

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies

33

or governments may not be subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for foreign custodial arrangements may be higher than expenses for custodial arrangements of similar U.S. securities.

Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Currency Risk

As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. Investments in foreign securities denominated in foreign currencies involve additional risks, including: (i) the Funds may incur substantial costs in connection with conversions between various currencies: (ii) only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets; and (iii) securities transactions undertaken in some foreign markets may not be settled promptly so that the Funds’ investments may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Expropriation Risk

Foreign governments may expropriate the Funds’ investments either directly by restricting the Funds’ ability to sell a security or imposing exchange controls that restrict the sale of a currency, or indirectly by taxing the Funds’ investments at such high levels as to constitute confiscation of the security. There may be limitations on the ability of the Funds to pursue and collect a legal judgment against a foreign government.

Emerging Market Risk

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging markets countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Funds’ investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Temporary Investments

The investments and strategies described in this prospectus are those that are used under normal conditions. During adverse economic, market or other conditions, each Fund may take temporary defensive positions such as investing up to 100% of its assets in investments that would not ordinarily be consistent with a Fund’s objective, or remaining uninvested. The Fund may not achieve its goal when so invested. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

More Information About Fund Investments

In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices that are not principal investments or strategies of each Fund. These investments and strategies are described in detail in the Funds’ SAIs.

Disclosure of Portfolio Holdings

A schedule of the Funds’ portfolio holdings, as of the end of the prior month, will be available on the Funds’ website, http://www.excelsiorfunds.com. The Funds’ portfolio holdings schedule will be updated monthly, typically by the 15th calendar day after the end of each month. These schedules are also available by calling toll free at (800) 446-1012. The Funds may terminate or modify this policy at any time. Shareholders will be advised of any material change to this policy prior to its implementation. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in their SAIs.

Investment Adviser

Prior to December 16, 2005, the Funds were advised jointly by United States Trust Company of New York and U.S. Trust Company, N.A., through their respective separate identifiable divisions. Effective December 16, 2005, U.S. Trust Company, N.A.’s separately identifiable division was reorganized into a separate corporate entity named UST Advisers, Inc., a Delaware corporation that was a wholly-owned subsidiary of U.S. Trust Company, N.A. and the Funds were advised by either UST Advisers, Inc. or U.S. Trust New York Asset Management Division (“NYAMD”), the separately identifiable division of United States Trust Company of New York.

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Effective March 31, 2006, United States Trust Company of New York converted to a national charter and changed its name to United States Trust Company, National Association (“USTC-NA”) and merged U.S. Trust Company N.A., with USTC-NA as the surviving entity. As of March 31, 2006, the Funds are advised by NYAMD, a separate identifiable division of USTC-NA, or UST Advisers, Inc. (together with NYAMD, the “Advisers”), a wholly-owned subsidiary of USTC-NA, USTC-NA is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company. UST Advisers, Inc. serves as investment adviser to California Short-Intermediate Term Tax-Exempt Income Fund and NYAMD serves as investment adviser to the Core Bond, Intermediate-Term Bond, Short-Term Government Securities, High Yield, Long-Term Tax-Exempt, Intermediate-Term Tax-Exempt, Short-Term Tax-Exempt Securities, and New York Intermediate-Term Tax-Exempt Funds.

U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation (“Schwab”). Charles R. Schwab is the founder, Chairman and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its principal subsidiary Charles Schwab & Co., Inc., Schwab is one of the nation’s largest financial services firms and the nation’s largest electronic brokerage firm, in each case measured by customer assets.

USTC-NA (together with the other wholly-owned subsidiaries of U.S. Trust Corporation, “U.S. Trust”) is one of the oldest investment management companies in the country. Since 1853, U.S. Trust has been a leader in wealth management for sophisticated investors providing trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. On June 30, 2006, U.S. Trust had approximately $109 billion in aggregate assets under management. USTC-NA has its principal offices at 114 W. 47th Street, New York, NY 10036. UST Advisers, Inc. is headquartered in Stamford, Connecticut.

Each Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund’s investment program.

U.S. Trust advises and manages assets for its private clients and funds, some of which have investment objectives and policies similar to the Funds. U.S. Trust will not have any obligation to make available or use any information regarding these proprietary investment activities for the benefit of the Funds. The research department of U.S. Trust prepares research reports that are utilized by these Funds, wealth managers of U.S. Trust and Schwab and its affiliates. It is U.S. Trust’s intention to distribute this information as simultaneously as possible to all recipients. However, where the investment adviser of a Fund prepares such research, that Fund may and often does receive and act upon that information before it is disseminated to other parties, which in turn may have a negative effect on the price of the securities subject to research.

The Board of Directors of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. and the Board of Trustees of Excelsior Funds Trust supervise the Advisers and establish policies that the Advisers must follow in their management activities.

For the fiscal year ended March 31, 2006, the Advisers received advisory fees after waivers, as a percentage of average daily net assets, of:

Core Bond Fund	0.35%
Intermediate-Term Bond Fund	0.26%
Short-Term Government Securities Fund	0.17%
High Yield Fund	0.56%
Long-Term Tax-Exempt Fund	0.28%
Intermediate-Term Tax-Exempt Fund	0.20%
Short-Term Tax-Exempt Securities Fund	0.13%
New York Intermediate-Term Tax-Exempt Fund	0.32%
California Short-Intermediate Term Tax-Exempt Income Fund	0.00%

The Advisers have contractually agreed to waive fees to keep the Funds’ net annual fund operating expenses from exceeding the percentages stated in the “Annual Fund Operating Expenses” section for each Fund. This waiver agreement may not be terminated before July 31, 2007. In addition, the agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

The Funds’ semi-annual report to shareholders for the period ended September 30, 2005 contained a discussion of the basis of the Boards of Directors’/Trustees’ determination regarding whether to continue the investment advisory agreements.

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Portfolio Managers

The following individuals serve as portfolio managers for the Funds and are primarily responsible for the day-to- day management of the Funds’ portfolios. The SAIs have more detailed information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

Alexander D. Powers and Michael Zazzarino serve as the Core Bond Fund’s portfolio co-managers. Mr. Powers is primarily responsible for the day-to-day management of the Fund’s portfolio. He has been the Fund’s portfolio manager or co-manager since August 1997. Mr. Powers, as Managing Director, has been with U.S. Trust since 1996. A description of Mr. Zazzarino’s business experience is provided below.

Frank A. Salem, CFA and Alexander D. Powers serve as the Intermediate-Term Bond Fund’s portfolio co-managers. Mr. Salem is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Salem, a Managing Director, has been the Fund’s portfolio manager or co-manager since joining U.S. Trust in 1998. Prior to joining U.S. Trust, he was a Director and Portfolio Manager in the Fixed-Income Department of Mackay Shields in New York. A description of Mr. Powers’s business experience is provided above.

Michael Zazzarino and Alexander D. Powers serve as the Short-Term Government Securities Fund’s portfolio co-managers. Mr. Zazzarino is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Zazzarino, a Managing Director, has been the Fund’s portfolio co-manager since joining U.S. Trust in March 2005. Prior to joining U.S. Trust, he was a Vice President and Portfolio Manager in the Core Fixed Income Group at Brown Brothers Harriman from December 1998 to February 2005. A description of Mr. Powers’s business experience is provided above.

A.K. Rodgers Ratcliffe, CFA and Adam Moss serve as the High Yield Fund’s portfolio co-managers. Mr. Ratcliffe, a Senior Vice President and Senior Portfolio Manager, has been with U.S. Trust since 2000. Prior to joining U.S. Trust, Mr. Ratcliffe was the Senior Research Analyst for Northstar Investment Management from 1997 to 1999, where he was responsible for research for several high yield mutual funds. Mr. Moss, a Senior Vice President, portfolio manager and senior high yield analyst has been with U.S. Trust since 2001. Prior to joining U.S. Trust, Mr. Moss was an equity research associate for the Technology Group at Credit Suisse First Boston from 2000 to 2001. He also worked as a credit ratings analyst at Moody’s Investors Service for the High Yield Telecommunications group from 1997 to 2000.

Pamela Hunter serves as the portfolio manager for the Short-Term Tax-Exempt Securities, Intermediate Term Tax-Exempt, Long-Term Tax- Exempt and New York Intermediate-Term Tax-Exempt Funds and is primarily responsible for the day-to-day management of those Funds. Ms. Hunter, a Managing Director and Chief Administrative Officer, has been with U.S. Trust since 2004. Prior to joining U.S. Trust, she was a founding partner of Strategic Wealthcare Partners from 2002-2003, and a managing director and director of Tax Exempt Investments at Chase Asset Management, from 1980-2001.

Gary S. Larsen, CFA and Kathleen Meyer have served as the California Short-Intermediate Term Tax-Exempt Income Fund’s portfolio co-managers since 2000 and 2001, respectively. Mr. Larsen and Ms. Meyer are primarily responsible for the day to day management of the California Short-Intermediate Term Tax-Exempt Income Fund’s portfolio. Mr. Larsen, a Senior Vice President and Senior Fixed Income Portfolio Manager, has been with the Adviser since 1997. Ms. Meyer, a Vice President and Portfolio Manager, has been with the Adviser since 2000. Prior to joining U.S. Trust, she served as Vice President and Senior Portfolio Specialist with Merrill Lynch & Co.

Research, analyses, trade execution and other facilities provided by the Adviser and other personnel also play a significant role in portfolio management and performance.

Legal Proceedings

United States Trust Company of New York and U.S. Trust Company, N.A. (formerly, co-investment advisers to the Funds and together referred to herein as “U.S. Trust”) and Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (the “Companies”) were contacted in September 2003 by the Office of the New York State Attorney General (the “NYAG”), and U.S. Trust was contacted by the Securities and Exchange Commission (the “SEC”), in connection with their investigations of practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares (the “Investigations”). U.S. Trust and the Companies have provided full cooperation with respect to these Investigations and continue to review the facts and circumstances relevant to the Investigations. As disclosed previously, these investigations focused on circumstances in which a small number of parties were permitted to engage in short-term trading of shares of

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certain of the Excelsior Funds. The short-term trading activities permitted under these arrangements have been terminated and U.S. Trust has strengthened its policies and procedures to deter frequent trading of shares of the Excelsior Funds.

U.S. Trust, certain of its affiliates, the Companies and others have also been named in four class action lawsuits and two derivative actions which allege that U.S. Trust, certain of its affiliates, the Companies and others allowed certain parties to engage in illegal and improper mutual fund trading practices, which allegedly caused financial injury to the shareholders of certain of the Excelsior Funds managed by U.S. Trust. Each seeks unspecified monetary damages and related equitable relief.

The class and derivative actions described above were transferred to the United States District Court for the District of Maryland for coordinated and consolidated pre-trial proceedings. In November 2005, the Maryland court dismissed many of the plaintiffs’ claims in both the Fund Shareholder class action and the derivative lawsuits. Several affiliates of U.S. Trust and individual defendants have also been dismissed. Plaintiffs’ claims under Sections 10(b) and 20(a) of the Securities Exchange Act and under Section 36(b) and 48(a) of the Investment Company Act, however, have not been dismissed. Discovery has commenced with respect to plaintiffs’ remaining claims.

While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information, U.S. Trust believes that the likelihood is remote that the pending Investigations and private lawsuits will have a material adverse financial impact on the Companies, and further believes that the pending Investigations and private lawsuits are not likely to materially affect U.S. Trust’s ability to provide investment management services to the Companies.

Purchasing, Selling and Exchanging Fund Shares

This section tells you how to purchase, sell and exchange shares of the Funds.

As previously mentioned in this prospectus, the Funds discourage and do not knowingly accommodate short-term or excessive trading (including by means of exchanges) and the Funds have policies and procedures in place to identify and reject purchase orders and new accounts from persons whom the Fund has found to engage in frequent trading in contravention of the Fund’s policies. Generally, the Funds’ policies provide that any shareholder identified as having engaged in a pattern of purchase, sale and purchase or sale, purchase and sale, within a 45 day period in a Fund will be deemed to be frequent trading in the Fund and the Adviser will implement procedures to prevent future frequent trading by such shareholder. Under the Funds’ policies, exchanges from one Fund to another are deemed to be a sale with respect to the originating Fund and a purchase into the recipient Fund.

See “More Information About Principal Risks and Strategies—Frequent Trading” earlier in this prospectus for more information about the Funds’ frequent trading policies.

How to Purchase Fund Shares

You may purchase shares directly by:

•	Mail
•	Telephone
•	Wire
•	Automatic Investment Program, or
•	Automated Clearinghouse (ACH)

To purchase shares directly from us, please call (800) 446-1012 (from overseas, call (617) 483-7297), or complete and send in the application to Excelsior Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8529, Boston, MA 02266-8529. Unless you arrange to pay by wire or through the automatic investment program, write your check, payable in U.S. dollars, to “Excelsior Funds.” and include the name of the appropriate Fund(s) on the check. The Funds’ transfer agent cannot accept third-party checks, credit cards, credit card checks, money orders, starter checks or cash. To purchase shares by wire, please call us for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

State Street Bank & Trust

ABA #011000028

DDA #99055352

Specify Excelsior Fund Name

Fund Account Number

Account Registration

Investors making initial investments by wire must promptly complete the application and forward it to the address indicated on the application. Investors making subsequent investments by wire should follow the above instructions.

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You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution.

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities. The Funds have adopted such policies and procedures, including procedures to verify the identity of customers opening new accounts. Until such verification is made, the Funds may temporarily limit additional share purchases. The Funds also may limit additional share purchases or close an account if it is unable to verify a customer’s identity. In addition, the Funds and their agents reserve the right to “freeze” or “block” (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to, (i) where an accountholder appears on the list of “blocked” entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations, (ii) where a Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity, or (iii) when notice has been received by a Fund or its agents that there is a dispute between the registered or beneficial account owners.

General Information

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a “Business Day”). A Fund may reject any purchase request if it is determined that accepting the request would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share (NAV) next determined after the Funds’ transfer agent receives your purchase request in good order. We consider requests to be in “good order” when all required documents (including the accompanying payment as described above) are properly completed, signed and received.

Each Fund calculates its NAV once each Business Day at the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time) (the “Evaluation Time”). So, for you to receive the current Business Day’s NAV, the Funds’ transfer agent must receive your purchase request in good order before the Evaluation Time.

How We Calculate NAV

NAV of each class of the Funds is the value of the assets attributable to the class less liabilities attributable to the class, divided by the number of outstanding shares of the class.

The Funds generally value short-term fixed income and money market securities with remaining maturities of 60 days or less at amortized cost. Securities for which market quotations are readily available are valued at their current market value, as determined by such quotations. Securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with policies and procedures established by the Boards of Directors/Trustees. In accordance with these policies and procedures, the Boards of Directors/Trustees have delegated to the Adviser the responsibility to oversee the implementation of these policies and procedures. The Adviser has established a Pricing Committee to fulfill this function. The Pricing Committee, in accordance with the Funds’ pricing policies and procedures, is responsible for making fair value determinations. In determining fair value, a Fund will seek to assign a value to the security which it believes represents the amount that the Fund could reasonably expect to receive upon its current sale. With respect to securities that are actively traded on U.S. exchanges, the Funds expect that market quotations will generally be available and that fair value might be used only in limited circumstances, such as when trading for a security is halted during the trading day. For securities traded principally on foreign exchanges, a Fund may use fair value pricing if an event occurs after the close of trading of the principal foreign exchange on which a security is traded, but before calculation of the Fund’s NAV, which the Fund believes affects the value of the security since its last market quotation. Such events may involve situations relating to a single issuer (such as news related to the issuer announced after the close of the principal foreign exchange), or situations relating to sectors of the market or the markets in general (such as significant fluctuations in the U.S. or foreign markets or significant changes in exchange rates, natural disasters, armed conflicts, or governmental actions). In determining whether a significant event has occurred with respect to securities traded principally in foreign markets, the Funds may engage a third party fair value service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a

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designated U.S. securities market index occurring from the time of close of the relevant foreign market and the Evaluation Time. Fair value pricing may also be used to value restricted securities (which may include junk bonds) held by a Fund or to value securities where the Fund has determined, because of the lack of recent meaningful trading activity for the security, that the most recent market quotation no longer represents the securities current market value. Fair value pricing involves judgments that are inherently subjective and inexact and it is not possible to determine with certainty when, and to what extent, an event will affect a market price. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Some Funds may hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of the Funds’ investments may change on days when you cannot purchase or sell Fund shares.

Minimum Purchases

To purchase shares for the first time, you must invest at least $500 ($250 for IRAs) in any Fund. Your subsequent investments in any Fund must be made in amounts of at least $50. A Fund may accept investments of smaller amounts at its discretion.

Automatic Investment Program

If you have a checking, money market or NOW account with a bank, you may purchase shares automatically through regular deductions from your account in amounts of at least $50 per transaction.

With a $50 minimum initial investment, you may begin regularly scheduled investments once per month, on either the first or fifteenth day, or twice per month, on both days.

How to Sell Your Fund Shares

You may sell (redeem) shares directly by:

•	Mail
•	Telephone
•	Systematic Withdrawal Plan, or
•	Automated Clearinghouse (ACH)

Holders of Fund shares may sell shares by following the procedures established when they opened their account or accounts. If you have questions, call (800) 446-1012 (from overseas, call (617) 483-7297). Shares will not be redeemed by the Funds’ transfer agent unless all required documents have been received by the Fund.

You may sell your shares by sending a written request for redemption to:

Excelsior Funds

c/o Boston Financial Data Services, Inc.

P.O. Box 8529

Boston, MA 02266-8529

Please be sure to indicate the number of shares to be sold, identify your account number and sign the request.

To sell your shares by telephone, you must own your shares directly and have previously established telephone redemption privileges for your account. You can establish telephone redemption privileges by so indicating on the account application or by contacting the Funds’ transfer agent. Once your account is set up for telephone redemptions, you may sell your shares on any Business Day by calling the Funds’ transfer agent at (800) 446-1012 (from overseas call (617) 483-7297). The minimum amount for telephone redemptions is $500.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to sell $50,000 or more of your shares, or any amount if the proceeds are to be sent to an address other than the address of record, you must notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Funds’ transfer agent receives your request in good order.

Shares of the High Yield Fund purchased on or after October 16, 2006, will be subject to a 2.00% redemption fee of the value of the shares redeemed or exchanged within 30 days of the date of purchase. The redemption fee is intended to limit short-term trading in the High Yield Fund or, to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. The redemption fee will be paid to the High Yield Fund. The High Yield Fund reserves the right, at its discretion, to waive, modify or

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terminate the redemption fee. The High Yield Fund exempts from redemption fees (i) Transactions (as defined under “More Information About Principal Risks and Strategies—Frequent Trading”) and (ii) shares maintained through employee pension benefit plans subject to the Employee Retirement Income Security Act that offer the High Yield Fund as an investment vehicle. Redemption fees will be applied on a “first-in, first-out” (“FIFO”) basis.

Systematic Withdrawal Plan

If you have at least $10,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

Receiving Your Money

Normally, we will send your sale proceeds within seven days after we receive your request in good order. Your proceeds can be wired to your bank account (if more than $500) or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

Redemptions in Kind

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise, we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Involuntary Sales of Your Shares

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days’ written notice to give you time to add to your account and avoid the sale of your shares.

Suspension of Your Right to Sell Your Shares

A Fund may suspend your right to sell your shares if the NYSE restricts trading, or if the SEC declares an emergency. More information about this is in the Funds’ SAIs.

How to Exchange Your Shares

You may exchange your Shares class shares on any Business Day for the Shares class shares of any portfolio of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., or Excelsior Funds Trust. In order to protect other shareholders, your exchanges may be limited if it is in the best interests of a Fund or its shareholders. This limitation is not intended to limit a shareholder’s right to redeem shares. Rather, the limitation is intended to curb short-term trading. Shares can be exchanged directly by mail, or by telephone if you previously selected the telephone exchange option on the account application.

You may also exchange shares through your financial institution. Exchange requests must be for an amount of at least $500. If you recently purchased shares by check, you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase). This exchange privilege may be changed or canceled at any time upon 60 days’ notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request in good order. An exchange of shares for shares in another fund is a taxable event.

Effective October 16, 2006, there is a 2.00% redemption fee on shares of the High Yield Fund exchanged within 30 days of purchase. See “How to Sell Your Fund Shares” above for more information.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not liable for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine, provided that the Funds follow their telephone transaction procedures. If you or your financial institution transact with a Fund over the telephone, you will generally bear the risk of any loss.

Authorized Intermediaries

Certain intermediaries, such as brokers or other shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. These intermediaries may authorize other organizations to accept purchase, redemption and exchange requests for Fund shares. These requests are normally executed at

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the NAV next determined after the intermediary receives the request in good order. Authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

Shareholder and Administrative Services

The Funds are permitted to pay a fee of up to 0.25% of the average daily net assets of a Fund to certain organizations for providing shareholder and administrative services to their customers who hold shares of the Funds. These services may include assisting in the processing of purchase, redemption and exchange requests, providing periodic account statements and other administrative services.

Distribution of Fund Shares

The High Yield Fund has adopted a distribution plan that allows shares of the Fund to pay distribution fees for the sale and distribution of its Shares class shares in an amount not to exceed the annual rate of 0.25% of the average daily net asset value of the Fund’s outstanding Shares class shares. However, fees are not currently being paid under the distribution plan with respect to Shares class. If the distribution plan is ever implemented with respect to Shares class, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales and charges because these fees are paid out of the Fund’s assets continuously.

To the extent allowable under NASD rules, the Funds’ distributor may make payments to third party brokers’ promotional incentive programs for dealers, which will be paid for by the distributor out of any rule 12b-1 distribution fees that may be paid by the Fund and available for such expenditure from time to time. Subject to NASD rules and regulation, compensation may include promotional and other merchandise, and sponsorship or funding of sales and training programs and other special events. Compensation may also include payment for reasonable expenses incurred in connection with trips taken by invited registered representatives for meetings or seminars of a training or educational nature.

The Adviser or an affiliate may, from time to time, out of its own financial resources, make cash payments to some but not all brokers, dealers or financial intermediaries for shareholder services, as an incentive to sell shares of the Funds and/or to promote retention of their customers’ assets in the Funds. These payments, sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase the Fund’s shares or the amount the Funds receive as proceeds from such sales. Revenue sharing payments may be made to brokers, dealers and other financial intermediaries that provide services to the Funds or to shareholders in the Funds, including (without limitation) shareholder servicing, transaction processing, sub-accounting services, marketing support and/or access to sales meetings, sales representatives and management representatives of the broker, dealer or other financial intermediary. Revenue sharing payments may also be made to brokers, dealers and other financial intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement in cases where the broker, dealer or other financial intermediary provides shareholder services to Fund shareholders. Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar-amount. The Adviser negotiates the level of payments described above to any particular broker, dealer or intermediary with each firm.

Dividends and Distributions

Each Fund distributes its income by declaring a dividend daily and paying accumulated dividends monthly.

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund’s record date, you will be entitled to receive the distribution.

Dividends and distributions will be paid in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice. Dividends and distributions received in cash or additional shares are both taxable.

Taxes

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as dividend or ordinary income unless the Fund qualifies to distribute tax-exempt income. If the income is taxable, you will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

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If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but, if taxable, you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as “buying into a dividend.”

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you received for them. Your initial tax basis will be the amount you pay for your shares including sales commissions. To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will be currently taxable if the purchase of such shares is attributable to debt financing.

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however, to the portions of each Fund’s distributions, if any, that are attributable to interest on federal securities.

Regarding the Tax-Exempt Funds, the Funds anticipate that substantially all of their income dividends will be “exempt interest dividends,” which are exempt from regular federal income taxes. However, some distributions will be taxable, such as dividends that are attributable to gains on bonds that are acquired at a “market discount,” and distributions of short and long-term capital gains.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Tax-Exempt Fund will generally not be deductible for federal income tax purposes.

A portion of the exempt-interest dividends may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

If you receive an exempt-interest dividend with respect to any shares and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the California Short-Intermediate Term Tax-Exempt Income Fund consists of obligations, which if held by an individual would pay interest that is exempt from California personal income tax, then dividends paid by the Fund to its individual shareholders will be exempt from California personal income tax.

For investors in the Tax-Exempt Funds, interest income derived from securities issued by agencies or instrumentalities of a particular state for which the particular Fund is named may not be subject to taxation by that state or locality.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

More information about taxes is in the Funds’ SAIs.

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Financial Highlights

The tables that follow present performance information about the Shares class of each Fund. This information is intended to help you understand each Fund’s financial performance for the past five years, or, if shorter, the period of the Fund’s operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. The information for the years ended March 31, 2002 and 2003, was audited by Ernst & Young LLP (“E&Y”), the Funds’ independent registered public accounting firm during those periods. The information for the years ended March 31, 2004, 2005, and 2006 was audited by Deloitte & Touche LLP (“D&T”). E&Y’s reports and D&T’s reports, along with each Fund’s financial statements, are incorporated by reference into the Funds’ SAIs. You can obtain the annual report, which contains more performance information, at no charge by calling (800) 446-1012 (from overseas, call (617) 483-7279).

CORE BOND FUND

	Year Ended March 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$9.15	$9.43	$9.43	$8.95	$9.11

Income From Investment Operations
Net Investment Income	0.37 [1]	0.37 [1]	0.38	0.47	0.49
Net Gains (Losses) on Investments (both realized and unrealized)	(0.18)[1]	(0.23)[1]	0.14	0.50	(0.10)

Total From Investment Operations	0.19	0.14	0.52	0.97	0.39

Less Distributions
Dividends From Net Investment Income	(0.38)	(0.37)	(0.38)	(0.48)	(0.50)
Distributions From Net Realized Gain on Investments	(0.12)	(0.05)	(0.14)	(0.01)	(0.05)

Total Distributions	(0.50)	(0.42)	(0.52)	(0.49)	(0.55)

Net Asset Value, End of Year	$8.84	$9.15	$9.43	$9.43	$8.95

Total Return	2.00%	1.55%	5.74%	11.07%	4.34%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$281.77	$211.93	$269.03	$293.18	$247.80
Ratio of Net Operating Expenses to Average Net Assets	0.90%	0.90%	0.87%	0.84%	0.87%
Ratio of Gross Operating Expenses to Average Net Assets2	1.30%	1.27%	1.11%	0.95%	1.04%
Ratio of Net Investment Income to Average Net Assets	4.05%	3.99%	4.06%	5.10%	5.39%
Portfolio Turnover Rate	95%	90%	84%	120%	129%

Notes:

1.	For comparative purposes, per share amounts are based on average shares outstanding.
2.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

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INTERMEDIATE-TERM BOND FUND

	Year Ended March 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$7.16	$7.40	$7.39	$7.10	$7.18

Income From Investment Operations
Net Investment Income	0.27 [1]	0.26 [1]	0.26	0.37	0.39
Net Gains (Losses) on Investments (both realized and unrealized)	(0.12)[1]	(0.22)[1]	0.11	0.36	(0.06)

Total From Investment Operations	0.15	0.03	0.37	0.73	0.33

Less Distributions
Dividends From Net Investment Income	(0.28)	(0.26)	(0.26)	(0.40)	(0.39)
Distributions From Net Realized Gain on Investments	(0.02)	(0.01)	(0.10)	(0.04)	(0.02)

Total Distributions	(0.30)	(0.27)	(0.36)	(0.44)	(0.41)

Net Asset Value, End of Year	$7.01	$7.16	$7.40	$7.39	$7.10

Total Return	2.06%	0.45%	5.25%	10.50%	4.60%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$437.07	$410.39	$413.27	$404.63	$273.27
Ratio of Net Operating Expenses to Average Net Assets	0.72%	0.60%	0.56%	0.53%	0.52%
Ratio of Gross Operating Expenses to Average Net Assets[2]	0.81%	0.81%	0.69%	0.69%	0.69%
Ratio of Net Investment Income to Average Net Assets	3.74%	3.53%	3.56%	4.56%	5.47%
Portfolio Turnover Rate	75%	59%	85%	98%	117%

Notes:

1.	For comparative purposes, per share amounts are based on average shares outstanding.
2.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

SHORT-TERM GOVERNMENT SECURITIES FUND

	Year Ended March 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$7.00	$7.22	$7.31	$7.11	$7.09

Income From Investment Operations
Net Investment Income	0.20 [1]	0.18 [1]	0.16	0.26	0.33
Net Gains (Losses) on Investments (both realized and unrealized)	(0.04)[1]	(0.18)[1]	(0.03)	0.25	0.05

Total From Investment Operations	0.16	—	0.13	0.51	0.38

Less Distributions
Dividends From Net Investment Income	(0.24)	(0.22)	(0.20)	(0.26)	(0.34)
Distributions From Net Realized Gain on Investments	—	—	(0.02)	(0.05)	(0.02)

Total Distributions	(0.24)	(0.22)	(0.22)	(0.31)	(0.36)

Net Asset Value, End of Year	$6.92	$7.00	$7.22	$7.31	$7.11

Total Return	2.36%	0.01%	1.90%	7.27%	5.35%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$339.17	$402.52	$469.22	$499.52	$193.78
Ratio of Net Operating Expenses to Average Net Assets	0.65%	0.60%	0.53%	0.49%	0.51%
Ratio of Gross Operating Expenses to Average Net Assets[2]	0.77%	0.79%	0.67%	0.64%	0.61%
Ratio of Net Investment Income to Average Net Assets	2.83%	2.57%	2.26%	3.22%	4.33%
Portfolio Turnover Rate	118%	106%	231%	170%	75%

Notes:

1.	For comparative purposes, per share amounts are based on average shares outstanding.
2.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

44

HIGH YIELD FUND

	Year Ended March 31,
	2006	2005	2004		2003	2002
Net Asset Value, Beginning of Year	$4.67	$4.71	$3.99		$6.20	$7.26

Investment Operations:
Net Investment Income	0.31 [1]	0.34 [1]	0.35	[1]	0.88 [1]	1.08
Net Gains (Losses) on Investments (both realized and unrealized)	(0.14)[1]	(0.08)[1]	0.71	[1]	(1.54)[1]	(1.01)

Total from Investment Operations	0.17	0.26	1.06		(0.66)	0.07

Less Distributions:
Dividends From Net Investment Income	(0.31)[2]	(0.30)	(0.34)[3]		(1.55)[4]	(1.09)
Distributions From Net Realized Gains	—	—	—		—	(0.04)

Total Distributions	(0.31)	(0.30)	(0.34)		(1.55)	(1.13)

Net Asset Value, End of Year	$4.53	$4.67	$4.71		$3.99	$6.20

Total Return	3.72%	5.54%	27.45%		(10.49)%	1.27%
Ratios/Supplemental Data
Net Assets at End of Year (in millions)	$136.99	$156.14	$151.48		$131.34	$172.89
Ratio of Net Operating Expenses to Average Net Assets	1.05%	1.04%	1.05%		1.08%	1.03%
Ratio of Gross Operating Expenses to Average Net Assets5	1.29%	1.30%	1.36%		1.35%	1.35%
Ratio of Net Investment Income to Average Net Assets	6.84%	6.50%	7.79%		18.06%	17.56%
Portfolio Turnover Rate	62%	70%	170%		153%	310%

Notes:

1.	For comparative purposes, per share amounts are based on average shares outstanding.
2.	Includes a tax return of capital of $(0.01).
3.	Includes a tax return of capital of $(0.08).
4.	Includes a tax return of capital of $(0.51).
5.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

LONG-TERM TAX-EXEMPT FUND

	Year Ended March 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$10.07	$10.08	$9.95	$9.48	$9.62

Income From Investment Operations
Net Investment Income	0.31 [1]	0.27 [1]	0.26	0.29	0.36
Net Gains (Losses) on Investments (both realized and unrealized)	(0.04)[1]	(0.01)[1]	0.13	0.47	(0.14)

Total From Investment Operations	0.27	0.27	0.39	0.76	0.22

Less Distributions
Dividends From Net Investment Income	(0.31)	(0.28)	(0.26)	(0.29)	(0.36)

Total Distributions	(0.31)	(0.28)	(0.26)	(0.29)	(0.36)

Net Asset Value, End of Year	$10.03	$10.07	$10.08	$9.95	$9.48

Total Return	2.64%	2.68%	4.01%	8.12%	2.29%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$61.26	$62.82	$72.78	$94.97	$115.18
Ratio of Net Operating Expenses to Average Net Assets	0.80%	0.80%	0.73%	0.70%	0.72%
Ratio of Gross Operating Expenses to Average Net Assets2	1.02%	1.05%	0.80%	0.77%	0.82%
Ratio of Net Investment Income to Average Net Assets	3.01%	2.74%	2.64%	2.99%	3.66%
Portfolio Turnover Rate	88%	87%	111%	51%	35%

Notes:

1.	For comparative purposes, per share amounts are based on average shares outstanding.
2.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

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INTERMEDIATE-TERM TAX-EXEMPT FUND

	Year Ended March 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$9.41	$9.69	$9.88	$9.39	$9.57

Income From Investment Operations
Net Investment Income	0.29 [1]	0.26 [1]	0.26	0.31	0.35
Net Gains (Losses) on Investments (both realized and unrealized)	(0.11)[1]	(0.24)[1]	0.15	0.55	(0.12)

Total From Investment Operations	0.18	0.02	0.41	0.86	0.23

Less Distributions
Dividends From Net Investment Income	(0.29)	(0.26)	(0.26)	(0.31)	(0.35)
Distributions From Net Realized Gain on Investments	(0.01)	(0.04)	(0.34)	(0.06)	(0.06)

Total Distributions	(0.30)	(0.30)	(0.60)	(0.37)	(0.41)

Net Asset Value, End of Year	$9.29	$9.41	$9.69	$9.88	$9.39

Total Return	1.93%	0.20%	4.19%	9.31%	2.41%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$352.70	$349.54	$387.62	$407.10	$370.02
Ratio of Net Operating Expenses to Average Net Assets	0.65%	0.65%	0.56%	0.51%	0.52%
Ratio of Gross Operating Expenses to Average Net Assets2	0.80%	0.81%	0.63%	0.59%	0.64%
Ratio of Net Investment Income to Average Net Assets	3.09%	2.69%	2.60%	3.15%	3.67%
Portfolio Turnover Rate	69%	—	31%	48%	67%

Notes:

1.	For comparative purposes, per share amounts are based on average shares outstanding.
2.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

SHORT-TERM TAX-EXEMPT SECURITIES FUND

	Year Ended March 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$7.13	$7.22	$7.20	$7.17	$7.15

Income From Investment Operations
Net Investment Income	0.14 [1]	0.09 [1]	0.08	0.12	0.20
Net Gains (Losses) on Investments (both realized and unrealized)	(0.05)[1]	(0.09)[1]	0.02	0.03	0.03

Total From Investment Operations	0.09	—	0.10	0.15	0.23

Less Distributions
Dividends From Net Investment Income	(0.14)	(0.09)	(0.08)	(0.12)	(0.20)
Distributions From Net Realized Gain on Investments	—	— [2]	—	—	(0.01)

Total Distributions	(0.14)	(0.09)	(0.08)	(0.12)	(0.21)

Net Asset Value, End of Year	$7.08	$7.13	$7.22	$7.20	$7.17

Total Return	1.33%	(0.01)%	1.40%	2.04%	3.20%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$133.21	$239.06	$360.60	$291.28	$165.69
Ratio of Net Operating Expenses to Average Net Assets	0.60%	0.60%	0.47%	0.46%	0.48%
Ratio of Gross Operating Expenses to Average Net Assets3	0.77%	0.76%	0.59%	0.58%	0.55%
Ratio of Net Investment Income to Average Net Assets	1.97%	1.21%	1.12%	1.57%	2.60%
Portfolio Turnover Rate	111%	10%	99%	31%	111%

Notes:

1.	For comparative purposes, per share amounts are based on average shares outstanding.
2.	Amount represents less than $0.01 per share.
3.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

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NEW YORK INTERMEDIATE-TERM TAX-EXEMPT FUND

	Year Ended March 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$8.71	$8.97	$9.12	$8.74	$8.83

Income From Investment Operations
Net Investment Income	0.24[1]	0.22 [1]	0.22	0.27	0.31
Net Gains (Losses) on Investments (both realized and unrealized)	(0.04)[1]	(0.17)[1]	0.14	0.51	(0.09)

Total From Investment Operations	0.20	0.05	0.36	0.78	0.22

Less Distributions
Dividends From Net Investment Income	(0.24)	(0.22)	(0.22)	(0.27)	(0.31)
Distributions From Net Realized Gain on Investments	(0.12)	(0.09)	(0.29)	(0.13)	—

Total Distributions	(0.36)	(0.31)	(0.51)	(0.40)	(0.31)

Net Asset Value, End of Year	$ 8.55	$ 8.71	$ 8.97	$ 9.12	$ 8.74

Total Return	2.25%	0.52%	4.06%	8.96%	2.54%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$131.03	$138.25	$178.11	$187.40	$178.61
Ratio of Net Operating Expenses to Average Net Assets	0.80%	0.80%	0.68%	0.67%	0.67%
Ratio of Gross Operating Expenses to Average Net Assets2	0.98%	0.98%	0.73%	0.72%	0.72%
Ratio of Net Investment Income to Average Net Assets	2.71%	2.46%	2.41%	2.96%	3.53%
Portfolio Turnover Rate	83%	15%	42%	43%	45%

Notes:

1.	For comparative purposes, per share amounts are based on average shares outstanding.
2.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

CALIFORNIA SHORT-INTERMEDIATE TERM TAX-EXEMPT INCOME FUND

	Year Ended March 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$7.27	$7.49	$7.49	$7.27	$7.30

Income From Investment Operations
Net Investment Income	0.23[1]	0.23 [1]	0.24	0.25	0.26
Net Gains (Losses) on Investments (both realized and unrealized)	(0.11)[1]	(0.22)[1]	—	0.22	(0.02)

Total From Investment Operations	0.12	0.01	0.24	0.47	0.24

Less Distributions
Dividends From Net Investment Income	(0.23)	(0.23)	(0.24)	(0.25)	(0.26)
Distribution From Net Realized Gain on Investments	—	—	—	— [2]	(0.01)

Total Distribution	(0.23)	(0.23)	(0.24)	(0.25)	(0.27)

Net Asset Value, End of Year	$7.16	$7.27	$7.49	$7.49	$7.27

Total Return	1.60%	0.20%	3.19%	6.59%	3.32%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$66.36	$62.95	$66.89	$66.19	$58.23
Ratio of Net Operating Expenses to Average Net Assets	0.50%	0.50%	0.50%	0.46%	0.50%
Ratio of Gross Operating Expenses to Average Net Assets[3]	1.03%	1.05%	0.90%	0.50%	0.87%
Ratio of Net Income to Average Net Assets	3.11%	3.18%	3.14%	3.36%	3.55%
Portfolio Turnover Rate	48%	10%	15%	9%	4%

Notes:

1.	For comparative purposes, per share amounts are based on average shares outstanding.
2.	Amount represents less than $0.01 per share.
3.	Expense ratio before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

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Excelsior Funds’ Privacy Notice

A Commitment to Your Privacy

At Excelsior Funds (“Excelsior”), our most important asset is our relationship with you. We are honored that you have entrusted us with your financial affairs, and we are committed to safeguarding the privacy of information we maintain about you. Establishing and adhering to an effective privacy policy is an important part of that dedication. Below, you will find details about Excelsior’s commitment to protecting your privacy, including the types of information we collect about you, and how we use and share that information. Our privacy policy applies to all clients with whom we have a relationship and is also extended to each of our former clients.

Your Privacy is Not for Sale

Simply put, we do not and will not sell your personal information to anyone, for any reason, at any time.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	Application and registration information.

We collect information from you when you open an account. We may also collect information from consumer reporting agencies in the account-opening process. The information we collect may include your name, address, phone number, email address, Social Security number and date of birth.

•	Account history.

Once you have opened an account with Excelsior, we collect and maintain personal information about your account activity, including your transactions. This information allows us to administer your account.

•	Third-party information providers.

We may collect information about you from information services and consumer reporting agencies to verify your identity.

•	Website usage.

When you visit our website, our computer may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools enable us to recognize you when you return to our site, maintain your web session while you browse, as well as help us provide you with a better, more personalized experience.

How We Share Information About You

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;
•	when we use another company to provide services for us, such as printing and mailing your account statements;
•	when we believe that disclosure is required or permitted under law. For example, we may be required to disclose personal information to cooperate with regulatory or law enforcement authorities, to resolve consumer disputes, to perform credit/authentication checks, or for risk control.

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information, Maintaining Your Trust

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations. Companies we use to provide support services are not allowed to use information about our clients for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested. We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information. We maintain physical, electronic and procedural safeguards to protect personal information.

Teaming Up Against Identity Theft

Identity theft is a serious concern to all of us. Safeguarding information to help protect you from identity theft is our priority. Excelsior takes steps to protect you from identity theft by:

•	utilizing client identification and authentication procedures before initiating transactions;
•	ensuring our employees are trained to safeguard personal information about you.

You can also help protect your identity and accounts. Here are a few steps to remember:

•	Excelsior will never request your account number, login password, or Social Security number in either a non-secure or unsolicited email communication;

48

•	shred documents that contain personal information;
•	check your credit report regularly for unauthorized activity and protect your personal identification numbers (PINs) and personal data.

Greater Accuracy Means Better Protection

We are committed to keeping accurate, up-to-date records to help ensure the integrity of the information we maintain about you. If you identify an inaccuracy in this information, or you need to make a change to it, please contact us promptly by calling 1-800-446-1012.

A Commitment to Keeping You Informed

We will provide you with advance notice of important changes to our information-sharing practices.

Contact Us with Questions

If you have any questions or concerns, please contact your Relationship Officer or Excelsior at 1-800-446-1012.

©2006 Excelsior Funds. All rights reserved. REG11000EF-01 (07/06) 606EG/064

49

Excelsior Funds, Inc.

Excelsior Funds Trust

Excelsior Tax-Exempt Funds, Inc.

Investment Adviser

United States Trust Company, National Association

114 W. 47th Street

New York, New York 10036

or

UST Advisers, Inc.

225 High Ridge Road

Stamford, Connecticut 06905

101 Montgomery Street

San Francisco, California 94104

Distributor

BISYS Fund Services Limited Partnership

100 Summer Street, Suite 1500

Boston, Massachusetts 02110

More information about each Fund is available without charge through the following:

Statements of Additional Information (SAIs)

The SAIs dated July 31, 2006, include detailed information about Excelsior Funds, Inc, Excelsior Funds Trust and Excelsior Tax-Exempt Funds, Inc. The SAIs are on file with the SEC and are incorporated by reference into this prospectus. This means that the SAIs, for legal purposes, are a part of this prospectus.

Annual and Semi-Annual Reports

These reports contain additional information about the Funds’ investments. The Annual Report also lists each Fund’s holdings and discusses the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

You may obtain an SAI or Annual or Semi-Annual Report free of charge by telephone, by mail, or on the Funds’ website, as follows:

By Telephone:  Call (800) 446-1012 (from overseas, call (617) 483-7297)

By Mail:  Excelsior Funds, P.O. Box 8529, Boston, MA 02266-8529 (or, if by overnight or certified mail, 66 Brooks Drive, Braintree, MA 02184)

By Internet:  http://www.excelsiorfunds.com

From the SEC:  You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Excelsior Funds, Inc., Excelsior Funds Trust and Excelsior Tax-Exempt Funds, Inc., from the EDGAR Database on the SEC’s website (“http://www.sec.gov”). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

Excelsior Funds, Inc.’s, Excelsior Funds Trust’s and Excelsior Tax-Exempt Funds, Inc.’s Investment Company Act registration numbers are 811-4088, 811-8490 and 811-4101, respectively.

PRO-FIXEDINC-0706

Excelsior Institutional Funds

July 31, 2006

Excelsior Funds, Inc.

Excelsior Funds Trust

MONEY FUND

VALUE AND RESTRUCTURING FUND

MID CAP VALUE AND RESTRUCTURING FUND

INTERNATIONAL EQUITY FUND

HIGH YIELD FUND

EQUITY OPPORTUNITIES FUND

EMERGING MARKETS FUND

CORE BOND FUND

Investment Adviser

United States Trust Company, National Association

or

UST Advisers, Inc.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Excelsior Funds, Inc. and Excelsior Funds Trust are mutual funds that offer shares in separate investment portfolios that have individual investment goals, strategies and risks. This prospectus gives you important information about the Institutional Shares class of the Money, Value and Restructuring, Emerging Markets and Core Bond Funds of Excelsior Funds, Inc., and the Mid Cap Value and Restructuring, International Equity, High Yield and Equity Opportunities (formerly, the Equity Core Fund) Funds of Excelsior Funds Trust (the “Funds”) that you should know before investing. In addition to the Institutional Shares class, which is offered in this prospectus, the Value and Restructuring, Core Bond and Mid Cap Value and Restructuring Funds offer two other classes of shares: Shares and Retirement Shares, and the Money, High Yield, Equity Opportunities and Emerging Markets Funds offer one other class of shares: Shares, each of which are offered in separate prospectuses. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. You will find specific information in this prospectus about each of the Funds plus general information on the Funds. You may find additional information in each Fund’s Statement of Additional Information (each, an SAI), which are incorporated by reference into this prospectus. Please read this prospectus carefully before you invest or send money. For more detailed information about each Fund, please see:

Introduction

Each Fund is a mutual fund. A mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities.

United States Trust Company, National Association, through its separate identifiable division, U.S. Trust New York Asset Management Division, and UST Advisers, Inc. each serve independently as investment adviser to certain of the Funds (each an “Adviser” and together, the “Advisers”). See “Investment Adviser” later in this prospectus for more information about which Adviser serves as investment adviser to each Fund.

Certain Funds in this prospectus invest in “equity securities,” which include common stocks, preferred stocks and warrants, as well as other securities convertible into common stocks. Certain Funds invest in “fixed income securities,” which include bonds and other debt securities.

Following is a summary of the principal investment policies, strategies and risks of each of the Funds. Further information about risks associated with investing in the Funds can be found in “More Information About Principal Risks and Strategies” in this prospectus and in the SAIs.

The investment objective for the Money, Value and Restructuring, High Yield and Core Bond Funds is fundamental and may not be changed without the approval of the shareholders. The investment objective for the Mid Cap Value and Restructuring, International Equity, Equity Opportunities and Emerging Markets Funds is not fundamental and may be changed without shareholder approval. Except as expressly noted otherwise in the prospectus, each Fund’s investment policies and strategies may be changed without shareholder approval. There can be no assurance that any Fund will be able to achieve its investment objective.

Limitations and restrictions on the level of investment in securities that are discussed in this prospectus and that are expressed in terms of percentage limitations are measured at the time of investment, unless specifically indicated otherwise. Changes in market values that cause a percentage limitation to be exceeded will not necessarily require that securities be sold.

A Fund share is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

3

Money Fund

Investment Objective

The Money Fund seeks as high a level of current income as is consistent with liquidity and stability of principal.

Principal Investment Strategy

The Fund invests substantially all of its assets in high quality, U.S. dollar-denominated money market instruments, such as bank certificates of deposit, bankers’ acceptances, commercial paper, corporate debt, mortgage-backed securities, obligations issued or guaranteed by the U.S. government and its agencies and instrumentalities and fully collateralized repurchase agreements. In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

The Fund is a money market fund and seeks to value its investment portfolio at amortized cost and to maintain a stable net asset value per share of $1.00. The Fund invests only in money market instruments with a remaining maturity of 13 months or less that the Adviser believes present minimal credit risk. The Fund maintains an average weighted remaining maturity of 90 days or less and broadly diversifies its investments as to maturities, issuers and providers of credit support.

Principal Risks

The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise.

An investment in the Fund is subject to income risk, which is the possibility that the Fund’s yield will decline due to falling interest rates. Your investment is also subject to the risk that the investment return generated by the Fund may be less than the rate of inflation.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changing interest rates.

The Fund’s U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. Investments in U.S. government securities, while minimizing risk of loss, may produce a lower yield than investments in other types of instruments.

Although the Fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund. You should consider the risks described in this prospectus before you decide to invest in the Fund.

Investor Profile

Conservative investors seeking current income, liquidity and stability of principal.

4

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Institutional Shares class from year to year.

Best Quarter 1.61% (12/31/00)	Worst Quarter 0.20% (3/31/04)

The Fund’s Institutional Shares class performance for the six month period ending June 30, 2006 was 2.23%.

This table shows the average annual total returns of the Fund’s Institutional Shares class for the periods ended December 31, 2005.

	1 Year	5 Year	Since Inception
Money Fund	3.04%	2.13%	2.83%	*

*	Since December 16, 1999

Call 1-800-881-9358 for the Fund’s most current 7-day yield.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Institutional Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.25%
Other Expenses	0.19%
Total Annual Fund Operating Expenses	0.44%
Less Fee Waivers	(0.14)%	*
Net Annual Fund Operating Expenses	0.30%	*

*	The expense information in the table reflects contractual waivers currently in effect. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 0.30%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Institutional Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Institutional Shares class would be:

1 Year	3 Years	5 Years	10 Years
$31	$127	$232	$541

5

Value and Restructuring Fund

Investment Objective

The Value and Restructuring Fund seeks long-term capital appreciation. The Fund seeks to achieve this objective by investing in companies that will benefit from their restructuring or redeployment of assets and operations in order to become more competitive or profitable.

Principal Investment Strategy

The Fund invests primarily (at least 65% of its assets) in common stocks of U.S. and foreign companies whose share price, in the opinion of the Adviser, does not reflect the economic value of the company’s assets, but where the Adviser believes restructuring efforts or industry consolidation will serve to highlight the true value of the company.

In choosing investments for the Fund, the Adviser looks for companies where restructuring activities, such as consolidations, outsourcing, spin-offs or reorganizations, will offer significant value to the issuer and increase its investment potential. The Adviser may select companies of any size for the Fund and the Fund invests in a diversified group of companies across a number of different industries.

Principal Risks

The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Such fluctuations occur when individual companies report poor results or are affected by industry and/or economic trends and developments. The Fund is also subject to the risk that an anticipated restructuring or business combination event may fail to occur or occurs and fails to produce reasonably anticipated benefits. These factors contribute to price volatility, which is another principal risk of investing in the Fund.

Because the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole.

The Fund invests in companies undergoing restructuring activities and is subject to the risk that such companies have filed or in the future will be forced to file for protection from creditors under the U.S. Bankruptcy Code. If a company files for bankruptcy, the Fund may lose the value of its investment in such company.

The Fund also may be subject to risks particular to its investments in foreign, small and medium capitalization companies. In particular, additional risks associated with investing in foreign companies may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk. Medium and small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies and therefore, stocks of these companies may be more volatile than those of larger companies.

The price of the Fund’s shares is expected to have a high level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before you decide to invest in the Fund.

Investor Profile

Investors seeking long-term capital appreciation through a diversified portfolio of equity securities, and who are willing to bear the risks of investing in equity securities.

6

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Institutional Shares class from year to year.

Best Quarter 22.25% (6/30/03)	Worst Quarter (3.27)% (3/31/03)

The Fund’s Institutional Shares class performance for the six month period ending June 30, 2006 was 5.53%.

This table compares the average annual total returns of the Fund’s Institutional Shares class for the periods ended December 31, 2005 to those of the Standard & Poor’s 500 Composite Stock Price Index and the Russell 1000 Value Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception
Value and Restructuring Fund
Return Before Taxes	10.19%	25.44%	*
Return After Taxes on Distributions	9.98%	25.20%	*
Return After Taxes on Distributions and Sale of Fund Shares	6.87%	22.26%	*
Standard & Poor’s 500 Composite Stock Price Index (reflects no deduction for fees, expenses, or taxes)**	4.91%	16.07%	*
Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)***	7.05%	19.23%	*

*	Since September 30, 2002.
**	The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
***	The Russell 1000 Value Index is an unmanaged index composed of companies with lower price-to-book ratios and lower forecasted growth values in the Russell 1000 Index. The Russell 1000 Index is an unmanaged index composed of 1000 of the largest U.S. companies by market capitalization.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

7

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Institutional Shares class of the Fund.

Shareholder Fees

(paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)*	2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.60%
Other Expenses	0.25%
Total Annual Fund Operating Expenses	0.85%	**

*	This redemption fee is charged if you redeem or exchange your shares within 30 days of the date of purchase. See “How to Sell Your Fund Shares” for more information. The redemption fee will apply for shares purchased on or after October 16, 2006.
**	The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 0.89%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Institutional Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Institutional Shares class would be:

1 Year	3 Years	5 Years	10 Years
$87	$271	$471	$1,049

8

Mid Cap Value and Restructuring Fund

Investment Objective

The Mid Cap Value and Restructuring Fund seeks long-term capital appreciation. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks of mid-sized companies that have market capitalizations that are consistent with the market capitalizations of the companies included in the Russell Mid Cap Value Index (the “Index”), as such Index is reconstituted annually. For purposes of this test only, net assets includes borrowings for investment purposes. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. As of June 30, 2006, the market capitalization of the companies in the Index ranged from $2 billion to $16 billion. The Fund will not automatically sell stock of a company it already owns just because the company’s market capitalization falls below or rises above the market capitalization of companies that qualify for inclusion in the Index. The Fund invests primarily in common stocks of U.S. and foreign companies whose share price, in the opinion of the Adviser, does not reflect the economic value of the company’s assets, but where the Adviser believes restructuring efforts or industry consolidation will serve to highlight the true value of the company.

In choosing investments for the Fund, the Adviser looks for companies where restructuring activities, such as consolidations, outsourcing, spin-offs or reorganizations, will offer significant value to the issuer and increase its investment potential. The Adviser may invest a portion of the Fund’s assets in companies of any size. The Fund invests in a diversified group of companies across a number of different industries.

Principal Risks

The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. The Fund is also subject to the risk that an anticipated restructuring or business combination event may fail to occur or occurs and fails to produce reasonably anticipated benefits. These factors contribute to price volatility, which is another principal risk of investing in the Fund.

Because the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole.

The Fund invests in companies undergoing restructuring activities and is subject to the risk that such companies have filed or in the future will be forced to file for protection from creditors under the U.S. Bankruptcy Code. If a company files for bankruptcy, the Fund may lose the value of its investment in such company.

The medium and small capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium and small capitalization companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group.

The Fund also may be subject to risks particular to its investments in foreign companies. Risks associated with investing in foreign securities may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk.

The price of the Fund’s shares is expected to have a high level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before you decide to invest in the Fund.

Investor Profile

Investors seeking growth of capital through a diversified portfolio of equity securities, and who are willing to accept the risks of investing in equity securities.

9

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Institutional Shares class from year to year.

Best Quarter 26.81% (12/31/99)	Worst Quarter (20.61)% (9/30/02)

The Fund’s Institutional Shares class performance for the six month period ending June 30, 2006 was 5.52%.

This table compares the average annual total returns of the Fund’s Institutional Shares class for the periods ended December 31, 2005, to those of the Russell Mid Cap Index and the Russell Mid Cap Value Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception
Mid Cap Value and Restructuring Fund
Return Before Taxes	4.97%	10.03%	15.67%	*
Return After Taxes on Distributions	4.91%	9.77%	13.55%	*
Return After Taxes on Distributions and Sale of Fund Shares	3.31%	8.64%	12.85%	*
Russell Mid Cap Index (reflects no deduction for fees, expenses, or taxes)***	12.65%	8.45%	11.88%	**
Russell Mid Cap Value Index (reflects no deduction for fees, expenses, or taxes)****	12.65%	12.21%	13.43%	**

*	Since June 1, 1996.
**	Since May 31, 1996.
***	The Russell Mid Cap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index.
****	The Russell Mid Cap Value Index is an unmanaged index that measures the performance of Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

10

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Institutional Shares class of the Fund.

Shareholder Fees

(paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)*	2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.65%
Other Expenses	0.23%
Total Annual Fund Operating Expenses	0.88%	**

*	This redemption fee is charged if you redeem or exchange your shares within 30 days of the date of purchase. See “How to Sell Your Fund Shares” for more information. The redemption fee will apply for shares purchased on or after October 16, 2006.
**	The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 0.89%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Institutional Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Institutional Shares class would be:

1 Year	3 Years	5 Years	10 Years
$90	$281	$488	$1,084

11

International Equity Fund

Investment Objective

The International Equity Fund seeks to provide long-term capital appreciation through investment in a diversified portfolio of marketable foreign securities. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of issuers located outside the United States. For purposes of this test only, net assets includes borrowings for investment purposes. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. The Fund invests primarily in equity securities of larger, more established companies located in developed foreign markets, which include most nations in western Europe and the more developed nations in the Pacific Basin and Latin America. The Fund may invest in less developed countries and regions to capitalize on opportunities in emerging markets. Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. The Fund’s investments in both developed and lesser developed countries and regions may include small and medium capitalization companies. The Adviser generally does not attempt to hedge the effects of currency value fluctuations on the Fund’s investments on an on-going basis.

The Adviser selects investments for the Fund by applying a bottom-up investment approach designed to identify companies that the Adviser expects to experience sustainable earnings growth and to benefit from global economic trends and/or promising technologies or products and whose value is not recognized in the prices of their securities. The Adviser continuously analyzes companies in a broad range of foreign markets, giving particular emphasis to each company’s scope of operations and economic ties to one or more specific countries. While the Fund generally invests in companies in a variety of countries, industries and sectors, the Adviser does not attempt to invest a specific percentage of the Fund’s assets in a given country, region or industry. For cash management purposes, the Fund may invest up to 20% of its assets on a continuous basis in cash or short-term instruments such as commercial paper, bank obligations, U.S. government and agency securities maturing within one year, notes and other investment-grade debt securities of various maturities, and repurchase agreements collateralized by these securities.

Principal Risks

The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. These factors contribute to price volatility, which is another principal risk of investing in the Fund.

Because the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that foreign equity securities may underperform other segments of the equity market or the equity markets as a whole.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund’s investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

These various risks will be even greater for investments in emerging market countries since their economies and securities markets are less developed, and political turmoil and rapid changes in economic conditions are more likely to occur in these countries. The financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

The small and medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established

12

companies. In particular, these small and medium capitalization companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group.

The price of the Fund’s shares is expected to have a high level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before you decide to invest in the Fund.

Investor Profile

Investors seeking long-term capital appreciation through a diversified portfolio of equity securities, who are willing to accept the risks of investing in companies located in foreign countries.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Institutional Shares class from year to year.

Best Quarter 40.28% (12/31/99)	Worst Quarter (20.92)% (9/30/02)

The Fund’s Institutional Shares class performance for the six month period ending June 30, 2006 was 9.00%.

This table compares the average annual total returns of the Fund’s Institutional Shares class for the periods ended December 31, 2005, to those of the MSCI-ACWI ex U.S. Index and the MSCI-EAFE Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
International Equity Fund
Return Before Taxes	18.19%	3.61%	5.41%
Return After Taxes on Distributions	17.89%	3.25%	4.27%
Return After Taxes on Distributions and Sale of Fund Shares	12.14%	2.93%	4.16%
MSCI-ACWI ex U.S. Index (reflects no deduction for fees, expenses, or taxes)*	17.11%	6.66%	6.70%
MSCI-EAFE Index (reflects no deduction for fees, expenses, or taxes)**	13.54%	4.55%	5.84%

*	The MSCI-ACWI ex U.S. Index is a widely accepted, unmanaged index of global stock market performance comprising 49 countries with developed and emerging markets excluding the United States.
**	The MSCI-EAFE Index is a widely accepted, unmanaged index composed of a sample of companies from 21 countries representing the developed stock markets outside North America.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

13

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Institutional Shares class of the Fund.

Shareholder Fees

(paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)*	2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	1.00%
Other Expenses	0.46%
Total Annual Fund Operating Expenses	1.46%
Less Fee Waivers	(0.36)%	**
Net Annual Fund Operating Expenses	1.10%	**

*	This redemption fee is charged if you redeem or exchange your shares within 30 days of the date of purchase. See “How to Sell Your Shares” for more information.
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 1.10%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Institutional Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Institutional Shares class would be:

1 Year	3 Years	5 Years	10 Years
$112	$426	$763	$1,715

14

High Yield Fund

Investment Objective

The High Yield Fund seeks a high level of current income as its primary objective, and may also consider the potential for capital appreciation as a secondary objective, when consistent with its primary objective.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in high yield, fixed income securities that are rated in the lower rating categories of a nationally recognized rating agency (e.g., Ba or lower by Moody’s Corporation (Moody’s) or BB or lower by Standard & Poor’s, a division of the McGraw Hill Companies (S&P)), or unrated securities that the Adviser believes are of comparable quality. For purposes of this test only, net assets includes borrowings for investment purposes. Securities rated below Baa3 by Moody’s or below BBB by S&P are commonly known as “junk bonds.” The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. The Fund may invest in all types of fixed-income securities, including:

•	Senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper)
•	Convertible and non-convertible corporate debt obligations
•	Custodial receipts
•	Municipal securities and obligations of the U.S. government, its agencies and instrumentalities
•	Preferred stock
•	Mortgage and other asset-backed securities

Although the Fund invests primarily in the debt obligations of domestic issuers, it may invest up to 25% of its assets in obligations of foreign issuers (including emerging countries), including obligations of foreign corporations, banks and governments.

The Fund does not have any portfolio maturity limitation and may invest its assets from time to time primarily in instruments with short, medium and long maturities. The Fund may also purchase the securities of issuers that are in default and/or subject to insolvency and/or bankruptcy proceedings.

The Fund may use financial and stock index futures and options to protect against adverse changes to the value of portfolio securities due to anticipated changes in interest rates or market conditions.

In selecting securities for the Fund’s portfolio, the Adviser performs its own independent investment analysis of each issuer to determine its creditworthiness. In doing so, the Adviser considers a number of factors, including the issuer’s financial and managerial strength and its sensitivity to economic and market conditions as well as other factors.

Principal Risks

The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise, and the volatility of lower rated securities is even greater than that of higher rated securities.

High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High yield bonds involve greater risk of default or price declines than investment grade securities due to actual or perceived changes in an issuer’s credit risk. In addition, issuers of high yield bonds may be more susceptible than other issuers to economic downturns. High yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore to calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

The Fund is also subject to the risk that its investments in long-term fixed income securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

In pursuit of its principal investment strategy, the Fund, on occasion, may experience a portfolio turnover rate in excess of 100%. A higher rate of portfolio turnover will result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in more frequently realized net gains to the Fund, the Fund’s distributions of taxable income may increase.

The Fund’s U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are

15

backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

The Fund also may be subject to risks particular to its investment in foreign fixed income securities. Risks associated with investing in foreign securities may include legal and regulatory risks, currency risks, liquidity risk, expropriation risk and emerging markets risk.

The successful use of futures, options and other derivative instruments is based on the Adviser’s ability to correctly anticipate market movements. When the direction of the prices of the Fund’s securities does not correlate with the changes in the value of these transactions, or when the trading market for derivatives becomes illiquid, the Fund could lose money.

The price of the Fund’s shares is expected to have a high level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before you decide to invest in the Fund.

Investor Profile

Investors seeking a high level of current income through a diversified portfolio of fixed income securities, and who are willing to bear risks of investing in non-investment grade fixed-income securities.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund’s Institutional Shares class performance from year to year.

Best Quarter 14.32% (6/30/03)	Worst Quarter (11.36)% (9/30/02)

The Fund’s Institutional Shares class performance for the six month period ending June 30, 2006 was 2.37%.

This table compares the average annual total returns of the Fund’s Institutional Shares class for the periods ended December 31, 2005, to those of the Merrill Lynch High Yield, Cash Pay Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the Fund’s other return figures because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception
High Yield Fund
Return Before Taxes	0.85%	6.31%	6.04%	*
Return After Taxes on Distributions	(1.54)%	0.87%	0.66%	*
Return After Taxes on Distributions and Sale of Fund Shares	0.53%	1.92%	1.72%	*
Merrill Lynch High Yield, Cash Pay Index (reflects no deduction for fees, expenses, or taxes)**	2.83%	8.75%	8.24%	*

*	Since October 31, 2000.
**	The Merrill Lynch High Yield, Cash Pay Index is an unmanaged index comprised of publicly placed, non-convertible, coupon bearing domestic debt. Issues in the index are less than investment grade as rated by S&P or Moody’s and must not be in default. Issues have a term to maturity of at least one year.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

16

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Institutional Shares class of the Fund.

Shareholder Fees

(paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)*	2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees	0.80%
Other Expenses	0.24%
Total Annual Fund Operating Expenses	1.04%
Less Fee Waivers	(0.24)%	**
Net Annual Fund Operating Expenses	0.80%	**

*	This redemption fee is charged if you redeem or exchange your shares within 30 days of the date of purchase. See “How to Sell Your Fund Shares” for more information. The redemption fee will apply for shares purchased on or after October 16, 2006.
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 0.80%. The waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Institutional Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Institutional Shares class would be:

1 Year	3 Years	5 Years	10 Years
$82	$307	$551	$1,249

17

Equity Opportunities Fund

Investment Objective

The Equity Opportunities Fund seeks total return on its assets through long-term capital appreciation. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities. For purposes of this test only, net assets includes borrowings for investment purposes. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. These equity securities include common stocks of U.S. and foreign companies that the Adviser believes have value that is not currently reflected in their market prices. The Adviser generally diversifies the Fund’s investments over a variety of industries and types of companies. The Fund may invest in companies of any size.

The Adviser takes a long-term approach to managing the Fund and is not constrained by any particular investment style. At any given time it may buy “growth” stocks or “value” stocks, or a combination of both types. The Adviser will try to identify companies with characteristics that will lead to future earnings growth or recognition of their true value. Until July 31, 2006, the Fund was named the Equity Core Fund.

Principal Risks

The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. These factors contribute to price volatility, which is another principal risk of investing in the Fund.

Because the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole.

The Fund also may be subject to risks particular to its investments in foreign, medium and small capitalization companies. In particular, additional risks associated with investing in foreign companies may include legal and regulatory risk, liquidity risk and expropriation risk. Medium and small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources and may depend on a relatively small management group and therefore, stocks of these companies may be more volatile than those of larger companies.

The price of the Fund’s shares is expected to have a high level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before investing in the Fund.

Investor Profile

Investors seeking growth of capital through a diversified portfolio of equity securities, and who are willing to accept the risks of investing in equity securities.

18

Performance Information

The bar chart and the performance table on the right illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class† from year to year.

Best Quarter 2.50% (9/30/05)	Worst Quarter 0.80% (12/31/05)

†	The chart shows returns for the Shares class of the Fund (which are not offered by this Prospectus) because the Institutional Shares have not had a full calendar year of operations. The Fund began offering its Institutional Shares on January 31, 2005. All classes of the Fund will have substantially similar gross annual returns because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the classes do not have the same expenses.

The Fund’s Shares class performance for the six month period ending June 30, 2006 was 7.98%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2005, to those of the Standard & Poor’s 500 Composite Stock Price Index and the Russell 1000 Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception
Equity Opportunities Fund
Return Before Taxes	6.81%	9.17%	*
Return After Taxes on Distributions	6.74%	9.08%	*
Return After Taxes on Distributions and Sale of Fund Shares	4.51%	7.82%	*
Standard & Poor’s 500 Composite Stock Price Index (reflects no deduction for fees, expenses, or taxes)**	4.91%	7.99%	*
Russell 1000 Index (reflects no deduction for fees, expenses or taxes)***	6.27%	8.94%	*

*	Since March 31, 2004.
**	The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
***	The Russell 1000 Index is an unmanaged index composed of the 1,000 largest U.S. companies by market capitalization.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

19

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Institutional Shares class of the Fund.

Shareholder Fees

(paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)*	2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.75%
Other Expenses	0.30%
Total Annual Fund Operating Expenses	1.05%
Less Fee Waivers	(0.25) %**
Net Annual Fund Operating Expenses	0.80%**

*	This redemption fee is charged if you redeem or exchange your shares within 30 days of the date of purchase. See “How to Sell Your Fund Shares” for more information. The redemption fee will apply for shares purchased on or after October 16, 2006.
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 0.80%. The waiver agreement may not be terminated before July 31, 2007. This Agreement will renew automatically for an additional 12 month period unless the Adviser terminates this Agreement by providing written notice to the Fund prior to the expiration of the current term. For more information see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Institutional Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Institutional Shares class would be:

1 Year	3 Years	5 Years	10 Years
$82	$309	$555	$1,260

20

Emerging Markets Fund

Investment Objective

The Emerging Markets Fund seeks long-term capital appreciation. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies located in emerging market countries. For purposes of this test only, net assets includes borrowings for investment purposes. The Emerging Markets Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. Emerging market countries are those that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. This approach is designed to identify companies that the Adviser expects to benefit from global economic trends and/or promising technologies or products and whose value is not recognized in the prices of their securities. The Adviser generally does not attempt to hedge the effects of currency value fluctuations on the Fund’s investments on an on-going basis.

The Adviser selects investments for the Fund by applying a top-down and bottom-up investment approach designed to identify countries and companies that the Adviser expects to experience sustainable earnings growth or countries that present good investment opportunities. The Adviser will attempt to benefit from global or regional economic trends or promising technologies or products or sound management strategies whose value is not recognized in the prices of their securities. The Adviser continuously analyzes companies in emerging markets, giving particular emphasis to each company’s scope of operations and economic ties to one or more specific countries. While the Fund generally invests in companies in a variety of countries, industries and sectors, the Adviser does not attempt to invest a specific percentage of the Fund’s assets in a given country or industry. The Fund may invest up to 10% of its assets in high yield/lower quality debt securities, known as “junk bonds”.

Principal Risks

The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Such fluctuations commonly occur when individual companies report poor results or are affected by industry and/or economic trends and developments. These factors contribute to price volatility, which is another principal risk of investing in the Fund.

Because the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Therefore, it is possible that all assets of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that emerging market securities may underperform other segments of the equity market or the equity markets as a whole.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund’s investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

High-yield, lower rated securities are subject to additional risks associated with investing in high-yield securities, including greater risk of default or price declines due to changes in the issuer’s creditworthiness.

The price of the Fund’s shares is expected to have a very high level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before investing in the Fund.

Investor Profile

Investors seeking long-term capital appreciation through a diversified portfolio of securities, and who are willing to accept the risks and extreme price volatility of investing in emerging markets issuers.

21

Performance Information

The bar chart and the performance table on the right illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class† from year to year.

Best Quarter 59.10% (12/31/99)	Worst Quarter (24.79)% (9/30/01)

†	The chart shows returns for the Shares class of the Fund (which are not offered by this Prospectus) because the Institutional Shares have not had a full calendar year of operations. The Fund began offering its Institutional Shares on April 1, 2005. All classes of the Fund will have substantially similar gross annual returns because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the classes do not have the same expenses.

The Fund’s Shares class performance for the six month period ending June 30, 2006 was 7.69%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2005, to those of the MSCI Emerging Markets Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception
Emerging Markets Fund
Return Before Taxes	29.09%	20.65%	7.04%	*
Return After Taxes on Distributions	29.10%	20.50%	6.84%	*
Return After Taxes on Distributions and Sale of Fund Shares	19.32%	18.35%	6.07%	*
MSCI Emerging Markets Index (reflects no deduction for fees, expenses, or taxes)***	34.00%	19.09%	9.69%	**

*	Since January 2, 1998.
**	Since December 31, 1997.
***	MSCI Emerging Markets Index is a widely-accepted, unmanaged index designed to measure equity market performance of the global emerging markets, consisting of 26 global emerging market countries.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

22

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Institutional Shares class of the Fund.

Shareholder Fees

(paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)*	2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	1.25%
Other Expenses	0.43%
Total Annual Fund Operating Expenses	1.68%
Less Fee Waivers	(0.08)%	**
Net Annual Fund Operating Expenses	1.60%	**

*	This redemption fee is charged if you redeem or exchange your shares within 30 days of the date of purchase. See “How to Sell Your Fund Shares” for more information.
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 1.60%. The waiver agreement may not be terminated before July 31, 2007. This Agreement will renew automatically for an additional 12 month period unless the Adviser terminates this Agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Institutional Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Institutional Shares class would be:

1 Year	3 Years	5 Years	10 Years
$163	$522	$905	$1,980

23

Core Bond Fund

Investment Objective

The Core Bond Fund seeks high current income consistent with what is believed to be prudent risk of capital.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in bonds and other fixed income securities. For purposes of this test only, net assets includes borrowings for investment purposes. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy.

The Fund invests primarily (at least 65% of its assets) in fixed income securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, and U.S. corporate issuers, including mortgage-backed securities, rated at the time of investment in one of the three highest rating categories by a major rating agency. The Fund also may invest up to 20% of its assets in preferred stock, up to 25% of its assets in dollar-denominated fixed income securities of foreign issuers or foreign governments or U.S. companies located outside the United States and/or may place up to 25% of its assets in fixed income securities that are rated below investment grade. These securities are sometimes called “high yield” or “junk bonds.” The Fund may use financial and stock index futures and options to protect against adverse changes to the value of portfolio securities due to anticipated changes in interest rates or market conditions.

There is no limit on the Fund’s dollar-weighted average portfolio maturity or on the maximum maturity of a particular security. The Adviser manages the Fund’s average portfolio maturity in light of current market and economic conditions to provide a competitive current yield and reasonable principal volatility. In selecting particular investments, the Adviser looks for securities that offer relative value, based on its assessment of real interest rates, the yield curve, and the difference in yield and valuation among sectors of the fixed-income market place.

Principal Risks

The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise, and the volatility of lower rated securities is even greater than that of higher rated securities.

The Fund’s U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

The Fund also may be subject to risks particular to its investments in foreign fixed income securities. Risks associated with investing in foreign securities may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk.

Junk bonds are considered speculative, involve greater risks of default or down-grade and are more volatile than investment grade securities.

The successful use of futures, options and other derivative instruments is based on the Adviser’s ability to correctly anticipate market movements. When the direction of the prices of the Fund’s securities does not correlate with the changes in the value of these transactions, or when the trading market for derivatives becomes illiquid, the Fund could lose money.

The Fund is also subject to the risk that long-term fixed income securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

In pursuit of its principal investment strategy, the Fund, on occasion, may experience a portfolio turnover rate in excess of 100%. A higher rate of portfolio turnover will result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in more frequently realized net gains to the Fund, the Fund’s distributions of taxable income may increase.

The price of the Fund’s shares is expected to have a medium level of volatility.

You may lose money by investing in the Fund. You should consider the risks described in this prospectus before you decide to invest in the Fund.

24

Investor Profile

Investors seeking current income through a diversified portfolio of fixed income securities, and who are willing to accept the risks of investing in fixed income securities of varying maturities.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class† from year to year.

Best Quarter 5.07% (12/31/00)	Worst Quarter (3.68)% (3/31/96)

†	The chart shows returns for the Shares class of the Fund (which are not offered by this prospectus) because the Institutional Shares have not had a full calendar year of operations. The Fund began offering its Institutional Shares on November 30, 2005. Both classes of the Fund will have substantially similar gross annual returns because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the classes do not have the same expenses.

The Fund’s Shares class performance for the six month period ending June 30, 2006 was (0.82)%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2005, to those of the Lehman Brothers Aggregate Bond Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the Fund’s other return figures because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Core Bond Fund
Return Before Taxes	2.30%	5.60%	5.61%
Return After Taxes on Distributions	0.56%	3.63%	3.36%
Return After Taxes on Distributions and Sale of Fund Shares	1.64%	3.64%	3.40%
Lehman Brothers Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)*	2.43%	5.87%	6.16%

*	The Lehman Brothers Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index is unmanaged, does not have an investment adviser, and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

25

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Institutional Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.75%	†
Other Expenses	0.47%
Total Annual Fund Operating Expenses	1.22%
Less Fee Waivers	(0.57)%	*
Net Annual Fund Operating Expenses	0.65%	*

†	On June 16, 2006, the Board of Directors approved a Plan of Reorganization, whereby the Total Return Bond Fund and the Income Fund of Excelsior Funds Trust will be reorganized into the Institutional Shares class of the Core Bond Fund. If the reorganization occurs, the Board has approved the Adviser’s proposed reduction of the management fee from 0.75% to 0.65% of the Fund’s average daily net assets.
*	The expense information in the table reflects contractual waivers currently in effect. The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total operating expenses from exceeding 0.65%. This waiver agreement may not be terminated before July 31, 2007. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Institutional Shares class for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Institutional Shares class would be:

1 Year	3 Years	5 Years	10 Years
$66	$331	$615	$1,427

26

More Information About Principal Risks and Strategies

Each Fund has its own investment goal, strategies and risks. The Advisers invest Fund assets in a way that they believe will help a Fund achieve its goal. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Management Risk

The Advisers continuously evaluate each Fund’s holdings, purchases and sales with a view to achieving the Fund’s investment objective. However, the achievement of the stated investment objective cannot be guaranteed. The Advisers’ judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Advisers do, you could lose money on your investment in a Fund, just as you could with other investments. If the Advisers are incorrect in their assessment of the income, growth or price realization potential of a Fund’s holdings or incorrect in its assessment of general market or economic conditions, then the value of the Fund’s shares may decline.

Equity Risk

Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in these securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision.

All investments in equity securities are subject to risk. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Owning an equity security can also subject a Fund to the risk that the issuer may discontinue paying dividends.

Investments in common stocks are also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.

The Funds will also be subject to risks particular to their investments in convertible securities. These securities may include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible debt securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible debt securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stock on an issuer’s capital structure and are consequently of higher quality and generally entail less risk than the issuer’s common stock.

Small Cap Risk

Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. In addition, stocks of small capitalization companies are less liquid and more thinly traded. Therefore, small capitalization stocks may be more volatile than those of larger companies.

Mid Cap Risk

Medium capitalization companies may be more vulnerable to adverse business or economic events than larger companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend on a relatively small management group. Therefore, medium capitalization stocks may be more volatile than those of larger companies.

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Fixed Income Risk

The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. As the average maturity or duration of a security lengthens, the risk that the price of such security will become more volatile increases. Duration approximates the price sensitivity of a security to changes in interest rates. In contrast to maturity which measures only time until final payment, duration combines consideration of yield, interest payments, final maturity and call features. Like duration, “portfolio average life” is a measure of the weighted average of the average lives of all securities in a Fund’s portfolio. Each security’s “average life” is a measure of the average time to the receipt of all future cash flows and takes into account the possibility of early payments.

Call Risk

During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or “called”) by the issuer prior to maturity. This may cause the Fund’s average weighted maturity to fluctuate, and may require the Fund to invest the resulting proceeds at lower interest rates.

Credit Risk

Fixed income investments are subject to the possibility that an issuer will be unable to make timely payments of either principal or interest. The Adviser performs credit analyses on all issuers of securities in which the Fund invests. Such analyses are based on information that is publicly available about issuers, and this information and/or the Adviser’s analyses may be incomplete or incorrect.

Extension Risk

An issuer may exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and the Fund may also suffer from the inability to invest in higher yielding securities.

Event Risk

Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the Fund’s multiple holdings.

Mortgage-Backed Securities Risk

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

U.S. Government Securities

Investments in U.S. Government securities may or may not be supported by the full faith and credit of the U.S. Government. Although many U.S. Government securities purchased by the Fund, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks (“FHLB”) may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and therefore, are not backed by the full faith and credit of the U.S. Government. Accordingly, no assurance can be given that the U.S. Government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury and thus, it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such case, the Fund must look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment and may not be able to assert a claim against the U.S. Government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment.

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The U.S. Government securities that the Funds may purchase include:

•	U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government.
•	Securities issued by agencies, instrumentalities or sponsored enterprises of the U.S. Government that are backed by the full faith and credit of the U.S. Government. Among the agencies, instrumentalities and sponsored enterprises issuing these obligations are the Government National Mortgage Association (“Ginnie Mae”) and the Federal Housing Administration (“FHA”).
•	Securities issued by agencies, instrumentalities or sponsored enterprises that are not backed by the full faith and credit of the U.S. Government, but whose issuing agency, instrumentality or sponsored enterprise has the right to borrow from the U.S. Treasury to meet its obligations. Among these agencies, instrumentalities and sponsored enterprises issuing these obligations are Fannie Mae, Freddie Mac and the FHLB.
•	Securities issued by agencies, instrumentalities or sponsored enterprises that are backed solely by the credit of the issuing agency, instrumentality or sponsored enterprise. Among these agencies, instrumentalities and sponsored enterprises issuing these obligations is the Federal Farm Credit System.

High-Yield, Lower Rated Securities Risk

High-Yield, lower rated securities are subject to additional risks associated with investing in high-yield securities, including:

•	Greater risk of default or price declines due to changes in the issuer’s creditworthiness. Junk bonds are subject to the risk that the issuer may not be able to pay interest on dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.
•	A thinner and less active market which may increase price volatility and limit the ability of the Fund to sell these securities at their carrying values.
•	Prices for high-yield, lower rated securities may be affected by investor perception of issuer credit quality and the outlook for economic growth, such that prices may move independently of interest rates and the overall bond market. Issuers of junk bonds may be more susceptible than other issuers to economic downturns.

Technology Sector Risk

Certain Funds may invest in securities of issuers engaged in the technology sector of the economy. These securities may underperform stocks of other issuers or the market as a whole. To the extent that the Funds invest in issuers conducting business in the technology market sector, the Funds are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the market sector. Competitive pressures may significantly impact the financial condition of technology companies. For example, an increasing number of companies and new product offerings can lead to price cuts and slower selling cycles, and many of these companies may be dependent on the success of a principal product, may rely on sole source providers and third-party manufacturers, and may experience difficulties in managing growth. In addition, securities of technology companies may experience dramatic price movements that have little or no basis in fundamental economic conditions. As a result, a Fund’s investment in technology companies may subject it to more volatile price movements.

Municipal Issuer Risk

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of the Funds’ municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer’s ability to levy and collect taxes.

Foreign Security Risks

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments may not be subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for foreign custodial arrangements may be higher than expenses for custodial

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arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Currency Risk

As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. Investments in foreign securities denominated in foreign currencies involve additional risks, including: (i) the Fund may incur substantial costs in connection with conversions between various currencies; (ii) only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets; and (iii) securities transactions undertaken in some foreign markets may not be settled promptly so that the Fund’s investments may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Liquidity Risk

The Funds may not be able to pay redemption proceeds within the time period stated in this prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed income securities or emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events or adverse investor perceptions whether or not accurate.

Expropriation Risk

Foreign governments may expropriate the Funds’ investments either directly by restricting the Funds’ ability to sell a security or imposing exchange controls that restrict the sale of a currency, or indirectly by taxing the Funds’ investments at such high levels as to constitute confiscation of the security. There may be limitations on the ability of the Funds to pursue and collect a legal judgment against a foreign government.

Emerging Market Risk

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging markets countries may be more precarious than in other countries. The nature of investing in emerging market companies involves a greater level of risk than would be associated when investing in more established companies. These companies may have limited product lines, markets or financial resources and may lack management depth since they have not been tested by time or the marketplace. The securities of emerging market companies often have limited marketability and may be subject to more volatile market movements than securities of larger, more established growth companies or the market averages in general. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Frequent Trading

Except with respect to the Money Fund*, the Funds discourage and do not knowingly accommodate short-term or excessive trading (including by means of exchanges) (“frequent trading”) of their shares by shareholders and maintain procedures reasonably designed to detect and deter such frequent trading, which is sometimes referred to as market timing. Frequent trading may interfere with the efficient management of a Fund’s portfolio, as it may result in a Fund maintaining higher cash balances than it otherwise would or cause a Fund to sell portfolio securities at a time when it otherwise would not. Frequent trading may also result in increased portfolio transaction (or brokerage) costs, administrative and other operating costs and may cause a Fund to realize taxable capital gains or harvest capital losses at a time that it otherwise would not. For these reasons, frequent trading poses the risk of lower returns for long-term shareholders of a Fund.

In addition, to the extent a Fund invests in foreign securities traded primarily on markets that close prior to the time the Fund determines its net asset value per share (NAV), frequent trading by some shareholders may, in certain circumstances, dilute the value of Fund shares held by other shareholders. This may occur when an event

*	Money market funds such as the Money Fund are not effective vehicles for market timing activity since these types of funds seek to maintain a constant net asset value of $1.00 per share. In addition, the risks of frequent trading are not generally applicable to money market funds because these funds are managed as cash management vehicles which accommodate frequent inflows and outflows of cash, including investments from shareholders who may use money funds as “sweep vehicles” for the temporary investment of cash. As a result, money market funds are managed to accommodate such cash flows, which generally eliminates the potential for disruptive trading.

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that affects the value of the foreign security takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV. Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, frequent traders who attempt this type of price arbitrage may dilute the value of a Fund’s shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign securities, if those prices have not been adjusted to reflect a change in the fair value of the foreign securities. In an effort to prevent price arbitrage, each Fund has procedures designed to adjust closing market prices of foreign securities before it calculates its NAV when it believes such an event has occurred. Prices are adjusted to reflect what the Fund believes are the fair values of these foreign securities at the time the Fund determines its NAV (called fair value pricing). Fair value pricing, however, involves judgments that are inherently subjective and inexact, since it is not possible to always be sure when an event will affect a market price and to what extent. As a result, there can be no assurance that fair value pricing will always eliminate the risk of price arbitrage.

In addition, to the extent a Fund invests in securities of issuers located in emerging markets, such securities may be less liquid or more thinly-traded than securities of issuers in more developed markets. Developments affecting issuers of thinly-traded or less liquid securities will not be reflected in their market price until the security again trades in the marketplace. Frequent traders may seek to exploit this delay by engaging in price arbitrage, in this case by buying or selling shares of a Fund prior to the time of the adjustment of the market price of securities in its portfolio. This may result in the dilution in the value of a Fund’s shares. The risk of price arbitrage also exists with thinly-traded securities of issuers located in the United States, such as high yield bonds and some small cap equity securities. A Fund will employ fair value pricing to these types of securities if it determines that the last quoted market price no longer represents the fair value of the security.

Each Fund has policies and procedures in place to identify and reject purchase orders and new accounts from persons whom the Fund has found to engage in frequent trading in contravention of the Fund’s policies. Generally, the Funds’ policies provide that any shareholder identified as having engaged in a pattern of purchase, sale and purchase or sale, purchase and sale, within a 45 day period in a Fund will be deemed to be frequent trading in the Fund and the Adviser will implement procedures to prevent future frequent trading by such shareholders. Under the Funds’ policies, exchanges from one Fund to another are deemed to be a sale with respect to the originating Fund and a purchase into the recipient Fund. The Funds currently do not treat the following types of purchases, redemptions and exchanges as prohibited frequent trading (collectively, “Transactions”): (i) Transactions solely in money market funds; (ii) Transactions resulting from bona fide investment decisions of a professional investment adviser or other institution with respect to eligible asset allocation programs; (iii) Transactions involving shares acquired through the reinvestment of dividends and capital gains; (iv) Transactions by an investor who has established an eligible automated purchase, exchange, rebalancing or redemption plan with the Funds; (v) Transactions resulting from the death or disability of a shareholder; (vi) Transactions involving shares transferred from another account in the same Fund or shares converted from another class of shares of the same Fund (provided, however, any applicable redemption fee period is carried over); and (vii) Transactions initiated by a Fund (e.g., for failure to meet applicable account minimums). Each Fund reserves the right to amend these categories and to determine whether a particular transaction qualifies for any such category, at its discretion.

To the extent disclosed in this prospectus, certain Funds impose redemption fees on redemptions (including exchanges) within 30 days of purchase. These Funds exempt from redemption fees (i) Transactions and (ii) shares maintained through employee pension benefit plans subject to the Employee Retirement Income Security Act that offer the Excelsior Funds as an investment vehicle. The market timing policies as described above continue to apply to such employee benefit plans. Each Fund retains the right, without prior notice to shareholders, to reject any purchase or exchange order, to amend exemptions to the redemption fee policy (with respect to those Funds that have a redemption fee), and to change or cancel the exchange privilege, in each case at each Fund’s discretion. The Funds’ right to reject an exchange order will not prevent a shareholder from redeeming his/her shares.

Shareholders seeking to engage in frequent trading may deploy a variety of strategies to avoid detection and despite the efforts of the Funds, there is no guarantee that the Funds’ procedures will in fact be able to identify all frequent trading or that such activity can be completely eliminated. The ability of the Funds and their agents to detect and curtail frequent trading practices is limited by

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operational systems and technological limitations. For example, a significant portion of the assets in the Funds are invested by financial intermediaries on behalf of their clients, often in omnibus accounts where individual shareholder investments are aggregated by the intermediary and a single account is opened with a Fund. Omnibus accounts are common among financial intermediaries and may be established for a variety of legitimate purposes, including promoting efficiency of account administration and the privacy of customer financial information. When a financial intermediary maintains an omnibus account with a Fund, the identity of the particular shareholders that make up the omnibus account is often not known to the Fund.

The Funds do not always know and cannot always reasonably detect frequent trading which may occur or be facilitated by financial intermediaries, particularly with regard to trading by shareholders in omnibus accounts. There may exist multiple tiers of omnibus accounts within a financial intermediary, which may further compound the difficulty to a Fund and its agents of detecting frequent trading in omnibus accounts. In addition, some financial intermediaries, particularly with respect to group retirement plans, do not have the ability to apply the Funds’ frequent trading policies and procedures to the underlying shareholders investing in the Funds, either because they do not have the systems capability to monitor such trades or they do not have access to relevant information concerning the underlying accounts. In these cases, the Funds will not be able to determine whether frequent trading by the underlying shareholders is occurring. Accordingly, the ability of the Funds to monitor and detect frequent trading through omnibus accounts is extremely limited, and there is no guarantee that the Funds will be able to identify shareholders who may be engaging in frequent trading through omnibus accounts or to curtail such trading. In seeking to identify and prevent frequent trading in omnibus accounts, the Funds will consider the information that is actually available at the time and attempt to identify suspicious trading patterns on the omnibus account level. If frequent trading in violation of a Fund’s policies is detected in omnibus accounts, the Fund, pursuant to contractual arrangements it maintains with the financial intermediary, will take steps with the assistance of those intermediaries to try to prevent the reoccurrence of such trading. Those steps may range from providing warning letters to shareholders or blocking such accounts from making future purchases or exchanges (but not redemptions) from the Funds.

Temporary Investments

The investments and strategies described in this prospectus are those that are used under normal conditions. During adverse economic, market or other conditions, a Fund may take temporary defensive positions such as investing up to 100% of its assets in investments that would not ordinarily be consistent with the Fund’s objective, or remaining uninvested. A Fund may not achieve its goal when so invested. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

More Information About Fund Investments

In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices that are not principal investments or strategies of each Fund. These investments and strategies are described in detail in the Funds’ SAIs.

Disclosure of Portfolio Holdings

A schedule of the Funds’ portfolio holdings, as of the end of the prior month, will be available on the Funds’ website, http://www.excelsiorfunds.com. The Funds’ portfolio holdings schedule will be updated monthly, typically by the 15th calendar day after the end of each month. These schedules are also available by calling toll free at (800) 446-1012. The Funds may terminate or modify this policy at any time. Shareholders will be advised of any material change to this policy prior to its implementation. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in their SAIs.

Investment Adviser

Prior to December 16, 2005, the Funds were advised jointly by United States Trust Company of New York and U.S. Trust Company, N.A., through their respective separate identifiable divisions. Effective December 16, 2005, U.S. Trust Company, N.A.’s separately identifiable division was reorganized into a separate corporate entity named UST Advisers, Inc., a Delaware corporation that was a wholly-owned subsidiary of U.S. Trust Company, N.A. and the Funds were advised by either UST Advisers, Inc. or U.S. Trust New York Asset Management Division (“NYAMD”), the separately identifiable division of United States Trust Company of New York.

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Effective March 31, 2006, United States Trust Company of New York converted to a national charter and changed its name to United States Trust Company, National Association (“USTC-NA”) and merged with U.S. Trust Company, N.A., with USTC-NA as the surviving entity. As of March 31, 2006, the Funds are advised by NYAMD, a separate identifiable division of USTC-NA, or UST Advisers, Inc. (together with NYAMD, the “Advisers”), a wholly-owned subsidiary of USTC-NA. USTC-NA is a wholly-owned subsidiary of US Trust Corporation, a registered bank holding company. UST Advisers, Inc. serves as investment adviser to the Money, Value and Restructuring, and Emerging Markets Funds and NYAMD serves as investment adviser to the Mid Cap Value and Restructuring, International Equity, High Yield, Equity Opportunities and Core Bond Funds.

U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation (“Schwab”). Charles R. Schwab is the founder, Chairman and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its principal subsidiary Charles Schwab & Co., Inc., Schwab is one of the nation’s largest financial services firms and the nation’s largest electronic brokerage firm, in each case measured by customer assets.

USTC-NA (together with the other wholly-owned subsidiaries of U.S. Trust Corporation, “U.S. Trust”) is one of the oldest investment management companies in the country. Since 1853, U.S. Trust has been a leader in wealth management for sophisticated investors providing trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. On June 30, 2006, U.S. Trust had approximately $109 billion in aggregate assets under management. USTC-NA has its principal offices at 114 W. 47th Street, New York, NY 10036. UST Advisers, Inc. is headquartered in Stamford, Connecticut.

Each Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund’s investment program.

U.S. Trust advises and manages assets for its private clients and funds, some of which have investment objectives and policies similar to the Funds. U.S. Trust will not have any obligation to make available or use any information regarding these proprietary investment activities for the benefit of the Funds. The research department of U.S. Trust prepares research reports that are utilized by these Funds, wealth managers of U.S. Trust and Schwab and its affiliates. It is U.S. Trust’s intention to distribute this information as simultaneously as possible to all recipients. However, where the investment adviser of a Fund prepares such research, that Fund may and often does receive and act upon that information before it is disseminated to other parties, which in turn may have a negative effect on the price of the securities subject to research.

The Board of Trustees of Excelsior Funds Trust and the Board of Directors of Excelsior Funds, Inc. supervises the Advisers and establishes policies that the Advisers must follow in their management activities.

For the fiscal year ended March 31, 2006, the Advisers received advisory fees after waivers, as a percentage of average daily net assets, of:

Money Fund	0.09%
Value and Restructuring Fund	0.60%
Mid Cap Value and Restructuring Fund	0.65%
International Equity Fund	0.58%
High Yield Fund	0.56%
Equity Opportunities Fund	0.50%
Emerging Markets Fund	1.14%
Core Bond Fund	0.35%

The Advisers have contractually agreed to waive fees to keep the Funds’ net annual fund operating expenses from exceeding the percentages stated in the “Annual Fund Operating Expenses” section for each Fund. This waiver agreement may not be terminated before July 31, 2007. In addition, the agreement will renew automatically for an additional 12 month period unless the Adviser terminates the agreement by providing written notice to the Funds prior to the expiration of the current term.

The Funds’ semi-annual report to shareholders for the period ended September 30, 2005 contained a discussion of the basis of the Boards of Directors’/Trustees’ determination regarding whether to continue the investment advisory agreements.

Portfolio Managers

The following individuals serve as portfolio managers for the Funds and are primarily responsible for the day-to-day management of the Funds’ portfolios. The SAIs have more detailed information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

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David J. Williams, CFA, Timothy Evnin and John McDermott, CFA serve as the Value and Restructuring Fund’s portfolio co-managers. Mr. Williams is primarily responsible for the day-to-day management of the Fund’s portfolio. He has served as the Fund’s portfolio manager or co-manager since the Fund’s inception. Mr. Williams, a Managing Director and Senior Portfolio Manager, has been with U.S. Trust since 1987. A description of Mr. Evnin’s and Mr. McDermott’s business experiences is provided below.

Alexander D. Powers and Michael Zazzarino serve as the Core Bond Fund’s portfolio co-managers. Mr. Powers is primarily responsible for the day-to-day management of the Fund’s portfolio. He has been the Fund’s portfolio manager or co-manager since August 1997. Mr. Powers, a Managing Director, has been with U.S. Trust since 1996. Mr. Zazzarino, a Managing Director, has been the Fund’s portfolio co-manager since joining U.S. Trust in March 2005. Prior to joining U.S. Trust, he was a Vice President and Portfolio Manager in the Core Fixed Income Group at Brown Brothers Harriman from December 1998 to February 2005.

Reiner Triltsch, CFA, David J. Linehan, CFA and Donald Elefson, CFA serve as the portfolio co-managers of the International Equity Fund. Mr. Triltsch is primarily responsible for the day-to-day management of the Fund. Mr. Triltsch is a Managing Director and has served as the co-manager of the International Equity Fund since he joined U.S. Trust in 2004 and has 17 years of experience managing international equity portfolios. Prior to joining U.S. Trust, he was chief investment officer and senior portfolio manager of Westam (USA) Ltd., from 2001 – 2004, and Managing Director, senior portfolio manager and co-founder of Gulfstream Global Investors, Ltd. from 1990 – 2001. Mr. Linehan is a Managing Director and has served as the portfolio manager or co-manager of the International Equity Fund since July 1998. Mr. Elefson is a Managing Director and has been a portfolio manager or co-manager of the Emerging Markets Fund since 1999. Mr. Elefson has served as portfolio co-manager of the International Equity Fund since 2004. He has been with U.S. Trust since 1998.

Donald Elefson, CFA serves as the portfolio manager for the Emerging Markets Fund. A description of his business experience is provided above.

Timothy Evnin and John McDermott, CFA, serve as the Mid Cap Value and Restructuring Fund’s portfolio co-managers. Mr. Evnin and Mr. McDermott are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Evnin, a Managing Director and Senior Portfolio Manager, has been with U.S. Trust since 1987. Mr. McDermott, a Senior Vice President and Portfolio Manager, has been with U.S. Trust since 1996.

A.K. Rodgers Ratcliffe, CFA and Adam Moss serve as the High Yield Fund’s portfolio co-managers. Mr. Ratcliffe, a Senior Vice President and Senior Portfolio Manager, has been with U.S. Trust since 2000. Prior to joining U.S. Trust, Mr. Ratcliffe was the Senior Research Analyst for Northstar Investment Management from 1997 to 1999, where he was responsible for research for several high yield mutual funds. Mr. Moss, a Senior Vice President, portfolio manager and senior high yield analyst has been with U.S. Trust since 2001. Prior to joining U.S. Trust, Mr. Moss was an equity research associate for the Technology Group at Credit Suisse First Boston from 2000 to 2001. He also worked as a credit ratings analyst at Moody’s Investors Service for the High Yield Telecommunications group from 1997 to 2000.

Richard Bayles and Fatima Dickey serve as the portfolio co-managers for the Equity Opportunities Fund. Mr. Bayles is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Bayles, has been with U.S. Trust since 1990 as a Managing Director and Senior Portfolio Manager. Ms. Dickey is a Senior Vice President and Portfolio Manager and has been with U.S. Trust since July 2001. Prior to joining U.S. Trust, Ms. Dickey was a private placement analyst in the investment banking division of A.G. Edwards & Sons in St. Louis and was an equity analyst for Fidelity Investments in London.

Research analyses, trade execution and other facilities provided by U.S. Trust and other personnel also play a significant role in portfolio management and performance.

Legal Proceedings

United States Trust Company of New York and U.S. Trust Company, N.A. (formerly, co-investment advisers to the Funds and together referred to herein as “U.S. Trust”) and Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (the “Companies”) were contacted in September 2003 by the Office of the New York State Attorney General (the “NYAG”), and U.S. Trust was contacted by the Securities and Exchange Commission (the “SEC”), in connection with their investigations of practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares (the “Investigations”). U.S. Trust and the Companies have provided full cooperation with

34

respect to these Investigations and continue to review the facts and circumstances relevant to the Investigations. As disclosed previously, these investigations focused on circumstances in which a small number of parties were permitted to engage in short-term trading of shares of certain of the Excelsior Funds. The short-term trading activities permitted under these arrangements have been terminated and U.S. Trust has strengthened its policies and procedures to deter frequent trading of shares of the Excelsior Funds.

U.S. Trust, certain of its affiliates, the Companies and others have also been named in four class action lawsuits and two derivative actions which allege that U.S. Trust, certain of its affiliates, the Companies and others allowed certain parties to engage in illegal and improper mutual fund trading practices, which allegedly caused financial injury to the shareholders of certain of the Excelsior Funds managed by U.S. Trust. Each seeks unspecified monetary damages and related equitable relief.

The class and derivative actions described above were transferred to the United States District Court for the District of Maryland for coordinated and consolidated pre-trial proceedings. In November 2005, the Maryland court dismissed many of the plaintiffs’ claims in both the fund shareholders class action and the derivative lawsuits. Several affiliates of U.S. Trust and individual defendants have also been dismissed. Plaintiffs’ claims under Sections 10(b) and 20(a) of the Securities Exchange Act and under Section 36(b) and 48(a) of the Investment Company Act, however, have not been dismissed. Discovery has commenced with respect to plaintiffs’ remaining claims.

While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information, U.S. Trust believes that the likelihood is remote that the pending Investigations and private lawsuits will have a material adverse financial impact on the Companies, and further believes that the pending Investigations and private lawsuits are not likely to materially affect U.S. Trust’s ability to provide investment management services to the Companies.

Purchasing, Selling and Exchanging Fund Shares

This section tells you how to purchase, sell (sometimes called “redeem”) and exchange Institutional Shares of the Funds.

As previously mentioned in this prospectus, the Funds discourage and do not knowingly accommodate short-term or excessive trading (including by means of exchanges) and the Funds have policies and procedures in place to identify and reject purchase orders and new accounts from persons whom the Fund has found to engage in frequent trading in contravention of the Fund’s policies. Generally, the Funds’ policies provide that any shareholder identified as having engaged in a pattern of purchase, sale and purchase or sale, purchase and sale, within a 45 day period in a Fund will be deemed to be frequent trading in the Fund and the Adviser will implement procedures to prevent future frequent trading by such shareholder. Under the Funds’ policies, exchanges from one Fund to another are deemed to be a sale with respect to the originating Fund and a purchase into the recipient Fund.

See “More Information About Principal Risks and Strategies—Frequent Trading” earlier in this prospectus for more information about the Funds’ frequent trading policies.

Institutional Shares

•	No sales charge
•	No 12b-1 fees
•	No minimum initial or subsequent investment

Institutional Shares are generally offered only to qualified institutional investors. Qualified institutional investors include, but are not limited to, qualified and non- qualified employee benefit plans (including but not limited to Defined Benefit Plans, Defined Contribution, Money Purchase, 401(k) Plans), Foundations and Endowments, and corporate capital and cash management accounts and to certain investment advisory clients of the Adviser who are part of an employer-sponsored program intended to facilitate investment for officers, employees and other associated persons. The Adviser reserves the right to determine which potential investors qualify for investment in this class of the Funds. For information on how to open an account and set up procedures for placing transactions call (800) 881-9358 (from overseas, call (617) 483-7297). Customers of financial institutions should contact their institutions for information on their accounts.

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How to Purchase Fund Shares

You may purchase shares directly by:

•	Mail
•	Wire
•	Telephone
•	Automated Clearinghouse (ACH), or
•	Automatic Investment Program

To purchase shares directly from us, please call (800) 881-9358 (from overseas, call (617) 483-7297), or complete and send in the application to Excelsior Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8529, Boston, MA 02266-8529. Unless you arrange to pay by wire, write your check, payable in U.S. dollars, to “Excelsior Funds” and include the name of the appropriate Fund(s) on the check. The Fund’s transfer agent cannot accept third-party checks, credit card checks, money orders, starter checks or cash. To purchase shares by wire, please call us for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

State Street Bank & Trust

ABA#011000028

DDA#99055352

Specify Excelsior Fund Name

Fund Account Number

Account Registration

Investors making initial investments by wire must promptly complete the application and forward it to the address indicated on the application. Investors making subsequent investments by wire should follow the above instructions.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution.

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities. The Funds have adopted such policies and procedures, including procedures to verify the identity of customers opening new accounts. Until such verification is made, the Funds may temporarily limit additional share purchases. The Funds also may limit additional share purchases or close an account if it is unable to verify a customer’s identity. In addition, the Funds and their agents reserve the right to “freeze” or “block” (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to, (i) where an accountholder appears on the list of “blocked” entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations, (ii) where a Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity, or (iii) when notice has been received by a Fund or its agents that there is a dispute between the registered or beneficial account owners.

General Information

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a “Business Day”). A Fund may reject any purchase request if it is determined that accepting the request would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share (NAV) next determined after the Fund’s transfer agent receives your purchase request in good order. We consider requests to be in “good order” when all required documents (including the accompanying payment as described above) are properly completed, signed and received.

Each Fund calculates its NAV once each Business Day at the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time) (the “Evaluation Time”). So, for you to receive the current Business Day’s NAV, the Fund’s transfer agent must receive your purchase request in good order before the Evaluation Time. For the Money Fund, in order to be eligible to receive dividends declared on the day you submit your purchase request, the Fund’s transfer agent must receive your request in good order before 3:00 p.m. Eastern time and for federal funds (readily available funds) before the regularly scheduled close of normal trading on the NYSE.

How We Calculate NAV

NAV of each class of the Funds is the value of the assets attributable to the class less liabilities attributable to the class divided by the number of outstanding shares of the class.

The Funds generally value short-term fixed income and money market securities with remaining maturities of 60

36

days or less at amortized cost. Securities for which market quotations are readily available are valued at their current market value, as determined by such quotations. Securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with policies and procedures established by the Boards of Directors/Trustees. In accordance with these policies and procedures, the Boards of Directors/Trustees have delegated to the Adviser the responsibility to oversee the implementation of these policies and procedures. The Adviser has established a Pricing Committee to fulfill this function. The Pricing Committee, in accordance with the Funds’ pricing policies and procedures, is responsible for making fair value determinations. In determining fair value, a Fund will seek to assign a value to the security which it believes represents the amount that the Fund could reasonably expect to receive upon its current sale. With respect to securities that are actively traded on U.S. exchanges, the Funds expect that market quotations will generally be available and that fair value might be used only in limited circumstances, such as when trading for a security is halted during the trading day. For securities traded principally on foreign exchanges, a Fund may use fair value pricing if an event occurs after the close of trading of the principal foreign exchange on which a security is traded, but before calculation of the Fund’s NAV, which the Fund believes affects the value of the security since its last market quotation. Such events may involve situations relating to a single issuer (such as news related to the issuer announced after the close of the principal foreign exchange), or situations relating to sectors of the market or the markets in general (such as significant fluctuations in the U.S. or foreign markets or significant changes in exchange rates, natural disasters, armed conflicts, or governmental actions). In determining whether a significant event has occurred with respect to securities traded principally in foreign markets, the Funds may engage a third party fair value service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occurring from the time of close of the relevant foreign market and the Evaluation Time. Fair value pricing may also be used to value restricted securities (which may include junk bonds) held by a Fund or to value securities where the Fund has determined, because of the lack of recent meaningful trading activity for the security, that the most recent market quotation no longer represents the securities current market value. Fair value pricing involves judgments that are inherently subjective and inexact and it is not possible to determine with certainty when, and to what extent, an event will affect a market price. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Some Funds may hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of these securities may change on days when you cannot purchase or sell Fund shares.

How to Sell Your Fund Shares

You may sell (redeem) shares directly by:

•	Mail
•	Telephone, or
•	Automated Clearinghouse (ACH)

Holders of Institutional Shares may sell shares by following the procedures established when they opened their account or accounts. If you have questions, call (800) 881-9358 (from overseas, call (617) 483-7297). Shares will not be redeemed by the Funds’ transfer agent unless all required documents have been received by the Funds’ transfer agent.

You may sell your shares by sending a written request for redemption to:

Excelsior Funds

c/o Boston Financial Data Services, Inc.

P.O. Box 8529

Boston, MA 02266-8529

Please be sure to indicate the number of shares to be sold, identify your account number and sign the request.

To sell your shares by telephone, you must own your shares directly and have previously established telephone redemption privileges for your account. You can establish telephone redemption privileges by so indicating on the account application or by contacting the Funds’ transfer agent. Once your account is set up for telephone redemptions, you may sell your shares on any Business Day by calling the Funds’ transfer agent at (800) 881-9358 (from overseas call (617) 483-7297).

If you would like to sell $50,000 or more of your shares, or any amount if the proceeds are to be sent to an address other than the address of record, you must notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

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For the Money Fund, if you previously established checking privileges on your account, you may sell your shares by writing a check for at least $500 drawn on your account. Checks are available free of charge, and may be obtained by calling (800) 881-9358 (from overseas, call (617) 483-7297). You cannot use a check to close your account.

The sale price of each share will be the next NAV determined after the Fund’s transfer agent receives your request in good order.

A redemption fee of 2.00% of the value of the shares redeemed or exchanged will be imposed on shares of the International Equity Fund and Emerging Markets Fund redeemed or exchanged within 30 days of the date of purchase. Effective October 16, 2006, an equivalent redemption fee will also be imposed on the Value and Restructuring Fund, the Mid Cap Value and Restructuring Fund, the High Yield Fund and the Equity Opportunities Fund. The redemption fee is intended to limit short-term trading in the Funds or, to the extent that short- term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. The redemption fee will be paid to the appropriate Fund. Each Fund reserves the right, at its discretion, to waive, modify or terminate the redemption fee. The Fund exempts from redemption fees (i) Transactions (as defined under “More Information About Principal Risks and Strategies—Frequent Trading”) and (ii) shares maintained through employee pension benefit plans subject to the Employee Retirement Income Security Act that offer the Funds as an investment vehicle. Redemption fees will be applied on a “first-in, first-out” (“FIFO”) basis.

Receiving Your Money

Normally, we will send your sale proceeds the Business Day after we receive your request in good order. Your proceeds can be wired to your bank account or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

Redemptions in Kind

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise, we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Involuntary Sales of Your Shares

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days’ written notice to give you time to add to your account and avoid the sale of your shares.

Suspension of Your Right to Sell Your Shares

A Fund may suspend your right to sell your shares if the NYSE restricts trading, or if the SEC declares an emergency. More information about this is in the Funds’ SAIs.

How to Exchange Your Shares

You may exchange your Institutional Shares on any Business Day for Institutional Shares of any portfolio of Excelsior Funds Trust or Excelsior Funds, Inc. In order to protect other shareholders, your exchanges may be limited if it is in the best interests of a Fund or its shareholders. This limitation is not intended to limit a shareholder’s right to redeem shares. Rather, the limitation is intended to curb short-term trading. Shares can be exchanged directly by mail, or by telephone if you previously selected the telephone exchange option on the account application. If you recently purchased shares by check, you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase). This exchange privilege may be changed or canceled at any time upon 60 days’ notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request in good order. An exchange of shares for shares in another fund is a taxable event.

There is a 2.00% redemption fee on shares for the International Equity Fund and the Emerging Markets Fund, and beginning on October 16, 2006, on shares of the Value and Restructuring Fund, the Mid Cap Value and Restructuring Fund, the High Yield Fund and the Equity Opportunities Fund, exchanged within 30 days of purchase. See “How to Sell Your Fund Shares” above for more information.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and proce -

38

dures to confirm the identity of callers and the authenticity of instructions, the Funds are not liable for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine, provided that the Funds follow their telephone transaction procedures. If you or your financial institution transact with a Fund over the telephone, you will generally bear the risk of any loss.

Authorized Intermediaries

Certain intermediaries, such as brokers or other shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Funds shares. Some of these organizations may charge a fee for these transactions. These intermediaries may authorize other organizations to accept purchase, redemption and exchange requests for Fund shares. These requests are normally executed at the NAV next determined after the intermediary receives the request in good order. Authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

Shareholder and Administrative Services

The Funds are permitted to pay a fee of up to 0.25% (0.15% with respect to the Money Fund) of the average daily net assets of a Fund to certain organizations for providing shareholder and administrative services to their customers who hold shares of the Funds. These services may include assisting in the processing of purchase, redemption and exchange requests, providing periodic account statements and other administrative services.

Distribution of Fund Shares

To the extent allowable under NASD rules, the Funds’ distributor may make payments to third party brokers’ promotional incentive programs for dealers, which will be paid for by the distributor out of any rule 12b-1 distribution fees that may be paid by the Funds and available for such expenditure from time to time. The Institutional Shares currently do not pay any such rule 12b-1 fees. Subject to NASD rules and regulation, compensation may include promotional and other merchandise, and sponsorship or funding of sales and training programs and other special events. Compensation may also include payment for reasonable expenses incurred in connection with trips taken by invited registered representatives for meetings or seminars of a training or educational nature.

The Adviser or an affiliate may, from time to time, out of its own financial resources, make cash payments to some but not all brokers, dealers or financial intermediaries for shareholder services, as an incentive to sell shares of the Funds and/or to promote retention of their customers’ assets in the Funds. These payments, sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase the Fund’s shares or the amount the Funds receive as proceeds from such sales. Revenue sharing payments may be made to brokers, dealers and other financial intermediaries that provide services to the Funds or to shareholders in the Funds, including (without limitation) shareholder servicing, transaction processing, sub-accounting services, marketing support and/or access to sales meetings, sales representatives and management representatives of the broker, dealer or other financial intermediary. Revenue sharing payments may also be made to brokers, dealers and other financial intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement in cases where the broker, dealer or other financial intermediary provides shareholder services to Fund shareholders. Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar-amount. The Adviser negotiates the level of payments described above to any particular broker, dealer or intermediary with each firm.

Dividends and Distributions

Each Fund distributes its income as follows:

Money Fund	Declared Daily and Paid Monthly
Value and Restructuring Fund	Declared and Paid Quarterly
Mid Cap Value and Restructuring Fund	Declared and Paid Quarterly
International Equity Fund	Declared and Paid Semi-annually
High Yield Fund	Declared Daily and Paid Monthly
Equity Opportunities Fund	Declared and Paid Quarterly
Emerging Markets Fund	Declared and Paid Semi-annually
Core Bond Fund	Declared Daily and Paid Monthly

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund’s record date, you will be entitled to receive the distribution.

Dividends and distributions will be paid in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written no -

39

tice. To cancel your election, simply send the Fund written notice. Dividends and distributions received in cash or additional shares are both taxable.

Taxes

Each Fund contemplates distributing substantially all of its taxable income including its net capital gain (the excess of long-term capital gain over short-term capital loss), if any. Distributions you receive from a Fund will generally be taxable regardless of whether they are paid in cash or reinvested in additional shares. Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other fund distributions will generally be taxable as dividend or ordinary income depending on the source of the income earned by the Fund and the satisfaction of certain holding periods.

If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as “buying into a dividend.”

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Your initial tax basis will be the amount you pay for your shares plus commissions. To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

It is expected that the Funds will be subject to foreign withholding taxes with respect to dividends or interest, if any, received from sources in foreign countries. In the case of the International Equity Fund and the Emerging Markets Fund, since they are expected to hold predominantly securities of foreign companies, they should qualify for and may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

Distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will be currently taxable if the purchase of such shares is attributable to debt financing.

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however, to the portions of each Fund’s distributions, if any, that are attributable to interest on federal securities.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

More information about taxes is in the Funds’ SAIs.

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Financial Highlights

The tables that follow present performance information about the Institutional Shares class of each Fund. This information is intended to help you understand each Fund’s financial performance for the past five years, or, if shorter, the period of the Fund’s operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. The information for the years ended March 31, 2002, and 2003, was audited by Ernst & Young LLP (“E&Y”), the Funds’ independent registered public accounting firm during those periods. The information for the years ended March 31, 2004, 2005, and 2006 was audited by Deloitte & Touche LLP (“D&T”). E&Y’s reports and D&T’s reports, along with each Fund’s financial statements, are incorporated by reference into the Funds’ SAIs. You can obtain the annual report, which contains more performance information, at no charge by calling (800) 881-9358 (from overseas, call (617) 483-7297).

MONEY FUND

	Year Ended March 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00

Income From Investment Operations
Net Investment Income	0.04[1]	0.02 [1]	0.01	0.01	0.03
Net Realized Gain (Loss) on Investments	(0.01)[1]	(0.01)[1]	—	— [2]	— [2]

Total From Investment Operations	0.03	0.01	0.01	0.01	0.03

Less Distributions
Dividends From Net Investment Income	(0.03)	(0.01)	(0.01)	(0.01)	(0.03)

Total Distributions	(0.03)	(0.01)	(0.01)	(0.01)	(0.03)

Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	3.53%	1.55%	0.87%	1.41%	2.98%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$522.75	$625.29	$470.19	$548.13	$309.83
Ratio of Net Operating Expenses to Average Net Assets	0.29%	0.21%	0.25%	0.24%	0.25%
Ratio of Gross Operating Expenses to Average Net Assets[3]	0.44%	0.46%	0.53%	0.49%	0.54%
Ratio of Net Investment Income to Average Net Assets	3.54%	1.52%	0.86%	1.41%	2.83%

Notes:

1.	For comparative purposes per share amounts are based on average shares outstanding.
2.	Amount represents less than $0.01 per share.
3.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

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VALUE AND RESTRUCTURING FUND

	Year Ended March 31,						Period Ended March 31, 2003[1]
	2006		2005		2004
Net Asset Value, Beginning of Period	$41.40		$37.56		$23.65		$22.92

Income From Investment Operations
Net Investment Income	0.63	[2]	0.42	[2]	0.32	[2]	0.22
Net Gains on Investments (both realized and unrealized) and Options	7.87	[2]	3.84	[2]	13.89	[2]	0.59

Total From Investment Operations	8.50		4.26		14.21		0.81

Less Distributions
Dividends From Net Investment Income	(0.54)		(0.42)		(0.30)		(0.08)

Total Distributions	(0.54)		(0.42)		(0.30)		(0.08)

Net Asset Value, End of Period	$49.36		$41.40		$37.56		$23.65

Total Return	20.70%		11.44%		60.46%		3.54%	[3]
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$250.37		$161.02		$38.24		$0.00	[4]
Ratio of Net Operating Expenses to Average Net Assets	0.85%		0.83%		0.74%		0.00%	[5,6]
Ratio of Gross Operating Expenses to Average Net Assets[7]	0.85%		0.84%		0.89%		0.00%	[5,6]
Ratio of Net Investment Income to Average Net Assets	1.39%		1.05%		1.00%		1.90%	[5]
Portfolio Turnover Rate	12%		8%		4%		16%

Notes:

1.	Commenced operations on September 30, 2002.
2.	For comparative purposes per share amounts are based on average shares outstanding.
3.	Not annualized.
4.	Amount represents less than $1,000.
5.	Annualized.
6.	The information presented reflects the impact of the low level of assets at the beginning of the period and throughout the period ended March 31, 2003. Percentage amounts to less than 0.005%.
7.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

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MID CAP VALUE AND RESTRUCTURING FUND

	Year Ended March 31,
	2006		2005		2004		2003	2002
Net Asset Value, Beginning of Year	$16.81		$15.78		$10.25		$13.28	$11.97

Investment Operations
Net Investment Income	0.05	[1]	0.25	[1]	0.07	[1]	0.05 [1]	0.04 [1]
Net Realized and Unrealized Gain (Loss) on Investments	2.90	[1]	1.04	[1]	5.51	[1]	(3.04)[1]	1.67 [1]

Total From Investment Operations	2.95		1.29		5.58		(2.99)	1.71

Distributions
From Net Investment Income	(0.07)		(0.26)		(0.05)		(0.04)	(0.04)
From Net Realized Gains	—		—		—		—	(0.36)

Total Distributions	(0.07)		(0.26)		(0.05)		(0.04)	(0.40)

Net Asset Value, End of Year	$19.69		$16.81		$15.78		$10.25	$13.28

Total Return	17.58%		8.18%		54.60%		(22.58)%	14.53%
Ratios/Supplemental Data
Ratios to Average Net Assets
Net Assets, End of Year (in millions)	$101.97		$81.57		$100.73		$45.02	$53.90
Ratio of Net Operating Expenses to Average Net Assets	0.88%		0.89%		0.74%		0.76%	0.80%
Ratio of Gross Operating Expenses to Average Net Assets[2]	0.88%		0.99%		0.98%		0.91%	0.95%
Ratio of Net Investment Income to Average Net Assets	0.27%		1.59%		0.49%		0.44%	0.33%
Portfolio Turnover Rate	23%		28%		13%		28%	24%

Notes:

1.	For comparative purposes per share amounts are based on average shares outstanding.
2.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by the investment adviser and administrator.

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INTERNATIONAL EQUITY FUND

	Year Ended March 31,
	2006		2005		2004	2003	2002
Net Asset Value, Beginning of Year	$7.80		$6.69		$4.09	$5.85	$6.93

Investment Operations
Net Investment Income	0.08	[1]	0.08	[1]	0.08	0.07	0.04
Net Realized and Unrealized Gain (Loss) on Investments	2.12	[1]	1.04	[1]	2.59	(1.77)	(0.86)

Total From Investment Operations	2.20		1.12		2.67	(1.70)	(0.82)

Distributions
From Net Investment Income	(0.13)		(0.01)		(0.07)	(0.06)	(0.06)
From Net Realized Gains	—		—		—	—	(0.20)

Total Distributions	(0.13)		(0.01)		(0.07)	(0.06)	(0.26)

Net Asset Value, End of Year	$9.87		$7.80		$6.69	$4.09	$5.85

Total Return	28.72%		16.98%		65.55%	(29.26)%	(12.16)%
Ratios/Supplemental Data
Ratios to Average Net Assets
Net Assets, End of Year (in millions)	$60.24		$43.44		$35.60	$29.02	$52.41
Ratio of Net Operating Expenses to Average Net Assets	1.04%		0.90%		0.90%	0.87%	0.90%
Ratio of Gross Operating Expenses to Average Net Assets[2]	1.46%		1.48%		1.44%	1.29%	1.38%
Ratio of Net Investment Income to Average Net Assets	0.97%		1.18%		1.32%	1.07%	0.75%
Portfolio Turnover Rate	34%		59%		59%	71%	52%

Notes:

1.	For comparative purposes per share amounts are based on average shares outstanding.
2.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by the investment adviser and administrator.

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HIGH YIELD FUND

	Year Ended March 31,
	2006	2005	2004		2003	2002
Net Asset Value, Beginning of Year	$4.66	$4.71	$3.99		$6.20	$7.26

Investment Operations
Net Investment Income	0.32 [1]	0.32 [1]	0.35	[1]	0.93 [1]	1.09
Net Realized and Unrealized Gain (Loss) on Investments	(0.14)[1]	(0.06)[1]	0.72	[1]	(1.58)[1]	(1.01)

Total From Investment Operations	0.18	0.26	1.07		(0.65)	0.08

Distributions
From Net Investment Income	(0.32)[2]	(0.31)	(0.35)[3]		(1.56)[4]	(1.10)
From Net Realized Gains	—	—	—		—	(0.04)

Total Distributions	(0.32)	(0.31)	(0.35)		(1.56)	(1.14)

Net Asset Value, End of Year	$4.52	$4.66	$4.71		$3.99	$6.20

Total Return	4.19%	5.80%	27.76%		(10.30)%	1.53%
Ratios/Supplemental Data
Ratios to Average Net Assets
Net Assets, End of Year (in millions)	$12.05	$13.31	$22.64		$37.25	$48.24
Ratio of Net Operating Expenses to Average Net Assets	0.80%	0.80%	0.80%		0.83%	0.78%
Ratio of Gross Operating Expenses to Average Net Assets[5]	1.04%	1.07%	1.11%		1.10%	1.10%
Ratio of Net Investment Income to Average Net Assets	7.09%	6.71%	7.91%		19.14%	17.81%
Portfolio Turnover Rate	62%	70%	170%		153%	311%

Notes:

1.	For comparative purposes per share amounts are based on average shares outstanding.
2.	Includes a tax return of capital of $(0.01).
3.	Includes a tax return of capital of $(0.08).
4.	Includes a tax return of capital of $(0.51).
5.	Expense ratios before waiver of fees and reimbursement of expenses, if any, by the investment adviser and administrator.

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EQUITY OPPORTUNITIES FUND

	Year Ended March 31, 2006		Period Ended March 31, 2005[1]
Net Asset Value, Beginning of Period	$10.98		$10.84

Investment Operations
Net Investment Income	0.09	[2]	0.02	[2]
Net Realized and Unrealized Gain on Investments	1.72	[2]	0.12	[2]

Total From Investment Operations	1.81		0.14

Distributions
From Net Investment Income	(0.07)		—

Total Distributions	(0.07)		—

Net Asset Value, End of Period	$12.72		$10.98

Total Return	16.55%		2.14%	[3]
Ratios/Supplemental Data
Ratios to Average Net Assets
Net Assets, End of Period (in millions)	$54.45		$53.83
Ratio of Net Operating Expenses to Average Net Assets	0.80%		0.80%	[4]
Ratio of Gross Operating Expenses to Average Net Assets[5]	1.05%		1.21%	[4]
Ratio of Net Investment Income to Average Net Assets	0.78%		0.87%	[4]
Portfolio Turnover Rate	17%		13%

Notes:

1.	Commenced operations on January 31, 2005.
2.	For comparative purposes per share amounts are based on average shares outstanding.
3.	Not annualized.
4.	Annualized.
5.	Expense ratios before waiver of fees and reimbursement of expenses, if any, by the investment adviser and administrator.

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EMERGING MARKETS FUND

	Period Ended March 31, 2006[1]
Net Asset Value, Beginning of Period	$8.81

Investment Operations
Net Investment Income	0.13	[2]
Net Realized and Unrealized Gain on Investments	3.79	[2]

Total From Investment Operations	3.92

Distributions
From Net Investment Income	(0.11)

Total Distributions	(0.11)

Net Asset Value, End of Period	$12.62

Total Return	46.25%	[3]
Ratios/Supplemental Data
Ratios to Average Net Assets
Net Assets, End of Period (in millions)	$25.46
Ratio of Net Operating Expenses to Average Net Assets	1.56%	[4]
Ratio of Gross Operating Expenses to Average Net Assets[5]	1.68%	[4]
Ratio of Net Investment Income to Average Net Assets	1.23%	[4]
Portfolio Turnover Rate	7%

Notes:

1.	Commenced operations on April 1, 2005.
2.	For comparative purposes per share amounts are based on average shares outstanding.
3.	Not annualized.
4.	Annualized.
5.	Expense ratios before waiver of fees and reimbursement of expenses, if any, by the investment adviser and administrator.

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CORE BOND FUND

	Period Ended March 31, 2006[1]
Net Asset Value, Beginning of Period	$9.07

Investment Operations
Net Investment Income	0.13	[2]
Net Realized and Unrealized Gain (Loss) on Investments	(0.11)[2]

Total From Investment Operations	0.02

Distributions
From Net Investment Income	(0.13)
From Net Realized Gains	(0.12)

Total Distributions	(0.25)

Net Asset Value, End of Period	$8.84

Total Return	0.20%	[3]
Ratios/Supplemental Data
Ratios to Average Net Assets
Net Assets, End of Period (in millions)	$1.25
Ratio of Net Operating Expenses to Average Net Assets	0.66%	[4]
Ratio of Gross Operating Expenses to Average Net Assets[5]	1.22%	[4]
Ratio of Net Investment Income to Average Net Assets	4.56%	[4]
Portfolio Turnover Rate	95%

Notes:

1.	Commenced operations on November 30, 2005.
2.	For comparative purposes per share amounts are based on average shares outstanding.
3.	Not annualized.
4.	Annualized.
5.	Expense ratios before waiver of fees and reimbursement of expenses, if any, by the investment adviser and administrator.

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Excelsior Funds’ Privacy Notice

A Commitment to Your Privacy

At Excelsior Funds (“Excelsior”), our most important asset is our relationship with you. We are honored that you have entrusted us with your financial affairs, and we are committed to safeguarding the privacy of information we maintain about you. Establishing and adhering to an effective privacy policy is an important part of that dedication. Below, you will find details about Excelsior’s commitment to protecting your privacy, including the types of information we collect about you, and how we use and share that information. Our privacy policy applies to all clients with whom we have a relationship and is also extended to each of our former clients.

Your Privacy is Not for Sale

Simply put, we do not and will not sell your personal information to anyone, for any reason, at any time.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	Application and registration information.
We collect information from you when you open an account. We may also collect information from consumer reporting agencies in the account-opening process. The information we collect may include your name, address, phone number, email address, Social Security number and date of birth.

•	Account history.
Once you have opened an account with Excelsior, we collect and maintain personal information about your account activity, including your transactions. This information allows us to administer your account.

•	Third-party information providers.
We may collect information about you from information services and consumer reporting agencies to verify your identity.

•	Website usage.
When you visit our website, our computer may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools enable us to recognize you when you return to our site, maintain your web session while you browse, as well as help us provide you with a better, more personalized experience.

How We Share Information About You

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;
•	when we use another company to provide services for us, such as printing and mailing your account statements;
•	when we believe that disclosure is required or permitted under law. For example, we may be required to disclose personal information to cooperate with regulatory or law enforcement authorities, to resolve consumer disputes, to perform credit/authentication checks, or for risk control.

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information, Maintaining Your Trust

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations. Companies we use to provide support services are not allowed to use information about our clients for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested. We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information. We maintain physical, electronic and procedural safeguards to protect personal information.

Teaming Up Against Identity Theft

Identity theft is a serious concern to all of us. Safeguarding information to help protect you from identity theft is our priority. Excelsior takes steps to protect you from identity theft by:

•	utilizing client identification and authentication procedures before initiating transactions;
•	ensuring our employees are trained to safeguard personal information about you.

You can also help protect your identity and accounts. Here are a few steps to remember:

•	Excelsior will never request your account number, login password, or Social Security number in either a non-secure or unsolicited email communication;

49

•	shred documents that contain personal information;
•	check your credit report regularly for unauthorized activity and protect your personal identification numbers (PINs) and personal data.

Greater Accuracy Means Better Protection

We are committed to keeping accurate, up-to-date records to help ensure the integrity of the information we maintain about you. If you identify an inaccuracy in this information, or you need to make a change to it, please contact us promptly by calling 1-800-446-1012.

A Commitment to Keeping You Informed

We will provide you with advance notice of important changes to our information-sharing practices.

Contact Us with Questions

If you have any questions or concerns, please contact your Relationship Officer or Excelsior at 1-800-446-1012.

©2006 Excelsior Funds. All rights reserved. REG11000EF-01 (07/06) 606EG/064

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Excelsior Funds, Inc.

Excelsior Funds Trust

Investment Adviser

United States Trust Company, National Association

114 W. 47th Street

New York, New York 10036

or

UST Advisers, Inc.

225 High Ridge Road

Stamford, Connecticut 06905

101 Montgomery Street

San Francisco, California 94104

Distributor

BISYS Fund Services Limited Partnership

100 Summer Street, Suite 1500

Boston, Massachusetts 02110

More information about each Fund is available without charge through the following:

Statements of Additional Information (SAIs)

The SAIs dated July 31, 2006, include detailed information about Excelsior Funds, Inc. and Excelsior Funds Trust. The SAIs are on file with the SEC and are incorporated by reference into this prospectus. This means that the SAIs, for legal purposes, are a part of this prospectus.

Annual and Semi-Annual Reports

These reports contain additional information about the Funds’ investments. The Annual Report also lists each Fund’s holdings and discusses the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

You may obtain an SAI or Annual or Semi-Annual Report free of charge by telephone, by mail, or on the Funds’ website, as follows:

By Telephone:  Call (800) 881-9358 (from overseas, call (617) 483-7297)

By Mail:  Excelsior Funds, P.O. Box 8529, Boston, MA 02266-8529 (or, if by overnight or certified mail, 66 Brooks Drive, Braintree, MA 02184)

By Internet:  http://www.excelsiorfunds.com

From the SEC:  You can also obtain the SAIs or the Annual and Semi-Annual reports, as well as other information about Excelsior Funds, Inc. and Excelsior Funds Trust, from the EDGAR Database on the SEC’s website (“http://www.sec.gov”). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

Excelsior Funds, Inc.’s and Excelsior Funds Trust’s Investment Company Act registration numbers are 811-4088 and 811-8490, respectively.

PRO-INST-0706

EXCELSIOR FUNDS TRUST

Equity Opportunities Fund

Equity Income Fund

High Yield Fund

Income Fund

International Equity Fund

Mid Cap Value and Restructuring Fund

Total Return Bond Fund

STATEMENT OF ADDITIONAL INFORMATION

July 31, 2006

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the current prospectuses for the Funds dated July 31, 2006 (the “Prospectuses”). This SAI pertains to the Shares class, Retirement Shares class (“Retirement Shares”) and Institutional Shares class (“Institutional Shares”) (together, “Shares”), as applicable, of the Equity Opportunities (formerly, the Equity Core Fund), Equity Income, High Yield, Income, International Equity, Mid Cap Value and Restructuring and Total Return Bond Funds (each, a “Fund” and collectively, the “Funds”) of Excelsior Funds Trust. A copy of the Prospectuses may be obtained by writing Excelsior Funds Trust, c/o Boston Financial Data Services, Inc., P.O. Box 8529, Boston, Massachusetts 02266-8529, or by calling (800) 446-1012 for the Shares class or the Retirement Shares or (800) 881-9358 for the Institutional Shares. Capitalized terms not otherwise defined have the same meaning as in the Prospectuses.

The audited financial statements and related reports of Deloitte & Touche LLP, independent registered public accounting firm, contained in the annual reports to the Funds’ shareholders for the fiscal year ended March 31, 2006 are incorporated herein by reference in the section entitled “Financial Statements.” No other parts of the annual reports are incorporated herein by reference. Copies of the annual reports may be obtained upon request and without charge by calling (800) 446-1012 for the Shares class or the Retirement Shares or (800) 881-9358 for the Institutional Shares.

Each Fund’s voting records relating to portfolio securities for the 12 month period ended June 30, 2006 may be obtained upon request without charge by calling (800) 446-1012 for the Shares class or (800) 881-9538 for the Institutional Shares or Retirement Shares, and on the Funds’ website at www.excelsiorfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov.

CLASSIFICATION AND HISTORY

Excelsior Funds Trust (the “Trust”) is an open-end, management investment company. Each Fund is a separate series of the Trust and is classified as diversified under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a business trust under the laws of the State of Delaware on April 27, 1994.

For purposes of this SAI, the Funds are categorized as follows: the Mid Cap Value and Restructuring Fund, International Equity Fund, Equity Income Income Fund and Equity Opportunities Fund are referred to as “Equity Funds” and the Income Fund, Total Return Bond Fund and High Yield Fund are referred to as “Fixed Income Funds.”

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

Each Fund’s investment objective, principal investment strategies and risks are set forth in the Prospectuses. The following information supplements the description of the investment objectives, strategies and risks of the Funds as set forth in the Prospectuses.

In addition to each Fund’s principal investment strategies, the Funds may have certain investment policies, and may use certain other strategies, or engage in other investment practices, that are not principal strategies. Some of these strategies and practices are described below.

During adverse economic, market or other conditions, each Fund may take temporary defensive positions such as investing up to 100% of assets in investments that would not ordinarily be consistent with a Fund’s objective, or remaining uninvested. A Fund’s temporary investments may include investments in U.S. Government Securities, high quality money market instruments and repurchase agreements collateralized by the foregoing obligations. A Fund may not achieve its goal when so invested. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

Mid Cap Value and Restructuring Fund

The Fund may hold cash or invest without limitation in U.S. government securities, high quality money market instruments and repurchase agreements collateralized by the foregoing obligations, if deemed appropriate by the Adviser for temporary defensive purposes.

The Fund currently does not expect to invest more than 30% of its total assets in the securities of foreign issuers.

Normally, not more than 20% of the Fund’s total assets may be invested in other securities and instruments including, e.g., investment-grade debt securities, warrants, options, and futures instruments as described in more detail below.

Total Return Bond Fund

The Fund may invest up to 5% of its total assets in bonds rated below investment grade.

The Fund may hold equity securities as a result of defaulted securities.

High Yield Fund

The Fund may invest in common and preferred stock, warrants and rights. The Fund may hold equity securities as a result of defaulted securities.

International Equity Fund

The Fund normally will hold securities of issuers having their principal place of business in at least three foreign countries.

Convertible debt securities purchased by the Fund will be rated investment grade by Moody’s or S&P if such a rating is available. If unrated, as is the case with most foreign securities, convertible debt securities purchased by the Fund will be deemed to be comparable in quality to securities rated investment grade by the Adviser. The Fund will sell in an orderly fashion as soon as possible any debt securities it holds if they are downgraded below “Baa” by Moody’s or “BBB” by S&P. The Fund may purchase securities both on recognized stock exchanges and in over-the-counter markets. Most of the Fund’s portfolio transactions will be effected in the primary trading market for the given security.

Equity Income Fund

The Fund may invest directly or indirectly in the securities of foreign issuers. The Fund currently does not expect to invest more than 20% of its respective total assets at the time of purchase in such securities.

Equity Opportunities Fund

The Fund may invest directly or indirectly in the securities of foreign issuers, however, the Fund will not invest 20% or more of its total assets at the time of purchase in such securities.

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

Set forth below are descriptions of certain types of portfolio investments and associated risk factors applicable to the Funds as indicated in the headings below.

ADRs, EDRs and GDRs (All Funds)

The Funds may invest in sponsored and unsponsored American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), and Global Depository Receipts (“GDRs”) and other similar instruments. The International Equity Fund may also invest indirectly in foreign securities through share entitlement certificates.

ADRs represent receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities of foreign issuers. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks which evidence ownership of foreign or U.S. securities. GDRs are depository receipts structured similarly to EDRs and are marketed globally. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs are designed for use in European exchange and over-the-counter markets. GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to a Fund’s limitation with respect to such securities. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.

Share entitlement certificates are transferable securities similar to depository receipts which are structured like global debt issues to facilitate trading on an international basis. The holder of a share entitlement certificate holds a fully collateralized obligation of the issuer the value of which is linked directly to that of the underlying foreign security.

Asset-Backed Securities (All Funds)

If permitted by its investment objectives and policies, a Fund may invest in asset-backed securities including, but not limited to, interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables, equipment leases, manufactured housing (mobile home) leases, or home equity loans. These securities may be in the form of pass-through instruments or asset-backed bonds. The securities are issued by non-governmental entities and carry no direct or indirect government guarantee.

The credit characteristics of asset-backed securities differ in a number of respects from those of traditional debt securities. The credit quality of most asset-backed securities depends primarily upon the credit quality of the assets underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement to such securities.

Credit card receivables are generally unsecured and debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by motor vehicle installment purchase obligations permit the servicer of such receivable to retain possession of the underlying obligations. If the servicer sells these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Further, if a vehicle is registered in one state and is then re-registered because the owner and obligor moves to another state, such re-registration could defeat the original security interest in the vehicle in certain cases. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Borrowing and Reverse Repurchase Agreements (All Funds)

Each Fund may borrow funds (including through the purchase of reverse repurchase agreement as described below), in an amount up to one-third of the value of its total assets, for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage. Each Fund may agree to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a “reverse repurchase agreement”). The SEC views reverse repurchase agreements as a form of borrowing. At the time a Fund enters into a reverse repurchase agreement, it will segregate liquid assets having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities.

Debt Securities and Convertible Securities (All Funds).

Certain of the Funds may invest in debt securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities.

Variable or floating rate debt securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer’s credit quality. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.

Certain of the Funds may each invest in convertible securities of domestic and foreign issuers. The convertible securities in which these Funds may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

Debt obligations rated in the lowest of the top four investment grade ratings (“Baa” by Moody’s and “BBB” by S&P) may have some speculative characteristics and may be more sensitive to adverse economic change than higher rated securities. Certain Funds can invest in lower-rated securities, also known as “junk bonds.” Junk bonds are considered speculative and involve a greater risk of default or price changes due to the issuer’s creditworthiness. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. Securities in the lowest quality category may present the risk of default, or may be in default.

Non-investment grade securities have different risks than investments in securities that are rated investment grade. Risk of loss upon default by the borrower is significantly greater because lower-rated securities are generally unsecured and are often subordinated to other creditors of the issuer, and because the issuers frequently have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recessions, individual corporate developments and increasing interest rates, than are investment grade issuers. As a result, the market price of such securities, and the net asset value of a Fund’s shares, may be particularly volatile. Additional risks associated with lower-rated fixed-income securities are (a) the relative youth and growth of the market for such securities, (b) the sensitivity of such securities to interest rate and economic changes, (c) the lower degree of protection of principal and interest payments, (d) the relatively low trading market liquidity for such securities, (e) the impact that legislation may have on the high yield securities market (and, in turn, on the Fund’s net asset value and investment practices), (f) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates whereby the Fund may be required to reinvest premature redemption proceeds in lower yielding portfolio securities, and (g) the creditworthiness of the issuers of such securities. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated bonds generally and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. If the issuer of a lower-rated debt obligation held by the Fund defaulted, the Fund could incur additional expenses to seek recovery. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Finally, a Fund’s trading in fixed-income securities to achieve capital appreciation entails risks that capital losses rather than gains will result.

With respect to securities rated “Baa” by Moody’s or “BBB” by S&P (the lowest of the top four investment rankings), or deemed to be comparable in quality to such securities, interest and principal payments are regarded as adequate for the present; however, these securities may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make interest and principal payments that is the case with higher grade bonds. See “Rating on Debt Securities.”

Funds may acquire zero coupon obligations when consistent with their investment objective and policies. Such obligations have greater price volatility than coupon obligations and will not result in payment of interest until maturity. Since interest income is accrued throughout the term of the zero coupon obligation but is not actually received until maturity, a Fund, which is required for tax purposes to distribute to its shareholders a certain percentage of its income, may have to sell other securities to distribute the income prior to maturity of the zero coupon obligation.

Derivative Contracts and Securities (All Funds)

The term “derivative” has traditionally been applied to certain contracts (including futures, forward, option and swap contracts) that derive their value from changes in the value of an underlying security, currency, commodity or index. Certain types of securities that incorporate the performance characteristics of these contracts are also referred to as “derivatives.” The term has also been applied to securities derived from the cash flows from underlying securities, mortgages or other obligations.

Derivative contracts and securities can be used to reduce or increase the volatility of a Fund’s total performance. To the extent that a Fund invests in securities that could be characterized as derivatives, it will only do so in a manner consistent with its investment objective, policies and limitations.

Foreign Investment Risks (All Funds)

Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Foreign securities markets have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are generally less liquid and their prices more volatile than securities of comparable U.S.-based companies. There is generally less government supervision and regulation of foreign exchanges, brokers and issuers than there is in the U.S. The rights of investors in certain foreign countries may be more limited than those of shareholders of U.S. corporations and the Funds might have greater difficulty taking appropriate legal action in a foreign court than in a U.S. court.

Investing in securities of issuers located in developing or emerging market countries may pose greater risks not typically associated with investing in more established markets. For example, in many emerging markets there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in more established markets. Securities traded in certain emerging markets may also be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. Developing countries may also impose restrictions on a Fund’s ability to repatriate investment income or capital. Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of a Fund. In addition, some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries also face serious exchange restraints and their currencies may not be internationally traded.

Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country. As such, government actions in the future could have a significant effect on economic conditions in developing countries, which could affect private sector companies, a Fund and the value of its securities. The leadership or policies of emerging market countries may also halt the expansion of or reverse the liberalization of foreign investment policies and adversely affect existing investment opportunities. Certain developing countries are also among the largest debtors to commercial banks and foreign governments. Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involves a high degree of risk. Countries such as certain Eastern European countries also involve the risk of reverting to a centrally planned economy.

Foreign securities markets also have different registration, clearance and settlement procedures. Registration, clearance and settlement of securities in developing countries involve risks not associated with similar securities transactions in the United States and other more developed markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in registration, clearance or settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to registration, clearance or settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to registration, clearance or settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

As an example, the registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of shares in Russian companies is reflected by entries in share registers maintained by registrar companies or the companies themselves, and the issuance of extracts of the register, although the evidentiary value of such extracts is uncertain. Formal share certificates may be obtained in certain limited cases. Russian share registers may be unreliable, and a Fund could possibly lose its registration through oversight, negligence or fraud. Russia also lacks a centralized registry to record securities transactions. Registrar companies are located throughout Russia but are not necessarily subject to effective state supervision. There can be no assurance that registrar companies will provide extracts to potential purchasers in a timely manner or at all. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company’s shares by illegally instructing the registrar to refuse to record transactions on the share register. These practices may also prevent a Fund from investing in the securities of certain Russian companies deemed suitable by the Adviser (as hereinafter defined) and could cause a delay in the sale of Russian securities by a Fund if the company deems a purchaser unsuitable, which may expose the Fund to potential loss on its investment.

From time to time, a Fund may invest a significant portion of its total assets in the securities of issuers located in the same country. Investment in a particular country of a significant portion of a Fund’s total assets will make the Fund’s performance more dependent upon the political and economic circumstances of that country than a mutual fund that is more geographically diversified.

Dividends and interest payable on a Fund’s foreign portfolio securities may be subject to foreign withholding taxes. Each Fund also may be subject to taxes on trading profits in some countries. In addition, some countries have a transfer or stamp duties tax on certain securities transactions. The imposition of these taxes will increase the cost to a Fund of investing in any country imposing such taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under the federal income tax provisions, they may reduce the net return to the Fund’s shareholders. Investors should also understand that the expense ratio of the Funds can be expected to be higher than those of funds investing in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

Forward Foreign Currency Exchange Contracts (All Funds)

In accordance with their respective investment objectives and policies, the Funds may buy and sell securities (and receive interest, dividends and sale proceeds) in currencies other than the U.S. dollar. Therefore, the Funds may from time to time enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or use forward contracts to purchase or sell foreign currencies. The cost of a Fund’s spot currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold.

A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. A Fund must segregate liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund’s securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

Each Fund may enter into forward foreign currency exchange contracts for hedging purposes in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Adviser’s long-term investment decisions, the Funds will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the Adviser believes that it is important to have the flexibility to enter into foreign currency hedging transactions when it determines that the transactions would be in a Fund’s best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

At or before the maturity of a forward foreign currency exchange contract when a Fund has agreed to deliver a foreign currency, the Fund may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between a Fund’s entering into a forward contract for the sale of a currency, and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent of the price of the currency it has agreed to sell is less than the price of the currency it has agreed to purchase in the offsetting contract.

While these contracts are not presently regulated by the Commodity Futures Trading Commission (“CFTC”), the CFTC may in the future assert authority to regulate forward contracts. In such event, a Fund’s ability to utilize forward contracts may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. The use of foreign currency forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund’s foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency-denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit a Fund’s ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Fund’s use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund’s cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund’s assets that are the subject of such cross-hedges are denominated.

Foreign currency exchange transactions in emerging markets are subject to a greater risk of default than transactions in non-emerging countries or U.S. companies or the U.S. Government.

Futures Contracts and Related Options (All Funds)

The Funds may invest in futures contracts and related options. These contracts may include interest rate futures contracts and other types of financial futures contracts, including foreign currency futures contracts, as well as any index or foreign market futures which are available on recognized exchanges or in other established financial markets. The use of futures contracts is restricted in that no more than 10% of a Fund’s total assets may be hedged.

A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency for an amount fixed in U.S. dollars. Foreign currency futures, which operate in a manner similar to interest rate futures contracts, may be used by the Funds to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

The Funds will not engage in futures transactions for speculation, but only as a hedge against changes in market values of securities which a Fund holds or intends to purchase. In addition, a Fund may enter into futures transactions in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a currency exchange fluctuation. The Funds will engage in futures transactions only to the extent permitted by the CFTC and the Securities and Exchange Commission (“SEC”). When investing in futures contracts, the Funds must satisfy certain asset segregation requirements to ensure that the use of futures is unleveraged. When a Fund takes a long position in a futures contract, it must segregate liquid assets equal to the purchase price of the contract, less any margin or deposit. When a Fund takes a short position in a futures contract, the Fund must segregate liquid assets in an amount equal to the market value of the securities underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when a Fund “covers” an options or futures position generally by entering into an offsetting position. Each Fund will limit its hedging transactions in futures contracts and related options so that, immediately after any such transaction, the aggregate initial margin that is required to be posted by a Fund under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premiums paid by such Fund on its open futures options positions, does not exceed 5% of such Fund’s total assets, after taking into account any unrealized profits and unrealized losses on the Fund’s open contracts (and excluding the amount that a futures option is “in-the-money” at the time of purchase). An option to buy a futures contract is “in-the-money” if the then-current purchase price of the underlying futures contract exceeds the exercise or strike price; an option to sell a futures contract is “in-the-money” if the exercise or strike price exceeds the then-current purchase price of the contract that is the subject of the option.

Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively hedge.

Transactions in futures as a hedging device may subject a Fund to a number of risks. Successful use of futures by a Fund is subject to the ability of the Adviser to correctly predict movements in the direction of the market, currency exchange rates and other economic factors. There may be an imperfect correlation, or no correlation at all, between movements in the price of the futures contracts (or options) and movements in the price of the instruments being hedged. In addition, investments in futures may subject a Fund to losses due to unanticipated market movements which are potentially unlimited. Further, there is no assurance that a liquid market will exist for any particular futures contract (or option) at any particular time. Consequently, a Fund may realize a loss on a futures transaction that is not offset by a favorable movement in the price of securities which it holds or intends to purchase or may be unable to close a futures position in the event of adverse price movements. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. In addition, in some situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

As noted above, the risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

Utilization of futures transactions by a Fund involves the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

See “Options on Futures Contracts,” below. See Appendix C for further discussion of futures contracts and options.

Government Obligations (All Funds)

The Funds may invest in U.S. Government obligations, including U.S. Treasury bonds, notes and bills and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association, the Federal National Mortgage Association, the General Services Administration, the Student Loan Marketing Association, the Central Bank for Cooperatives, the Federal Home Loan Mortgage Corporation, the Federal Intermediate Credit Banks and the Maritime Administration. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

Securities issued or guaranteed by the U.S. government have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns Shares of a Fund.

Guaranteed Investment Contracts (All Funds except High Yield Fund)

The Funds, except for the High Yield Fund, may invest in guaranteed investment contracts (“GICs”) issued by insurance companies.

Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to the fund guaranteed interest. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. Because a Fund may not receive the principal amount of a GIC from the insurance company on seven days’ notice or less, the GIC is considered an illiquid investment. The term of a GIC will be 13 months or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the guaranteed interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand. Currently, each Fund intends to invest 5% or less of its respective net assets in GICs during the current year.

Illiquid Securities (All Funds)

No Fund will knowingly invest more than 15% of the value of its net assets in illiquid securities. Each Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the “1933 Act”), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them which, if possible at all, would result in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

Certain of the Funds may, from time to time, purchase other non-publicly traded securities, private placements and restricted securities. These securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly-traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly-traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.

In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Each Fund may purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. Rule 144A allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.

Rule 144A securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Board of Trustees of the Trust. If trading in Rule 144A securities were to decline, these securities could become illiquid after being purchased, increasing the level of illiquidity of a Fund. As a result, a Fund holding these securities might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value.

Investment Company Securities (All Funds)

Each Fund may invest in securities issued by other investment companies which invest in high-quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method (i.e., money market funds).

Each Equity and Fixed Income Fund may invest in exchange-traded funds (“ETFs”), which includes SPDRs. ETFs are investment companies which offer shares that are listed on a national stock exchange. Shares of ETFs, because they are listed on a stock exchange, can be traded throughout the day on that stock exchange at market-determined prices. ETFs typically invest predominantly in the securities of companies comprising an underlying index. As such, the ETF itself is an index fund. SPDRs are one of many ETFs offered. SPDRs are interests in a unit investment trust (“UIT”) that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange (“AMEX”)). There is a 5% limit based on total assets on investments by any one Fund in SPDRs and a 3% limit on the amount of voting securities in SPDRs held by a Fund. The UIT will issue SPDRs in aggregations known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities substantially similar to the component securities (“Index Securities”) of the

Standard & Poor’s 500 Composite Stock Price Index (the “S&P Index”), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT’s portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit (“Balancing Amount”) designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.

SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, the Fund must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Fund will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Funds could result in losses on SPDRs.

The International Equity Fund may purchase shares of investment companies investing primarily in foreign securities, including so-called “country funds,” which have portfolios consisting exclusively of securities of issuers located in one foreign country, and funds that invest in securities included in foreign security indices, such as WEBS or iShares MSCI Index Funds issued by iShares, Inc. (“iShares(SM)”) and similar securities of other issuers. iShares(SM) are shares of an investment company that invests substantially all of its assets in securities included in the Morgan Stanley Capital International indices for specific countries. The expense associated with an investment in iShares(SM) can often be substantially lower than the expense of small investments directly in the securities comprising the indices it seeks to track. iShares(SM) are listed on the AMEX . The market prices of iShares(SM) are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and supply and demand of iShares(SM) on the AMEX. To date, iShares(SM) have traded at relatively modest discounts and premiums to their net asset values. However, iShares(SM) have a limited operating history, and information is lacking regarding the actual performance and trading liquidity of iShares(SM) for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares(SM) will continue to be met or will remain unchanged.

In the event substantial market or other disruptions affecting iShares(SM) should occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected, and a Fund’s ability to provide investment results approximating the performance of securities in the EAFE Index could be impaired. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares(SM) or other “country funds” as part of its investment strategy.

Securities of other investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act and the rules and regulations thereunder. Except as otherwise permitted under the 1940 Act and the rules and regulations thereunder, each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. In addition to the advisory fees and other expenses each Fund bears directly in connection with its own operations, as a shareholder of another investment company, each Fund would bear its pro rata portion of the other investment company’s advisory fees and other expenses. As such, a Fund’s shareholders would indirectly bear the expenses of the Fund and the other investment company, some or all of which would be duplicative.

Master Limited Partnerships (“MLPs”) (All Funds)

Each Fund may invest in publicly traded MLPs. MLPs are passive investment vehicles, in which 85% to 90% of operating profits and losses are usually passed through the ownership structure to the limited partners. This pass through creates passive income or losses, along with dividend and investment income. MLPs typically pay out most of their distributable cash flow to unit holders. Distributable cash flow is calculated as net income plus depreciation and other non-cash items, less maintenance capital expenditure requirements.

The MLPs the Funds may purchase are comprised of a general partner (the GP) and multiple limited partners (LP holders). The general partner is responsible for the operations and the maintenance of the partnership’s businesses, while the limited partners assume economic risk up their level of investment. The general partner typically as a 1% to 2% stake in the MLP and typically can extract a higher percentage of the partnership’s take as the MLP’s distributions increase. This serves as an incentive to the general partner for growing the partnership’s distributions.

Generally speaking, Master Limited Partnership investment returns are enhanced during periods of declining/low interest rates and tend to be negatively influenced when interest rates are rising. As an income vehicle, the unit price can be influenced by general interest rate trends independent of specific underlying fundamentals. In addition, most MLPs are fairly leveraged and typically carry a portion of “floating” rate debt. As such, a significant upward swing in interest rates would also drive interest expense higher. Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to transact accretive acquisitions.

Money Market Instruments (All Funds)

The Funds may invest in “money market instruments,” which include, among other things, bank obligations, commercial paper and corporate bonds with remaining maturities of 13 months or less.

Bank obligations include bankers’ acceptances, negotiable certificates of deposit, and non-negotiable time deposits earning a specified return and issued by a U.S. bank which is a member of the Federal Reserve System or insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”), or by a savings and loan association or savings bank which is insured by the Savings Association Insurance Fund of the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks and obligations of domestic branches of foreign banks.

Commercial paper may include variable and floating rate instruments. While there may be no active secondary market with respect to a particular instrument purchased by a Fund, each Fund may, from time to time as specified in the instrument, demand payment of the principal of the instrument or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods when a Fund is not entitled to exercise its demand rights, and a Fund could, for this or other reasons, suffer a loss with respect to such instrument.

Mortgage-Backed Securities, Mortgage Pass-Throughs and Collateralized Mortgage Obligations (Fixed Income Funds)

Each Fixed Income Fund may invest in Mortgage-Backed securities. Mortgage-Backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

The mortgage-related securities the Funds may purchase include pass-throughs and collateralized mortgage obligations that meet each Fund’s selection criteria and are investment grade or of comparable quality. Mortgage pass-throughs are securities that pass through to investors an undivided interest in a pool of underlying mortgages. These are issued or guaranteed by U.S. government agencies such as the Government National Mortgage Association (“GNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) and the Federal National Mortgage Association (“FNMA”). Other mortgage pass-throughs consist of whole loans originated and issued by private limited purpose corporations or conduits. Collateralized mortgage obligation bonds are obligations of special purpose corporations that are collateralized or supported by mortgages or mortgage securities such as pass-throughs.

Municipal Obligations (Fixed Income Funds)

The Fixed Income Funds may invest in debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions, the interest of which is, in the opinion of bond counsel to the issuer, exempt from federal income tax (“Municipal Obligations”). Dividends paid by Funds that are derived from interest on municipal securities would be taxable to the Funds’ shareholders for federal income tax purposes.

Municipal Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term “Municipal Obligations” only if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax.

The two principal classifications of Municipal Obligations are “general obligation” securities and “revenue” securities. General obligation securities are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as user fees of the facility being financed.

The Funds may also invest in “moral obligation” securities, which are usually issued by public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund — the restoration of which is a moral commitment, but not a legal obligation of the state or municipality which created the issuer. There is no limitation on the amount of moral obligation securities that may be held by the Funds.

There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs such as Moody’s and S&P described in Appendix B hereto represent their opinion as to the quality of Municipal Obligations. See “Ratings on Debt Securities.” It should be emphasized that these ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate, and rating may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Obligations may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by that Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the obligation.

The payment of principal and interest on most securities purchased will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities, and each multistate agency of which a state is a member, is a separate “issuer” as that term is used in this Statement of Additional Information. The non-governmental user of facilities financed by private activity bonds is also considered to be an “issuer.” An issuer’s obligations under its Municipal Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Obligations may be materially adversely affected by litigation or other conditions.

Private activity bonds are issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. Private activity bonds held by the Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities. Consequently, the credit quality of these obligations is usually directly related to the credit standing of the corporate user of the facility involved.

Among other instruments, the Funds may purchase short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Funds may invest in long-term tax-exempt instruments, such as municipal bonds and private activity bonds, to the extent consistent with the maturity restrictions applicable to it.

Opinions relating to the validity of Municipal Obligations and to any exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the Adviser will review the proceedings relating to the issuance of Municipal Obligations or the bases for such opinions.

Options (All Funds)

Purchasing Put and Call Options

The Funds may purchase put and call options listed on a national securities exchange and issued by the Options Clearing Corporation. Each Fund may purchase options in an amount not exceeding 5% of the Fund’s net assets. The options may relate to particular securities or various stock and bond indices.

Purchase of options is a highly specialized activity which entails greater than ordinary investment risks, including a substantial risk of a complete loss of the amounts paid as premiums to the writer of the options. Regardless of how much the market price of the underlying security increases or decreases, the option buyer’s risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities. A listed call option gives the purchaser of the option the right to buy from a clearing corporation, and the writer has the obligation to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Writing Covered Call Options

Each Fund may engage in writing covered call options (options on securities owned by the particular Fund) and enter into closing purchase transactions with respect to such options. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. The aggregate value of the securities subject to options written by each Fund may not exceed 25% of the value of its net assets. By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit, and it will not be able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series.

When a Fund writes a covered call option, it may terminate its obligation to sell the underlying security prior to the expiration date of the option by executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new call option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the writer will have incurred a loss on the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period. A Fund will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Fund to make a closing purchase transaction in order to close out its position.

When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by that Fund is included in the liability section of that Fund’s statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current value of the option written. If an option expires on the stipulated expiration date, or if the Fund involved enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund involved may deliver the underlying security from its portfolio or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund involved will realize a gain or loss. Premiums from expired call options written by the Funds and net gains from closing purchase transactions are treated as short-term capital gains for Federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

Options on Futures Contracts (All Funds)

Each Fund may purchase options on the futures contracts described above under “Futures Contracts.” A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the instruments being hedged, an option may or may not be less risky than ownership of the futures contract or such instruments. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

Participation Interests (All Funds except the High Yield, Equity Income and Equity Opportunities Funds)

The Funds may purchase from financial institutions participation interests in securities in which such Fund may invest. A participation interest gives a Fund an undivided interest in the security in the proportion that the Fund’s participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. government securities, or, in the case of unrated participation interests, the Adviser must have determined that the instrument is of comparable quality to those instruments in which the Fund may invest. For certain participation interests, a

Fund will have the right to demand payment, on not more than seven days’ notice, for all or any part of the Fund’s participation interest in the security, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. The Funds will not invest more than 15% of their net assets in participation interests that do not have this demand feature. Currently, no Fund intends to invest more than 5% of its net assets in participation interests during the current year. See “Investment Limitations” on page 29.

Portfolio Turnover (All Funds)

Each Fund may sell a portfolio investment immediately after its acquisition if the Adviser believes that such a disposition is consistent with attaining the investment objective of the particular Fund. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A rate of 100% indicates that the equivalent of all of the Fund’s assets have been sold and reinvested in a calendar year. A high rate of portfolio turnover may involve correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by a Fund and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See “Taxation” on page 29.

Precious Metals (International Equity Fund)

The International Equity Fund may invest up to 5% of its total assets in gold bullion by purchasing gold bars primarily of standard weight at the best available prices in the New York bullion market. However, the Adviser will have discretion to purchase or sell gold bullion in other markets, including foreign markets, if better prices can be obtained.

Precious metals do not generate income or produce dividends, and therefore offer only the potential for capital appreciation and depreciation. Investments in precious metals may subject the Fund to higher custody and transaction costs than those normally associated with the ownership of securities. Investments relating to precious metals are considered speculative. Precious metals are subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of gold and other precious metals may be more or less volatile in price than securities of companies engaged in precious metals-related businesses. Investments in precious metals can present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations.

Under current federal tax law, the Fund would fail to qualify as a regulated investment company if its gains from the sale or other disposition of precious metals were to exceed 10% of the Fund’s annual gross income. Therefore, this limitation may cause the Fund to hold or sell precious metals or securities when it would not otherwise be advantageous to do so. At present, South Africa, the United States, Australia, Canada and the Commonwealth of

Independent States (which includes Russia and certain other countries that were part of the former Soviet Union) are the five major producers of gold bullion. Therefore, political and economic conditions in these and other gold-producing countries may pose certain risks to the Fund’s investments in gold and gold-related companies. These include the effect of social and political unrest on mining production and gold prices, as well as the threat of nationalization or expropriation by the various governments involved.

Preferred Stock (All Funds)

Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer’s board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

Ratings on Debt Securities (All Funds)

Ratings represent the opinions of rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Adviser also makes its own evaluations of these securities, subject to review by the Board of Trustees of the Trust. After purchase by a Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event would require a Fund to dispose of the obligation, but the Adviser will consider such an event in its determination of whether the Fund should continue to hold the obligation. A description of the ratings used herein is set forth in Appendix B to this Statement of Additional Information.

REITs (All Funds)

Each Fund may invest in real estate investment trusts (REITs). REITs pool investors’ funds for investment primarily in income-producing real estate or real estate related loans or interests. Unlike corporations, REITs do not have to pay income taxes if they meet certain requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To qualify, a REIT must distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property.

REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rental and lease payments. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs make loans to commercial real estate developers and derive their income primarily from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

An equity REIT’s performance ultimately depends on the types and locations of the properties it owns and on how well it manages its properties. For instance, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants’ failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, rent controls, losses due to casualty or condemnation, increases in property taxes and/or operating expenses, or changes in zoning laws or other factors.

Changes in interest rates could affect the performance of REITs. In general, during periods of rising interest rates, REITs may lose some of their appeal to investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates may also mean that it is more expensive to finance property purchases, renovations and improvements, which could hinder a REIT’s performance. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such mortgage REITs.

While equity REITs are affected by changes in the value of the underlying properties they own, mortgage REITs are affected by changes in the value of the properties to which they have extended credit. REITs may not be diversified and are subject to the risks involved with financing projects. REITs may also be subject to substantial cash flow dependency and self-liquidation. In addition, REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act.

Such factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to a REIT. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Under certain circumstances the Fund could own real estate directly as a result of a default on debt securities it owns. If the Fund has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company.

Repurchase Agreements (All Funds)

Each Fund may agree to purchase portfolio securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). The Funds will enter into repurchase agreements only with financial institutions that are deemed to be creditworthy by the Adviser. The Funds will not enter into repurchase agreements with the Adviser or any of its affiliates. Repurchase agreements with remaining maturities in excess of seven days will be considered illiquid securities and will be subject to the limitations discussed above under “Illiquid Securities.” The repurchase price under a repurchase agreement generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement).

Securities subject to repurchase agreements are held by the Funds’ custodian (or sub-custodian) or in the Federal Reserve/Treasury book-entry system. The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the repurchase price. Default or bankruptcy of the seller would, however, expose a Fund to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement. Repurchase agreements are considered loans by a Fund under the 1940 Act.

Securities Lending (All Funds)

To increase return on its portfolio securities, a Fund may lend its portfolio securities to broker/dealers pursuant to agreements requiring the loans to be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank, or any combination thereof. Such loans will not be made if, as a result, the aggregate of all outstanding loans of a Fund exceeds 30% of the value of its total assets. When a Fund lends its portfolio securities, it continues to receive interest or dividends on the securities lent and may simultaneously earn interest on the investment of the cash loan collateral, which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities lent pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in the Adviser’s judgment, the income to be earned from the loan justifies the attendant risks.

Special Risk Factors – Investments in Smaller Companies (Equity Funds)

The equity securities of medium and smaller companies have historically been characterized by greater volatility of returns, greater total returns and lower dividend yields than equity securities of large companies. As a result, there may be a greater fluctuation in the value of a Fund’s shares, and a Fund may be required, in order to satisfy redemption requests or for other reasons, to sell these securities at a discount from market prices, to sell during periods when such disposition is not desirable, or to make many small sales over a period of time.

Short Sales “Against the Box” (All Funds)

In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. A Fund may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.”

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Fund engages in a short sale, the collateral for the short position will be maintained by its custodian or qualified sub-custodian. While the short sale is open, a Fund maintains in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Fund’s long position.

A Fund will not engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security (or a security convertible or exchangeable for such security), or when a Fund wants to sell the security at an attractive current price, but also wishes to defer recognition of gain or loss for federal income tax purposes or for purposes of satisfying certain tests applicable to regulated investment companies under the Code. In such case, any future losses in a Fund’s long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced depends upon the amount of the security sold short relative to the amount a Fund owns. There are certain additional transaction costs associated with short sales against the box, but a Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

As a non-fundamental operating policy, not more than 40% of a Fund’s total assets would be involved in short sales against the box.

Short-Term Instruments (All Funds)

The Funds may invest in commercial paper consisting of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under an agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

Each Fund may invest in U.S. dollar-denominated certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations issued by domestic banks and domestic or foreign branches or subsidiaries of foreign banks. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Such instruments include Yankee Certificates of Deposit (“Yankee CDs”), which are certificates of deposit denominated in U.S. dollars and issued in the United States by the domestic branch of a foreign bank. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Funds are not insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. government. A Fund will not invest more than 15% of the value of its net assets in time deposits maturing in longer than seven days. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Obligations of foreign branches and subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as certificates of deposit and time deposits, may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

The Funds will limit their short-term investments to those U.S. dollar-denominated instruments which are determined by or on behalf of the Board of Trustees of the Trust to present minimal credit risks and which are of “high quality” as determined by a nationally recognized statistical rating organization (“NRSRO”) (e.g., rated P-1 by Moody’s or A-1 by S&P) or, in the case of instruments which are not rated, are deemed to be of comparable quality by the Adviser under the supervision of the Board of Trustees of the Trust. The Funds may invest in obligations of banks which at the date of investment have capital, surplus and undivided profits (as of the date of their most recently published financial statements) in excess of $100 million. Investments in high quality short-term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a lower quality or longer term.

Stand-By Commitments (Fixed Income Funds)

The Fixed Income Funds may acquire “stand-by commitments” with respect to Municipal Obligations held by them. Under a “stand-by commitment,” a dealer or bank agrees to purchase from a Fund, at the Fund’s option, specified Municipal Obligations at a specified price. The amount payable to a Fund upon its exercise of a “stand-by commitment” is normally (i) the Fund’s acquisition cost of the Municipal Obligations (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. “Stand-by commitments” are exercisable by a Fund at any time before the maturity of the underlying Municipal Obligations, and may be sold, transferred or assigned by the Fund only with the underlying instruments.

“Stand-by commitments” are often available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a “stand-by commitment” either separately in cash or by paying a higher price for securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Where a Fund has paid any consideration directly or indirectly for a “stand-by commitment,” its cost will be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

The Funds intend to enter into “stand-by commitments” only with banks and broker/dealers which, in the Adviser’s opinion, present minimal credit risks. In evaluating the creditworthiness of the issuer of a “stand-by commitment,” the Adviser will review periodically the issuer’s assets, liabilities, contingent claims and other relevant financial information. The Funds will acquire “stand-by commitments” solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. When investing in “stand-by commitments,” the Fund will segregate liquid assets equal to the value of the purchase price under the commitment.

Technology Securities

Each Fund may invest in securities of issuers engaged in the technology sector of the economy. These securities may underperform stocks of other issuers or the market as a whole. To the extent that each Fund invests in issuers conducting business in the technology market sector, each Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the market sector. Competitive pressures may significantly impact the financial condition of technology companies. For example, an increasing number of companies and new product offerings can lead to price cuts and slower selling cycles, and many of these companies may be dependant on the success of a principal product, may rely on sole source providers and third-party manufacturers, and may experience difficulties in managing growth. In addition, securities of technology companies may experience dramatic price movements that have little or no basis in fundamental economic conditions. As a result, each Fund’s investment in technology companies may subject it to more volatile price movements.

When-Issued and Forward Transactions (All Funds)

Each Fund may purchase eligible securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis. These transactions involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place in the future, beyond the normal settlement date, at a stated price and yield. Securities purchased on a “forward commitment” or “when-issued” basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. When a Fund agrees to purchase securities on a “when-issued” or “forward commitment” basis, the custodian will segregate liquid assets equal to the amount of the commitment.

It is expected that “forward commitments” and “when-issued” purchases will not exceed 25% of the value of a Fund’s total assets absent unusual market conditions, and that the length of such commitments will not exceed 45 days. The Funds do not intend to engage in “when-issued” purchases and “forward commitments” for speculative purposes, but only in furtherance of their investment objectives.

A Fund will purchase securities on a “when-issued” or “forward commitment” basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable capital gain or loss.

When a Fund engages in “when-issued” or “forward commitment” transactions, it relies on the other party to consummate the trade. Failure of such other party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a “when-issued” purchase or a “forward commitment” to purchase securities and any subsequent fluctuations in their market value are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Certain Other Obligations

In order to allow for investments in new instruments that may be created in the future, a Fund may invest in obligations other than those listed herein, provided such investments are consistent with such Fund’s investment objective, policies and restrictions.

INVESTMENT LIMITATIONS

Certain investment limitations are matters of fundamental policy. Fundamental investment limitations may be changed with respect to a Fund only by a vote of the holders of a majority of such Fund’s outstanding shares. Certain investment limitations, however, are matters of operating policy. Investment limitations which are “operating policies” with respect to a Fund may be changed by the Trust’s Board of Trustees without shareholder approval. As used herein, a “vote of the holders of a majority of the outstanding shares” of the Trust or a particular Fund means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Trust or such Fund, or (b) 67% or more of the shares of the Trust or such Fund present at a meeting if more than 50% of the outstanding shares of the Trust or such Fund are represented at the meeting in person or by proxy.

Attached as Appendix A are each of the Fund’s Fundamental Investment Restrictions and certain additional matters of operating policy.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Distributor

Shares are continuously offered for sale by BISYS Fund Services Limited Partnership (the “Distributor”), a registered broker-dealer and the Trust’s distributor. The Distributor is located at 100 Summer Street, Suite 1500, Boston, MA 02110. Under the Distribution Agreement, the Distributor has agreed to use all reasonable efforts, consistent with its other business, in connection with the continuous offering of shares of the Company. Prior to January 1, 2005, Edgewood Services, Inc. served as Distributor.

The Distributor may provide financial assistance in connection with seminars, conferences, and advertising, which are pre-approved by the Distributor, to the extent permitted by applicable state or self-regulatory agencies, such as the National Association of Securities Dealers. The Distributor, in its discretion, may also from time to time, pursuant to objective criteria established by the Distributor, pay fees to qualifying dealers for certain services or activities which are primarily intended to result in sales of shares of the Funds. Payments made under such programs will be made from any Rule 12b-1 distribution fees that may be paid and available for such expenditures from time to time.

Purchase of Shares

Shares of the Funds are offered for sale at their net asset value per share next computed after a purchase request is received in good order by the Trust’s transfer agent or by an authorized broker or designated intermediary. The Distributor has established several procedures for purchasing Shares in order to accommodate different types of investors.

Shares may be sold to customers (“Customers”) of financial institutions or to participants in group retirement plans (“Shareholder Organizations”). Shares are also offered for sale directly to institutional investors and to members of the general public. Different types of Customer accounts at the Shareholder Organizations may be used to purchase Shares, including eligible agency and trust accounts. In addition, Shareholder Organizations may automatically “sweep” a Customer’s account periodically and invest amounts in excess of a minimum balance agreed to by the Shareholder Organization and its Customer in Shares selected by the Customer. Investors purchasing Shares may include officers, directors, or employees of the particular Shareholder Organization.

Institutional Shares are generally offered only to qualified institutional investors, as set forth in the Prospectus (“Institutional Investors”). The Shares class is designed for purchase by individuals (“Direct Investors”) or by Institutional Investors. Retirement Shares are offered to participants (“Participants”) of 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund (“Group Retirement Plans”). Collectively, Institutional Investors, Direct Investors and Participants are referred to as “Investors”. While there is no limit in the size of a Group Retirement Plan that may purchase Retirement Shares, Retirement Shares generally are offered to smaller Group Retirement Plans (typically that have plan assets of $10 million or less). Retirement Shares are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and Individual 403(b) plans.

It is the Group Retirement Plan’s responsibility to transmit to the Fund or the Distributor all purchase requests for its Participants and to transmit, on a timely basis, payment for such requests to Boston Financial Data Services, Inc. (“BFDS”), the Fund’s transfer agent, in accordance with the procedures agreed to by the Group Retirement Plan and the Distributor.

Shares may also be purchased by Customers of the Adviser, its affiliates and correspondent banks, and other Shareholder Organizations (or, if applicable, an authorized designee of the Shareholder Organization) that have entered into agreements with the Trust. The Trust will be deemed to have received a purchase (and redemption) order when a Shareholder Organization (or, if applicable, an authorized designee of the Shareholder Organization) receives the order. The orders will be priced at that Fund’s net asset value (see “Portfolio Valuation”) next computed after the order is received by the Shareholder Organization (or, if applicable, an authorized designee of the Shareholder Organization) and accepted by the Fund. A Shareholder Organization may elect to hold of record Shares for its Customers and to record beneficial ownership of Shares on the account statements provided by it to its Customers. If it does so, it is the Shareholder Organization’s responsibility to transmit to the Distributor all purchase requests for its Customers and to transmit, on a timely basis, payment for such requests to BFDS, in accordance with the procedures agreed to by the Shareholder Organization and the Distributor. Confirmations of all such Customer purchases (and redemptions) will be sent by BFDS to the particular Shareholder Organization. As an alternative, a Shareholder Organization may elect to establish its Customers’ accounts of record with BFDS. In this event, even if the Shareholder Organization continues to place its Customers’ purchase (and redemption) requests with the Funds, BFDS will send confirmations of such transactions and periodic account statements directly to the shareholders of record. Shares in the Funds bear the expense of fees payable to Shareholder Organizations for such services. Transaction related charges associated with the submission of orders to the Funds, such as CUSIP charges, and NSCC fees are also incurred by the Funds and therefore, indirectly, by shareholders in the Funds. Transaction charges, if any, imposed by Shareholder Organizations on their Customers associated with the placement of orders by Customers with such organizations (such as broker trading charges, commission) are incurred by the Customers and not by the Funds. See “Shareholder Organizations.”

Redemption Procedures

Customers of Shareholder Organizations holding shares of record may redeem all or part of their investments in a Fund in accordance with procedures governing their accounts at the Shareholder Organizations. It is the responsibility of the Shareholder Organizations (or, if applicable, an authorized designee of the Shareholder Organization) to transmit redemption requests to BFDS and credit such Customer accounts with the redemption proceeds on a timely basis. Redemption requests for Institutional Investors may also be transmitted to BFDS by telephone at (800) 881-9358 or by terminal access. No charge for wiring redemption payments to Shareholder Organizations or Institutional Investors is imposed by the Trust, although

Shareholder Organizations may charge a Customer’s account for wiring redemption proceeds. Information relating to such redemption services and charges, if any, is available from the Shareholder Organizations. An Investor redeeming Shares through a registered investment adviser or certified financial planner may incur transaction charges in connection with such redemptions. Such Investors should contact their registered investment adviser or certified financial planner for further information on transaction fees. A 2.00% redemption fee is charged on redemptions for the International Equity Fund, as disclosed in its Prospectus. An equivalent redemption fee for the Equity Opportunities, Equity Income, High Yield, and Mid Cap Value and Restructuring Funds will apply to shares purchased on or after October 16, 2006. Investors may redeem all or part of their Shares in accordance with any of the procedures described below (these procedures also apply to Customers of Shareholder Organizations for whom individual accounts have been established with BFDS).

As discussed in the Prospectus, a redemption request for an amount in excess of $50,000 per account, or for any amount if the proceeds are to be sent elsewhere than the address of record, must be accompanied by signature guarantees from any eligible guarantor institution approved by BFDS in accordance with its Standards, Procedures and Guidelines for the Acceptance of Signature Guarantees (“Signature Guarantee Guidelines”). Eligible guarantor institutions generally include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. All eligible guarantor institutions must participate in the Securities Transfer Agents Medallion Program (“STAMP”) in order to be approved by BFDS pursuant to the Signature Guarantee Guidelines. Copies of the Signature Guarantee Guidelines and information on STAMP can be obtained from BFDS at (800) 446-1012 or P.O. Box 8529, Boston, MA 02266-8529.

BFDS may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees, Group Retirement Plans and guardians. A redemption request will not be deemed to be properly received until BFDS receives all required documents in good order. Payment for Retail Shares redeemed will ordinarily be made by mail within five Business Days after receipt by BFDS of the redemption request in good order. Payment for Institutional Shares and Retirement Shares redeemed will normally be sent the next Business Day after receipt by BFDS of the redemption request in good order. Questions with respect to the proper form for redemption requests should be directed to BFDS at (800) 446-1012 (from overseas, call (617) 483-7297).

Investors who have so indicated on the Application, or have subsequently arranged in writing to do so, may redeem Shares by instructing BFDS by telephone as described in the Prospectus.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. If an Investor is unable to contact BFDS by telephone, the Investor may also deliver the redemption request to BFDS in writing at the address noted above.

Other Redemption Information

Except as described in “Investor Programs” below, Investors with account balances under $500 due to redemptions (not market depreciation) may be required to redeem Shares in a Fund after 60 days’ written notice. If a Customer has agreed with a particular Shareholder Organization to maintain a minimum balance in his or her account at the institution with respect to Shares of a Fund, and the balance in such account falls below that minimum, the Customer may be obliged by the Shareholder Organization to redeem all or part of his or her Shares to the extent necessary to maintain the required minimum balance.

The Trust may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading on the New York Stock Exchange (the “NYSE”) is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.

In the event that Shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such Shares an amount that is more or less than his original investment due to changes in the market prices of that Fund’s portfolio securities.

Under certain circumstances, the Trust may, in its discretion, accept securities as payment for Shares. Securities acquired in this manner will be limited to securities issued in transactions involving a bona fide reorganization or statutory merger, or other transactions involving securities that meet the investment objective and policies of any Fund acquiring such securities.

INVESTOR PROGRAMS

Systematic Withdrawal Plan

An Investor who owns Shares class shares having a value of $10,000 or more may begin a Systematic Withdrawal Plan. The withdrawal can be on a monthly, quarterly, semiannual or annual basis. There are four options for such systematic withdrawals. The Investor may request:

(a)	A fixed-dollar withdrawal;

(b)	A fixed-share withdrawal;

(c)	A fixed-percentage withdrawal (based on the current value of the account); or

(d)	A declining-balance withdrawal.

Prior to participating in a Systematic Withdrawal Plan, the Investor must deposit any outstanding certificates for Shares class shares with BFDS. Under this Plan, dividends and distributions are automatically reinvested in additional shares class shares of a Fund. Amounts paid to investors under this Plan should not be considered as income. Withdrawal payments represent proceeds from the sale of Shares class shares, and there will be a reduction of the shareholder’s equity in the Fund involved if the amount of the withdrawal payments exceeds the dividends and distributions paid on the Shares class shares and the appreciation of the Investor’s investment in the Fund. This in turn may result in a complete depletion of the shareholder’s investment. An Investor may not participate in a program of systematic investing in a Fund while at the same time participating in the Systematic Withdrawal Plan with respect to an account in the same Fund. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, the Systematic Withdrawal Plan directly from their Shareholder Organizations.

Exchange Privilege

Investors may exchange Shares having a value of at least $500 for Shares of the same class of any other portfolio of the Trust or Excelsior Tax-Exempt Funds, Inc. or Excelsior Funds Inc. (together with the Trust and Excelsior Tax-Exempt Funds, Inc., the “Companies”). An exchange involves a redemption of all or a portion of the shares in a Fund and the investment of the redemption proceeds in shares of another portfolio. The redemption will be made at the per share net asset value of the shares being redeemed next determined after the exchange request is received in good order. The shares of the portfolio to be acquired will be purchased at the per share net asset value of those shares next determined after receipt of the exchange request in good order.

Shares may be exchanged by wire, telephone or mail and must be made to accounts of identical registration. There is no exchange fee imposed by the Companies. However, certain exchanges may be subject to a 2.00% redemption fee, as described in the Prospectus. In order to prevent abuse of the exchange privilege to the disadvantage of other shareholders, your exchanges may be limited if it is in the best interests of a Fund or its shareholders. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, such program directly from their Shareholder Organizations.

For federal income tax purposes, exchanges are treated as sales on which the shareholder will realize a gain or loss for tax purposes, depending upon whether the value of the shares to be given up in exchange is more or less than the basis in such shares at the time of the exchange.

Retirement Plans

Shares may be available for purchase by Investors in connection with the following tax-deferred prototype retirement plans offered by United States Trust Company, National Association:

•	IRAs (including “rollovers” from existing retirement plans) for individuals and their spouses;

•	Profit Sharing and Money-Purchase Plans for corporations and self-employed individuals and their partners to benefit themselves and their employees; and

•	Keogh Plans for self-employed individuals.

Investors investing in the Funds pursuant to Profit Sharing and Money-Purchase Plans and Keogh Plans are not subject to the minimum investment and forced redemption provisions described above. The minimum initial investment for IRAs is $250 per Fund and the minimum subsequent investment is $50 per Fund. Detailed information concerning eligibility, service fees and other matters related to these plans can be obtained by calling (800) 446-1012 (from overseas, call (617) 483-7297). Customers of Shareholder Organizations may purchase Shares of the Funds pursuant to retirement plans if such plans are offered by their Shareholder Organizations.

Automatic Investment Program

The Automatic Investment Program permits Investors to purchase Shares class shares (minimum of $50 per Fund per transaction) at regular intervals selected by the Investor. The minimum initial investment for an Automatic Investment Program account is $50 per Fund. Provided the Investor’s financial institution allows automatic withdrawals, Shares class shares are purchased by transferring funds from an Investor’s checking, bank money market or NOW account designated by the Investor. At the Investor’s option, the account designated will be debited in the specified amount, and Shares class shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days.

The Automatic Investment Program is one means by which an Investor may use “dollar cost averaging” in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in shares at predetermined intervals. This may help Investors to reduce their average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher prices. In order to be effective, dollar cost averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that shares bought using dollar cost averaging are purchased without regard to their price on the day of investment or to market trends. In addition, while Investors may find dollar cost averaging to be beneficial, it will not prevent a loss if an Investor ultimately redeems his shares at a price which is lower than their purchase price. The Trust may modify or terminate this privilege at any time or charge a service fee, although no such fee currently is contemplated. An Investor may also implement the dollar cost averaging method on his own initiative or through other entities.

Additional Information

Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, the above programs directly from their Shareholder Organizations.

RULE 12b-1 DISTRIBUTION PLAN

Pursuant to Rule 12b-1 of the 1940 Act, the Trust has adopted a Distribution Plan (the “Distribution Plan”) with respect to the Funds’ Shares class that permits the Shares class shares to bear certain expenses in connection with the distribution of the Shares class and, with respect to the Retirement Shares that allows the Retirement Shares to reimburse the Distributor for costs and expenses incurred in providing services relating to the offering and sale of such shares. As required by Rule 12b-1, the Fund’s Distribution Plan has been approved, and is subject to annual approval, by a majority of the Trust’s Board of Trustees, and by a majority of the Trustees who are not interested persons of the Trust and have no direct or indirect interest in the operation of the Distribution Plan or any agreement relating to the Distribution Plan, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plan. Rule 12b-1 also requires that persons authorized to direct the disposition of monies payable by a Fund (in the Fund’s case, the Distributor) provide for the Trustees’ review of quarterly reports on the amounts expended and the purposes for the expenditures.

Under the Distribution Plan with respect to the Shares class shares, the Shares class shares may compensate the Distributor monthly for its services which are intended to result in the sale of such Shares. The compensation may not exceed the annual rate of 0.25% of the average daily net asset value of each Fund’s outstanding Shares class shares. The Distributor may also use the distribution fees to defray direct and indirect marketing expenses such as: (i) the expense of preparing, printing and distributing promotional materials and prospectuses (other than prospectuses used for regulatory purposes or for distribution to existing shareholders); (ii) the expense of other advertising via radio, television or other print or electronic media; and (iii) the expense of payments to financial institutions (“Distribution Organizations”) for distribution assistance (including sales incentives). Payments under the Distribution Plan are not tied directly to out-of-pocket expenses and therefore may be used by the Distributor as it chooses (for example, to defray its overhead expenses).

Under the Distribution Plan with respect to the Retirement Shares, the Retirement Shares reimburse the Distributor monthly for its services which are intended to result in the sale of Retirement Shares subject to a limit of 0.50% per annum of the average daily net asset value of each Fund’s outstanding Retirement Shares. The Distributor may use the distribution fees to defray direct and indirect marketing expenses such as: (i) the expense of preparing, printing and distributing promotional materials and prospectuses (other than prospectuses used for regulatory purposes or for distribution to existing shareholders); (ii) the expense of other advertising via radio, television or other print or electronic media; and (iii) the expense of payments to financial institutions (“Distribution Organizations”) for distribution assistance (including sales incentives). Payments under the Distribution Plan are not tied directly to out-of-pocket expenses and therefore may be used by the Distributor as it chooses (for example, to defray its overhead expenses).

Any material amendment to the Trust’s arrangements with Distribution Organizations must be approved by a majority of the Trust’s Board of Trustees (including a majority of the disinterested Trustees). Any change in the Distribution Plan that would materially increase the distribution expenses of the Shares class or the Retirement Shares requires approval by holders of those shares, but otherwise, the Distribution Plan may be amended by the Trustees, including selection and nomination of the members of the Trust’s Board of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust will be committed to the discretion of such non-interested Trustees.

The Distribution Plan will continue in effect for successive one year periods, provided that such continuance is specifically approved by the vote of a majority of the Directors who are not parties to the Distribution Plan or interested persons of any such party and who have no direct or indirect financial interest in the Distribution Plan or any related agreement and the vote of a majority of the entire Board of Directors. The Distribution Plan may be terminated as to a particular Fund by a vote of a majority of the Trust’s disinterested Trustees or by vote of the holders of a majority of the Retirement Shares of the Fund.

For the year ended March 31, 2006, no amounts were paid in connection with the Distribution Plans applicable to the Shares class or the Retirement Shares.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust’s Board of Trustees has adopted the Adviser’s policies and procedures relating to the disclosure of Fund portfolio holdings information (the “Policy”). The Policy prohibits the disclosure of portfolio holdings information unless: (1) the disclosure is in response to a regulatory request; (2) the disclosure is to a mutual fund rating or, statistical agency or person performing similar functions who has signed a confidentiality agreement with the Trust, which agreement includes a duty not to trade on such information; (3) the disclosure is made to parties involved in the investment process, administration or custody of the Trust, including its Board of Trustees, which parties are subject to a duty, either under their own compliance policies, federal securities laws or contractually with the Fund, not to disclose or trade on such information; (4) the disclosure is in connection with a quarterly, semi-annual or annual report that is available to the public or relates to information that has already been made available to the public via the Fund’s website; or (5) the disclosure is made pursuant to prior written approval of the Chief Compliance Officer (the “CCO”) of the Trust or the Chief Legal Officer (the “CLO”) of the Trust. The Company’s Administrator, as approved by the CCO or the CLO, is responsible for distributing portfolio holdings information to the parties permitted to receive such information, as described in the Policy. The Adviser shall not accept on behalf of itself, its affiliates or the Trust any compensation or other consideration in connection with the disclosure of portfolio holdings information of a Fund. Any disclosure made pursuant to Item 5 above is reported to the Board at its next quarterly meeting. This Policy may change at any time without prior notice to shareholders.

Currently, the Trust does not maintain any ongoing arrangements with third parties pursuant to which non-public information about the Fund’s portfolio securities holdings, including information derived from such holdings (e.g., breakdown of portfolio holdings by securities type) is provided.

As described in the Policy, portfolio holdings information is provided to the Trust’s service providers on an as-needed basis in connection with the services provided to the Trust by such service providers. Information may be provided to these parties without a time lag. Service providers that may be provided with information concerning the Fund’s portfolio holdings include the Adviser and its affiliates, legal counsel, independent registered public accounting firm, custodian, fund accounting agent, and financial printers. Portfolio holdings information may also be provided to the Trust’s Board of Trustees.

The entities to whom the Fund provides portfolio holdings information, either by explicit arrangement or by virtue of their respective duties to the Trust, are required to maintain the confidentiality of the information provided. Neither the Trust nor the Adviser or its affiliates receives any compensation or other consideration in connection with these ongoing arrangements. There can be no guarantee that the Policy will be effective in preventing the potential misuse of confidential information regarding the Fund’s portfolio holdings by individuals or entities in possession of such information.

MANAGEMENT OF THE FUNDS

Trustees and Officers

The business and affairs of the Funds are managed under the direction of the Trust’s Board of Trustees. The trustees and executive officers of the Trust, their addresses, ages, principal occupations during the past five years, and other affiliations are set forth below. Currently, James Bailey and Randall W. Merk are the only trustees deemed to be “interested persons” of the Trust as defined in the 1940 Act. The mailing address for each Trustee, except for Mr. Bailey, is Excelsior Funds, 101 Montgomery Street, San Francisco, CA 94104. The mailing address for Mr. Bailey is 114 West 47th Street, New York, NY 10036.

Name and Age	Position(s) Held with the Companies	Term of Office (1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in the Fund Complex Overseen by Board Member	Other Directorships Held by Board Member(6)
TRUSTEES

INDEPENDENT BOARD MEMBERS

Rodman L. Drake Age: 63	Director /Trustee Chairman, Full Board and Audit Committee	Since 1994	Co-Founder of Baringo Capital LLC (since 2002); President, Continuation Investments Group, Inc. (from 1997 to 2001).	41(2)

BOARD 1— Director and Chairman, Hyperion Total Return Fund, Inc. and Hyperion Strategic Mortgage Fund Inc. (since 1991).

BOARD 2 — Director, Jackson Hewitt Tax Service Inc. (since June 2004).

BOARD 3 — Director, Student Loan Corporation (since May 2005).

BOARD 4 – Celgene Corporation (since April 2006).

Morrill Melton Hall, Jr. Age: 61	Director/Trustee	Since 2000	Chairman (since 1984) and Chief Executive Officer (since 1991), Comprehensive Health Services, Inc. (health care management and administration).	41(2)	None.

Roger M. Lynch Age: 65	Director/Trustee	Since 2001	Retired. President, Corporate Asset Funding Co., Inc. (asset securitization) (from 1987 to 1999); Limited Partner (from 1986 to 1999), Goldman Sachs & Co.	41(2)	None.

Jonathan Piel Age: 67	Director/Trustee Chairman, Nominating Committee	Since 1995	Cable television producer and website designer; Editor, Scientific American (1984-1986), and Vice President, Scientific American Inc., (1986-1994); Director, National Institute of Social Sciences; Member Advisory Board, The Stone Age Institute, Bloomington, Indiana.	41(2)	None.

Name and Age	Position(s) Held with the Companies	Term of Office (1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in the Fund Complex Overseen by Board Member	Other Directorships Held by Board Member(6)
John D. Collins Age: 67	Director/Trustee	Since 2005	Retired. Consultant, KPMG, LLP (from July 1999 to June 2000); Partner, KPMG, LLP (from March 1962 to June 1999).	41(2)	BOARD 1 — Director, Mrs. Fields Famous Brands LLC (consumer products) (since December 2004).

Mariann Byerwalter Age: 45	Director/Trustee	Since June 2006	Chairman of JDN Corporate Advisory LLC. From 1996 to 2001, Ms. Byerwalter was the Vice President for Business Affairs and Chief Financial Officer of Stanford University and, in 2001, Special Adviser to the President of Stanford University.	98(3)	BOARD 1 — Director, Redwood Trust, Inc. (mortgage finance). BOARD 2 — Director, PMI Group, Inc. (mortgage insurance).

Nils H. Hakansson Age: 68	Director/Trustee	Since June 2006	Retired. Sylvan C. Coleman Professor of Finance and Accounting, Emeritus, Haas School of Business University of California, Berkeley (since 2003). Mr. Hakansson was a Professor of Finance and Accounting, Haas School of Business, University of California, Berkeley (July 1969 to January 2003).	41(2)	None.

William A. Hasler Age: 64	Director/Trustee	Since June 2006	Retired. Dean Emeritus of the Haas School of Business at the University of California, Berkeley. Until February 2004, Co-Chief Executive Officer, Aphton Corporation (bio-pharmaceuticals).	98(3)

BOARD 1 — Director, Aphton Corporation )

bio- pharmaceuticals).

BOARD 2 — Director, Mission West Properties (commercial real estate).

BOARD 3 — Director, TOUSA (home building).

BOARD 4 — Director, Stratex Networks (a network equipment corporation).

BOARD 5 — Director, Genitope Corp. (bio-pharmaceuticals).

BOARD 6 — Director, Solectron Corporation where he is also Non-Executive Chairman (manufacturing).

BOARD 7 — Director, Ditech Communications Corporation (voice communications technology).

INTERESTED BOARD MEMBERS

James L. Bailey (4) Age: 60	Director/Trustee	Since 2004	Chief Operating Officer of U.S. Trust Corporation (since December 2004) and Executive Vice President of U.S. Trust Corporation and United States Trust Company of New York (since 2003); President, Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (from 2003 to July 2004); Consultant in the financial services industry (from August 2000 to January 2003); Executive Vice President of Citicorp (from 1992 to August 2000).	41(2)	None

Name and Age	Position(s) Held with the Companies	Term of Office (1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in the Fund Complex Overseen by Board Member	Other Directorships Held by Board Member(6)
Randall W. Merk(5) Age: 51	Director/Trustee	Since June 2006	Executive Vice President, Charles Schwab & Co., Inc. (2002-present); President, Schwab Financial Product, Charles Schwab & Co., Inc. (2002-present); Director, Charles Schwab Asset Management (Ireland) Limited; Charles Schwab Worldwide Funds PLC; Director, Charles Schwab Bank N.A. (since 2006). Prior to September 2002, President and Chief Investment Officer, American Century Investment Management, and Director, American Century Companies, Inc.; Until June 2001, Chief Investment Officer — Fixed Income, American Century Companies, Inc.	98(3)	None.

OFFICERS

Evelyn Dilsaver 101 Montgomery St. San Francisco, CA 94104 Age: 51	President	Since February 2006	President and Chief Executive Officer, Laudus Variable Insurance Trust, Laudus Trust, The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and Schwab Capital Trust; Director, Executive Vice President and, currently, President, Charles Schwab Investment Management, Inc. From June 2003 to July 2004, Senior Vice President, Asset Management Products and Services Enterprise, Charles Schwab & Co., Inc. Prior to June 2003, Executive Vice President, Chief Financial Officer, and Chief Administrative Officer, U.S. Trust, a subsidiary of The Charles Schwab Corporation. President, UST Advisers, Inc.’s Mutual Fund Division since March 2006.	N/A	N/A

Leo Grohowski 114 West 47th Street New York, NY 10036 Age: 47	Vice President	Since February 2006	Executive Vice President and Chief Investment Officer, U.S. Trust (October 2005 to present); Chief Investment Officer, Deutsche Asset Management Americas and Scudder Investments (2002-2005); and Chief Investment Officer, Deutsche Bank Private Banking (1999-2002).	N/A	N/A

Mary Martinez 114 West 47th Street New York, NY 10036 Age: 46	Vice President	Since February 2006	Managing Director of United States Trust Company, National Association (since 2003) and Chief Operating Officer of Asset Management (since December 2005) and Chief Executive Officer of National Private Banking (since October 2004 to December 2005); Managing Director and Director of Relationship Management Service, Marketing, Information and Technology at Bessemer Trust (from 1998 to 2003).	N/A	N/A

Ralph Pastore 225 High Ridge Road Stamford, CT 06905 Age: 36	Vice President	Since May 2005	Vice President, UST Advisers, Inc. (since 2001); Director, Mutual Fund Operations, American Skandia Investment Services, Inc. (from 1998 to 2001).	N/A	N/A

Name and Age	Position(s) Held with the Companies	Term of Office (1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in the Fund Complex Overseen by Board Member	Other Directorships Held by Board Member(6)
Joseph Trainor, CFA 114 West 47th Street New York, NY 10036 Age: 45	Vice President	Since February 2004	Managing Director of United States Trust Company, National Association (since 2003) and President, U.S. Trust Institutional; President of MFS Institutional Advisors (from 1998 to 2002).	N/A	N/A

George Pereira 101 Montgomery St. San Francisco, CA 94104 Age: 42	Treasurer/Chief Financial and Chief Accounting Officer	Since December 2005	Chief Financial Officer, Laudus Variable Insurance Trust, Laudus Trust, The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and Schwab Capital Trust; Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc.; Director, Charles Schwab Asset Management (Ireland) Limited. From December 1999 to November 2004, Sr. Vice President, Financial Reporting, Charles Schwab & Co., Inc. Chief Financial Officer, UST Advisers, Inc.’s Mutual Fund Division since March 2006.	N/A	N/A

Randall Fillmore 101 Montgomery St. San Francisco, CA 94104 Age: 46	Chief Compliance Officer	Since June 2006	Senior Vice President and Chief Compliance Officer, Charles Schwab Investment Management, Inc. Chief Compliance Officer, The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios, Laudus Trust and Laudus Variable Insurance Trust; Senior Vice President, Charles Schwab & Co., Inc. From 2002 to 2003, Vice President, Charles Schwab & Co., Inc., and Charles Schwab Investment Management, Inc. From 2000 to 2002, Vice President, Internal Audit, Charles Schwab and Co., Inc.	N/A	N/A

Wyndham Clark 225 High Ridge Road Stamford, CT 06905 Age: 48	Anti-Money Laundering Officer	Since May 2004	Vice President and AML Officer, UST Advisers, Inc. (since 2003); Vice President and Deputy Director Risk Management, IBJ Whitehall (banking) (from 2001 to 2002); and Vice President and Chief Risk Officer, EMAC, LLC (commercial lender, asset backed security issuer) (from 1999 to 2001).	N/A	N/A

Koji E. Felton 101 Montgomery St. San Francisco, CA 94104 Age: 45	Secretary and Chief Legal Officer	Since June 2006	Secretary and Chief Legal Officer, The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios; Senior Vice President, Chief Counsel and Corporate Secretary, Charles Schwab Investment Management, Inc.; Senior Vice President and Deputy General Counsel, Charles Schwab & Co., Inc. Prior to June 1998, Branch Chief in Enforcement at U.S. Securities and Exchange Commission in San Francisco.	N/A	N/A

(1)	Each Director shall hold office until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed.
(2)	This number includes all registered investment companies included in the Excelsior Funds complex (Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust) (together, the “Excelsior Funds Complex”) and the Laudus Funds complex (Laudus Trust and Laudus Variable Insurance Trust) (together, the “Laudus Funds Complex”), each of which is part of the Schwab Mutual Fund Complex. As of March 31, 2006, the Excelsior Funds Complex and Laudus Funds Complex, in the aggregate, consisted of 41 funds. As of March 31, 2006, the Excelsior Funds Complex consisted of 29 funds.

(3)	This number includes all registered investment companies included in the Schwab Mutual Fund Complex (Excelsior Funds, Inc., Excelsior Tax-Exempt Funds Inc., Excelsior Funds Trust, Laudus Trust, Laudus Variable Insurance Trust, The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and Schwab Capital Trust). As of March 31, 2006, the Schwab Mutual Fund Complex consisted of 98 funds.
(4)	Mr. Bailey is considered an “interested person” of the Companies (as defined in the 1940 Act) because of his affiliation with the Companies’ Advisers.
(5)	Mr. Merk is considered an “interested person” of the Companies (as defined in the 1940 Act) because of his affiliation with the Companies’ Advisers.
(6)	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

The Board has an Audit Committee that meets annually to assist the Board in its oversight of (i) the integrity of the Company’s financial statements; (ii) the independent accountant’s qualifications and independence; and (iii) the performance of the Funds’ accounting function related to their financial statements. The members of the Committee are Rodman L. Drake, Mel Hall, Roger M. Lynch, Jonathan Piel, and John D. Collins. The Committee met four times during the fiscal year ended March 31, 2006.

The Company’s Board has a Nominating Committee consisting of Rodman L. Drake, Mel Hall, Roger M. Lynch, Jonathan Piel, and John D. Collins. The Nominating Committee is responsible for considering candidates for election to the Company’s Board in the event a position is vacated or created. The Nominating Committee met twice during the Company’s fiscal year ended March 31, 2006. The Nominating Committee will consider nominees recommended by the Company’s shareholders if the Committee is required to do so. Shareholders who wish to recommend a nominee should send nominations to the Secretary of the Company.

Each disinterested trustee receives an annual fee of $100,000, as well as reimbursement for reasonable expenses incurred in attending meetings. The Chairman of the Board receives an additional $30,000, the Chairman of the Audit Committee receives an additional $15,000 and the Chairman of the Nominating Committee receives an additional $5,000 for serving in those capacities. The Trustees may hold various other directorships unrelated to the Funds. The employees of the Adviser and BISYS do not receive any compensation from the Company for acting as officers of the Company.

The following table summarizes the dollar range of shares beneficially owned by each director/trustee in the Fund Complex as of December 31, 2005.

Name of Director	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director in Family of Investment Companies*
Interested Directors
James L. Bailey	None	None
Randall W. Merk	None	$50,001-$100,000
Independent Directors
Rodman L. Drake	None	over $100,000
Morrill Melton Hall, Jr.	High Yield Fund — $1-$l0,000 Mid Cap V&R Fund — $10,001 - $50,000 Equity Opportunities Fund — $10,001 - $50,000 Equity Income Fund — $50,001 - $100,000	over $100,000
Roger M. Lynch	None	None
Jonathan Piel	High Yield Fund — $50,001 - $100,000 Equity Opportunities Fund — $10,001 - $50,000	over $100,000
John D. Collins	None	None
Mariann Byerwalter	None	None
Nils H. Hakansson	None	$50,001 - $100,000
William A. Hasler	None	None

The following chart provides certain information about the fees received by the Company’s Independent Directors in the most recently completed fiscal year.

Name of Director	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Excelsior Funds Complex
FREDERICK S. WONHAM§
Excelsior Funds Trust	$9,176	N/A	N/A
Excelsior Tax-Exempt Funds, Inc.	$27,826	N/A	N/A
Excelsior Funds, Inc.	$92,998	N/A	N/A
Total				$130,000
RODMAN L. DRAKE
Excelsior Funds Trust	$8,117	N/A	N/A
Excelsior Tax-Exempt Funds, Inc.	$24,616	N/A	N/A
Excelsior Funds, Inc.	$82,267	N/A	N/A
Total				$115,000

*	For the purpose of the table above, the Excelsior “family of investment companies” consists of all registered investment companies in the Excelsior Funds Complex and the Laudus Funds Complex, each of which is a part of the Schwab Mutual Fund Complex. As of December 31, 2005, the Excelsior “family of investment companies” consisted of 40 funds.
§	Resigned from the Board effective June 2006.

Name of Director	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Excelsior Funds Complex
MORRILL MELTON HALL, JR.
Excelsior Funds Trust	$7,058	N/A	N/A
Excelsior Tax-Exempt Funds, Inc.	$21,405	N/A	N/A
Excelsior Funds, Inc.	$71,537	N/A	N/A
Total				$100,000

ROGER M. LYNCH
Excelsior Funds Trust	$7,058	N/A	N/A
Excelsior Tax-Exempt Funds, Inc.	$21,405	N/A	N/A
Excelsior Funds, Inc.	$71,537	N/A	N/A
Total				$100,000

JONATHAN PIEL
Excelsior Funds Trust	$7,411	N/A	N/A
Excelsior Tax-Exempt Funds, Inc.	$22,475	N/A	N/A
Excelsior Funds, Inc.	$75,114	N/A	N/A
Total				$105,000

JOHN D. COLLINS
Excelsior Funds Trust	$7,058	N/A	N/A
Excelsior Tax-Exempt Funds, Inc.	$21,405	N/A	N/A
Excelsior Funds, Inc.	$71,537	N/A	N/A
Total				$100,000

MARIANN BYERWALTER*
Excelsior Funds Trust	$0	N/A	N/A
Excelsior Tax-Exempt Funds, Inc.	$0	N/A	N/A
Excelsior Funds, Inc.	$0	N/A	N/A
Total				$0

NILS H. HAKANSSON*
Excelsior Funds Trust	$0	N/A	N/A
Excelsior Tax-Exempt Funds, Inc.	$0	N/A	N/A
Excelsior Funds, Inc.	$0	N/A	N/A
Total				$0

WILLIAM A. HASLER*
Excelsior Funds Trust	$0	N/A	N/A
Excelsior Tax-Exempt Funds, Inc.	$0	N/A	N/A
Excelsior Funds, Inc.	$0	N/A	N/A
Total				$0

The Trust Instrument of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless it is finally adjudicated that they did not act in good

*	Approved by Shareholders in June 2006.

faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

Investment Advisory and Administration Agreements

Prior to December 16, 2005, the Funds were advised jointly by United States Trust Company of New York and U.S. Trust Company, N.A., through their respective separate identifiable divisions. Effective December 16, 2005, U.S. Trust Company, N.A.’s separately identifiable division was reorganized into a separate corporate entity named UST Advisers, Inc. (“USTA”), a Delaware corporation that was a wholly-owned subsidiary of U.S. Trust Company, N.A., and the Funds were advised by either USTA or U.S. Trust New York Asset Management Division (“NYAMD”), the separately identifiable division of United States Trust Company of New York.

Effective March 31, 2006, United States Trust Company of New York converted to a national charter and changed its name to United States Trust Company, National Association (“USTC-NA”) and merged with U.S. Trust Company, N.A., with USTC-NA as the surviving entity. As of March 31, 2006, the Funds are advised by NYAMD, a separate identifiable division of USTC-NA, or USTA (NYAMD and USTA each an “Adviser” and together the “Advisers”), a wholly-owned subsidiary of USTC-NA. USTC-NA is a wholly-owned subsidiary of US Trust Corporation, a registered bank holding company.

The respective Adviser has agreed to pay all expenses incurred by it in connection with its activities under the agreements other than the cost of securities, including brokerage commissions, purchased for the Funds.

The Adviser has contractually agreed to waive all or a portion of the advisory fees payable to it by each Fund or reimburse expenses to keep such Fund’s net annual operating expenses from exceeding the percentage stated in the “Annual Fund Operating Expenses” section of the Fund’s prospectus. The waiver may not be terminated before July 31, 2007.

For the services provided and expenses assumed pursuant to the Advisory Agreements, the Adviser is entitled to be paid a fee computed daily and paid monthly, at the annual rate of 0.65% of the average daily net assets of each of the Mid Cap Value and Restructuring, Income and Total Return Bond Funds, 0.75% of the average daily net assets of each of the Equity Income and Equity Opportunities Funds, 0.80% of the average daily net assets of the High Yield Fund and 1.00% of the average daily net assets of the International Equity Fund.

For the fiscal years ended March 31, 2006, 2005 and 2004, the Trust paid the Adviser fees for advisory services as follows:

	Fiscal Year Ended March 31, 2006	Fiscal Year Ended March 31, 2005	Fiscal Year Ended March 31, 2004
Mid Cap Value and Restructuring Fund	$1,989,199	$1,760,360	$1,029,140
Income Fund	$373,309	$286,019	$378,781
Total Return Bond Fund	$538,388	$409,756	$607,040
International Equity Fund	$277,924	$164,496	$184,231
High Yield Fund	$916,075	$1,027,677	$1,072,834
Equity Income Fund	$1,260,188	$803,996	$170,533
Equity Opportunities Fund	$640,058	$50,696	N/A	*

For the fiscal years ended March 31, 2006, 2005 and 2004, the Adviser’s waivers reduced advisory fees as follows:

	Fiscal Year Ended March 31, 2006	Fiscal Year Ended March 31, 2005	Fiscal Year Ended March 31, 2004
Mid Cap Value and Restructuring Fund	$11,769	$222,455	$307,417
Income Fund	$312,768	$439,551	$445,203
Total Return Bond Fund	$420,513	$580,845	$708,689
International Equity Fund	$200,154	$199,076	$178,682
High Yield Fund	$399,394	$451,580	$382,606
Equity Income Fund	$342,433	$281,616	$20,904
Equity Opportunities Fund	$324,216	$100,187	N/A	*

The Investment Advisory Agreements provide that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of such agreements, except that the respective Adviser shall be liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for advisory services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its duties and obligations thereunder. In addition, USTC – NA has undertaken in the Investment Advisory Agreements to maintain its policy and practice of conducting its Asset Management Group independently of its Banking Group.

U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation (“Schwab”). Charles R. Schwab is the founder, Chairman and a Director and significant shareholder of Schwab. As a result of his positions and share ownership,

*	Commenced operations March 31, 2004

Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its principal subsidiary Charles Schwab & Co., Inc., Schwab is one of the nation’s largest financial services firm and the nation’s largest electronic brokerage firm, in each case measured by customer assets.

Portfolio Managers

Set forth below is information regarding the individuals identified in the prospectus as primarily responsible for the day-to-day management of the Funds (“Portfolio Managers”). All asset information is as of March 31, 2006.

Management of Other Accounts. The table below shows the number of other accounts managed by each Portfolio Manager and the total assets in the accounts in each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

	Number of Other Accounts Managed and Total Assets by Account Type $(000)			Number of Accounts and Total Assets for Which Advisory Fee is Performance Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Richard Bayles	2	1	854	—	—	—
	$647,163	$509,996	$2,049,646	—	—	—
Fatima Dickey	1	—	156	—	—	—
	$186,854	—	$328,944	—	—	—
Timothy Evnin	2	—	270	—	—	—
	$6,821,514	—	$770,361	—	—	—
John McDermott	2	—	133	—	—	—
	$6,821,514	—	$290,269	—	—	—
Thomas W. Vail	1	3	652	—	—	—
	$205,854	$359,157	$1,333,124	—	—	—
Brian V. Di Rubbio	1	3	45	—	—	—
	$205,854	$359,157	$58,866	—	—	—
David J. Linehan	3	1	—	—	—	—
	$826,490	$90,273	—	—	—	—
Donald Elefson	4	1	—	—	—	—
	$1,848,612	$56,562	—	—	—	—

	Number of Other Accounts Managed and Total Assets by Account Type $(000)			Number of Accounts and Total Assets for Which Advisory Fee is Performance Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Alexander D. Powers	5	3	53	—	—	—
	$1,296,503	$487,081	$1,169,112	—	—	—
Michael Zazzarino	2	1	3	—	—	—
	$622,183	$50,948	$12,791	—	—	—
Reiner Triltsch	2	1	18	—	—	—
	$582,528	$230,568	$104,921	—	—	—
A.K. Rodgers Ratcliffe	1	—	—	—	—	—
	$149,036	—	—	—	—	—
Adam Moss	1	—	—	—	—	—
	$149,036	—	—	—	—	—

Compensation. Each Portfolio Manager receives compensation in connection with his/her management of the Fund and other accounts identified above which includes the following components: (1) base salary, (2) a bonus, and (3) an award for assets under management. All forms of compensation for each Portfolio Manager are paid in cash.

Base Salary. Each Portfolio Manager receives a fixed annual base salary. Base salary amounts are determined by the Adviser’s senior management for asset management and human resources (for ease of reference, the “Compensation Committee”) based upon a number of factors, including the Portfolio Manager’s experience, overall performance, responsibilities, and the competitive market place for portfolio manager compensation.

Bonus. Each Portfolio Manager is eligible to receive a bonus in addition to his/her base salary. For each Portfolio Manager the bonus may consist of two components. The first component is a discretionary component (“Discretionary Bonus”) determined as a percentage of the Portfolio Manager’s base salary. The level of the Discretionary Bonus is determined by the Compensation Committee based upon a number of factors, including the Adviser’s profitability, the size of the eligible bonus pool and the Portfolio Manager’s experience, overall performance, responsibilities, and the competitive market place for portfolio manager compensation. The specific performance of a Fund or other accounts managed by the Portfolio Manager as compared to a benchmark is not considered in determining the amount of the Discretionary Bonus. The second component of the eligible bonus award is a performance bonus (“Performance Bonus”). The amount of the Performance Bonus is determined based upon the investment performance of certain accounts managed by the Portfolio Manager (the “Bonus Accounts”) as compared to an appropriate index as selected by the Adviser. Not all accounts for which the Portfolio Manager has responsibility are Bonus Accounts. Bonus Accounts are selected by the Adviser on the basis that they are generally representative of the class of securities managed by the Portfolio Manager for all of its accounts. The Bonus Accounts for each Portfolio Manager, and their index benchmarks, are as follows:

Portfolio Manager	Bonus Account(s)	Index Benchmark(s)
Richard Bayles	33% - Common Stock For Trusts Common Trust Fund 67% - Excelsior Equity Opportunities Fund	Lipper Large Cap Core Funds Average Lipper Multi-Cap Core Equity Funds Average

Fatima Dickey	Excelsior Equity Opportunities Fund	Lipper Multi-Cap Core Equity Funds Average

Timothy Evnin	Excelsior Mid Cap Value and Restructuring Fund	Lipper Mid Cap Core Equity Funds Average

John McDermott	Excelsior Mid Cap Value and Restructuring Fund	Lipper Mid Cap Core Funds Average

Thomas W. Vail	Excelsior Equity Income Fund	Lipper Equity Income Funds Average

Brian V. DiRubbio	Excelsior Equity Income Fund	Lipper Equity Income Funds Average

David J. Linehan	Excelsior Pacific/Asia Fund	Lipper Pacific Region Funds Average

Donald Elefson	Excelsior Emerging Markets Fund	Morgan Stanley Emerging Markets Free

Alexander D. Powers	50%-Excelsior Core Bond Fund 50% -Excelsior Total Return Bond Fund	Lipper Corporate Debt Funds A-rated Average Lipper Corporate Debt Funds A-rated Average

Reiner Triltsch	Excelsior International Fund	Lipper International Funds Average

A.K. Rodgers Ratcliffe	Excelsior High Yield Fund	Lipper High Current Yield Funds Average

Adam Moss	Excelsior High Yield Fund	Lipper High Current Yield Funds Average

Michael Zazzarino	Excelsior Short-Government Securities Fund	Lipper Short U.S. Government Funds Average

The Performance Bonus amount is determined according to a formula established by the Compensation Committee which takes into account (1) whether the Bonus Account is an equity or a fixed income account, (2) the tenure of the Portfolio Manager in managing the Bonus Account, and (3) the investment performance of the Bonus Accounts as compared to the Index Benchmark over various periods. In general, long term performance has a greater impact on the Performance Bonus than short term performance.

Both the Discretionary Bonus and the Performance Bonus take into consideration a “target bonus factor”, which is a factor of the Base Salary determined for each Portfolio Manager based on considerations of the Portfolio Manager’s responsibilities. For example, an individual who serves as the leader of an investment discipline will have a higher target bonus factor - and therefore a higher potential Discretionary and Performance Bonus - than a Portfolio Manager who is not the leader of an investment discipline.

Assets Under Management Award. Portfolio Managers receive an award based on the size of all assets for which the Portfolio Manager has management responsibility. For purposes of this award, assets of all types of accounts are treated identically, i.e., no greater credit is given for assets in one type of account over another. The size of this award is determined by a schedule that sets different multiples depending on the Portfolio Manager’s total assets under management. The schedule’s asset ranges and multiples are determined at the discretion of the Compensation Committee. Only equity portfolio managers will be eligible for the Assets Under Management Award.

Payments of amounts awarded under the Bonus and Assets Under Management Award are deferred and vest over a number of years. The purpose of this vesting program is to promote the retention of Portfolio Managers.

Potential Conflicts of Interest. As reflected above, many of the Portfolio Managers manage accounts in addition to the Funds. A Portfolio Manager’s management of these other accounts may give rise to potential conflicts of interest. The Adviser has adopted policies and procedures that are designed to identify and minimize the effects of these potential conflicts, however there can be no guarantee that these policies and procedures will be effective in detecting potential conflicts or in eliminating the effects of any such conflicts.

Certain components of the Portfolio Managers’ compensation structure may also give rise to potential conflicts of interest to the extent that a Portfolio Manager may have an incentive to favor or devote more effort in managing accounts that impact, or impact to a larger degree, their overall compensation. As reflected above, for Messrs. Bayles, Evnin, Linehan, Elefson, Powers, McDermott, Triltsch and Zazzarino, the Bonus Accounts which serve as the benchmark for determining the amount of the Performance Bonus do not include all of the Funds for which that Portfolio Manager has management responsibility. In addition, Mr. Bayles’s Bonus Accounts include a common trust fund account in addition to one of the Funds which he manages. As a result, since the Performance Bonus is directly tied to the performance of the Funds or accounts which are Bonus Accounts, these Portfolio Managers may have an incentive to favor these Bonus Accounts to the disadvantage of other accounts that are not Bonus Accounts. The Adviser attempts to mitigate these conflicts by selecting Bonus Accounts that are generally representative of the class of securities managed by the Portfolio Manager for all of its accounts.

In addition, as described above, the level of the Discretionary Bonus is determined, in part, based upon the Adviser’s profitability. Such profits are generally derived from the fees the Adviser receives for managing all of its investment management accounts. To the extent that accounts other than the Funds have the potential to generate more profits for the Adviser than the Funds, the Portfolio Managers may have an incentive to favor such other accounts.

Because Portfolio Managers manage multiple accounts with similar objectives, and thus frequently purchase and sell the same securities for such accounts, certain allocation issues may arise. In particular, if a Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one Fund or account, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The Adviser has adopted policies and procedures that are designed to manage the risk that an account could be systematically advantaged or disadvantaged in connection with the allocation of investment opportunities and aggregation of trade orders. These policies and procedures may include, where consistent with the Adviser’s duty to seek best execution on behalf of its clients, aggregation of orders from multiple accounts for execution. Orders will be allocated to the Funds and the various other accounts on a pro rata basis.

Ownership of Fund Securities. The following reflects the level of investment by each Portfolio Manager in the Funds that they manage.

Dollar Value of Shares Owned Beneficially as of March 31, 2006*
Manager	Fund	None	$1-10K	$10,001 – 50K	$50,001 – 100K	$100,001 – 500K	$500,00 1 – 1M	Above $1M

Richard Bayles	Blended Equity Fund	X
	Equity Opportunities Fund					X

Fatima Dickey	Equity Opportunities Fund	X

Timothy Evnin	Value and Restructuring Fund					X

	Mid Cap Value and Restructuring Fund						X

*	“Beneficial ownership” includes shares owned by an “immediate family member” (any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law and adoptive relationships).

Dollar Value of Shares Owned Beneficially as of March 31, 2006*
Manager	Fund	None	$1-10K	$10,001 – 50K	$50,001 – 100K	$100,001 – 500K	$500,00 1 – 1M	Above $1M
John McDermott	Mid Cap Value and Restructuring Fund					X
	Value and Restructuring Fund					X

Thomas W. Vail	Equity Income Fund					X

Brian V. DiRubbio	Equity Income Fund					X

David J. Linehan	International Fund			X
	Pacific/Asia Fund				X
	International Equity Fund	X

Donald Elefson	International Fund	X
	Pacific/Asia Fund	X
	Emerging Markets Fund				X
	International Equity Fund	X

Alexander D. Powers	Core Bond Fund		X
	Intermediate-Term Bond Fund	X
	Short-Term Government Securities Fund		X
	Income Fund	X
	Total Return Bond Fund	X

Reiner Triltsch	International Equity Fund	X
	International Fund			X

A.K. Rodgers Ratcliffe	High Yield Fund			X

Adam Moss	High Yield Fund			X

Michael Zazzarino	Core Bond Fund	X
	Short-Term Government Securities Fund	X
	Income Fund	X
	Total Return Bond Fund	X

BISYS Fund Services Ohio, Inc. (“BISYS”) (an affiliate of the Distributor) and USTA (together, the “Administrators”) serve as the Company’s administrators and provide the Funds with general administrative and operational assistance, pursuant to an Administration Agreement dated November 12, 2004 (the “Administration Agreement”). As part of the restructuring that took effect on December 16, 2005, USTA assumed U.S. Trust Company, N.A.’s rights and duties under the Administration Agreement. Currently, many of the administrative duties performed by USTA staff in Connecticut are now being performed by employees of Charles Schwab Investment Management, Inc. who are working for USTA. Under the Administration Agreement, the Administrators have agreed to maintain office facilities for the Funds, furnish the Funds with clerical, accounting and bookkeeping services, and certain other services required by the Funds. Under the Administration Agreement, USTA serves as administrator and BISYS serves as sub-administrator of the respective Funds. The Administrators prepare semiannual reports to the SEC and shareholders, prepare filings with state securities commissions, calculate expenses and control disbursements for the Company and each Fund, maintain certain of the Funds’ financial accounts and records, and generally assist in the Funds’ operations.

BISYS also acts as the fund accounting agent for the Trust and pursuant to a Fund Accounting Agreement with the Fund, computes the net asset value, net income, and realized capital gains or losses of the Funds.

The Administrators also provide administrative services to the investment portfolios of Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds, Inc., which are also advised by the Advisers and their affiliates and distributed by the Distributor. For services provided to all of the investment portfolios of the Trust, Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds, Inc., the Administrators are entitled jointly to fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of the three companies as follows:

Combined Aggregate Average Daily Net Assets

of the Trust, Excelsior Tax-Exempt Funds, Inc.

and Excelsior Funds, Inc.

For all Funds (excluding the International Funds of the Trust and Excelsior Funds, Inc.)	Annual Fee
First $200 million	0.200%
Next $200 million	0.175%
Over $400 million	0.150%

International Funds of the Trust and Excelsior Funds, Inc.
All Assets	0.200%

Administration fees payable to the Administrators by each portfolio of the Trust, Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds, Inc. are allocated in proportion to their relative average daily net assets at the time of determination. From time to time, USTA may voluntarily waive all or a portion of the administration fee payable to it by a Fund, which waivers may be terminated at any time.

Effective December 13, 2004, BISYS replaced SEI Global Funds Services and Federated Services Company as co-administrator. For the fiscal years ended March 31, 2006, 2005 and 2004, the Funds paid the following administration fees:

	Fiscal Year Ended March 31, 2006	Fiscal Year Ended March 31, 2005	Fiscal Year Ended March 31, 2004
Mid Cap Value and Restructuring Fund	$464,898	$414,842	$115,247
Income Fund	$159,404	$149,964	$141,073
Total Return Bond Fund	$222,791	$205,362	$225,281
International Equity Fund	$95,616	$67,153	$58,066
High Yield Fund	$248,330	$250,922	$87,775
Equity Income Fund	$322,704	$199,610	$28,419
Equity Opportunities Fund	$194,157	$29,431	N/A	*

For the fiscal years ended March 31, 2006, 2005 and 2004, USTA waived the following administration fees:

	Fiscal Year Ended March 31, 2006	Fiscal Year Ended March 31, 2005	Fiscal Year Ended March 31, 2004
Mid Cap Value and Restructuring Fund	$—	$47,237	$195,866
Income Fund	$—	$19,160	$50,707
Total Return Bond Fund	$—	$25,533	$80,968
International Equity Fund	$—	$5,562	$14,517
High Yield Fund	$—	$29,194	$187,522
Equity Income Fund	$—	$19,651	$10,210
Equity Opportunities Fund	$—	$1,008	N/A	*

*	Commenced operations March 31, 2004

Shareholder Organizations

The Trust has entered into agreements with certain Shareholder Organizations. Such agreements require the Shareholder Organizations to provide shareholder administrative services to their Customers who beneficially own Shares in consideration for a Fund’s payment of not more than the annual rate of 0.25%, of the average daily net assets of the Funds’ Shares beneficially owned by Customers of the Shareholder Organization. Such services may include: (a) acting as recordholder of Shares; (b) assisting in processing purchase, exchange and redemption transactions; (c) transmitting and receiving funds in connection with Customer orders to purchase, exchange or redeem Shares; (d) providing periodic statements showing a Customer’s account balances and confirmations of transactions by the Customer; (e) providing tax and dividend information to shareholders as appropriate; (f) transmitting proxy statements,

*	Commenced operations March 31, 2004

annual reports, updated prospectuses and other communications from the Trust to Customers; and (g) providing or arranging for the provision of other related services. It is the responsibility of Shareholder Organizations to advise Customers of any fees that they may charge in connection with a Customer’s investment.

The Trust’s agreements with Shareholder Organizations are governed by an Administrative Services Plan (the “Plan”) adopted by the Trust. Pursuant to the Plan, the Trust’s Board of Trustees will review, at least quarterly, a written report of the amounts expended under the Trust’s agreements with Shareholder Organizations and the purposes for which the expenditures were made. In addition, the arrangements with Shareholder Organizations will be approved annually by a majority of the Trust’s Trustees, including a majority of the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the “Disinterested Trustees”).

Any material amendment to the Trust’s arrangements with Shareholder Organizations must be approved by a majority of the Trust’s Board of Trustee’s (including a majority of the Disinterested Trustees). So long as the Trust’s arrangements with Shareholder Organizations are in effect, the selection and nomination of the members of the Trust’s Board of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust will be committed to the discretion of such Disinterested Trustees.

For the fiscal year ended March 31, 2006 the Trust made payments to Shareholder Organizations in the following amounts:

	Total Fees	Amounts Paid to Affiliates of U.S. Trust*
Mid Cap Value and Restructuring Fund	$551,811	$516,587
Income Fund	$4	$89
Total Return Bond Fund	$14,754	$11,722
International Equity Fund	$84	$167
High Yield Fund	$373,757	$377,405
Equity Income Fund	$534,208	$566,460
Equity Opportunities Fund	$193,064	$189,976

*	Includes payments made to Charles Schwab & Co., Inc. and U.S. Trust.

Expenses

Except as otherwise noted, the Adviser and the Administrators bear all expenses in connection with the performance of their services. The Funds bear the expenses incurred in their operations. Expenses of the Funds include: taxes; interest; fees (including fees paid to the Trust’s Trustees and officers who are not affiliated with the Distributor or the Administrators); SEC fees; state securities qualifications fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; advisory, administration and administrative servicing fees; charges of the custodian, transfer agent, and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholder reports and shareholder meetings; and any extraordinary expenses. The Funds also pay for brokerage fees and commissions in connection with the purchase and sale of portfolio securities.

Custodian and Transfer Agent

J.P. Morgan Chase Bank (“J.P. Morgan Chase”), a wholly-owned subsidiary of J.P. Morgan Chase & Co., Inc., serves as the custodian of the Funds’ assets. Under the Custodian Agreement, J.P. Morgan Chase has agreed to: (i) maintain a separate account or accounts in the name of the Funds; (ii) make receipts and disbursements of money on behalf of the Funds; (iii) collect and receive all income and other payments and distributions on account of the Funds’ portfolio securities; (iv) respond to correspondence from securities brokers and others relating to its duties; (v) maintain certain financial accounts and records; and (vi) make periodic reports to the Trust’s Board of Trustees concerning the Funds’ operations. J.P. Morgan Chase may, at its own expense, open and maintain custody accounts with respect to the Funds with other banks or trust companies, provided that J.P. Morgan Chase shall remain liable for the performance of all its custodial duties under the Custodian Agreement, notwithstanding any delegation. Communications to the custodian should be directed to J.P. Morgan Chase Bank, Mutual Funds Service Division, 3 Chase MetroTech Center, 8th Floor, Brooklyn, NY 11245.

State Street Bank and Trust Company (“State Street”) serves as the Funds’ transfer agent and dividend disbursing agent. In such capacity, State Street has agreed to: (i) issue and redeem Shares; (ii) address and mail all communications by the Funds to their shareholders, including reports to shareholders, dividend and distribution notices, and proxy materials for its meetings of shareholders; (iii) respond to correspondence by shareholders and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Trust’s Board of Directors concerning the Funds’ operations. For its transfer agency, dividend-disbursing, and accounting services, State Street is entitled to receive an annual fee of $12.50 per Network Account, $17.50 per Direct Account and $2.40 per Closed Account. In addition, State Street is entitled to be reimbursed for its out-of-pocket expenses for the cost of forms, postage, processing purchase and redemption orders, handling of proxies, and other similar expenses in connection with the above services.

State Street may, at its own expense, delegate its transfer agency obligations to BFDS or an affiliate registered as a transfer agent under applicable law, provided that State Street shall remain liable for the performance of all of its transfer agency duties under the Transfer Agency and Service Agreement, notwithstanding any delegation. Pursuant to this provision in the agreement, State Street has delegated its transfer agency obligations to BFDS. For those services provided by it, BFDS is entitled to receive the same schedule of fees as State Street. BFDS may, from time to time, enter into sub-transfer agency arrangements with third party providers of transfer agency services. Communications to the transfer agent should be directed to Excelsior Funds, c/o BFDS, P.O. Box 8529, Boston, MA 02266-8529 (or, if by overnight or certified mail, 66 Brooks Drive, Braintree, MA 02184).

PORTFOLIO TRANSACTIONS

Subject to the general control of the Trust’s Board of Trustees, the Adviser is responsible for, makes decisions with respect to, and places orders for all purchases and sales of all portfolio securities of the Funds. For the Fixed Income Funds, purchases and sales of portfolio securities will usually be principal transactions without brokerage commissions.

The Equity Funds and Fixed Income Funds may engage in short-term trading to achieve their investment objectives. Portfolio turnover may vary greatly from year to year as well as within a particular year. It is expected that the Fixed Income Funds’ turnover rates may remain higher than those of many other investment companies with similar investment objectives and policies. However, since brokerage commissions are not normally paid on instruments purchased by these Funds, portfolio turnover is not expected to have a material effect on the net income of any of these Funds. The Funds’ portfolio turnover rates may also be affected by cash requirements for redemptions of shares and by regulatory provisions which enable the Funds to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions. See “Financial Highlights” in the Funds’ Prospectuses for each of the Fund’s portfolio turnover rates.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions which are generally fixed. In executing portfolio transactions for the Funds, the Adviser may use affiliated brokers in accordance with the requirements of the 1940 Act.

During the last three fiscal years, the Trust paid brokerage commissions on behalf of each Fund as shown in the table below. None of the brokerage commissions were paid to an affiliated person of the Fund, the Investment Adviser, or the Funds’ distributor at such time.

	2006	2005	2004
Mid Cap Value and Restructuring Fund	$344,819	$328,565	$269,025
International Equity Fund	$82,947	$100,389	$111,729
Equity Income Fund	$286,945	$163,235	$148,232
Equity Opportunities Fund	$178,123	$110,840	$0
High Yield Fund	$719	$0	$0
Total Return Bond Fund	$0	$0	$0
Income Fund	$0	$0	$0

Transactions in both foreign and domestic over-the-counter markets are generally principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. Securities purchased and sold by the Income, Total Return Bond and High Yield Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. With respect to over-the-counter transactions, the Funds, where possible, will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession.

The Investment Advisory Agreements between the Trust and the Adviser provide that, in executing portfolio transactions and selecting brokers or dealers, the Adviser will seek to obtain the best net price and the most favorable execution. The Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.

In addition, the Investment Advisory Agreements authorize the Adviser, to the extent permitted by law and subject to the review of the Trust’s Board of Trustees from time to time with respect to the extent and continuation of the policy, to cause the Funds to pay a broker which furnishes brokerage and research services a higher commission than that which might be charged by another broker for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser to the accounts as to which it exercises investment discretion. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of stocks and their comparative earnings, or broad overviews of the stock market and the economy. Such services might also include reports on global, regional, and country-by-country prospects for economic growth, anticipated levels of inflation, prevailing and expected interest rates, and the outlook for currency relationships.

Supplementary research information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the investment advisory fees payable by the Funds. Such information may be useful to the Adviser in serving the Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to the Funds.

During the fiscal year ended March 31, 2006, the Adviser directed Fund brokerage transactions to brokers because of research services provided. The amounts of such transactions and their related commissions were as follows:

Fund	Amount of Transactions	Related Commission
International Equity Fund	$4,210,083	$8,116
Mid Cap Value and Restructuring Fund	$39,373,035	$119,180
Equity Income Fund	$87,459,313	$112,283
Equity Opportunities Fund	$62,928,226	$91,939

The Trust is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Funds as of the close of the most recent fiscal year. As of March 31, 2006, the following Funds held the following securities of the Trust’s regular brokers or dealers or their parents:

Fund / Security	Security Type	Principal Amount (in thousands)
Equity Opportunities Fund
Lehman Brothers, Inc. J.P. Morgan Securities	Equity Debt	$ $	3,784 10,818
Equity Income Fund
Montgomery / Bankamerica	Equity		$1,973
Income Fund
J.P. Morgan Securities Bear, Stearns Securities Corp. Merrill Lynch, Pierce, Fenner & Smith Goldman, Sachs & Co.	Debt Debt Debt Debt	$ $ $ $	1,961 1,887 1,439 1,214
International Equity Fund
HSBC Securities, Inc. UBS Securities LLC J.P. Morgan Securities	Equity Equity Debt	$ $ $	862 704 3,221
Mid Cap Value and Restructuring Fund
Lehman Brothers, Inc. J.P. Morgan Securities	Equity Debt	$ $	10,551 1,484
Total Return Bond Fund
J.P. Morgan Securities Lehman Brothers, Inc. Bear, Stearns Securities Corp. Greenwich Capital Markets, Inc. Montgomery / Bankamerica Merrill Lynch, Pierce, Fenner & Smith	Debt Debt Debt Debt Debt Debt	$ $ $ $ $ $	3,471 3,205 2,127 1,729 967 959

Portfolio securities will not be purchased from or sold to the Adviser, Distributor, or any of their affiliated persons (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the SEC.

Investment decisions for a Fund will be made independently from those for any other account or investment company that is or may in the future become managed by the Adviser or any of its affiliates. If, however, a Fund and other investment companies or accounts managed by the Adviser are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by a Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for a Fund and for other investment companies managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales. Furthermore, in certain circumstances affiliates of the Adviser whose investment portfolios are managed internally, rather than by the Adviser, might seek to purchase or sell the same type of investments at the same time as a Fund. Such an event might also adversely affect that Fund.

PORTFOLIO VALUATION AND DETERMINATION OF NET ASSET VALUE

The Funds determine the net asset value (“NAV”) of their shares once daily as of the close of normal trading on the NYSE on each Business Day. The NAV is determined by dividing the market value of each Funds’ assets less its liabilities divided by the number of the Fund’s outstanding shares.

The following discussion applies to all Funds. The Board of Trustees has approved a Statement of Pricing Policies (the “Pricing Policies”) setting forth the policies to be employed by the Funds in (i) determining the market value of securities and other positions (“securities”) for which market quotations are readily available, and (ii) determining when market quotations are not readily available and establishing the fair value of securities in such situations.

The Board has delegated to USTA, the investment adviser to the Funds, the responsibility to oversee these Pricing Policies and to make determinations of fair value in circumstances where market quotations are not readily available, as determined in accordance with these Pricing Policies. In this regard, USTA has established a pricing committee (the “Pricing Committee”) to perform these functions. The Pricing Committee has adopted procedures implementing these policies (“Pricing Procedures”).

Pursuant to the Pricing Policies adopted by the Funds’ Board of Directors, the Funds use certain pricing services to provide values for their portfolio securities. Pursuant to the Pricing Policies, the values of securities for which market quotations are readily available are generally determined in the following manner. Securities which are traded on one or more stock exchanges (whether foreign or domestic) are valued at the last sale price on the securities exchange on each Fund Business Day. Securities traded on more than one exchange are valued by reference to the principal exchange on which the security is traded. Securities traded on the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”) or, in the event that the NOCP is unavailable, at the last sale price. Unlisted put or call options are valued at the last sale price for the option. Open futures contracts and options thereon are valued using the closing settlement price or, in the absence thereof, the most recent quoted bid price. Securities traded only on over-the-counter markets are valued through the use of an independent pricing service. Investments in debt securities purchased within 60 days of maturity are valued based upon the amortized cost. Fixed income securities having 61 days or more remaining until maturity are normally valued based on valuations provided by approved pricing services. Bonds and notes are valued at their evaluated bid price, or if such a price is unavailable, at the last sales price from a recognized broker-dealer.

The Pricing Policies provide that securities for which market quotations are not readily available will be valued at fair value. Such securities may include securities which principally trade in foreign markets and where the Pricing Committee has determined that a significant event has occurred as described in the prospectus. The Board has delegated to the Adviser the function of determining situations where market quotations are not readily available and the fair value of such securities. Such delegation is subject to review of any such fair value determinations by the Board. In making its determinations as to whether market quotations are readily available, and if not, the methodology for determining the fair value of such securities, the Adviser, acting through the Pricing Committee, will act reasonably and in good faith. In determining whether a significant event has occurred with respect to securities traded principally in foreign markets, the Funds may engage a third party fair value service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon the changes in a designated U.S. securities market index occurring from the time of close of the relevant foreign market and the time the Funds calculate their NAV.

In arriving at a fair value, the Pricing Committee will seek to employ a methodology reasonably designed to discern, under the circumstances and based on the information available to it at the time, what the Fund could reasonably expect to receive upon the security’s current sale. The Pricing Committee will not consider what a buyer might pay at some later time. The Pricing Committee will consider all relevant information in making this determination including, where appropriate, the value of other comparable financial instruments, including: the value of derivatives; trading volumes; changes in interest rates; observations from financial institutions; lending information regarding similar securities; government (domestic or foreign) actions or pronouncements; the nature of any restrictions on disposition of the securities; assessment of the general liquidity/illiquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst, media or other reports or information deemed reliable by the pricing committee regarding the issuer of the markets or industry in which it operates; other analytical data and other news events. With respect to securities traded on foreign markets, the factors also might include: the value of foreign securities traded on other foreign markets, ADR trading prices, exchange-traded fund prices and foreign currency exchange activity. The Pricing Committee will also evaluate factors relating to the event that precipitated the determination that market quotations are not readily available, whether the event is likely to recur, whether the effects of the event are isolated or whether they affect entire markets, countries, or regions.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP (“D&T”) serves as the independent registered public accounting firm for the Trust. Its principal address is Two World Financial Center, New York,

NY 10281. The previous independent registered public accounting firm, Ernst & Young, LLP (“E&Y”) were terminated by the Trust’s Board of Trustees and Joint Audit Committee as a result of concerns regarding their independence at the time of the issuance of their report on the Funds’ March 31, 2004 financial statements. These concerns were the result of certain real estate consulting services performed by E&Y on a contingent fee basis for Charles Schwab & Co., Inc., which is an affiliate of the Adviser. During the period in which E&Y served as independent registered public accounting firm for the Trust, there was no disagreement between E&Y and the Trust on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures. At the request of the Board and the Joint Audit Committee, D&T has performed a re-audit of those financial statements, and D&T has issued an unqualified opinion on the Funds’ March 31, 2004 financial statements. A copy of such financial statements are available upon request.

COUNSEL

Legal matters in connection with the issuance of shares of stock of the Funds are passed upon by Morgan, Lewis & Bockius LLP located at 1701 Market Street, Philadelphia, Pennsylvania 19103.

TAXATION

The following supplements the tax information contained in the Prospectus.

For federal income tax purposes, each Fund is treated as a separate corporate entity and has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Such qualification generally relieves a Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with applicable requirements. If, for any reason, a Fund does not qualify for a taxable year for the special federal tax treatment afforded regulated investment companies, the Fund would be subject to federal tax on all of its taxable income at regular corporate rates, without any deduction for distributions to shareholders. In such event, dividend distributions would be taxable as ordinary income to shareholders to the extent of such Fund’s current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to 98% of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses), if any and any undistributed amounts from prior years. The Funds intend to make sufficient distributions or deemed distributions of their ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

The tax principles applicable to transactions in financial instruments and futures contacts and options that may be engaged in by a Fund and investments in passive foreign investment companies (“PFICs”) are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions or to borrow money so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to Shareholders as ordinary income. In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the PFIC shares.

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury as “backup withholding” 28% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund when required to do so either that they are not subject to backup withholding or that they are “exempt recipients.” Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal income tax liability if proper documentation is provided.

If the International Equity Fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, the Fund may elect to “pass through” to the Fund’s shareholders foreign income taxes paid. If the Fund so elects, shareholders will be required to treat their pro rata portion of the foreign income taxes paid by the Fund as part of the amounts distributed to them by the Fund and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the International Equity Fund does not qualify or elect to pass through to the Fund’s shareholders foreign income taxes paid, shareholders will not be able to claim any deduction or credit for any part of the foreign income taxes paid by the Fund.

The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax advisers concerning their specific situations and the application of state, local and foreign taxes.

DESCRIPTION OF THE TRUST

The Trust’s Trust Instrument permits the Trustees of the Trust to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share) of each class of each Fund and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in each Fund. The Trust reserves the right to create and issue any number of series or classes; investments in each series participate equally in the earnings, dividends and assets of the particular series only and no other series. Currently, the Trust has seven active series, although additional series may be established from time to time.

Each share (irrespective of class designation) of a Fund represents an interest in that Fund that is proportionate with the interest represented by each other share. Shares have no preference, preemptive, conversion or similar rights. Shares when issued are fully paid and nonassessable, except as set forth below. Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote and will vote in the aggregate and not by class or series, except as otherwise expressly required by law. Separate votes, however, are taken by each class or series on matters affecting an individual class or series. For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved. Shareholders of all series of the Trust will vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series of the Trust could control the outcome of these votes.

The Trust is not required to and has no current intention to hold annual meetings of shareholders, although the Trust will hold special meetings of shareholders when in the judgment of the Board of Trustees of the Trust it is necessary or desirable to submit matters for a shareholder vote. Shareholders have the right to remove one or more Trustees of the Trust at a shareholders meeting by a vote of two-thirds of the outstanding shares of the Trust. Shareholders also have the right to remove one or more Trustees of the Trust without a meeting by a declaration in writing by a majority of the shareholders. Upon liquidation or dissolution of a Fund, shareholders would be entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

The assets of the Trust received for the issue or sale of the shares of each class of each series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such class and series and constitute the underlying assets of such class and series. The underlying assets of each series are segregated on the books of account, and are to be charged with the liabilities in respect to such series and with such a share of the general liabilities of the Trust. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to a given class or series, or which are general or allocable to two or more series. In the event of the dissolution or liquidation of the Trust or any series, the holders of the shares of any series are entitled to receive as a class the value of the underlying assets of such shares available for distribution to shareholders.

The Trustees may amend the Trust Instrument without shareholder approval, except shareholder approval is required for any amendment (a) which affects the voting rights of shareholders under the Trust Instrument, (b) which affects shareholders’ rights to approve certain amendments to the Trust Instrument, (c) required to be approved by shareholders by law or the Registration Statement, or (d) submitted to shareholders for their approval by the Trustees in their discretion. Pursuant to Delaware business trust law and the Trust Instrument, the Trustees may, without shareholder approval, (i) cause the Trust to merge or consolidate with one or more entities, if the surviving or resulting entity is the Trust or another open-end management investment company registered under the 1940 Act, or a series thereof, that will succeed to or assume the Trust’s registration under the 1940 Act, or (ii) cause the Trust to incorporate under the laws of the State of Delaware.

The Trust Instrument provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

Under Delaware law, shareholders of a Delaware business trust are entitled to the same limitation on personal liability which is extended to shareholders of private for profit corporations organized under the General Corporation Law of the State of Delaware. However, the courts of other states may not apply Delaware law and shareholders may, under certain circumstances be held personally liable for the obligations of the Trust. The Trust Instrument contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Fund property for any shareholder held personally liable for the obligations of a Fund solely by reason of his being or having been a shareholder. The Trust Instrument also provides for the maintenance, by or on behalf of the Trust and each Fund, of appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and each Fund, their shareholders, Trustees, officers, employees and agents, covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law did not apply, inadequate insurance existed and a Fund itself was unable to meet its obligations.

PROXY VOTING PROCEDURES

The Board of Trustees has delegated the responsibility to vote proxies to the Adviser, subject to the Board’s oversight. The Adviser’s policies, which follow, are reviewed periodically, and, accordingly, are subject to change.

U.S. Trust often has authority to vote proxies for shareholders with accounts managed by the firm. As an investment adviser, U.S. Trust has a fiduciary duty to act solely in the best interests of its clients when exercising this authority. U.S. Trust recognizes that in those cases where it has voting authority, it must vote client securities in a timely manner and make voting decisions that are in the best interests of its clients.

To fulfill this responsibility, U.S. Trust has established a Proxy Committee. The Proxy Committee is responsible for establishing and implementing proxy voting policies and procedures and for monitoring those policies and procedures. Appendix D and Appendix E set forth the Proxy Committee’s current policies with respect to how U.S. Trust will vote with regard to specified matters which may arise from time to time. These voting policies are based entirely upon considerations of investment value and the financial interests of its clients.

From time to time, U.S. Trust may experience potential conflicts of interest when voting a proxy for an issuer with whom U.S. Trust may have a relationship that might affect the manner in which we vote the issuer’s proxy. The Proxy Committee has developed conflicts procedures governing these situations which are set forth in detail in Appendix F.

The Proxy Committee has established the following voting guidelines. In all cases these guidelines are subject to the firm’s conflicts procedures, so that in the event a conflict is identified, the procedures set forth in Appendix F, rather than these guidelines, will apply:

1.	With respect to those routine matters set forth in Appendix D, U.S. Trust will vote in accordance with the views and recommendations of a corporation’s management.

2.	With respect to the matters identified in Appendix E, U.S. Trust will vote in accordance with the guidelines set forth in Appendix E.

3.	With respect to any matter which is not identified in either Appendix D or E, the Proxy Committee will consider such matter on a case-by-case basis and vote in a manner consistent with its fiduciary obligations and the interests of its clients.

4.	The Proxy Committee may override the guidelines set forth in Appendix D and Appendix E if it determines that a vote contrary to these guidelines is appropriate from the standpoint of the interests of its clients and is consistent with its fiduciary responsibilities. Any decision to deviate from these guidelines must be documented by the Proxy Committee and maintained with the records of the Committee. In compelling circumstances, the Proxy Committee may determine to “split” its vote on a particular matter for different investment advisory clients for which it is exercising its authority to vote proxies. Any decision to “split” votes must be appropriate from the standpoint of the interests of each of its clients and must be consistent with its fiduciary responsibilities. Any decision to split votes must be documented by the Proxy Committee and maintained with the records of the Committee.

CODE OF ETHICS

The Trust, U.S. Trust Company, National Association, USTA and the Distributor have adopted codes of ethics that allow for personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Funds.

MISCELLANEOUS

As used herein, “assets allocable to the Fund” means the consideration received upon the issuance of shares in a Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular portfolio of the Trust. In determining a Fund’s net asset value, assets allocable to each class of the Fund are charged with the direct liabilities in respect of such class and with a share of the general liabilities of the Trust which are normally allocated in proportion to the relative asset values of the Trust’s portfolios at the time of allocation. Subject to the provisions of the Trust’s Trust Instrument determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a Fund, are conclusive.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of June 30, 2006, the Advisers held of record the following percentages of each Fund’s outstanding Institutional Shares, as agent or custodian for their customers, but did not own such shares beneficially because they did not have voting or investment discretion with respect to such shares:

Mid Cap Value and Restructuring Fund	82.22	%*
International Equity Fund	91.23	%*
Income Fund	77.32	%*
Total Return Bond Fund	91.03	%*
High Yield Fund	95.84	%*
Equity Opportunities Fund	97.09	%*

*	Atwell & Co. is the nominee for the Adviser. Atwell & Co., FBO 050, P.O. Box 456, Wall Street Station, New York, New York 10005; Atwell & Co. FBO 051, P.O. Box 2044, Peck Slip Station, New York, New York 10038; or Atwell & Co. FBO 052, P.O. Box 2044, Peck Slip Station, New York, New York 10038.

As of June 30, 2006, the Advisers held of record the following percentages of each Fund’s outstanding Shares class shares, as agent or custodian for their customers, but did not own such shares beneficially because they did not have voting or investment discretion with respect to such shares:

Mid Cap Value and Restructuring Fund	66.16	%*
High Yield Fund	83.96	%*
Equity Income Fund	95.36	%*
Equity Opportunities Fund	96.28	%*

As of June 30, 2006, the Advisers held of record the following percentages of each Fund’s outstanding Retirement Shares, as agent or custodian for their customers, but did not own such shares beneficially because they did not have voting or investment discretion with respect to such shares:

Mid Cap Value and Restructuring Fund	100%
Equity Income Fund	100%

As of June 30, 2006, the directors and officers of the Company as a group owned beneficially less than 1% of the outstanding shares of each fund of the Company, and less than 1% of the outstanding shares of all funds of the Company in the aggregate.

*	Atwell & Co. is the nominee for the Adviser. Atwell & Co., FBO 050, P.O. Box 456, Wall Street Station, New York, New York 10005; Atwell & Co. FBO 051, P.O. Box 2044, Peck Slip Station, New York, New York 10038; or Atwell & Co. FBO 052, P.O. Box 2044, Peck Slip Station, New York, New York 10038.

As of June 30, 2006, the following shareholders owned of record or beneficially 5% or more of each Fund’s Institutional Shares:

Name and Address	Percentage of Fund	Nature of Ownership
Mid Cap Value and Restructuring Fund
None

International Equity Fund
None

Income Fund
None

Total Return Bond Fund
Charles Schwab & Co.	5.22%	Record
Special Custody A/C for Benefit of our Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122

High Yield Fund
None

Equity Opportunities Fund
None

As of June 30, 2006, the following shareholders owned of record or beneficially 5% or more of each Fund’s Shares class shares:

Name and Address	Percentage of Fund	Nature of Ownership
Mid Cap Value and Restructuring Fund
Charles Schwab & Co.	15.56%	Record
Special Custody A/C for Benefit of our Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122

High Yield Fund
Charles Schwab & Co.	5.91%	Record
Special Custody A/C for Benefit of our Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122

Equity Income Fund
None

Equity Opportunities Fund

None

As of June 30, 2006, the following shareholders owned of record or beneficially 5% or more of each Fund’s Retirement Shares:

Name and Address	Percentage of Fund	Nature of Ownership
Mid Cap Value and Restructuring Fund
None

Equity Income Fund
None

FINANCIAL STATEMENTS

The audited financial statements and notes thereto in the Trust’s Annual Reports to Shareholders for the fiscal year ended March 31, 2006 (the “2006 Annual Reports”) for the Funds are incorporated in this Statement of Additional Information by reference. No other parts of the 2006 Annual Reports are incorporated by reference herein. The financial statements included in the 2006 Annual Reports for the Funds have been audited by the Trust’s independent registered public accounting firm, Deloitte & Touche LLP, whose reports thereon also appear in the 2006 Annual Reports and are incorporated herein by reference. Such financial statements have been incorporated herein in reliance on their reports given on their authority as experts in accounting and auditing. Additional copies of the 2006 Annual Reports may be obtained at no charge by telephoning BFDS at (800) 446-1012 (Retail Shares) or (800) 881-9358 (Institutional Shares).

APPENDIX A

INCOME FUND

The following investment limitations are fundamental. The Fund may not:

(1) borrow money, except from banks or mortgage or hypothecate assets of the Fund, except that in an amount not to exceed 1/3 of the current value of the Fund’s assets (including such borrowing) less liabilities (not including such borrowing) or by entering into reverse repurchase agreements or by engaging in other investment techniques constituting leverage as permitted by SEC rules. The Fund may pledge, mortgage or hypothecate its assets to secure such borrowings, reverse repurchase agreements, or when-issued securities, provided that collateral arrangements with respect to options and futures, including deposits of initial margin and variation margin, are not considered a pledge of assets for purposes of this restriction, and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute. The Fund will not purchase securities while borrowings exceed 5% of its total assets;

(2) underwrite securities issued by other persons except insofar as the Trust or the Fund may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

(3) make loans to other persons except (a) through the lending of the Fund’s portfolio securities and provided that any such loans not exceed 30% of the Fund’s total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations, or (c) by purchasing debt securities of types distributed publicly or privately;

(4) purchase or sell real estate (including limited partnership interests in partnerships substantially all of whose assets consist of real estate but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the Trust may hold and sell, for the Fund’s portfolio, real estate acquired as a result of the Fund’s ownership of securities);

(5) invest 25% or more of its assets in any one industry (excluding U.S. government securities); or

(6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

(7) As a diversified portfolio, 75% of the assets of the Fund are represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities which for purposes of this calculation are subject to the following fundamental limitations: (a) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. In addition, the Fund may not invest 25% or more of its assets in the securities of issuers in any one industry. For purposes of these policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items.”

The following investment limitations are operating policies. The Fund will not:

(8) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

(9) invest for the purpose of exercising control or management;

(10) purchase securities issued by any other investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Fund if such purchase at the time thereof would cause (a) more than 10% of the Fund’s total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Fund’s total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Fund;

(11) purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

(12) purchase or retain in the Fund’s portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or partner of the investment adviser of the Fund, if after the purchase of the securities of such issuer for the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

(13) invest more than 5% of the Fund’s net assets in warrants (valued at the lower of cost or market);

(14) make short sales of securities or maintain a short position (excluding short sales if the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of equivalent kind and amount) if such short sales represent more than 25% of the Fund’s net assets (taken at market value); provided, however, that the value of the Fund’s short sales of securities (excluding U.S.

government securities) of any one issuer may not be greater than 2% of the value (taken at market value) of the Fund’s net assets or more than 2% of the securities of any class of any issuer; or

(15) enter into repurchase agreements providing for settlement in more than seven days after notice, or purchase securities which are not readily marketable, if, in the aggregate, more than 15% of its net assets would be so invested.

***

With respect to the Fund’s fundamental Investment Limitation No. 1 asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of the Fund’s securities will not constitute a violation of such limitation, however, with respect to an increase in such percentage relating to Fund borrowings and/or investments in illiquid securities, the Adviser will take appropriate remedial action within three days for borrowings and within a reasonable amount of time for illiquid securities.

TOTAL RETURN BOND FUND

The following investment limitations are fundamental. The Fund may not:

(1) borrow money, except from banks or mortgage or hypothecate assets of the Fund, except that in an amount not to exceed 1/3 of the current value of the Fund’s assets (including such borrowing) less liabilities (not including such borrowing) or by entering into reverse repurchase agreements or by engaging in other investment techniques constituting leverage as permitted by SEC rules. The Fund may pledge, mortgage or hypothecate its assets to secure such borrowings, reverse repurchase agreements, or when-issued securities, provided that collateral arrangements with respect to options and futures, including deposits of initial margin and variation margin, are not considered a pledge of assets for purposes of this restriction, and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute. The Fund will not purchase securities while borrowings exceed 5% of its total assets;

(2) underwrite securities issued by other persons except insofar as the Trust or the Fund may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

(3) make loans to other persons except (a) through the lending of the Fund’s portfolio securities and provided that any such loans not exceed 30% of the Fund’s total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations, or (c) by purchasing debt securities of types distributed publicly or privately;

(4) purchase or sell real estate (including limited partnership interests in partnerships substantially all of whose assets consist of real estate but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the Trust may hold and sell, for the Fund’s portfolio, real estate acquired as a result of the Fund’s ownership of securities);

(5) invest 25% or more of its assets in any one industry (excluding U.S. government securities); or

(6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

(7) As a diversified portfolio, 75% of the assets of the Fund are represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities which for purposes of this calculation are subject to the following fundamental limitations: (a) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. In addition, the Fund may not invest 25% or more of its assets in the securities of issuers in any one industry. For purposes of these policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items.”

The following investment limitations are operating policies. The Fund will not:

(8) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

(9) invest for the purpose of exercising control or management;

(10) purchase securities issued by any other investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Fund if such purchase at the time thereof would cause (a) more than 10% of the Fund’s total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Fund’s total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Fund;

(11) purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

(12) purchase or retain in the Fund’s portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or partner of the investment adviser of the Fund, if after the purchase of the securities of such issuer for the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

(13) invest more than 5% of the Fund’s net assets in warrants (valued at the lower of cost or market);

(14) make short sales of securities or maintain a short position (excluding short sales if the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of equivalent kind and amount) if such short sales represent more than 25% of the Fund’s net assets (taken at market value); provided, however, that the value of the Fund’s short sales of securities (excluding U.S. government securities) of any one issuer may not be greater than 2% of the value (taken at market value) of the Fund’s net assets or more than 2% of the securities of any class of any issuer; or

(15) enter into repurchase agreements providing for settlement in more than seven days after notice, or purchase securities which are not readily marketable, if, in the aggregate, more than 15% of its net assets would be so invested.

The Fund will:

(16) under normal circumstances, invest at least 80% of its net assets in the type of investment suggested by its name. For purposes of this test only, net assets includes borrowings for investment purposes. In the event the Trustees vote to change this policy, shareholders will be provided with notice of such change at least 60 days prior to the effective date of such change to the Fund’s 80% investment policy.

***

With respect to the Fund’s fundamental Investment Limitation No. 1 asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of the Fund’s securities will not constitute a violation of such limitation, however, with respect to an increase in such percentage relating to Fund borrowings and/or investments in illiquid securities, the Adviser will take appropriate remedial action within three days for borrowings and within a reasonable amount of time for illiquid securities.

HIGH YIELD FUND

The following investment limitations are fundamental. The Fund may not:

(1) borrow money, except from banks or mortgage or hypothecate assets of the Fund, except that in an amount not to exceed 1/3 of the current value of the Fund’s assets (including such borrowing) less liabilities (not including such borrowing) or by entering into reverse repurchase agreements or by engaging in other investment techniques constituting leverage as permitted by SEC rules. The Fund may pledge, mortgage or hypothecate its assets to secure such borrowings, reverse repurchase agreements, or when-issued securities, provided that collateral arrangements with respect to options and futures, including deposits of initial margin and variation margin, are not considered a pledge of assets for purposes of this restriction, and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute. The Fund will not purchase securities while borrowings exceed 5% of its total assets;

(2) underwrite securities issued by other persons except insofar as the Trust or the Fund may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

(3) make loans to other persons except (a) through the lending of the Fund’s portfolio securities and provided that any such loans not exceed 30% of the Fund’s total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations, or (c) by purchasing debt securities of types distributed publicly or privately;

(4) purchase or sell real estate (including limited partnership interests in partnerships substantially all of whose assets consist of real estate but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the Trust may hold and sell, for the Fund’s portfolio, real estate acquired as a result of the Fund’s ownership of securities);

(5) invest 25% or more of its assets in any one industry (excluding U.S. government securities); or

(6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

(7) As a diversified portfolio, 75% of the assets of the Fund are represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities which for purposes of this calculation are subject to the following fundamental limitations: (a) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. In addition, the Fund may not invest 25% or more of its assets in the securities of issuers in any one industry. For purposes of these policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items.”

The following investment limitations are operating policies. The Fund will not:

(8) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

(9) invest for the purpose of exercising control or management;

(10) purchase securities issued by any other investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Fund if such purchase at the time thereof would cause (a) more than 10% of the Fund’s total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Fund’s total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Fund;

(11) purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

(12) purchase or retain in the Fund’s portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or partner of the investment adviser of the Fund, if after the purchase of the securities of such issuer for the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

(13) invest more than 5% of the Fund’s net assets in warrants (valued at the lower of cost or market);

(14) make short sales of securities or maintain a short position (excluding short sales if the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of equivalent kind and amount) if such short sales represent more than 25% of the Fund’s net assets (taken at market value); provided, however, that the value of the Fund’s short sales of securities (excluding U.S. government securities) of any one issuer may not be greater than 2% of the value (taken at market value) of the Fund’s net assets or more than 2% of the securities of any class of any issuer; or

(15) enter into repurchase agreements providing for settlement in more than seven days after notice, or purchase securities which are not readily marketable, if, in the aggregate, more than 15% of its net assets would be so invested.

The Fund will:

(16) under normal circumstances, invest at least 80% of its net assets in the type of investment suggested by its name. For purposes of this test only, net assets includes borrowings for investment purposes. In the event the Trustees vote to change this policy, shareholders will be provided with notice of such change at least 60 days prior to the effective date of such change to the Fund’s 80% investment policy.

***

With respect to the Fund’s fundamental Investment Limitation No. 1 asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of a Fund’s securities will not constitute a violation of such limitation, however, with respect to an increase in such percentage relating to Fund borrowings and/or investments in illiquid securities, the Adviser will take appropriate remedial action within three days for borrowings and within a reasonable amount of time for illiquid securities.

INTERNATIONAL EQUITY FUND

The following investment limitations are fundamental. The Fund may not:

(1) borrow money, except from banks or mortgage or hypothecate assets of the Fund, except that in an amount not to exceed 1/3 of the current value of the Fund’s assets (including such borrowing) less liabilities (not including such borrowing) or by entering into reverse repurchase agreements or by engaging in other investment techniques constituting leverage as permitted by SEC rules. The Fund may pledge, mortgage or hypothecate its assets to secure such borrowings, reverse repurchase agreements, or when-issued securities, provided that collateral arrangements with respect to options and futures, including deposits of initial margin and variation margin, are not considered a pledge of assets for purposes of this restriction, and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute. The Fund will not purchase securities while borrowings exceed 5% of its total assets;

(2) underwrite securities issued by other persons except insofar as the Trust or the Fund may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

(3) make loans to other persons except (a) through the lending of the Fund’s portfolio securities and provided that any such loans not exceed 30% of the Fund’s total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations, or (c) by purchasing debt securities of types distributed publicly or privately;

(4) purchase or sell real estate (including limited partnership interests in partnerships substantially all of whose assets consist of real estate but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the Trust may hold and sell, for the Fund’s portfolio, real estate acquired as a result of the Fund’s ownership of securities);

(5) invest 25% or more of its assets in any one industry (excluding U.S. government securities); or

(6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

(7) As a diversified portfolio, 75% of the assets of the Fund are represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities which for purposes of this calculation are subject to the following fundamental limitations: (a) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. In addition, the Fund may not invest 25% or more of its assets in the securities of issuers in any one industry. For purposes of these policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items.”

The following investment limitations are operating policies. The Fund will not:

(8) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

(9) invest for the purpose of exercising control or management;

(10) purchase securities issued by any other investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Fund if such purchase at the time thereof would cause (a) more than 10% of the Fund’s total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Fund’s total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Fund;

(11) purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

(12) purchase or retain in the Fund’s portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or partner of the investment adviser of the Fund, if after the purchase of the securities of such issuer for the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

(13) invest more than 5% of the Fund’s net assets in warrants (valued at the lower of cost or market);

(14) make short sales of securities or maintain a short position (excluding short sales if the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of equivalent kind and amount) if such short sales represent more than 25% of the Fund’s net assets (taken at market value); provided, however, that the value of the Fund’s short sales of securities (excluding U.S. government securities) of any one issuer may not be greater than 2% of the value (taken at market value) of the Fund’s net assets or more than 2% of the securities of any class of any issuer; or

(15) enter into repurchase agreements providing for settlement in more than seven days after notice, or purchase securities which are not readily marketable, if, in the aggregate, more than 15% of its net assets would be so invested.

The Fund will:

(16) under normal circumstances, invest at least 80% of its net assets in the type of investment suggested by its name. For purposes of this test only, net assets includes borrowings for investment purposes. In the event the Trustees vote to change this policy, shareholders will be provided with notice of such change at least 60 days prior to the effective date of such change to the Fund’s 80% investment policy.

***

With respect to the Fund’s fundamental Investment Limitation No. 1 asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of a Fund’s securities will not constitute a violation of such limitation, however, with respect to an increase in such percentage relating to Fund borrowings and/or investments in illiquid securities, the Adviser will take appropriate remedial action within three days for borrowings and within a reasonable amount of time for illiquid securities.

MID CAP VALUE AND RESTRUCTURING FUND

The following investment limitations are fundamental. The Fund may not:

(1) borrow money, except from banks or mortgage or hypothecate assets of the Fund, except that in an amount not to exceed 1/3 of the current value of the Fund’s assets (including such borrowing) less liabilities (not including such borrowing) or by entering into reverse repurchase agreements or by engaging in other investment techniques constituting leverage as permitted by SEC rules. The Fund may pledge, mortgage or hypothecate its assets to secure such borrowings, reverse repurchase agreements, or when-issued securities, provided that collateral arrangements with respect to options and futures, including deposits of initial margin and variation margin, are not considered a pledge of assets for purposes of this restriction, and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute;

(2) underwrite securities issued by other persons except insofar as the Trust or the Fund may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

(3) make loans to other persons except (a) through the lending of the Fund’s portfolio securities and provided that any such loans not exceed 30% of the fund’s total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations, or (c) by purchasing debt securities of types distributed publicly or privately;

(4) purchase or sell real estate (including limited partnership interests in partnerships substantially all of whose assets consist of real estate but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the Trust may hold and sell, for the Fund’s portfolio, real estate acquired as a result of the Fund’s ownership of securities);

(5) invest 25% or more of its assets in any one industry (excluding U.S. government securities); or

(6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

(7) As a diversified portfolio, 75% of the assets of the Fund are represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities which for purposes of this calculation are subject to the following fundamental limitations: (a) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. In addition, the Fund may not invest 25% or more of its assets in the securities of issuers in any one industry. For purposes of these policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items.”

The following investment limitations are operating policies. The Fund will not:

(8) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

(9) invest for the purpose of exercising control or management;

(10) purchase securities issued by any other investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Fund if such purchase at the time thereof would cause (a) more than 10% of the Fund’s total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Fund’s total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Fund;

(11) purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

(12) purchase or retain in the Fund’s portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or partner of the investment adviser of the Fund, if after the purchase of the securities of such issuer for the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

(13) invest more than 5% of the Fund’s net assets in warrants (valued at the lower of cost or market);

(14) make short sales of securities or maintain a short position (excluding short sales if the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of equivalent kind and amount) if such short sales represent more than 25% of the Fund’s net assets (taken at market value); provided, however, that the value of the Fund’s short sales of securities (excluding U.S. government securities) of any one issuer may not be greater than 2% of the value (taken at market value) of the Fund’s net assets or more than 2% of the securities of any class of any issuer; or

(15) enter into repurchase agreements providing for settlement in more than seven days after notice, or purchase securities which are not readily marketable, if, in the aggregate, more than 15% of its net assets would be so invested.

The Fund will:

(16) under normal circumstances, invest at least 80% of its net assets in the type of investment suggested by its name. For purposes of this test only, net assets includes borrowings for investment purposes. In the event the Trustees vote to change this policy, shareholders will be provided with notice of such change at least 60 days prior to the effective date of such change to the Fund’s 80% investment policy.

***

With respect to the Fund’s fundamental Investment Limitation No. 1 asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of a Fund’s securities will not constitute a violation of such limitation, however, with respect to an increase in such percentage relating to Fund borrowings and/or investments in illiquid securities, the Adviser will take appropriate remedial action within three days for borrowings and within a reasonable amount of time for illiquid securities.

EQUITY INCOME FUND

The following investment limitations are fundamental. The Fund may not:

(1) borrow money, except from banks or mortgage or hypothecate assets of the Fund, except that in an amount not to exceed 1/3 of the current value of the Fund’s assets (including such borrowing) less liabilities (not including such borrowing) or by entering into reverse repurchase agreements or by engaging in other investment techniques constituting leverage as permitted by SEC rules. The Fund may pledge, mortgage or hypothecate its assets to secure such borrowings, reverse repurchase agreements, or when-issued securities, provided that collateral arrangements with respect to options and futures, including deposits of initial margin and variation margin, are not considered a pledge of assets for purposes of this restriction, and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute. The Fund will not purchase securities while borrowings exceed 5% of its total assets;

(2) underwrite securities issued by other persons except insofar as the Trust or the Fund may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

(3) make loans to other persons except (a) through the lending of the Fund’s portfolio securities and provided that any such loans not exceed 30% of the Fund’s total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations, or (c) by purchasing debt securities of types distributed publicly or privately;

(4) purchase or sell real estate (including limited partnership interests in partnerships substantially all of whose assets consist of real estate but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the Trust may hold and sell, for the Fund’s portfolio, real estate acquired as a result of the Fund’s ownership of securities);

(5) invest 25% or more of its assets in any one industry (excluding U.S. government securities); or

(6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

(7) As a diversified portfolio, 75% of the assets of the Fund are represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities which for purposes of this calculation are subject to the following fundamental limitations: (a) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. In addition, the Fund may not invest 25% or more of its assets in the securities of issuers in any one industry. For purposes of these policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items.”

The following investment limitations are operating policies. The Fund will not:

(8) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

(9) invest for the purpose of exercising control or management;

(10) purchase securities issued by any other investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Fund if such purchase at the time thereof would cause (a) more than 10% of the Fund’s total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Fund’s total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Fund;

(11) purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

(12) purchase or retain in the Fund’s portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or partner of the investment adviser of the Fund, if after the purchase of the securities of such issuer for the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

(13) invest more than 5% of the Fund’s net assets in warrants (valued at the lower of cost or market);

(14) make short sales of securities or maintain a short position (excluding short sales if the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of equivalent kind and amount) if such short sales represent more than 25% of the Fund’s net assets (taken at market value); provided, however, that the value of the Fund’s short sales of securities (excluding U.S. government securities) of any one issuer may not be greater than 2% of the value (taken at market value) of the Fund’s net assets or more than 2% of the securities of any class of any issuer; or

(15) enter into repurchase agreements providing for settlement in more than seven days after notice, or purchase securities which are not readily marketable, if, in the aggregate, more than 15% of its net assets would be so invested.

***

With respect to the Fund’s fundamental Investment Limitation No. 1 asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of the Fund’s securities will not constitute a violation of such limitation, however, with respect to an increase in such percentage relating to Fund borrowings and/or investments in illiquid securities, the Adviser will take appropriate remedial action within three days for borrowings and within a reasonable amount of time for illiquid securities.

EQUITY OPPORTUNITIES FUND

The following investment limitations are fundamental. The Fund may not:

(1) borrow money or mortgage or hypothecate assets of the Fund, except from banks as a temporary measure for emergency purposes and in an amount not to exceed 1/3 of the current value of the Fund’s assets (including such borrowing) less liabilities (not including such borrowing), and except that the Fund may enter into reverse repurchase agreements and purchase when-issued securities. Notwithstanding the foregoing, the Fund may pledge, mortgage or hypothecate its assets to secure such borrowings, reverse repurchase agreements or when-issued securities and may pledge its assets to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute. Collateral arrangements with respect to options and futures, including deposits of initial margin and variation margin, are not considered a pledge of assets for purposes of this restriction. The Fund will not purchase securities while borrowings exceed 5% of their respective total assets;

(2) underwrite securities issued by other persons except insofar as the Trust or the Fund may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

(3) make loans to other persons except (a) through the lending of the Fund’s portfolio securities and provided that any such loans not exceed 30% of the Fund’s total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations, or (c) by purchasing debt securities of types distributed publicly or privately;

(4) purchase or sell real estate (including limited partnership interests in partnerships substantially all of whose assets consist of real estate but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the Trust may hold and sell, for the Fund’s portfolio, real estate acquired as a result of the Fund’s ownership of securities);

(5) invest 25% or more of its assets in any one industry (excluding U.S. government securities); or

(6) issue any senior security (as that term is defined in the 1940 Act) except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing under the 1940 Act or the rules and regulations thereunder.

(7) As a diversified portfolio, 75% of the assets of the Fund are represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities which for purposes of this calculation are subject to the following fundamental limitations: (a) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. In addition, the Fund may not invest 25% or more of its assets in the securities of issuers in any one industry.

The following investment limitations are operating policies. The Fund will not:

(8) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

(9) invest for the purpose of exercising control or management;

(10) purchase securities issued by any other investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Fund if such purchase at the time thereof would cause (a) more than 10% of the Fund’s total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Fund’s total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Fund;

(11) purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

(12) purchase or retain in the Fund’s portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or partner of the investment adviser of the Fund, if after the purchase of the securities of such issuer for the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

(13) invest more than 5% of the Fund’s net assets in warrants (valued at the lower of cost or market);

(14) make short sales of securities or maintain a short position (excluding short sales if the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of equivalent kind and amount) if such short sales represent 10% or more of the Fund’s net assets (taken at market value); provided, however, that the value of the Fund’s short sales of securities (excluding U.S. government securities) of any one issuer may not be greater than 2% of the value (taken at market value) of the Fund’s net assets or more than 2% of the securities of any class of any issuer; or

(15) enter into repurchase agreements providing for settlement in more than seven days after notice, or purchase securities which are not readily marketable, if, in the aggregate, more than 15% of its net assets would be so invested.

***

Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of a Fund’s securities will not constitute a violation of such limitation. However, with respect to repurchase agreements, borrowings and illiquid securities, changes in the percentages of such securities after the time of investment will be continually monitored and assessed to ensure the Fund’s compliance with said limitations.

APPENDIX B

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” - Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“C” - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” - Obligations are in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody’s for short-term obligations:

“Prime-1” - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

“Prime-2” - Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

“Prime-3” - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

“Not Prime” - Issuers do not fall within any of the Prime rating categories.

Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature.

“F2” - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

“F3” - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

“B” - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

“C” - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

“D” - Securities are in actual or imminent payment default.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” - An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” - An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” - An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” - An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” - An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” - An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” - An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” - An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” - A subordinated debt obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

“D” - An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payment will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

- PLUS (+) OR MINUS (-) - The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa” - Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the “Aaa” securities.

“A” - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

“Baa” - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba” - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

“B” - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

“Caa” - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

“Ca” - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

“C” - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB” - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

“BB” - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

“B” - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

“CCC,” “CC” and “C” - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. “CC” ratings indicate that default of some kind appears probable, and “C” ratings signal imminent default.

“DDD,” “DD” and “D” - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” long-term rating category or to categories below “CCC”.

Notes to Short-Term and Long-Term Credit Ratings

Standard & Poor’s

CreditWatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor’s analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The “positive” designation means that a rating may be raised; “negative” means a rating may be lowered; and “developing” means that a rating may be raised, lowered or affirmed.

Rating Outlook: A Standard & Poor’s Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

•	Positive means that a rating may be raised.

•	Negative means that a rating may be lowered.

•	Stable means that a rating is not likely to change.

•	Developing means a rating may be raised or lowered.

•	N.M. means not meaningful.

•	Moody’s

Watchlist: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody’s opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody’s Investors Services, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

Fitch

Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are “stable” could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Municipal Note Ratings

A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor’s for municipal notes:

“SP-1” - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody’s Investment Grade (“MIG”) and are divided into three levels - MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue’s specific structural or credit features. The following summarizes the ratings by Moody’s for these short-term obligations:

“MIG-1”/”VMIG-1” - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

“MIG-2”/”VMIG-2” - This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

“MIG-3”/”VMIG-3” - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

“SG” - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

Moody’s credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

APPENDIX C

The Funds may enter into futures contracts and options. Such transactions are described in this Appendix.

I. Interest Rates Futures Contracts

Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, by using futures contracts.

Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges — principally, the Chicago Board of Trade and the Chicago Mercantile Exchange and the New York Futures Exchange. The Fund would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

A public market now exists in futures contracts covering various financial instruments including long-term Treasury Bonds and Notes; Government National Mortgage Association (“GNMA”) modified pass-through mortgage-backed securities, three-month Treasury Bills; and ninety-day commercial paper. The Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

II. Stock Index Futures Contracts.

General. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor’s 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor’s 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

The Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

In addition, the Fund may utilize stock index futures contracts in anticipation of changes in the composition of its holdings. For example, in the event that the Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

III. Futures Contracts on Foreign Currencies.

A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by the Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

IV. Margin Payments.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund’s custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instrument fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V. Risks of Transactions in Futures Contracts.

There are several risks in connection with the use of futures by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the futures moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Fund. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the future contract being used, or if otherwise deemed to be appropriate by the Fund. It is also possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

Where futures are purchased to hedge against a possible increase in the price of securities or a currency before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities to be purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Fund may still not result in a successful hedging transaction over a short time frame.

Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Successful use of futures by the Fund is also subject to the Fund’s ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its Portfolio and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

VI. Options on Futures Contracts

The Fund may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts. Although permitted by their fundamental investment policies, the Fund does not currently intend to write futures options during the current fiscal year, and will not do so in the future absent any necessary regulatory approvals.

VII. Accounting and Tax Treatment.

Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

Generally, futures contracts held by the Fund at the close of the Fund’s taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as “mark-to-market.” Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and sixty percent of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Fund holds the futures contract (“the 40-60 rule”). The amount of any capital gain or loss actually realized by the Fund in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contracts. With respect to futures contracts to sell, which will be regarded as parts of a “mixed straddle” because their values fluctuate inversely to the values of specific securities held by the Fund, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which will also be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, the Fund may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of the Fund’s taxable year, but gains and losses will be subject to such short sales, wash sales, loss deferral rules and the requirement to capitalize interest and carrying charges. Under temporary regulations, the Fund would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40-60 rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, no more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term. Opinions on futures contracts generally receive federal tax treatment similar to that described above.

Certain foreign currency contracts entered into by the Fund may be subject to the “mark-to-market” process. If the Fund makes a Capital Asset Election with respect to such contracts, the contracts will be subject to the 40-60 rule, described above. Otherwise, such gain or loss will be treated as 100% ordinary gain or loss. To receive such federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends; (2) the contract must be entered into at arm’s length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts, which may be subject to various interpretations. Foreign currency contracts entered into by the Fund may result in the creation of one or more straddles for federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

Some investments may be subject to special rules which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. However, regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the “mark-to-market” rules, unless an election is made to have such currency rules apply. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations, certain transactions subject to the special currency rules that are part of a “Section 988 hedging transaction” (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. “Section 988 hedging transactions” are not subject to the mark-to-market or loss deferral rules under the Code. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts that the Fund may make or may enter into will be subject to the special currency rules described above. Gain or loss attributable to the foreign currency component of transactions engaged in by the Fund which are not subject to special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

Under the federal income tax provisions applicable to regulated investment companies, with respect to futures contracts and other financial instruments subject to the “mark-to-market” rules, the Internal Revenue Service has ruled in private letter rulings that a gain realized from such a futures contract or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract or instrument is held) if the gain arises as a result of a constructive sale under the “mark-to-market” rules, and will be treated as being derived from a security held for less than three months only if the contract or instrument is terminated (or transferred) during the taxable year (other than by reason of the mark-to-market rules) and less than three months have elapsed between the date the contract or instrument is acquired and the termination date. In determining whether the 30% test is met for a taxable year, increases and decreases in the value of the Fund’s futures contracts and other investments that qualify as part of a “designated hedge,” as defined in the Code, may be netted.

APPENDIX D

ROUTINE ISSUES

The Proxy Committee has determined that the following items are considered routine and will generally be voted in a manner consistent with the recommendations of management of the issuer:

1.	Ratification of Auditors

2.	Corporate housekeeping matters – including; proposals relating to the conduct of the annual meeting, name changes, non-substantive or corrective changes to charter or by-laws (including increasing or decreasing the number of directors), proposals as to the creation of corporate governance, nominating or other committees and proposals concerning the composition of such committees, and proposals relating to whether one individual may act as both Chairman and CEO or otherwise hold simultaneous officer and director positions.

3.	Routine capitalization matters – including; matters relating to adjusting authorized common or preferred stock in connection with stock splits or other business matters not related to anti-takeover measures; issuance of shares in connection with an acquisition, increase in capital stock for shareholder rights plan.

4.	Composition of the Board – including; election of directors, removal of directors for cause, establishing term limits for directors, requiring two candidates for each board seat; except that proposals relating to whether a majority of the Board must be independent are not considered routine.

5.	General Corporate Matters – such as formation of a holding company, reincorporation into a different state, issuance of special reports, including reports on employment and recruiting practices in relation to the gender, race or other characteristics and reports on charitable/political contributions and activities, adoption, renewal or amendment of shareholder rights plan, establishing or amending employee savings, employee stock ownership plans or investment plans.

D-1

APPENDIX E

NON-ROUTINE ISSUES

The Proxy Committee has determined to adopt the following guidelines with respect to the following non-routine issues.

1.	Proposals Regarding Director Elections

(i) Cumulative voting for the election of directors – Cumulative voting permits a shareholder to amass (cumulate) all his/her votes for directors and apportion these votes among one, or a few, or all directors on a multi-candidate slate. We believe that cumulative voting favors special interest candidates who may not represent the interests of all shareholders. We will typically vote against proposals for cumulative voting and for proposals to eliminate cumulative voting.

(ii) Classified Boards – We believe that electing directors is one of the most basic rights that an investor can exercise in stock ownership. We believe that non-classified Boards (requiring re-election of all directors annually) increases the accountability of the Board to the shareholders. We will typically vote against proposals seeking classification of a board and for proposals seeking declassification.

(iii) Term limits for independent directors – We feel that term limits can result in arbitrarily discarding knowledgeable, experienced directors. We believe that qualified and diligent directors should be allowed to continue to serve the interests of a company’s shareholders and that term limits do not serve shareholders’ interests. We will typically vote against such proposals.

(iv) Proposals concerning whether a majority of the board must be independent – We believe that it is beneficial for a majority of the board of directors of a company be comprised of independent directors. As such, we will typically vote for such proposals.

(v) Proposals requiring a majority vote for the election of directors – Such proposals go beyond what is typically required under state law, which typically provide for election of directors by a plurality vote. We believe such proposals may frustrate the will of the shareholders who have expressed a preference for a director. We will typically vote against such proposals.

2.	Other Director-Related Proposals

Proposals limiting liability of, or providing indemnification of, directors – We believe that in order to attract qualified, effective and experienced persons to serve as directors, it is appropriate for a company to offer appropriate and competitive protection to directors from exposure to unreasonable personal liability potentially arising from serving as a director. We will typically vote for such proposals.

Proposals regarding director share ownership – Like employee stock ownership, director ownership aligns the interests of directors and shareholders. Whether through outright purchase (with the director’s cash compensation) or through option grants, we believe director share ownership is in the interests of shareholders. We will typically vote for such proposals.

3.	Anti-Takeover proposals and Shareholder rights

(i) Shareholder rights plans and poison pills – Poison pills are defense against takeover offers that are not welcomed by incumbent management. Such plans typically allow shareholders (other than the shareholder making the takeover offer) to purchase stock at significantly discounted prices. Such a plan may serve to entrench management and directors and may effectively prevent any takeover, even at a substantial premium to shareholders. We will typically vote against poison pill plans and against proposals to eliminate a requirement that poison pill plans be submitted to shareholders for approval.

(ii) Golden Parachutes arrangements – We believe that executive severance arrangements that are triggered by a change in control (known as “golden parachutes”) should be submitted for shareholder approval and will therefore vote for such a requirement. We will typically vote against such arrangements if they result in a payment of more than 3 times an executive’s annual salary and bonus.

(iii) Other Anti-Takeover provisions – We will typically vote against other anti-takeover provisions, such as blank check preferred stock, greenmail provisions, shark repellents and increases in authorized shares for anti-takeover purposes and will typically vote for proposals such as fair price amendments.

(iv) Limitations on shareholder rights – including; the right to act by written consent, rights to remove directors, to amend by-laws, to call special meetings, or nominate directors. We will typically vote against proposals which limit shareholders’ corporate rights.

(v) Proposals regarding supermajority vote requirement – We support shareholders’ ability to approve or reject matters based on a simple majority. We will typically vote against proposals to institute a supermajority vote requirement.

(vi) Proposals Regarding Confidential Voting – Confidential voting allows shareholders to vote anonymously and we believe helps large institutional shareholders avoid undue influence that may be exerted by special interest groups. Prohibiting confidential voting may discourage some shareholders from exercising their voting rights, which we believe is not in the best interests of a company’s shareholders. We will typically vote for the adoption of confidential voting proposals and against proposals to prohibit confidential voting.

(vii) Discretionary voting of unmarked proxies – Such proposals often provide management with the discretion to vote unmarked proxies as management determines. Except for the discretion to vote unmarked proxies with respect to a proposal to adjourn a meeting and to set a new meeting date, we believe it is not proper to provide management with the discretion to vote unmarked proxies. We will typically vote against such proposals.

4.	Management compensation proposals

(i) Proposals to establish or amend various forms of incentive compensation plans and retirement or severance benefits for directors or key employees – We support effective and carefully administered incentive compensation plans, including stock options and other stock purchase rights to be awarded to key employees. Theses awards act as incentives for such key employees in improving the overall financial performance of the corporation. These awards should be reasonable, given corporate circumstances, and developed at the discretion of the board of directors’ compensation committee or other special committee charged with evaluating such plans. We also support appropriate severance benefits for directors and employees as necessary to attract and retain experienced and qualified individuals. We will typically vote for such proposals.

(ii) Proposals for establishing or amending Executive Incentive Bonus Plans – We believe that executive incentive bonus plans are an integral part of management compensation structures. We believe proposals for establishing and amending executive incentive bonus plans are worthwhile. We will typically vote for such proposals.

(iii) Proposals to limit the discretion of management to determine the compensation of directors and officers – we believe that proposals which limit the discretion of management to determine the compensation of directors and officers of a company are inappropriate. We believe management is best situated to determine what the market requires in order to attract able and qualified persons to act as directors and officers. We will typically vote against such proposals.

5.	Non-Routine General Corporate Matters

(i) Proposals relating to asset sales, mergers, acquisitions, reorganizations & restructuring – The proposals are typically brought by management for underlying business reasons. We believe that management best understands the corporation’s business and is best situated to take appropriate courses of action. Thus, we will typically vote for such proposals.

(ii) Proposals for extinguishing shareholder preemptive rights – Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. For companies having large, actively traded equity capitalizations, individual shareholders’ proportionate ownership may easily be obtained by market purchases. We believe that greater financing flexibility and reduced expenses afforded by not having preemptive rights are more in the interest of shareholders than the ability to maintain proportionate ownership through preemptive rights. We will typically vote for proposals to extinguish such rights and against proposals to create such rights.

(iii) Proposals requiring consideration of comparative fee information by independent auditors – The cost of an audit is determined mainly by the specific characteristics of each corporation, which may not be comparable even for companies within the same industry. Thus the comparison of one auditor’s fees with those of another auditor for a different corporation is not meaningful. We further believe that the cost of the audit should not be the overriding factor in the selection of auditors. As such, we will typically vote against such proposals.

(iv) Proposals mandating diversity in hiring practices or board composition – We believe that management is best able to make hiring and firing decisions and should make those decisions, consistent with the requirements of applicable law, based on the best available talent for the position in question. We believe that federal and state anti-discrimination laws should control to prevent discriminatory practices and that the vast majority of corporations make concerted efforts to comply with federal and state laws that prohibit employment discrimination. We will typically vote against such proposals.

(v) Proposals prohibiting dealings with certain countries – The decision to prohibit business dealings with any country is a policy issue that we believe is best reserved to the U.S. government. If the U.S. government has not prohibited trade or business dealing with companies in a particular foreign country, then we believe it is up to management to determine whether it would be appropriate for a company to do business in that country. We will typically vote against such proposals.

(vi) Proposals to limit the number of other public corporation boards on which the CEO serves – We believe that service on multiple boards may enhance the CEO’s performance by broadening his or her experience and facilitating the development of a strong peer network. We feel that management and the board are best suited to determine the impact of multiple board memberships on the performance of the CEO. We will typically vote against such proposals.

(vii) Proposals to limit consulting fees to an amount less than audit fees – We believe that access to the consulting services of professionals is a valuable resource of increasing importance in the modern world that should be at the disposal of management. We believe that restricting management’s access to such resources is not in the interests of the corporation’s shareholders. We will typically vote against such proposals.

(viii) Proposals to require the expensing of stock options – Current accounting standards permit, but do not require, the expensing of stock options. We believe that the expensing of stock options is beneficial in reviewing the financial condition of an issuer. We will typically vote for such proposals.

(ix) Proposals restricting business conduct for social and political reasons – We do not believe that social and political restrictions should be placed on a company’s business operations, unless determined as appropriate by management.

While from an investment perspective we may consider how a company’s social and political practices may affect present and prospective valuations and returns, we believe that proposals which prohibit companies from lines of business for social or political reasons are often motivated by narrow interest groups and not in the best interest of the broad base of shareholders of a company. We believe that management is in the best position to determine these fundamental business questions. We will typically vote against such proposals.

(x) Proposals requiring companies divestiture from various business – Proposals requiring companies to divest from certain businesses, like tobacco, or from businesses that do not follow certain labor practices, are often motivated by narrow special interests groups. We believe that management is best suited to determine a company’s business strategy and to consider the interest of all shareholders with respect to such matters. We will typically vote against such proposals.

6.	Other Shareholder proposals – Other shareholder proposals may arise from time to time that may not have been previously considered by management. These proposals often have a narrow parochial focus. We will typically vote with management’s recommendations with regard to such proposals.

APPENDIX F

CONFLICTS PROCEDURES

From time to time, U.S. Trust may experience potential conflicts of interest when voting a proxy for an issuer with whom U.S. Trust or a member of senior management may have a relationship that might affect the manner in which U.S. Trust votes the issuer’s proxy. The Proxy Committee has developed the following conflicts procedures governing these situations. As described below, in such situations the conflict may be address by (i) relinquishing to the account principal the voting proxy, (ii) voting the proxies in accordance with the firm’s pre-existing voting policies as set forth in Appendices A and B, or (iii) voting the proxies in accordance with the recommendations of an independent third party, such as ISS. With respect to (iii) above, the Proxy Committee will periodically obtain representations and assurances from ISS (or any other agent selected by the Committee for purposes of this Conflicts Procedure) that the agent is not itself conflicted from making such a recommendation. If the Proxy Committee determines that ISS (or such other agent) also has a conflict, it shall secure the services of another independent 3rd party proxy evaluation firm and vote the shares in accordance with the recommendations of that firm.

Conflicts Related to Voting of Shares of Affiliated Funds

U.S. Trust may have voting authority for shares held by its clients in mutual funds managed by U.S. Trust or its affiliates. In these circumstances, U.S. Trust may have a conflict of interest in voting these shares on behalf of its clients, particularly in matters relating to advisory or other fees or mergers and acquisitions. In all cases, it is U.S. Trust’s policy to instruct ISS to vote these shares in accordance with its own recommendations or the recommendations of another independent 3rd party proxy evaluation firm.

Conflicts Associated with Voting of Shares Issued by Affiliated Companies

U.S. Trust is affiliated with Charles Schwab & Co. (“Schwab”), which is a publicly registered company. U.S. Trust may have voting authority for shares held by its clients in Schwab. U.S. Trust may have a conflict of interest in voting these shares on behalf of its clients as a result of this affiliation. In all cases, it is U.S. Trust’s policy to relinquish to the account principal the voting proxy for Schwab securities. If there is no such account principal, then it is U.S. Trust’s policy to abstain from voting on these matters.

General Conflicts

Other conflicts may arise for a number of reasons, including relationships that may exist between an issuer and U.S. Trust and/or members of its senior management. The Proxy Committee will delegate to one of its members the duty to periodically inform portfolio managers, senior business managers and other members of senior management that it is their collective responsibilities to bring to the Committee’s attention matters which may create a conflict of interest for the Firm when voting proxies for issuers. Before an investment professional opines on any ballot issue, he/she must confirm that they do not have a potential conflict of interest with regard to the particular issuer. Potential conflicts of interest may include

F-1

a relationship that may exist with the issuer or a relationship that may exist with the issuer through a client or other individual or entity. In addressing General Conflicts, the following policies apply:

US Trust Senior Officer means: a Director or a member of the management committee of a US Trust Entity or of Charles Schwab Corporation.

US Trust Entity means: U.S. Trust Corporation, U.S. Trust Company N.A., United States Trust Company of New York, and U.S. Trust of Delaware.

An Institutional Client of a US Trust Entity means an institutional account of a publicly-traded company for which a US Trust Entity provides investment management services or serves as custodian or trustee of employee benefit plans.

Conflict situations – A potential conflict of interest exists where UST has discretion to vote a proxy for an issuer and:

1. A US Trust Senior Officer serves as an officer or director of that issuer.

2. A member of the Proxy Committee serves as an officer or director of that issuer.

3. The issuer is an Institutional Client of a US Trust Entity.

4. The Proxy Committee is advised or becomes aware that a US Trust Entity has a significant business relationship (i.e., managed accounts, private banking services) with the issuer or with an individual who may be director or senior officer of the issuer.

When a general conflict is identified, the conflict will be resolved by instructing ISS to vote the proxy for such issuer in accordance with its own recommendations, or with the recommendations of another independent 3rd party proxy evaluation firm. Potential conflicts of interest will be identified periodically by a member of the Proxy Committee designated by the Committee Chair. Potential Conflicts of Interest will be reviewed periodically by the Proxy Committee. For information regarding outside activities of U.S. Trust employees, the Proxy Committee should contact the Compliance Department for relevant Business Code of Ethics Disclosures. For information regarding outside activities of Directors of U.S. Trust and Schwab, the Proxy Committee should review disclosures available on public websites aboutschwab.com and ustrust.com.

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EXCELSIOR FUNDS TRUST

FORM N-lA

PART C.	OTHER INFORMATION

ITEM 23.	Exhibits.

	(a)	(1)	Trust Instrument of the Registrant dated as of April 27, 1994 (1).

		(2)	Certificate of Amendment of Certificate of Trust dated July 10, 2001 (8).

		(3)	Amended and Restated Schedule A to Trust Instrument of the Registrant (11).

	(b)	(1)	By-Laws of the Registrant (1).

		(2)	Amendment dated July 28, 2000, to Amended and Restated Bylaws of Registrant (8).

	(c)	Articles IV, V and VI of Registrant’s Trust Instrument.

	(d)	(1)	Investment Advisory Agreement among Registrant, U.S. Trust Company, N.A. and United States Trust Company of New York dated May 31, 2000, with respect to the Income, Total Return Bond and Mid Cap Value Funds (6).

		(2)	Investment Advisory Agreement among Registrant, U.S. Trust Company, N.A. and United States Trust Company of New York dated May 31, 2000, with respect to the International Equity Fund (6).

		(3)	Amendment No. 1 to the Investment Advisory Agreement among the Registrant, U.S. Trust Company, N.A. and United States Trust Company of New York with respect to the High Yield Fund (8).

		(4)	Amendment No. 2 to Investment Advisory Agreement among the Registrant, Trust Company, N.A. and United States Trust Company of New York with respect to the Equity Income Fund (11).

		(5)	Amendment No. 3 to Investment Advisory Agreement among the Registrant, U.S. Trust Company, N.A. and United States Trust Company of New York with respect to the Equity Core Fund (11).

		(6)	Investment Advisory Agreement Assumption Agreement with United States Trust Company of New York (15).

(e)	Distribution Agreement dated January 1, 2005, between BISYS Fund Services Limited Partnership and, individually and not jointly, the Registrant, Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (13).

(f)	None.

(g)	(1)	Amended and Restated Custody Agreement dated June 27, 2001, between the Registrant and JPMorgan Chase Bank (formerly The Chase Manhattan Bank) (9).

	(2)	Amendment No. 4 to Amended and Restated Custody Agreement between the Registrant and JPMorgan Chase Bank (11).

	(3)	Amendment No. 5 to Amended and Restated Custody Agreement between the Registrant and JPMorgan Chase Bank (11).

(h)	(1)	Administration Agreement dated November 12, 2004, between BISYS Fund Services Ohio, Inc., U.S. Trust Company, N.A., and, individually and not jointly, the Registrant, Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (13).

	(2)	Administration Agreement Assumption Agreement with UST Advisers, Inc. (15).

	(3)	Fund Accounting Agreement dated November 12, 2004, between BISYS Fund Services Ohio, Inc. and, individually and not jointly, the Registrant, Excelsior Funds, Inc., and Excelsior Tax-Exempt Funds, Inc. (13).

	(4)	Transfer Agency and Service Agreement dated September 24, 2001, between the Registrant and State Street Bank and Trust Company (9).

	(5)	Addendum to Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company on behalf of the Equity Income Fund and the Equity Core Fund, respectively (11).

	(6)	Amended and Restated Administrative Services Plan and Related Form of Shareholder Servicing Agreement (14).

	(7)	Amended and Restated Administrative Services Plan and Related Form of Shareholder Servicing Agreement with respect to the Equity Income and Mid Cap Value Funds’ Retirement Shares class (14).

	(8)	Credit Agreement dated December 27, 1999, by and among Registrant, Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., JPMorgan Chase Bank (formerly The Chase Manhattan Bank) and the other lenders thereunder (5).

	(9)	First Amendment dated February 28, 2001, to the Credit Agreement dated December 27, 1999, by and among Registrant, Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., JPMorgan Chase Bank (formerly The Chase Manhattan Bank) and the other lenders thereunder (8).

	(10)	Second Amendment dated July 10, 2001, to the Credit Agreement dated December 27, 1999, by and among Registrant, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., JPMorgan Chase Bank (formerly The Chase Manhattan Bank) and the other lenders thereunder (8).

	(11)	Third Amendment dated February 27, 2002 to the Credit Agreement dated December 27, 1999 by and among Registrant, Excelsior Funds, Inc., Excelsior Tax-Exempt Funds Inc., JPMorgan Chase Bank and the other lenders thereunder (9).

	(12)	Fourth Amendment dated February 26, 2003, to the Credit Agreement dated December 27, 1999, by and among Registrant, Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., JPMorgan Chase Bank and other lenders thereunder (11).

	(13)	Fifth Amendment dated March 10, 2004, to the Credit Agreement dated December 27, 1999, by and among Registrant, Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., JPMorgan Chase Bank and other lenders thereunder (11).

	(14)	Amended and Restated Waiver Agreement (14).

	(15)	Form of Shareholder Servicing Agreement (14).

(i)	(1)	Opinion and Consent of Counsel (9).

	(2)	Consent of Paul, Hastings, Janofsky & Walker LLP (15).

(j)	Consent of Deloitte & Touche, LLP (15).

(k)	None.

(l)	(1)	Purchase Agreement between the Registrant and Edgewood Services, Inc. dated March 1, 1996 relating to shares of the Optimum Growth and Mid Cap Value Funds (2).

	(2)	Purchase Agreement between the Registrant and Edgewood Services, Inc. dated August 22, 1997 relating to Trust Shares of the Balanced and International Equity Funds (3).

	(3)	Purchase Agreement between the Registrant and Edgewood Services, Inc. relating to Shares of the High Yield Fund (8).

	(4)	Purchase Agreement between the Registrant and Edgewood Services, Inc. relating to Institutional Shares of the High Yield Fund (8).

	(5)	Purchase Agreement between the Registrant and Edgewood Services, Inc. relating to Shares of the Equity Income Fund and Shares and Institutional Shares of the Enhanced Tax Managed International Fund (11).

	(6)	Purchase Agreement between the Registrant and Edgewood Services relating to Shares and Institutional Shares of the Equity Core Fund (11).

(m)	(1)	Form of Amended and Restated Distribution Plan and Form of Distribution Agreement for Shares class (7).

	(2)	Distribution Plan for the Equity Income and Mid Cap Value Funds’ Retirement Shares class (12).

(n)	Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class System (12).

(o)	Reserved.

(p)	(1)	Code of Ethics of the Registrant (15).

	(2)	Code of Ethics of U.S. Trust Corporation (including U.S. Trust Company, N.A. and United States Trust Company of New York) (15).

	(3)	Code of Ethics of BISYS Fund Services (15).

(q)	Powers of Attorney (15).

Notes:

(1)	Incorporated herein by reference to Post-Effective Amendment No. 3 to Registrant’s Registration Statement, as filed with the SEC on June 13, 1995.

(2)	Incorporated herein by reference to Post-Effective Amendment No. 11 to Registrant’s Registration Statement, as filed with the SEC on September 30, 1996.

(3)	Incorporated herein by reference to Post-Effective Amendment No. 15 to Registrant’s Registration Statement, as filed with the SEC on September 30, 1997.

(4)	Incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant’s Registration Statement, as filed with the SEC on May 28, 1999.

(5)	Incorporated herein by reference to Post-Effective Amendment No. 19 to Registrant’s Registration Statement, as filed with the SEC on May 26, 2000.

(6)	Incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant’s Registration Statement, as filed with the SEC on July 28, 2000.

(7)	Incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant’s Registration Statement, as filed with the SEC on August 15, 2000.

(8)	Incorporated herein by reference to Post-Effective Amendment No. 23 to Registrant to Excelsior Institutional Trust’s Registration Statement on Form N-1A, as filed with the SEC on July 30, 2001.

(9)	Incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A, as filed with the SEC on July 31, 2002.

(10)	Incorporated herein by reference to Post-Effective Amendment No. 26 to Registrant’s Registration Statement on Form N-1A, as filed with the SEC on July 29, 2003.

(11)	Incorporated herein by reference to Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A, as filed with the SEC on July 29, 2004.

(12)	Incorporated herein by reference to Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A, as filed with the SEC on July 30, 2004.

(13)	Incorporated herein by reference to Post-Effective Amendment No. 30 to Registrant’s Registration Statement on Form N-1A, as filed with the SEC on May 27, 2005.

(14)	Incorporated herein by reference to Post-Effective Amendment No. 31 to Registrant’s Registration Statement on Form N-1A, as filed with the SEC on July 29, 2005.

(15)	Filed herewith.

ITEM 24. Persons Controlled by or under Common Control with Registrant.

The Registrant may be deemed to be under common control with the following open-end management investment companies: Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc.

ITEM 25. Indemnification.

Article IX of Registrant’s Trust Instrument, incorporated herein by reference to Exhibit (a)(1) hereto, provides for the indemnification of Registrant’s trustees and officers.

Indemnification of Registrant’s principal underwriter against certain losses is provided for in Section 6 of the Distribution Agreement filed herewith as Exhibit (e) hereto. Limitations on the liability of the Registrant’s investment advisers are provided for in Section 9 of the Investment Advisory Agreements incorporated herein by reference to Exhibits (d)(1), (d)(2) and (d)(3) hereto.

The trustees and officers of the Registrant and the personnel of the Registrant’s administrators are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended (the “1940 Act”).

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to directors, trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, trustee, officer or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26. Business and Other Connections of the Investment Adviser.

(a)	UST Advisers, Inc.

UST Advisers, Inc. (“USTA”) is a Delaware corporation. Set forth below are the names and principal businesses of the directors and certain officers of USTA, including those who are engaged in any other business, profession, vocation or employment of a substantial nature.

Position with USTA	Name	Principal Occupation	Type of Business
Director and President	Robert F. Aufenanger United States Trust Company, National Association 225 High Ridge Road Stamford, CT 06905	President, USTA; Senior Vice President, Alternative Investments, Division, United States Trust Company, National Association	Asset Management, Investment & Fiduciary Services and Private Banking

Director	Timothy J. Leach United States Trust Company, National Association 101 California Street San Francisco, CA 94111	Regional Chief Executive Officer – Western Region, United States Trust Company, National Association	Asset Management, Investment & Fiduciary Services and Private Banking

Director	Mary E. Martinez United States Trust Company, National Association 114 West 47th Street New York, NY 10036-1532	Chief Operating Officer – Investment Management, United States Trust Company, National Association	Asset Management, Investment & Fiduciary Services and Private Banking

Position with USTA	Name	Principal Occupation	Type of Business
Director	Jeffrey T. Osmun United States Trust Company, National Association 225 High Ridge Road Stamford, CT 06905	Managing Director, United States Trust Company, National Association	Asset Management, Investment & Fiduciary Services and Private Banking

President, Mutual Funds Division	Evelyn Dilsaver Charles Schwab Investment Management Inc. 101 Montgomery Street San Francisco, CA 94104	President, Chief Executive Officer and Director, Charles Schwab Investment Management, Inc.; Executive Vice President, Charles Schwab & Co., Inc.	Financial Services

Chief Financial Officer, Mutual Funds Division	George Pereira Charles Schwab Investment Management Inc. 101 Montgomery Street San Francisco, CA 94104	Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management Inc.	Financial Services

Vice President, Treasurer and Chief Financial Officer	Ralph Pastore UST Advisers, Inc. 225 High Ridge Road Stamford, CT 06905	Vice President, Treasurer and Chief Financial Officer, USTA	Asset Management

Chief Legal Officer	Nicola Knight United States Trust Company, National Association 114 West 47th Street New York, NY 10036-1532	Chief Legal Officer, USTA; Senior Vice President and Senior Securities Counsel, United States Trust Company, National Association	Asset Management, Investment & Fiduciary Services and Private Banking

Secretary	Marina Belaya United States Trust Company, National Association 114 West 47th Street New York, NY 10036-1532	Secretary, USTA; Vice President, Senior Attorney, United States Trust Company, National Association	Asset Management, Investment & Fiduciary Services and Private Banking

(b)	United States Trust Company, National Association:

United States Trust Company, National Association (“USTC-NA”) is a national banking association organized under the laws of the United States. Set forth below are the names and principal businesses of the directors and certain officers of USTC-NA, including those who are engaged in any other business, profession, vocation, or employment of a substantial nature.

Position with USTC-NA	Name	Principal Occupation	Type of Business
Director	Frances Aldrich Sevilla-Sacasa United States Trust Company, National Association Espirito Santo Plaza 1395 Brickell Avenue Suite 610 Miami, FL 33131	President, U.S. Trust Corporation and United States Trust Company, National Association	Asset Management, Investment & Fiduciary Services and Private Banking

Director	Dr. Eleanor Baum The Cooper Union for the Advancement of Science & Art 51 Astor Place New York, NY 10003	Dean, School of Engineering, The Cooper Union for the Advancement of Science & Art	Academic

Director	Philippe de Montebello The Metropolitan Museum of Art 1000 Fifth Avenue New York, NY 10028-0198	Director & Chief Executive Officer of the Metropolitan Museum of Art	Art Museum

Director	Robert E. Denham, Esq. Munger Tolles & Olson LLP 355 South Grand Avenue 35th Floor Los Angeles, CA 90071-1560	Partner, Munger, Tolles & Olson LLP	Law Firm]

Director	David A. Olsen U.S. Trust 114 West 47th Street New York, NY 10036	Retired Chairman and Chief Executive Officer of Johnson & Higgins	Risk & Insurance Services

Director	Carl H. Pforzheimer, III Carl H. Pforzheimer & Co. LLC 950 Third Avenue 30th Floor New York, NY 10022	Manager, Carl H. Pforzheimer & Co. LLC	Investment Advisor

Position with USTC-NA	Name	Principal Occupation	Type of Business
Director (Chairman)	Charles R. Schwab The Charles Schwab Corporation 101 Montgomery Street San Francisco, CA 94104	Chairman and Chief Executive Officer, The Charles Schwab Corporation	Financial Services

Director	H. Marshall Schwarz U.S. Trust 114 West 47th Street New York, NY 10036	Retired Chairman, United States Trust Company of New York	Asset Management, Investment & Fiduciary Services and Private Banking

Director	Peter K. Scaturro United States Trust Company, National Association 114 West 47th Street New York, NY 10036-1532	Chief Executive Officer, U.S. Trust Corporation and United States Trust Company, National Association	Asset Management, Investment & Fiduciary Services and Private Banking

Director	Robert N. Wilson Johnson & Johnson 100 Albany Street New Brunswick, NJ 08903	Chairman, Caxton Health and Holdings; Retired Senior Vice Chairman, Johnson & Johnson	Health Care

Director	Ruth A. Wooden Public Agenda 6 East 39th Street New York, NY 10016	President & Chief Executive Officer Public Agenda	Nonpartisan Opinion Research Organization

Director	Christopher V. Dodds The Charles Schwab Corporation 101 Montgomery Street San Francisco, CA 94104	Executive Vice President and Chief Financial Officer, The Charles Schwab Corporation	Financial Services

Director	Peter A. Flaherty Arcon Partners, LLC 645 Madison Avenue, 20th Floor New York, NY 10022	Managing Director	Investments and Consulting

Chairman of the Board	Charles R. Schwab The Charles Schwab Corporation 101 Montgomery Street San Francisco, CA 94104	Chairman and Chief Executive Officer, The Charles Schwab Corporation	Financial Services

Chief Executive Officer	Peter K. Scaturro United States Trust Company, National Association 114 West 47th Street New York, NY 10036-1532	Chief Executive Officer, U.S. Trust Corporation and United States Trust Company, National Association	Asset Management, Investment & Fiduciary Services and Private Banking

Position with USTC-NA	Name	Principal Occupation	Type of Business
President	Frances Aldrich Sevilla-Sacasa United States Trust Company, National Association Espirito Santo Plaza 1395 Brickell Avenue Suite 610 Miami, FL 33131	President, U.S. Trust Corporation and United States Trust Company, National Association	Asset Management, Investment & Fiduciary Services and Private Banking

Executive Vice President & Chief Investment Officer	Leo P. Grohowski United States Trust Company, National Association 114 West 47th Street New York, NY 10036	Executive Vice President & Chief Investment Officer, United States Trust Company, National Association	Asset Management, Investment & Fiduciary Services and Private Banking

Executive Vice President and Chief Administrative Officer	James L. Bailey United States Trust Company, National Association 114 West 47th Street New York, NY 10036-1532	Executive Vice President and Chief Administrative Officer, United States Trust Company, National Association	Asset Management, Investment & Fiduciary Services and Private Banking

Executive Vice President – Operations, Technology & Project Management	Miriam Esteve United States Trust Company, National Association 114 West 47th Street New York, NY 10036	Executive Vice President – Operations, Technology & Project Management, United States Trust Company, National Association	Asset Management, Investment & Fiduciary Services and Private Banking

Executive Vice President – Chief Marketing Officer & Head of Strategy	Raj Seshadri United States Trust Company, National Association 114 West 47th Street New York, NY 10036	Executive Vice President – Chief Marketing Officer & Head of Strategy, United States Trust Company, National Association	Asset Management, Investment & Fiduciary Services and Private Banking

Executive Vice President – Human Resources	Evelyn Tressitt United States Trust Company, National Association 114 West 47th Street New York, NY 10036	Executive Vice President – Human Resources, United States Trust Company, National Association	Asset Management, Investment & Fiduciary Services and Private Banking

Vice Chairman	Paul K. Napoli United States Trust Company, National Association 114 West 47th Street New York, NY 10036-1532	Vice Chairman, United States Trust Company, National Association	Asset Management, Investment & Fiduciary Services and Private Banking

Position with USTC-NA	Name	Principal Occupation	Type of Business
Vice Chairman	Peter A. White United States Trust Company, National Association 114 West 47th Street New York, NY 10036	Vice Chairman, United States Trust Company, National Association	Asset Management, Investment & Fiduciary Services and Private Banking

Managing Director & Comptroller	Richard E. Brinkmann United States Trust Company, National Association 114 West 47th Street New York, NY 10036-1532	Managing Director & Comptroller, United States Trust Company, National Association	Asset Management, Investment & Fiduciary Services and Private Banking

Senior Vice President & Treasurer	Margie Edwards United States Trust Company, National Association 114 West 47th Street New York, NY 10036-1532	Senior Vice President & Treasurer, United States Trust Company, National Association	Asset Management, Investment & Fiduciary Services and Private Banking

Managing Director & Corporate Secretary	Carol A. Strickland United States Trust Company, National Association 114 West 47th Street New York, NY 10036-1532	Managing Director & Corporate Secretary, United States Trust Company, National Association	Asset Management, Investment & Fiduciary Services and Private Banking

ITEM 27. Principal Underwriters.

(a)	BISYS Fund Services Limited Partnership (“BISYS” or the “Distributor”) acts as principal underwriter for the following investment companies:

American Independence Funds Trust

American Performance Funds

The Bjurman, Barry Funds

The Coventry Group

Coventry Funds Trust

Excelsior Funds, Inc.

Excelsior Funds Trust

Excelsior Tax-Exempt Funds, Inc.

First Focus Funds, Inc.

HSBC Advisor Funds Trust

HSBC Investor Funds

Legacy Funds Group

Pacific Capital Funds

STI Classic Funds

STI Classic Variable Trust

Allianz Variable Insurance Products Fund of Funds Trust

Variable Variable Insurance Products Trust

Vintage Mutual Funds, Inc.

BISYS LP is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. BISYS’ main address is 100 SUMMER ST. 15TH FLOOR, Boston, Massachusetts 02110. Office of Supervisory Jurisdiction (OSJ) Branch is at 3435 Stelzer Road, Columbus, Ohio 43219. BISYS is an indirect wholly-owned subsidiary of The BISYS Group, Inc.

(b)	Information about Directors and Officers of BISYS is as follows:

Name and Address	Position with Principal Underwriter
James L. Smith	President and Director
Elliott Dobin	Secretary
Brian K. Bey	Vice President, Director and Chief Compliance Officer
James E. (Ed) Pike	Financial and Operations Principal

(c)	Not applicable.

ITEM 28. Locations of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder will be maintained at the offices of:

(1)	United States Trust Company, National Association, 114 West 47th Street, New York, New York 10036 (records relating to its functions as investment adviser).

(2)	UST Advisers, Inc., 225 High Ridge Road, Stamford, Connecticut 06905 (records relating to its function as investment adviser and co-administrator).

(3)	BISYS Fund Services Limited Partnership, 100 Summer Street, 15th Floor, Boston, MA 02110 (records relating to its function as distributor).

(4)	J.P. Morgan Chase & Co., 73 Tremont Street, Boston, MA 02108-3913 (records relating to its former function as co-administrator and former function as transfer agent).

(5)	State Street Bank and Trust Company, c/o Boston Financial Data Services, Inc., 2 Heritage Drive, North Quincy, MA 02171 (records relating to its function as transfer agent).

(6)	BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, MA 02110 (records relating to its function as co-administrator).

(7)	J.P. Morgan Chase Bank, 3 Chase MetroTech Center, 8th Floor, Brooklyn, NY 11245 (records relating to its function as custodian).

(8)	Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022 (Registrant’s Articles of Incorporation, Bylaws, and Minute Books).

ITEM 29. Management Services.

Not applicable.

ITEM 30. Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the “1933 Act”) and the Investment Company Act of 1940, Excelsior Funds Trust certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 32 to its Registration Statement on Form N-1A (“PEA No. 32”) under Rule 485(b) under the 1933 Act and has duly caused this PEA No. 32 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, and State of California on the 31st day of July, 2006.

EXCELSIOR FUNDS TRUST (Registrant)

/s/ Evelyn Dilsaver
Evelyn Dilsaver, President (Signature and Title)

Pursuant to the requirements of the 1933 Act, this PEA No. 32 has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date
/s/ Evelyn Dilsaver	President	July 31, 2006
Evelyn Dilsaver

/s/ George Pereira George Pereira	Chief Financial Officer, Chief Accounting Officer and Treasurer	July 31, 2006

Rodman L. Drake*	Chairman of the Board and Trustee
Morrill Melton Hall, Jr.*	Trustee
Roger M. Lynch*	Trustee
Jonathan Piel*	Trustee
John D. Collins*	Trustee
Mariann Byerwalter*	Trustee
Nils H. Hakansson*	Trustee
William A Hasler*	Trustee
James L. Bailey*	Trustee
Randall W. Merk*	Trustee

*By: /s/ Koji Felton		July 31, 2006
Koji Felton
Attorney-in-Fact*

*	Powers of Attorney are filed herewith.

EXHIBIT INDEX

(d)(6)	Investment Advisory Assumption Agreement (United States Trust Company of New York)

(h)(2)	Administration Agreement Assumption Agreement (UST Advisers, Inc.)

(i)(2)	Consent of Paul, Hastings, Janofsky & Walker LLP

(j)	Consent of Deloitte & Touche, LLP

(p)(1)	Code of Ethics of Registrant

(p)(2)	Code of Ethics of U.S. Trust Corporation

(p)(3)	Code of Ethics of BISYS Fund Services

(q)	Powers of Attorney.